Filed Pursuant to Rule 424(b)(5)

Registration Nos. 333-134461, 333-134461-01

and 333-134461-02

Prospectus Supplement

(To the Prospectus dated June 16, 2006)

NovaStar Mortgage Funding Trust, Series 2006-3 Issuing Entity	$1,089,000,000

NovaStar Mortgage, Inc. Sponsor and Servicer

NovaStar Mortgage Funding Corporation Depositor	NovaStar Home Equity Loan Asset-Backed Certificates, Series 2006-3

The certificates will be backed by a pool of residential, subprime mortgage loans. The pool contains both adjustable-rate mortgage loans and fixed-rate mortgage loans.

Consider carefully the risk factors starting on page S-12 of this prospectus supplement and page 5 of the prospectus before making a decision to invest in the certificates.

The offered certificates represent beneficial ownership interests in the issuing entity. The offered certificates are not interests in or obligations of the Sponsor, Servicer, the Depositor, any of their affiliates, or any other person. No governmental agency or instrumentality has insured or guaranteed the offered certificates or the underlying mortgage loans.

The Certificates-

Interest and principal on each class of certificates is scheduled to be paid monthly on the 25th day of the month or, if such day is not a business day, the next succeeding business day. The first scheduled distribution date is July 25, 2006.

Credit Enhancement-

The more senior classes of certificates will have the benefit of the subordination of the more subordinated classes.

All classes of Class A and Mezzanine Certificates will be supported by overcollateralization, which is available to absorb losses.

Certain mortgage loans are covered by mortgage insurance policies.

Excess cashflow will be available to absorb losses and maintain or restore overcollateralization.

Pre-Funding-

The trust fund has a pre-funding feature.

	Initial Aggregate Certificate Balance	Pass-Through Rate(1)	Price to Public	Underwriting Discount	Proceeds to the Depositor (2)
Class A-1A Certificates	$599,172,000	LIBOR + 0.1400%	100.00000%	0.2000000%	$597,973,656
Class A-2A Certificates	$122,600,000	LIBOR + 0.0800%	100.00000%	0.2100000%	$122,342,540
Class A-2B Certificates	$92,000,000	LIBOR + 0.1100%	100.00000%	0.2200000%	$91,797,600
Class A-2C Certificates	$82,800,000	LIBOR + 0.1600%	100.00000%	0.2200000%	$82,617,840
Class A-2D Certificates	$25,228,000	LIBOR + 0.2500%	100.00000%	0.2300000%	$25,169,976
Class M-1 Certificates	$66,550,000	LIBOR + 0.3000%	100.00000%	0.2300000%	$66,396,935
Class M-2 Certificates	$18,150,000	LIBOR + 0.3400%	100.00000%	0.2500000%	$18,104,625
Class M-3 Certificates	$15,950,000	LIBOR + 0.3700%	100.00000%	0.2750000%	$15,906,138
Class M-4 Certificates	$15,950,000	LIBOR + 0.4000%	100.00000%	0.3000000%	$15,902,150
Class M-5 Certificates	$11,000,000	LIBOR + 0.4900%	100.00000%	0.3500000%	$10,961,500
Class M-6 Certificates	$9,350,000	LIBOR + 1.0000%	100.00000%	0.4000000%	$9,312,600
Class M-7 Certificates	$7,150,000	LIBOR + 1.1000%	100.00000%	0.4500000%	$7,117,825
Class M-8 Certificates	$9,350,000	LIBOR + 1.9000%	100.00000%	0.5279155%	$9,300,640
Class M-9 Certificates(3)	$8,250,000	LIBOR + 2.5000%	N/A	N/A	N/A
Class M-10 Certificates (3)	$5,500,000	LIBOR + 2.5000%	N/A	N/A	N/A
Total	$1,089,000,000				$1,072,904,024

(1)	Subject to increase as described herein and subject to an available funds cap rate described herein and a maximum rate of 11%.
(2)	Before deducting expenses, estimated to be $675,000.
(3)	The Class M-9 and the Class M-10 Certificates will not be purchased by the underwriters. They will be transferred to an affiliate of the sponsor and servicer as partial consideration for the sale of the mortgage loans to the depositor.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Greenwich Capital Markets, Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated as underwriters, will offer the underwritten certificates only after the underwritten certificates have been issued, delivered to and accepted by the underwriters. The underwriters have the right to reject any order. We expect to deliver the offered certificates on or about June 29, 2006 through The Depository Trust Company and upon request through Clearstream Banking Luxembourg or the Euroclear System.

RBS GREENWICH CAPITAL	DEUTSCHE BANK SECURITIES	WACHOVIA SECURITIES

(Joint Lead Managers and Joint Book-Runners)

MORGAN STANLEY

(Co-Manager)

The date of this Prospectus Supplement is June 22, 2006.

Important notice about the information presented in this

prospectus supplement and the accompanying prospectus

We provide information to you about the offered certificates in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates.

This prospectus supplement does not contain complete information about the offering of the certificates. Additional information is contained in the prospectus. You are urged to read both this prospectus supplement and the prospectus in full. We cannot sell the offered certificates to you unless you have received both this prospectus supplement and the accompanying prospectus.

The prospectus contemplates several different types of securities, some of which are not relevant to this offering. You should rely on the information in this prospectus supplement with respect to the certificates offered hereby.

The depositor has filed with the Securities and Exchange Commission a registration statement (Registration No. 333-134461) under the Securities Act of 1933, as amended, with respect to the certificates offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Commission. You may inspect and copy the registration statement at the Public Reference Room at the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Commission’s regional offices at 233 Broadway, New York, New York, 10279 and Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

i

Flow of Funds Diagram – REMIC Trust (Interest)

Available Funds
Administrative fees
The Class I Monthly Interest Distributable Amount to the Supplemental Interest Trust, to be distributed as described herein
Available Funds Related to Group I Mortgage Loans
Available Funds Related to Group II Mortgage Loans
Interest payments to class A-1A certificates
Interest payments to class A-2A, class A-2B, class A-2C and class A-2D certificates, pro rata based on certificate balance
Any unpaid interest amounts to the class A-1A certificates
Any unpaid interest amounts to the class A-2A, class A-2B, class A-2C and class A-2D certificates, pro rata based on certificate balance
Interest payments to class M certificates, sequentially, in ascending numerical order
Excess Cashflow
Extra Principal Distribution Amount, if any, to the class A certificates and mezzanine certificates in same order of priority as the Group I Principal Distribution Amount and the Group II Principal Distribution Amount
To the Supplemental Interest Trust, to pay Hedge Providers any Defaulted Hedge Termination Payments
Residual certificates

Flow of Funds Diagram – REMIC Trust (Principal)

v

Flow of Funds Diagram – Supplemental Interest

Summary

This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, read carefully this entire prospectus supplement and the accompanying prospectus.

This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus.

Issuing Entity

NovaStar Mortgage Funding Trust, Series 2006-3.

Sponsor, Originator and Servicer

NovaStar Mortgage, Inc., a Virginia corporation.

Depositor

NovaStar Mortgage Funding Corporation, a Delaware corporation.

Trustee and Successor Servicer

JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States.

Custodian

U.S. Bank, National Association.

NovaStar Financial, Inc.

NovaStar Financial, Inc., a Maryland corporation.

Hedge Providers

Deutsche Bank AG, The Royal Bank of Scotland plc and Wachovia Bank, National Association

Mortgage Insurance Providers

Mortgage Guaranty Insurance Corporation. PMI Mortgage Insurance Company Radian Guaranty, Inc.

Closing Date

On or about June 29, 2006.

Description of the Certificates

The issuing entity will issue Home Equity Loan Asset-Backed Certificates, Series 2006-3, in sixteen classes of Class A and Mezzanine Certificates: five classes of senior Class A Certificates, Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D; eleven classes of subordinated, Mezzanine Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11. The Class A Certificates are senior to the Mezzanine Certificates. The Mezzanine Certificates with lower numerical class designations are senior to those Mezzanine Certificates with higher numerical class designations. The initial certificate balance of each class of offered certificates is shown on the front cover (subject to a variance of 10%).

The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are collectively referred to herein as the “offered certificates.” Only the offered certificates are being offered by this prospectus supplement and the accompanying prospectus. The Class M-9 and the Class M-10 Certificates are not being purchased by the underwriters. The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates are collectively referred to herein as the “underwritten certificates.” The Class A-1A Certificates are referred to herein as the “Group I Certificates” and the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are referred to herein as the “Group II Certificates”.

The issuing entity will also issue five other classes of certificates which are not being offered by this prospectus supplement, including (a) a senior interest-only class of certificates, Class I (that is senior to the Class A and Mezzanine Certificates), (b) a mezzanine class of certificates, the Class M-11 Certificates, (c) two subordinated classes of certificates, Class CA and Class CB (together the “Class C Certificates”), which (i) entitle the holder to receive payments from excess cashflow, (ii) entitle the holder to receive all collected prepayment penalties and (iii) represent the overcollateralization amount and (d) a REMIC residual interest.

The Issuing Entity

The certificates will represent ownership interests in the issuing entity, which will consist primarily of:

•	a pool of subprime mortgage loans consisting of two groups — a group of residential first-lien and second-lien, fixed and adjustable rate mortgage loans designated as Group I (which is comprised entirely of conforming balance mortgage loans and in which the Group I Certificates represent a beneficial interest) and a group of residential first-lien and second-lien, fixed and adjustable rate mortgage loans designated as Group II (which is comprised of conforming and non-conforming balance mortgage loans and in which the Group II Certificates represent a beneficial interest);

•	a security interest in the properties securing the mortgage loans;

•	collections on the mortgage loans;

•	certain hedge agreements (which agreements are not part of any REMIC), as described herein;

•	money on deposit in a pre-funding account which will be used to purchase subsequent mortgage loans for inclusion in the pool;

•	money on deposit in any capitalized interest account which may be established to fund shortfalls in collections of interest due to the pre-funding feature; and

•	certain lender paid mortgage insurance policies and related proceeds.

The Mortgage Loans

The initial mortgage loans will consist of 4,292 loans, with an aggregate principal balance of $707,169,900. The Group I initial mortgage loans will consist of 2,985 loans, with an aggregate principal balance of $459,661,903. The Group II initial mortgage loans will consist of 1,307 loans with an aggregate principal balance of $247,507,997.

The initial mortgage loans have the following approximate characteristics as of the cut-off date:

Adjustable-rate mortgage loans: 82.56%

Fixed-rate mortgage loans: 17.44%

Interest only mortgage loans: 13.53%

Second lien mortgage loans: 4.45%

Range of mortgage rates: 5.900% to 13.650%

Weighted average mortgage rate: 8.991%

Range of gross margins of the adjustable-rate mortgage loans: 3.750% to 8.500%

Weighted average gross margin of the adjustable-rate mortgage loans: 5.768%

Range of minimum mortgage rates of the adjustable-rate mortgage loans: 4.500% to 13.650%

Weighted average minimum mortgage rate of the adjustable-rate mortgage loans: 8.893%

Range of maximum mortgage rates of the adjustable-rate mortgage loans: 12.875% to 20.650%

Weighted average maximum mortgage rate of the adjustable-rate mortgage loans: 15.902%

Weighted average next adjustment date of the adjustable-rate mortgage loans: June 2008

Weighted average remaining term to stated maturity: 350 months

Range of principal balances as of the cut-off date: $12,375 to $1,102,122

Average principal balance as of the cut-off date: $164,765

Range of original loan- to-value ratios(1): 12.83% to 100.00%

Weighted average original loan-to-value ratio(1): 82.06%

Geographic concentrations in excess of 5%:

Florida	23.30%

California	14.02%

Maryland	6.13%

(1)	As used in this prospectus supplement, the loan-to-value ratio for any second lien mortgage loan will mean the combined loan-to-value ratio.

The initial Group I Mortgage Loans have an aggregate principal balance of approximately $459,661,903 as of the cut-off date and have the following approximate characteristics as of the cut-off date:

Adjustable-rate Group I Mortgage Loans: 80.23%

Fixed-rate Group I Mortgage Loans: 19.77%

Interest-only Group I Mortgage Loans: 9.89%

Second lien Group I Mortgage Loans: 1.70%

Range of mortgage rates: 5.990% to 13.650%

Weighted average mortgage rate: 8.930%

Range of gross margins of the adjustable-rate Group I Mortgage Loans: 3.750% to 8.500%

Weighted average gross margin of the adjustable-rate Group I Mortgage Loans: 5.851%

Range of minimum mortgage rates of the adjustable-rate Group I Mortgage Loans: 4.500% to 13.650%

Weighted average minimum mortgage rate of the adjustable-rate Group I Mortgage Loans: 8.924%

Range of maximum mortgage rates of the adjustable-rate Group I Mortgage Loans: 12.875% to 20.650%

Weighted average maximum mortgage rate of the adjustable-rate Group I Mortgage Loans: 15.932%

Weighted average next adjustment date of the adjustable-rate Group I Mortgage Loans: June 2008

Weighted average remaining term to stated maturity: 355 months

Range of principal balances as of the cut-off date: $12,375 to $650,000

Average principal balance as of the cut-off date: $153,991

Range of original loan- to-value ratios(1): 12.83% to 100.00%

Weighted average original loan-to-value ratio(1): 80.14%

Geographic concentrations in excess of 5%:

Florida	21.58%

California	8.83%

Maryland	7.13%

New Jersey	5.26%

(1)	As used in this prospectus supplement, the loan-to-value ratio for any second lien mortgage loan will mean the combined loan-to-value ratio.

The initial Group II Mortgage Loans have an aggregate principal balance of approximately $247,507,997 as of the cut-off date and have the following approximate characteristics as of the cut-off date:

Adjustable-rate Group II Mortgage Loans: 86.90%

Fixed-rate Group II Mortgage Loans: 13.10%

Interest-only Group II Mortgage Loans: 20.29%

Second lien Group II Mortgage Loans: 9.56%

Range of mortgage rates: 5.900% to 13.000%

Weighted average mortgage rate: 9.104%

Range of gross margins of the adjustable-rate Group II Mortgage Loans: 4.200% to 7.990%

Weighted average gross margin of the adjustable-rate Group II Mortgage Loans: 5.625%

Range of minimum mortgage rates of the adjustable-rate Group II Mortgage Loans: 5.500% to 12.700%

Weighted average minimum mortgage rate of the adjustable-rate Group II Mortgage Loans: 8.841%

Range of maximum mortgage rates of the adjustable-rate Group II Mortgage Loans: 12.900% to 19.700%

Weighted average maximum mortgage rate of the adjustable-rate Group II Mortgage Loans: 15.851%

Weighted average next adjustment date of the adjustable-rate Group II Mortgage Loans: June 2008

Weighted average remaining term to stated maturity: 342 months

Range of principal balances as of the cut-off date: $15,000 to $1,102,122

Average principal balance as of the cut-off date: $189,371

Range of original loan- to-value ratios(1): 48.81% to 100.00%

Weighted average original loan-to-value ratio(1): 85.64%

Geographic concentrations in excess of 5%:

Florida	26.49%

California	23.68%

Texas	5.29%

(1)	As used in this prospectus supplement, the loan-to-value ratio for any second lien mortgage loan will mean the combined loan-to-value ratio.

For additional information on the Mortgage Loans, see “Description of the Mortgage Pool” in this prospectus supplement.

Pre-Funding Feature

On the closing date, the depositor will deposit approximately $392,830,100 into a pre-funding account which will be used from time to time before the end of the pre-funding period to acquire subsequent mortgage loans to include in the mortgage pool, approximately $255,340,380 of which will be used to acquire subsequent mortgage loans for Group I and approximately $137,489,720 of which will be used to acquire subsequent mortgage loans for Group II.

The pre-funding period commences on the closing date and ends on the earlier of (i) the date on which the amount on deposit in the pre-funding account is less than $10,000 and (ii) September 23, 2006.

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans, as described in this prospectus supplement.

To the extent that the issuing entity does not fully use amounts on deposit in the pre-funding account to purchase subsequent mortgage loans by the end of the pre-funding period, the issuing entity will apply the remaining amounts as a prepayment of principal to the related classes of certificates on the payment date immediately following the end of the pre-funding period. Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the notes from amounts in the pre-funding account.

If required by the rating agencies, a capitalized interest account will be established and funded on the closing date. Funds so deposited will be used to cover shortfalls in collections of interest due to the pre-funding feature.

Final Scheduled Distribution Date

The final scheduled distribution date for all the certificates is the distribution date in October 2036.

We anticipate that the actual final payment on each class will occur significantly earlier than the indicated date.

Book-Entry Format

The offered certificates (other than the Class M-9 and Class M-10 Certificates) will be issued, maintained and transferred on the book-entry records of The Depository Trust Company. The offered certificates will be offered in registered form, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof, with a minimum investment of $100,000.

Distributions on the Certificates

Distribution Dates

Payments on the certificates will be made on the 25th day of each month or, if that day is not a business day, on the next business day, commencing on July 25, 2006.

Record Dates

The trustee will make payments to the certificateholders of record as of the related record date. The record date for a distribution date generally is the last business day prior to that distribution date. The record date for the first distribution date is July 24, 2006.

Distribution priorities

On each distribution date, the available funds representing interest collections on the mortgage pool remaining after paying the administrative fees will be distributed to pay interest on the certificates, up to their required amount, in the following order:

•	first, the available funds representing interest from both Groups of mortgage loans to the Class I Certificates,

•	second, concurrently, with equal priority in payment, (i) the remaining available funds representing interest from the Group I mortgage loans to the Group I Certificates and (ii) the remaining available funds representing interest from the Group II mortgage loans to the Group II Certificates,

•	third, from the remaining available funds representing interest from one group of mortgage loans to the class(es) of Class A Certificates related to the other group of mortgage loans, to the extent necessary to distribute any interest entitlement remaining undistributed, and

•	fourth, the remaining available funds representing interest from the Group I and Group II mortgage loans sequentially to the classes of Mezzanine Certificates according to numerical class designation.

Interest distributable to each group of certificates will be paid pro-rata among the classes of certificates in each group, based on their respective interest entitlements for the related date.

On each distribution date, the available funds representing principal collections on the Group I and Group II mortgage loans, including any amounts required to be funded from excess cashflow to the extent necessary to maintain or restore the overcollateralization amount to the required overcollateralization amount, will be distributed to pay principal on the certificates, up to their required amounts, in the following order:

•	first, the available funds representing principal and excess cashflow from the Group I mortgage loans, to the Class A-1A Certificates until retired;

•	second, the available funds representing principal and excess cashflow from the Group II mortgage loans, to the Class A-2A Certificates, until retired, then to the Class A-2B Certificates, until retired, then to the Class A-2C Certificates, until retired, and then to the Class A-2D Certificates, until retired (however, if all of the Mezzanine Certificates are reduced or written down to zero, the related share of principal and excess cashflow from the Group II mortgage loans will be distributed to the Group II Certificates pro rata, based on certificate principal balance until their certificate principal balances are paid to zero); and

•	third, the remaining available funds representing principal and excess cashflow from the Group I and Group II mortgage loans to the Mezzanine Certificates according to numerical class designation, until retired.

In the event that available funds from one group of mortgage loans are insufficient to make a required payment of principal to its related Class A Certificates, then any available funds representing principal and excess cashflow from the other group remaining after payment of principal to its related Class A Certificateholders may be used for such required payment to the extent described in this prospectus supplement.

We refer you to “Description of the Certificates” herein for additional information.

Interest

Interest on the certificates will accrue at the applicable pass-through rate, subject to the available funds cap rate and a maximum rate of 11%, for that class of certificates during the related accrual period. For each distribution date, the accrual period will run from the prior distribution date to and including the day preceding the applicable distribution date, except that for the first distribution date, interest begins to accrue on the closing date.

Interest will be calculated on the basis of the actual number of days elapsed in the accrual period and a year consisting of 360 days.

Pass-Through Rates

The pass-through rate for each class of Class A and Mezzanine Certificates and any distribution date is the lesser of: (1) the formula rate for that class and distribution date and (2) the available funds cap rate for that class and distribution date.

The formula rate for each class of Class A and Mezzanine Certificates is the lesser of (1) the LIBOR Rate and (2) 11%.

The LIBOR Rate for each class of certificates is as follows:

Class	LIBOR Rate
Class A-1A Certificates	LIBOR plus 0.1400%
Class A-2A Certificates	LIBOR plus 0.0800%
Class A-2B Certificates	LIBOR plus 0.1100%
Class A-2C Certificates	LIBOR plus 0.1600%
Class A-2D Certificates	LIBOR plus 0.2500%
Class M-1 Certificates	LIBOR plus 0.3000%
Class M-2 Certificates	LIBOR plus 0.3400%
Class M-3 Certificates	LIBOR plus 0.3700%
Class M-4 Certificates	LIBOR plus 0.4000%
Class M-5 Certificates	LIBOR plus 0.4900%
Class M-6 Certificates	LIBOR plus 1.0000%
Class M-7 Certificates	LIBOR plus 1.1000%
Class M-8 Certificates	LIBOR plus 1.9000%
Class M-9 Certificates	LIBOR plus 2.5000%
Class M-10 Certificates	LIBOR plus 2.5000%
Class M-11 Certificates	LIBOR plus 2.5000%

If the certificates remain outstanding after the first distribution date on which the clean-up call could be exercised, which is the distribution date on which the aggregate principal balance of the mortgage loans is equal to or less than 10% of the sum of the aggregate principal balance of the initial mortgage loans as of the cut-off date plus the original pre-funding amount, then the LIBOR Rate on each class of certificates will increase to the following rates:

Class	LIBOR Rate After Step Up
Class A-1A Certificates	LIBOR plus 0.2800%
Class A-2A Certificates	LIBOR plus 0.1600%
Class A-2B Certificates	LIBOR plus 0.2200%
Class A-2C Certificates	LIBOR plus 0.3200%
Class A-2D Certificates	LIBOR plus 0.5000%
Class M-1 Certificates	LIBOR plus 0.4500%
Class M-2 Certificates	LIBOR plus 0.5100%
Class M-3 Certificates	LIBOR plus 0.5550%
Class M-4 Certificates	LIBOR plus 0.6000%
Class M-5 Certificates	LIBOR plus 0.7350%
Class M-6 Certificates	LIBOR plus 1.5000%
Class M-7 Certificates	LIBOR plus 1.6500%
Class M-8 Certificates	LIBOR plus 2.8500%
Class M-9 Certificates	LIBOR plus 3.7500%
Class M-10 Certificates	LIBOR plus 3.7500%
Class M-11 Certificates	LIBOR plus 3.7500%

Principal

On each distribution date, the certificateholders are scheduled to receive their share of an amount of principal generally equal to the sum of:

•	the scheduled principal on the mortgage loans collected or advanced during the related due period;

•	unscheduled principal on the mortgage loans collected during the prior prepayment period; and

•	excess interest to the extent necessary to maintain or restore the overcollateralization amount to the required overcollateralization amount.

The Mezzanine Certificates are unlikely to receive any principal payments until, at the earliest, the distribution date occurring in July 2009 (unless the aggregate principal balance of the Class A Certificates has been reduced to zero).

After the crossover date, principal will be distributed to the certificateholders of each class in accordance with a distribution priority which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, overcollateralization, which is subordinated to all classes of Class A and Mezzanine Certificates, and excess interest from the mortgage loans.

Credit Enhancement

The credit enhancement provided to the holders of the Class A and Mezzanine Certificates will consist of subordination, overcollateralization, excess cashflow, mortgage insurance and limited cross-collateralization.

Subordination

The rights of the holders of the Class A Certificates to receive distributions are subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class I Certificates.

The rights of the holders of the Mezzanine Certificates to receive distributions will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Class I Certificates and the Class A Certificates.

The rights of the holders of the Mezzanine Certificates with higher numerical class designations to receive distributions will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the Mezzanine Certificates with lower numerical class designations.

Subordination is intended to enhance the likelihood of regular distributions on the more senior certificates and to afford those certificates protection against losses.

Overcollateralization

The issuing entity will have an initial level of overcollateralization of approximately 0.50% of the sum of (i) the aggregate principal balance of the initial mortgage loans as of the cut-off date and (ii) the original pre-funding amount. On any distribution date after the closing date, the issuing entity is required to maintain or restore overcollateralization at the initial level.

The overcollateralization is available for the benefit of all classes of the offered and Class I Certificates.

Excess Cashflow

Excess cashflow (which includes excess interest from the mortgage loans) will be paid as follows:

(i) to the holders of the class or classes of Class A and Mezzanine Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, distributable to such holders in the same order of priority as the Group I Principal Distribution Amount and the Group II Principal Distribution Amount as described under “Description of the Certificates—Principal Allocations” herein;

(ii) to the supplemental interest trust to be distributed as described under “Description of the Certificates — Supplemental Interest Trust” herein; and

(iii) any remaining amounts to the holders of the residual certificates, as provided in the pooling and servicing agreement.

Mortgage Insurance

Approximately 54.71% of the initial mortgage loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corporation. Approximately 40.01% of the initial mortgage loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 5.28% of the initial mortgage loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

The mortgage insurance policy provided by MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, of the original loan-to-value ratio of such mortgage loan, as more fully described in the mortgage insurance policy.

All of the initial mortgage loans having mortgage insurance are insured by MGIC. The sponsor expects that certain of the subsequent mortgage loans may also have mortgage insurance from either PMI Mortgage Insurance Company, or from Radian Guaranty Inc., as well as from MGIC.

Limited Cross-Collateralization

The mortgage loans have been divided into two subpools, designated as the “Group I mortgage loans” and the “Group II mortgage loans.” The Group I mortgage loans primarily support the Group I Certificates. The Group II mortgage loans primarily support the Group II Certificates. Distributions of collections from both groups of mortgage loans will be used to pay interest and principal to the Mezzanine Certificates, the Class I Certificates and the Class C Certificates. To the extent that available funds representing interest from one group of mortgage loans are insufficient to make a required payment of interest to its related Class A Certificates, then any remaining available funds representing interest from the other group, after payment of interest to its related Class A Certificates, may be used to make such required payment as described in this prospectus supplement. Likewise, remaining funds representing principal from a group after making the required distribution of principal to its related Class A Certificates may be used to make required principal distributions on the other classes of Class A Certificates as described in this prospectus supplement.

Interest Rate Hedge Agreements

On the closing date, the supplemental interest trust will enter into four interest rate swap agreements and ten interest rate cap agreements with the Hedge Providers. Under each interest rate hedge agreement, on each distribution date until that hedge agreement is retired, the supplemental interest trust will make a payment equal to a fixed rate on a notional amount to the hedge provider, and the supplemental interest trust will receive a payment from the hedge provider equal to the product of (a) in the case of the swap agreements, one-month LIBOR, and in the case of the cap agreements, the excess, if any, of one-month LIBOR over the related strike price, (b) the actual number of days elapsed in the related accrual period divided by 360 and (c) the applicable notional amount.

On each distribution date amounts received by the supplemental interest trust in respect of the interest rate hedge agreements will be available to cover Realized Losses experienced during the Collection Period relating to such distribution date.

See “Description of the Certificates – Summary of Interest Rate Hedge Agreements” in this prospectus supplement.

Allocation of Losses

All realized losses on the mortgage loans will be allocated on each distribution date, sequentially as follows: first to the excess cash flow, second in reduction of the overcollateralization amount and third to the reduction of the principal balance of the classes of Mezzanine Certificates, in inverse order of priority.

See “Risk Factors—Potential inadequacy of credit enhancement” and “Description of the Certificates” in this prospectus supplement.

Removal and Substitution of Mortgage Loans

Upon the earlier of discovery or receipt of notice by the depositor of a breach of any of the representations and warranties contained in the mortgage loan purchase agreement which materially and adversely affects the value of the related mortgage loan or the interests of the certificateholders, the sponsor will have a period of sixty days to effect a cure. If the breach is not cured within the sixty-day period, the sponsor will, either (a) substitute for such mortgage loan a Qualified Substitute Mortgage Loan or (b) purchase such mortgage loan from the issuing entity. See “Description of the Certificates— Assignment of Mortgage Loans” in this prospectus supplement.

The custodian on behalf of the trustee shall review each mortgage loan file and if during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file which is not executed, has not been received, is unrelated to the mortgage loan, or does not conform to the requirements in the pooling and servicing agreement, the custodian will promptly so notify the sponsor in writing with details thereof. If, within 45 days after the custodian’s notice of such defect, the sponsor has not caused the defect to be remedied and the defect materially and adversely affects the value of the related mortgage loan or the interest of the certificateholders in the related mortgage loan, the sponsor will either (a) substitute such mortgage loan with a qualified substitute mortgage loan or (b) purchase such mortgage loan from the issuing entity. See “Description of the Certificates—Assignment of Mortgage Loans” in this prospectus supplement.

Advancing

The servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, other than balloon payments, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. Reimbursement of these advances is senior to payments to the certificateholders.

Servicing Fee

The servicer will receive a servicing fee on each distribution date in an amount equal to interest at the servicing fee rate for a mortgage loan on the outstanding principal balance of that mortgage loan. The servicing fee rate with respect to each mortgage loan will be 0.50% per annum. The servicing fee will be paid out of available funds on each distribution date prior to any payments on the certificates.

Clean-up Call

The servicer or its designee has a clean-up call option which, if exercised, would result in early retirement of the certificates on any distribution date on or after the date on which the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of (i) the aggregate principal balance of the initial mortgage loans as of the cut-off date and (ii) the original pre-funding amount. See “Description of the Certificates—Optional Purchase Pledge” in this prospectus supplement.

Federal Income Tax Consequences

Elections will be made to treat certain portions of the issuing entity as one or more REMICs for federal income tax purposes. The Class A and Mezzanine Certificates represent ownership of “regular interests” in a REMIC, along with certain contractual rights and obligations as described herein. Certificateholders will be required to include interest on the certificates in income in accordance with an accrual method of accounting.

Calculation of LIBOR

The London interbank offered rate (“LIBOR”) with respect to any distribution date will be determined by the trustee (provided that, in the case of each interest rate hedge agreement, it will be determined by the applicable Hedge Provider) and will equal the posted rate for United States dollar deposits for one month that appeared on Telerate Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the immediately preceding distribution date (or, in the case of the first distribution date, the second LIBOR business day preceding the closing date). If no such posted rate appears, LIBOR will be determined on the basis of the offered quotation of the reference banks (which shall be four major banks that are engaged in transactions in the London interbank market) identified in the pooling and servicing agreement for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 a.m., London time, on such date. See “Description of the Certificates–Calculation of One-Month LIBOR” in this prospectus supplement.

ERISA Considerations

After the end of the pre-funding period, the underwritten certificates may be purchased by ERISA plans provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of underwritten certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

Legal Investment

The Class A and Mezzanine Certificates will not constitute “mortgage related securities” for purposes of SMMEA. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the certificates.

Ratings

The offered certificates must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. and Fitch Ratings in order to be issued:

Class	Ratings
	S&P	Moody’s	Fitch
A-1A	AAA	Aaa	AAA
A-2A	AAA	Aaa	AAA
A-2B	AAA	Aaa	AAA
A-2C	AAA	Aaa	AAA
A-2D	AAA	Aaa	AAA
M-1	AA+	Aa2	AA+
M-2	AA	Aa3	AA-
M-3	AA	A1	AA-
M-4	AA-	A2	A+
M-5	A+	A3	A-
M-6	A+	Baa1	A-
M-7	A	Baa2	BBB+
M-8	BBB+	Baa3	BBB
M-9	BBB	Not Rated	BBB-
M-10	BBB-	Not Rated	Not Rated
M-11	BB+	Not Rated	Not Rated

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of principal prepayments or the collection thereof, the corresponding effect on yield to investors or the payment of any shortfall resulting from the application of the available funds cap rate.

Risk Factors

Prospective investors should consider, among other things, the items discussed under “Risk Factors” in the prospectus and the following factors in connection with the purchase of the offered certificates:

Some of the loans in the mortgage pool were underwritten to non-conforming standards and may experience higher delinquency and loss rates

The underwriting standards for the mortgage loans are described under “Description of the Mortgage Pool—Underwriting Standards for the Mortgage Loans”, and are primarily intended to provide single family mortgage loans for non-conforming credits which do not satisfy the requirements of typical “A” credit borrowers. A “non-conforming credit” means a borrower whose mortgage loan would be ineligible for direct purchase by Fannie Mae due to credit characteristics that do not meet the Fannie Mae underwriting guidelines, for reasons such as creditworthiness and repayment ability. These mortgagors may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other negative credit items. Accordingly, mortgage loans underwritten to non-conforming credit underwriting standards or to standards that do not meet the requirements for typical “A” credit borrowers are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than mortgage loans originated in accordance with the Fannie Mae underwriting guidelines or to typical “A” credit borrowers.

The mortgage pool contains high original loan-to-value loans which could cause losses to holders of the Class A and Mezzanine Certificates

Approximately 56.91% of the Group I initial mortgage loans and approximately 59.21% of the Group II initial mortgage loans (in each case, by aggregate principal balance of the related loan group as of the cut-off date), respectively, with an original loan-to-value ratio in excess of 60% will be covered by a lender-paid mortgage insurance policy (references to loan-to-value ratios in this prospectus supplement are references to combined loan-to-value ratios with respect to second-lien mortgage loans).

Approximately 46.62% and 46.92 % of the Group I initial mortgage loans and Group II initial mortgage loans (in each case, by aggregate principal balance of the related loan group as of the cut-off date), respectively, have original loan-to-value ratios in excess of 80%. Mortgage loans with a loan-to-value ratio in excess of 80% will be affected to a greater extent than mortgage loans with a loan-to-value ratio equal to or less than 80% by any decline in the value of the related property securing such mortgage loans. We can give no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

Potential inadequacy of credit enhancement

The overcollateralization, subordination, limited cross-collateralization, loss allocation, excess cashflow and primary mortgage insurance features described in this prospectus supplement are intended to enhance the likelihood that the certificateholders will receive regular payments of interest and principal, but such credit enhancements are limited in nature and may be insufficient to cover all losses on the mortgage loans. The credit enhancement includes the subordination of excess interest to payments of interest and principal on the Class I Certificates, Class A Certificates and Mezzanine Certificates.

Further, while excess interest, if any, will be available to maintain or restore overcollateralization, there may not be sufficient funds available to make the required distribution of interest on the certificates. Such a shortfall would reduce the interest distributed to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2, Class M-1, Class A Certificates, concurrently, and the Class I Certificates, in that order.

Although primary mortgage insurance policies have been acquired on behalf of the issuing entity from the mortgage insurance providers, such coverage will provide only limited protection against losses on defaulted covered mortgage loans. Unlike a financial guaranty policy, coverage under the mortgage insurance policies is subject to certain limitations and exclusions including, for example, losses resulting from fraud and physical damage to the mortgaged property and to certain conditions precedent to payment, such as notices and reports. As a result, coverage may be denied or limited on covered mortgage loans. In addition, since the amount of coverage depends on the loan-to-value ratio at the time of origination of the covered mortgage loan, a decline in the value of a mortgaged property will not result in increased coverage, and the issuing entity may still suffer a loss on a covered mortgage loan. The mortgage insurance providers also may affect the timing and conduct of foreclosure proceedings and other servicing decisions regarding defaulted mortgage loans covered by the policy.

Pledge of servicing rights

The servicing rights with respect to the mortgage loans may be pledged by the servicer to a third-party unrelated to the servicer. The pledgee of the servicing rights has the right, at its discretion, to transfer servicing responsibilities to another entity upon the occurrence of a servicer event of default under the pooling and servicing agreement, or upon a default of the servicer or its affiliates under the lending facility between the servicer and the pledgee of the servicing rights, if the pledgee of the servicing rights certifies to the trustee that such entity is a qualified servicer pursuant to the requirements of the pooling and servicing agreement, and such transfer does not cause any of the rating agencies to withdraw, downgrade or qualify the ratings they have assigned to any of the certificates. It is possible that the servicing responsibilities with respect to some or all of the mortgage loans may be transferred from the servicer to a third party in the future, which may or may not occur within a short time following the closing date. At any time that servicing responsibilities are transferred as described above, the mortgage loans may experience an increase in delinquencies and default during the transitions of servicing responsibilities. In addition, in the event of a servicer default under the pooling and servicing agreement, the pledgee of the servicing rights will have the right to require the replacement of the servicer, even if the certificateholders have waived the related default.

The mortgage pool includes balloon loans, which can create increased risk of losses

Approximately 3.26% and 9.19% of the Group I initial and the Group II initial mortgage loans (in each case, by aggregate principal balance of the related loan group as of the cut-off date), respectively, are fixed-rate “balloon loans”; that is, they require monthly payments of principal based on 30-year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment or they require monthly payments of principal based on 40-year amortization schedules and have scheduled maturity dates of 30 years from the due date of the first monthly payment, in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date; or they are adjustable rate “balloon loans”; that is, they have interest rates that are fixed for two, three or five years and then the interest rates float for twenty-eight, twenty-seven or twenty-five years, respectively, and they require monthly payments of principal based on 40-year amortization schedules and have scheduled maturity dates of 30 years from the due date of the first monthly payment. The balloon loans entail a greater degree of risk for prospective investors because the ability of a mortgagor to make a balloon payment typically will depend upon the mortgagor’s ability either to refinance the related balloon loan or to sell the related mortgaged property. The mortgagor’s ability to sell or refinance will be affected by a number of factors, including the level of prevailing mortgage rates at the time of sale or refinancing, the mortgagor’s equity in the related mortgaged property, the financial condition and credit profile of the mortgagor, applicable tax laws and general economic conditions. No person is obligated to refinance any balloon loan.

The mortgage pool includes mortgage loans secured by second-liens on the related mortgaged property

Approximately 1.70% of the Group I initial mortgage loans and approximately 9.56% of the Group II initial mortgage loans (by aggregate principal balance as of the cut-off date) are secured by second-liens on the related mortgaged properties. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such mortgage loans only to the extent that the claims of the related senior mortgages have been satisfied in full, including any related foreclosure costs. In circumstances when it has been determined to be uneconomical to foreclose on the mortgaged property, the servicer may write off the entire balance of such second-lien mortgage loan as a bad debt. The foregoing considerations will be particularly applicable to mortgage loans secured by second-liens that have high loan-to-value ratios because it is comparatively more likely that the servicer would determine foreclosure to be uneconomical in the case of such mortgage loans. The rate of default of second-lien mortgage loans may be greater than that of mortgage loans secured by first-liens on comparable properties.

An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

The prepayment experience of the second lien loans may differ from that of the first lien loans. Second lien mortgage loans often are not viewed as permanent financing and may be more likely to be prepaid. However, the smaller monthly payment relative to that of a first lien mortgage loan may reduce the perceived benefits of refinancing. Changes in the tax laws governing deductibility of mortgage interest are likely to have a greater effect on second lien loans than on first lien loans.

The mortgage pool includes interest-only mortgage loans, which may have an increased risk of loss

Approximately 9.89% and 20.29% of the Group I initial and Group II initial mortgage loans (by aggregate principal balance of the related loan group as of the cut-off date), respectively, do not provide for any required payments of principal during the first five or ten years of their term. These loans are sometimes referred to as interest only loans. Interest only loans may have risks and payment characteristics that are not present with fully amortizing mortgage loans, including the following:

•	no principal distributions will be made to certificateholders from interest only loans during their interest only period except in the case of a prepayment, which may extend the weighted average lives of the certificates;

•	during the interest only period interest only loans may be less likely to prepaid since the perceived benefits of refinancing may be less than with a fully amortizing mortgage loan;

•	as the end of the interest only period approaches, an interest only loan may be more likely to be refinanced in order to avoid the increase in the monthly payment required to amortize the loan over its remaining term;

•	interest only loans may be more likely to default than fully amortizing loans a the end of the interest only period due to the increased monthly payment required to amortize the loan over its remaining term; and

•	if an interest only loan defaults, the severity of loss may be greater due to the larger unpaid principal balance.

The mortgage loans have geographic concentrations which could cause losses to the holders if certain events occur in such regions

Approximately 21.58%, 8.83% and 7.13% of the Group I initial mortgage loans (by aggregate principal balance of the Group I initial mortgage loans as of the cut-off date) are secured by properties located in Florida, California and Maryland, respectively. Approximately 26.49%, 23.68% and 5.29% of the Group II initial mortgage loans (by aggregate principal balance of the Group II initial mortgage loans as of the cut-off date) are secured by properties located in Florida, California and Texas, respectively. In the event any of these states experiences a decline in real estate values, losses on the mortgage loans may be greater than otherwise would be the case. Such mortgage loans may be subject to prepayment or loss, both of which could affect the yield on the Class A and Mezzanine Certificates.

Certain risks are associated with the 40/30 mortgage loans owned by the issuing entity

Approximately 15.99% of the initial mortgage loans by cut-off date principal balance are adjustable rate mortgage loans and are intended to have a maturity date set at 30 years from origination and monthly payments set to amortize the principal balance of the loan over a term of 40 years from origination. The 40 year amortization schedule results in lower monthly payments for the borrower compared to traditional 30 year mortgage loans. Unless the loan is prepaid by the borrower, the 40 year amortization schedule will also result in the borrower owing a significant balloon payment on the 30th anniversary of origination.

A possible interpretation of the mortgage loans may be that the monthly payments are to be reset after the first adjustment date so that the monthly payment will amortize the principal balance of the mortgage loans over a term of 30 years from origination. If such interpretation were correct, it could result in a reduction of collections otherwise due to the issuing entity and could mean that the disclosures made to the borrower may have violated applicable law. The sponsor has agreed to send written correspondence to each borrower who received this type of loan confirming with the borrower that they understand that the loan they received has a 30 year maturity date and a 40 year amortization term. The correspondence will also confirm with the borrower that they understand these loans will result in a significant balloon payment on the 30th year. There can be no assurance that such letters will fully resolve any potential risks involved with the interpretation of these loans or the required legal disclosures.

In the event it is determined that any such loan is considered to provide for a 30 year amortization or that the disclosures violated applicable law, the sponsor will be required to repurchase the applicable loan from the issuing entity. If a significant number of loans are repurchased, the weighted average lives of the certificates may be shortened.

The final pool of mortgage loans will include mortgage loans which will differ from the pool of initial mortgage loans described in this prospectus supplement

Subsequent mortgage loans acquired by the issuing entity as a result of the pre-funding feature may have characteristics different from those of the initial mortgage loans. However, each subsequent mortgage loan must satisfy the eligibility criteria referred to under the “Description of the Mortgage Pool—Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account” at the time of its conveyance to the issuing entity and must be underwritten in accordance with the criteria described under “Description of the Mortgage Pool—Underwriting Standards for the Mortgage Loans” herein. The statistical information presented in this prospectus supplement under “Description of the Mortgage Pool” describes a pool of mortgage loans consisting in the aggregate of the initial mortgage loans to be transferred to the trust on the closing date.

The pre-funding feature could result in a significant prepayment on the Class A and Mezzanine Certificates at the end of the pre-funding period

If funds in the pre-funding account allocable to a Group of mortgage loans are not fully applied to the purchase of subsequent mortgage loans by the end of the pre-funding period, the related remaining funds will be used to make a principal prepayment on the Group I Certificates (to the extent the unapplied funds relate to the Group I mortgage loans), the Group II Certificates (to the extent the unapplied funds relate to the Group II mortgage loans) and the remaining funds for both Groups, to the Mezzanine Certificates. No assurances can be given that there will not be such a payment.

The rate and timing of principal prepayments on the mortgage loans could adversely affect the yield on the Class A and Mezzanine Certificates

The rate and timing of principal payments on the certificates will depend on the rate and timing of principal payments (including prepayments, defaults, liquidations, purchases of the mortgage loans due to a breach of a representation or warranty and the servicer’s limited right to purchase delinquent mortgage loans) on the mortgage loans. Accordingly, the certificates are subject to inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time. The Group I Certificates will primarily bear the prepayment risk of the Group I mortgage loans, the Group II Certificates will primarily bear the prepayment risk of the Group II mortgage loans and the Mezzanine Certificates will bear the prepayment risk of both Groups of mortgage loans. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a slower return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a faster return of principal to investors at a time when reinvestment at comparable yields may not be possible.

Approximately 62.66% and 63.83% of the Group I initial mortgage loans and Group II initial mortgage loans (in each case, by aggregate principal balance of the related loan group as of the cut-off date), respectively, are subject to prepayment penalties as of the cut-off date. Of the Group I initial mortgage loans that are subject to prepayment penalties, approximately 82.10% are ARM loans and 17.90% are fixed-rate mortgage loans. Of the Group II initial mortgage loans that are subject to prepayment penalties, approximately 88.30% are ARM loans and 11.70% are fixed-rate mortgage loans.

Typically, the mortgage loans with a prepayment penalty provision provide for a prepayment penalty for partial prepayments and full prepayments. Prepayment penalties may be payable for a period of time ranging from one to three years from the related origination date. Such prepayment penalties may reduce the rate of prepayment on the mortgage loans. Under certain circumstances, as described in the pooling and servicing agreement, the servicer may waive the payment of any otherwise applicable prepayment penalty. Investors should conduct their own analysis of the effect, if any, that the prepayment penalties, and decisions by the servicer with respect to the waiver thereof, may have on the prepayment performance of the mortgage loans. The depositor makes no representations as to the effect that the prepayment penalties, and decisions by the servicer with respect to the waiver thereof, may have on the prepayment performance of the mortgage loans.

See “Certain Yield and Prepayment Considerations” herein and “Description of the Securities—Weighted Average Life of the Securities” in the prospectus.

The yields to maturity on the certificates will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations, purchases of the mortgage loans due to a breach of a representation or warranty and purchases of delinquent loans by the servicer) on the mortgage loans. The yield to maturity on the certificates will also depend on the related certificate interest rate and the purchase price for such certificates.

If the certificates are purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the certificates are purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. The certificates were structured assuming, among other things, a prepayment rate and corresponding weighted average lives as described herein. The prepayment, yield and other assumptions to be used for pricing purposes for the certificates may vary as determined at the time of sale.

See “Certain Yield and Prepayment Considerations” herein and “Description of the Securities—Weighted Average Life of the Securities” in the prospectus.

Effect of mortgage rates on the pass-through rates

The Class A and Mezzanine Certificates accrue interest at pass-through rates based on a one-month LIBOR index plus a specified margin, but such pass-through rates are subject to an Available Funds Cap Rate and a maximum rate of 11%. As a result of the effect of the Available Funds Cap Rate on the pass-through rates on the Class A and Mezzanine Certificates, such certificates may accrue less interest than they would otherwise accrue if their pass-through rates were based solely on the one month LIBOR index plus the specified margin.

The adjustable-rate mortgage loans have mortgage rates that adjust based on a six-month LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and will have the first adjustment to their mortgage rates generally two years, three years or five years after the origination thereof. The fixed-rate mortgage loans have mortgage rates that will not adjust.

A variety of factors could limit the pass-through rates and adversely affect the yields to maturity on the Class A and Mezzanine Certificates. Some of these factors are described below.

•    The pass-through rates for the Class A and Mezzanine Certificates may adjust monthly while the mortgage rates on the adjustable-rate mortgage loans adjust less frequently and the mortgage rates on the fixed-rate mortgage loans do not adjust. Furthermore, the adjustable-rate mortgage loans will have the first adjustment to their mortgage rates generally two years, three years or five years following their origination. Consequently, the Available Funds Cap Rate on the pass-through rates on the Class A and Mezzanine Certificates may prevent any increases in the pass-through rates on such certificates for extended periods.

•    If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher mortgage rates than on the mortgage loans with relatively lower mortgage rates, the pass-through rates on the Class A and Mezzanine Certificates are more likely to be limited.

•    The index used to determine the mortgage rates on the adjustable-rate mortgage loans may respond to different economic and market factors than does one-month LIBOR. It is possible that the mortgage rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the Class A and Mezzanine Certificates are stable or rising. It is also possible that the mortgage rates on the adjustable-rate mortgage loans and the pass-through rates on the Class A and Mezzanine Certificates may both decline or increase during the same period, but that the pass-through rates on the Class A and Mezzanine Certificates may decline more slowly or increase more rapidly.

If the pass-through rate on any class of Class A and Mezzanine Certificates is limited by the Available Funds Cap Rate on any distribution date, the resulting Available Funds Cap Shortfalls may be recovered by the holders of such class of certificates on such distribution date or future distribution dates, to the extent that on such distribution dates there are Available Funds remaining after certain other payments on the Class A and Mezzanine Certificates and the payment of certain fees and expenses of the trust (including the fixed rate cap payment, net swap payment, or any hedge termination payment owed to a Hedge Provider other than a Defaulted Hedge Termination Payment).

Amounts used to pay such shortfalls on the Class A and Mezzanine Certificates may be supplemented by the Hedge Agreements to the extent described in this prospectus supplement. However, the amount received from the Hedge Provider under the Hedge Agreements may be insufficient to pay the holders of the applicable certificates the full amount of interest which they would have received absent the Available Funds Cap Rate.

Prepayment interest shortfalls and Relief Act shortfalls

When a mortgage loan is prepaid, the mortgagor is charged interest on the amount prepaid only up to the date on which the prepayment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. The servicer is required to cover a portion of such prepayment interest shortfall in interest collections that are attributable to prepayments, but only up to the amount of the servicer’s servicing fee for the related period. The servicer is not required to off-set prepayment interest shortfalls from any interest income or ancillary income otherwise payable to the servicer. In addition, certain shortfalls in interest collections arising from the application of the Relief Act or any state law providing for similar relief will not be covered by the servicer.

On any distribution date, any shortfalls resulting from the application of the Relief Act or any state law providing for similar relief and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the servicer will be allocated, first, to the excess cashflow, and second to the monthly interest distributable amounts with respect to the Class A and Mezzanine Certificates on a pro rata basis based on the respective amounts of interest accrued on such certificates for such distribution date. The holders of the Class A and Mezzanine Certificates will not be entitled to reimbursement for any such interest shortfalls. If these are allocated to the Class A and Mezzanine Certificates, the amount of interest paid to those certificates will be reduced, adversely affecting the yield on your investment.

The assignment of certain of the mortgages in the name of MERS may result in delays and additional costs in commencing, prosecuting and completing foreclosure proceedings

The assignment of certain of the mortgages in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) is a new practice in the mortgage lending industry. The depositor expects that the servicer or successor servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate; however, public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds to the certificateholders and increase the amount of realized losses on the mortgage loans.

The Mezzanine Certificates are particularly sensitive to the timing and amount of losses and prepayments on the mortgage loans

The weighted average lives of, and the yields to maturity on, the Mezzanine Certificates, in the increasing order of their numerical class designations, will be progressively more sensitive, in reverse order of such certificates’ distribution priority, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in those certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor’s actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor’s expectations. In general, the earlier a loss occurs, the greater the effect on an investor’s yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the Certificate Balances of the classes of Mezzanine Certificates then outstanding in reverse order of their numerical class designation. As a result of such reductions, less interest will accrue on each such class of Mezzanine Certificates than would otherwise be the case. Once a realized loss is allocated to a Mezzanine Certificate, such amounts may be distributable as a result of Subsequent Recoveries on the Mortgage Loans with respect to such written down amount.

Unless the Certificate Balances of the Class A Certificates have been reduced to zero, the Mezzanine Certificates will not be entitled to any principal distributions until, at the earliest, the distribution date in July 2009. Even after the date on which the Mezzanine Certificates are scheduled to begin to amortize they may become locked out of receiving principal distributions during periods in which delinquencies or losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of such certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of such certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates, for so long as the Class A Certificates are outstanding, to receive no principal distributions even if no losses have occurred on the mortgage pool.

The structure of the Mezzanine Certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes.

Ratings on the offered certificates are dependent upon the creditworthiness of the Mortgage Insurance Providers

The ratings assigned to the Class A and Mezzanine Certificates by the rating agencies will be based in part on the credit characteristics of the mortgage loans and on ratings assigned to the mortgage insurance providers. Mortgage Guaranty Insurance Corporation insures all of the Group I initial mortgage loans having lender-paid mortgage insurance policies and all of the Group II initial mortgage loans (by aggregate principal balance of the related loan group as of the cut-off date) having lender-paid mortgage insurance policies. The sponsor expects that certain of the subsequent mortgage loans may also have mortgage insurance from either PMI Mortgage Insurance Company, or from Radian Guaranty Inc., as well as from MGIC. Any reduction in the ratings assigned to a mortgage insurance provider by the rating agencies could result in the reduction of the ratings assigned to the offered certificates. This reduction in ratings could adversely affect the liquidity and market value of the offered certificates.

The call of soldiers into active duty could limit the servicer’s ability to collect on the loans

As described in the prospectus, the Servicemembers Civil Relief Act, as amended, and similar state laws limit the rate of interest and the ability of the servicer to foreclose on mortgages if the mortgagor is called into military service after the origination of the loan. A number of reservists and other soldiers have been recently called into active duty and additional soldiers could be called into service in the future. If any of the borrowers enter into active military duty, shortfalls and losses to the issuing entity and the certificates could result, particularly since any interest otherwise due to the certificateholders may be reduced by application of the Servicemembers Civil Relief Act, as described herein.

NovaStar Financial, Inc. is subject to certain class action litigation

Since April 2004, a number of substantially similar class action lawsuits have been filed and consolidated into a single action in the United States District Court for the Western District of Missouri. The consolidated complaint generally alleges that NovaStar Financial, Inc. (the “Company”) made public statements that were misleading for failing to disclose certain regulatory and licensing matters. The plaintiffs purport to have brought this consolidated action on behalf of all persons who purchased the Company’s common stock (and sellers of put options on the Company’s stock) during the period from October 29, 2003 through April 8, 2004. On January 14, 2005 , the Company filed a motion to dismiss this action, and on May 12, 2005, the court denied such motion. The Company believes that these claims are without merit and intends to vigorously defend against them.

Violation of various federal and state laws may result in losses on the mortgage loans

Numerous federal and state consumer protection laws impose requirements applicable to the origination of the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

In addition to the Home Ownership and Equity Protection Act of 1994 (the “Homeownership Act”), a number of legislative proposals have been introduced at the federal, state and municipal level that are designed to discourage predatory lending practices. Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Homeownership Act. The sponsor’s failure to comply with these laws could subject the issuing entity and other assignees of the mortgage loans, to monetary penalties and could result in the borrowers rescinding such mortgage loans whether held by the issuing entity or subsequent holders of the mortgage loans. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

Violations of certain provisions of these laws may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans, could subject the issuing entity to damages and administrative enforcement and could result in the borrowers rescinding such mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

The sponsor will represent that as of the Closing Date or the Subsequent Transfer Date, as applicable, each mortgage loan originated by it is in compliance with applicable federal and state laws and regulations. In the event of a breach of such representation, the sponsor will be obligated to cure such breach or repurchase or replace the affected mortgage loan in the manner described under “Description of the Certificates—Assignment of Mortgage Loans” herein.

Use of Proceeds

After deducting the estimated expenses of this offering, as identified on the cover page, the net proceeds to the depositor from the sale of the underwritten certificates are estimated to be $1,072,229,024. The depositor will use the entire net proceeds to pay the sponsor for the initial mortgage loans and to make the initial deposit to the pre-funding account and to any required capitalized interest account. The sponsor anticipates that it will use a portion of the proceeds to repay indebtedness and accrued interest under its warehouse lines of credit, including those provided by one or more affiliates of the underwriters. The depositor and the sponsor believe that funds provided by the net proceeds of this offering will be sufficient to accomplish the purposes set forth above.

Description of the Mortgage Pool

The statistical information presented in this prospectus supplement describes the Group I initial mortgage loans and the Group II initial mortgage loans (collectively, the “initial mortgage loans”) that are expected to be included in the trust estate on the closing date. The statistical information does not describe the subsequent mortgage loans which may be acquired through the pre-funding feature using the funds on deposit in the pre-funding account.

The “cut-off date” for the initial mortgage loans is the later of June 1, 2006, and the date of origination of such initial mortgage loan. The cut-off date for any subsequent mortgage loan is the later of (i) the first day of the month in which such subsequent mortgage loan is acquired by the trust and (ii) the date of origination of such subsequent mortgage loan.

It is possible that some of the mortgage loans may be repaid or prepaid in full or in part, or otherwise removed from the mortgage pool prior to the closing date. In this event, other mortgage loans may be transferred to the issuing entity. The depositor believes that the information set forth herein with respect to the mortgage pool and each loan group as presently constituted is representative of the characteristics of the mortgage pool and each initial loan group as they will be constituted on the closing date, although some characteristics in the mortgage pool may vary.

All statistical information related to the mortgage loans and contained herein is stated as of June 1, 2006, and all percentages, unless otherwise stated, are by aggregate principal balance.

This prospectus supplement contains information regarding the initial mortgage loans to be included in the pool as of the closing date. These initial mortgage loans consist of mortgage loans originated through June 1, 2006.

Additional subsequent mortgage loans are intended to be purchased by the issuing entity from the sponsor from time to time before the end of the pre-funding period, from remaining funds on deposit in the pre-funding account as described below under “—Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account.” The additional subsequent mortgage loans must conform to certain specified characteristics described below under “—Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account.” Although these additional subsequent mortgage loans will have characteristics that differ somewhat from the initial mortgage loans we describe in this prospectus supplement, the company does not expect that their characteristics will vary materially from the initial mortgage loans. In addition, all subsequent mortgage loans must conform to the representations and warranties in the pooling and servicing agreement.

The mortgage pool will consist of conventional, monthly payment, first- and second-lien subprime mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. The mortgage pool will consist of both adjustable-rate mortgage (“ARM”) loans and fixed-rate mortgage loans.

NovaStar Mortgage, Inc., in its capacity as sponsor, will convey the mortgage loans to NovaStar Mortgage Funding Corporation pursuant to a mortgage loan purchase agreement. NovaStar Mortgage Funding Corporation will then convey the mortgage loans to the trust. All of the mortgage loans will be serviced by NovaStar Mortgage, Inc., as the servicer. The sponsor will make various representations and warranties regarding the mortgage loans under the purchase agreement and will have repurchase or substitution obligations if those representations or warranties are breached and such breach has a material adverse impact on the value of the mortgage loan or the certificateholders’ interest therein. The obligations of NovaStar Mortgage, Inc. under the mortgage loan purchase agreement will be guaranteed by an affiliate, NovaStar Financial, Inc. See “Description of the Certificates—Assignment of Mortgage Loans” herein.

The mortgages for certain mortgage loans were or may be, at the sole discretion of the servicer, originally recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”), solely as nominee for the sponsor, and its successors and assigns; furthermore, subsequent assignments of such mortgages were or may be, at the sole discretion of the servicer, registered electronically through the MERS System. For certain other mortgage loans, (i) the mortgage was originally recorded in the name of the sponsor, (ii) record ownership was later assigned to MERS, solely as nominee for the sponsor, and (iii) subsequent assignments of the mortgage were or may be, at the sole discretion of the servicer, registered electronically through the MERS System. For each of such mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any beneficial interest in the mortgage loan.

Approximately 46.72% by principal balance of the initial mortgage loans have original loan-to-value ratios in excess of 80%. Approximately 57.76% of the initial mortgage loans with an original loan-to-value ratio in excess of 60% are covered by a lender-paid primary mortgage insurance policy insuring first losses on the principal balance of each mortgage loan. See “The Originator—Private Mortgage Insurance Policies” herein. The remainder of the initial mortgage loans will either be covered by a borrower-paid mortgage insurance policy or will not be covered by a mortgage insurance policy.

As of the cut-off date, the minimum loan-to-value ratio at origination for the initial mortgage loans was approximately 12.83%, the maximum loan-to-value ratio at origination was approximately 100.00%, and the weighted average loan-to-value ratio at origination was approximately 82.06% (references to loan-to-value ratios in this prospectus supplement are references to combined loan-to-value ratios with respect to second-lien mortgage loans).

All of the initial mortgage loans will contain a customary “due-on-sale” clause, although the mortgage loans may be assumable if permitted by the servicer under certain circumstances. See “Certain Yield and Prepayment Considerations” herein. Pursuant to the terms of the pooling and servicing agreement, the servicer will be entitled to all late payment charges received on the mortgage loans as additional servicing compensation and such amounts will not be available for distribution on the certificates.

The initial mortgage loans have original terms to stated maturity of not more than 360 months.

Approximately 0.01% of the initial mortgage loans are 30 to 59 days delinquent as of the cut-off date. Approximately 0.01% of the initial mortgage loans are 60 or more days delinquent as of the cut-off date.

Approximately 95.55% of the initial mortgage loans are secured by a first-lien on the related mortgaged property, and approximately 4.45% of the initial mortgage loans are secured by a second-lien on the related mortgaged property.

Approximately 20.02% of the initial mortgage loans are secured by a first-lien on the related mortgaged property for which a second-lien was originated at the same time as the first-lien.

None of the initial mortgage loans are subject to temporary buydown plans, pursuant to which the monthly payments made by the mortgage during the early years of the loan are less than the scheduled monthly payments thereon.

The due date for substantially all of the initial mortgage loans is the first day of the month.

Of the initial mortgage loans, approximately 82.56% by principal balance are ARM loans and approximately 17.44% are fixed-rate mortgage loans. The mortgage rates on all of the ARM loans adjust semi-annually.

Prepayment Penalties

Of the initial mortgage loans, approximately 63.07% by principal balance are subject to prepayment penalties as of the cut-off date. Of the mortgage loans subject to prepayment penalties, approximately 84.30% are ARM loans, and approximately 15.70% are fixed-rate mortgage loans. The prepayment penalty provisions typically provide for payment of a prepayment penalty for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to three years from the related origination date. Prepayment penalties received on the mortgage loans will be available for distribution on the Class C Certificates only.

The initial mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

Geographic Distribution of the Mortgaged Properties of the Initial Mortgage Loans

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	54	$5,165,986.58	0.73%	9.840%	352	87.25%	598
Arizona	154	26,374,061.39	3.73	8.699	349	79.50	635
Arkansas	34	4,131,542.99	0.58	9.519	343	85.87	614
California	337	99,171,275.48	14.02	8.540	350	79.92	629
Colorado	35	4,707,286.68	0.67	8.804	342	85.02	633
Connecticut	88	16,253,038.70	2.30	9.096	348	84.48	621
Delaware	6	1,023,704.08	0.14	9.435	360	83.10	608
District of Columbia	17	5,416,072.09	0.77	8.853	355	75.00	627
Florida	942	164,779,340.70	23.30	8.955	350	81.15	627
Georgia	107	13,370,481.66	1.89	9.693	352	85.98	618
Idaho	29	3,683,005.48	0.52	8.767	355	83.37	601
Illinois	85	12,720,930.55	1.80	8.994	352	83.10	611
Indiana	39	3,580,200.87	0.51	9.655	355	87.88	615
Iowa	13	1,129,705.04	0.16	10.048	341	81.08	593
Kansas	26	2,156,847.17	0.30	10.062	334	85.91	615
Kentucky	26	2,835,345.48	0.40	9.706	358	85.58	589
Louisiana	68	7,575,612.58	1.07	9.538	350	85.27	605
Maine	16	2,378,455.76	0.34	8.963	357	83.25	634
Maryland	219	43,335,983.91	6.13	8.700	351	80.16	611
Massachusetts	75	14,298,080.63	2.02	9.057	349	81.67	626
Michigan	193	21,483,920.89	3.04	9.393	354	85.38	607
Minnesota	38	4,994,003.40	0.71	8.925	347	84.05	625
Mississippi	28	2,855,109.34	0.40	9.552	353	89.74	614
Missouri	81	8,543,127.45	1.21	9.619	352	84.72	605
Nebraska	3	353,854.74	0.05	10.084	359	85.57	582
Nevada	51	8,516,222.07	1.20	8.828	342	82.30	645
New Hampshire	19	3,088,891.95	0.44	9.478	353	80.02	588
New Jersey	136	31,550,000.44	4.46	9.143	357	78.88	602
New Mexico	14	1,718,396.64	0.24	8.992	355	81.74	614
New York	127	30,273,060.97	4.28	8.766	354	79.10	607
North Carolina	182	20,341,287.65	2.88	9.314	347	84.25	617
North Dakota	2	118,450.00	0.02	9.360	324	84.00	610
Ohio	156	17,043,671.17	2.41	9.320	352	86.77	633
Oklahoma	8	786,100.17	0.11	9.095	346	80.90	629

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Oregon	14	2,754,509.20	0.39	8.632	356	82.50	595
Pennsylvania	154	19,019,557.53	2.69	9.287	358	84.89	605
Rhode Island	14	2,959,040.06	0.42	8.964	356	79.45	595
South Carolina	116	15,511,768.77	2.19	9.356	346	85.25	612
South Dakota	3	396,889.68	0.06	10.288	360	85.52	600
Tennessee	93	9,712,734.58	1.37	9.511	351	86.03	598
Texas	203	24,382,667.00	3.45	9.257	343	85.98	627
Utah	45	5,024,098.50	0.71	8.418	334	82.04	684
Vermont	4	688,824.37	0.10	10.310	360	86.20	580
Virginia	149	26,223,594.25	3.71	8.896	349	82.93	630
Washington	47	9,043,829.85	1.28	8.417	353	81.66	612
West Virginia	11	1,551,292.93	0.22	9.432	357	87.18	610
Wisconsin	26	3,143,588.94	0.44	10.117	355	86.10	609
Wyoming	5	1,004,450.00	0.14	8.302	333	77.91	632

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

No more than approximately 0.46% (the highest concentration in a single zip code) of the initial mortgage loans will be secured by mortgaged properties located in Maryland in the 20744 zip code.

Types of Mortgaged Properties of the Initial Mortgage Loans

Property Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo	340	$51,846,843.63	7.33%	9.155%	345	83.88%	642
Multi - Unit	165	39,361,369.16	5.57	8.954	354	80.01	641
PUD	589	110,439,409.38	15.62	8.970	348	83.86	632
Single Family Residence	3,198	505,522,278.19	71.49	8.982	351	81.65	614

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Loan Purpose of the Initial Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	2,187	$401,122,685.38	56.72%	8.806%	356	78.71%	602
Purchase	1,946	283,887,507.17	40.14	9.255	342	86.71	648
Rate/Term Refinance	159	22,159,707.81	3.13	8.956	354	83.24	613

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

(1)	In general, in the case of a mortgage loan made for “rate/term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to the related mortgaged property and to pay associated origination and closing costs. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Occupancy Status of the Mortgaged Properties of the Initial Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	128	$23,324,662.84	3.30%	9.249%	356	77.20%	664
Primary	4,055	663,627,062.98	93.84	8.973	350	82.10	618
Secondary Home	109	20,218,174.54	2.86	9.274	356	86.57	669

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Documentation Type of the Initial Mortgage Loans

Loan Documentation Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	2,220	$315,408,207.20	44.60%	8.880%	351	81.96%	594
Limited Documentation	33	6,634,181.31	0.94	8.736	357	83.22	601
No Documentation	371	64,730,430.20	9.15	8.929	349	84.64	701
Stated Income	1,668	320,397,081.65	45.31	9.119	350	81.62	631

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Risk Classification of the Initial Mortgage Loans

Risk Classification	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
M1	2,344	$380,408,072.55	53.79%	8.961%	351	83.01%	613
M2	626	118,742,066.05	16.79	9.385	358	80.90	580
M3	170	29,110,214.53	4.12	9.472	359	71.75	556
M4	111	16,876,978.85	2.39	9.526	360	67.62	562
Alt A	1,041	162,032,568.38	22.91	8.631	341	84.05	687

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Original Loan-to-Value Ratios of the Initial Mortgage Loans

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 49.99	109	$13,955,137.88	1.97%	8.604%	355	42.68%	585
50.00 – 54.99	60	7,929,169.39	1.12	8.262	346	52.07	607
55.00 – 59.99	86	13,603,058.75	1.92	8.392	357	57.50	589
60.00 – 64.99	108	18,910,442.29	2.67	8.141	355	62.51	592
65.00 – 69.99	149	29,298,751.52	4.14	8.485	357	67.26	585
70.00 – 74.99	211	41,565,184.51	5.88	8.505	356	72.14	590
75.00 – 79.99	322	61,372,167.81	8.68	8.695	358	76.28	597
80.00	975	190,133,745.39	26.89	8.442	359	80.00	650
80.01 – 84.99	120	24,260,301.66	3.43	8.842	357	83.48	602
85.00 – 89.99	341	64,348,972.27	9.10	8.956	358	85.97	603
90.00 – 94.99	702	125,754,191.43	17.78	9.439	358	90.26	609
95.00 – 99.99	362	63,861,185.23	9.03	9.606	354	95.12	632
100.00	747	52,177,592.23	7.38	10.970	261	100.00	664

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Weighted Average: 82.06% (approximate)

Cut-off Date Principal Balances of the Initial Mortgage Loans

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 50,000.00	479	$16,159,349.11	2.29%	11.372%	194	96.79%	653
50,000.01 – 100,000.00	884	68,989,086.94	9.76	9.689	323	83.08	619
100,000.01 – 150,000.00	1,065	132,314,117.88	18.71	9.159	352	81.75	609
150,000.01 – 200,000.00	714	124,386,981.59	17.59	8.873	358	80.45	613
200,000.01 – 250,000.00	401	89,355,649.94	12.64	8.785	359	80.82	618
250,000.01 – 300,000.00	264	72,439,965.83	10.24	8.763	359	81.15	623
300,000.01 – 350,000.00	174	56,556,738.76	8.00	8.658	359	81.98	629
350,000.01 – 400,000.00	109	40,731,306.53	5.76	8.619	360	82.10	625
400,000.01 – 450,000.00	68	28,983,300.35	4.10	8.663	357	81.84	632
450,000.01 – 500,000.00	50	23,847,599.76	3.37	8.654	360	83.94	626
500,000.01 – 550,000.00	30	15,767,130.38	2.23	9.171	360	86.69	644
550,000.01 – 600,000.00	24	13,820,576.28	1.95	8.413	360	81.82	654
600,000.01 – 650,000.00	7	4,395,277.18	0.62	8.876	360	80.43	620
650,000.01 – 700,000.00	5	3,358,678.75	0.47	8.651	360	86.04	624
700,000.01 – 750,000.00	5	3,639,045.55	0.51	8.240	359	79.99	651
800,000.01 – 850,000.00	2	1,680,000.00	0.24	9.125	360	76.52	594
850,000.01 – 900,000.00	4	3,504,500.00	0.50	8.761	360	82.48	622
900,000.01 – 950,000.00	1	937,500.00	0.13	8.950	360	75.00	712
950,000.01 – 1,000,000.00	2	1,921,963.20	0.27	9.325	359	80.79	597
1,000,000.01 and Above	4	4,381,132.33	0.62	9.408	359	87.94	666

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Average: $164,765 (approximate)

Remaining Terms to Maturity of the Initial Mortgage Loans

Range of Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
61 – 120	2	$221,000.00	0.03%	8.115%	120	82.82%	679
121 – 180	695	35,248,960.90	4.98	11.060	180	96.10	663
181 – 240	12	1,759,606.16	0.25	8.209	239	78.21	620
241 – 300	1	153,000.00	0.02	9.250	300	90.00	651
301 – 360	3,582	669,787,333.30	94.71	8.884	360	81.33	618

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Weighted Average: 350 months (approximate)

Original Terms to Maturity of the Initial Mortgage Loans

Original Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
120	2	$221,000.00	0.03%	8.115%	120	82.82%	679
180	695	35,248,960.90	4.98	11.060	180	96.10	663
240	12	1,759,606.16	0.25	8.209	239	78.21	620
300	1	153,000.00	0.02	9.250	300	90.00	651
360	3,582	669,787,333.30	94.71	8.884	360	81.33	618

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Weighted Average: 351 months (approximate)

Lien Position of the Initial Mortgage Loans

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	3,628	$675,707,082.16	95.55%	8.878%	358	81.25%	619
Second Lien	664	31,462,818.20	4.45	11.412	182	99.53	669

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Credit Scores of the Initial Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
500 – 524	154	$24,617,992.23	3.48%	9.720%	359	72.89%	516
525 – 549	404	69,591,712.91	9.84	9.755	358	77.14	537
550 – 574	474	80,232,811.12	11.35	9.263	359	79.53	562
575 – 599	705	112,640,739.87	15.93	9.207	352	83.01	588
600 – 624	654	106,326,450.03	15.04	8.819	353	82.95	611
625 – 649	555	91,823,020.80	12.98	8.744	349	82.41	637
650 – 674	494	82,085,978.77	11.61	8.671	345	84.13	661
675 – 699	348	54,796,748.90	7.75	8.563	342	84.07	686
700 and Above	504	85,054,445.73	12.03	8.679	339	85.11	733

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Weighted Average: 621 (approximate)

Current Mortgage Rates of the Initial Mortgage Loans

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 – 5.999	2	$692,350.17	0.10%	5.930%	359	80.16%	594
6.000 – 6.499	7	1,564,405.76	0.22	6.266	360	74.08	676
6.500 – 6.999	60	14,143,694.74	2.00	6.864	357	73.15	646
7.000 – 7.499	169	36,981,648.54	5.23	7.299	357	74.58	646
7.500 – 7.999	625	132,166,746.01	18.69	7.788	357	77.34	647
8.000 – 8.499	442	83,663,180.63	11.83	8.269	357	78.54	636
8.500 – 8.999	798	144,659,985.59	20.46	8.772	358	81.36	618
9.000 – 9.499	337	61,479,241.89	8.69	9.247	358	83.12	607
9.500 – 9.999	638	103,342,922.54	14.61	9.772	352	85.54	599
10.000 – 10.499	252	37,472,589.34	5.30	10.243	351	87.14	598
10.500 – 10.999	326	45,934,376.16	6.50	10.746	346	88.23	589
11.000 – 11.499	164	15,107,479.70	2.14	11.250	314	91.34	599
11.500 – 11.999	222	16,111,561.79	2.28	11.757	276	93.37	612
12.000 – 12.499	145	8,580,721.56	1.21	12.193	229	96.89	628
12.500 – 12.999	91	4,695,745.76	0.66	12.746	223	99.20	644
13.000 – 13.499	13	520,250.18	0.07	13.005	199	99.71	668
13.500 – 13.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Weighted Average: 8.991% (approximate)

Fixed Rate Mortgage Loan Types of the Fixed Rate Initial Mortgage Loans

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fixed Rate	624	$82,272,770.60	66.72%	8.808%	343	77.52%	616
Fixed Rate Balloon 30/15	605	28,963,018.59	23.49	11.397	180	99.52	669
Fixed Rate Balloon 40/30	48	8,749,485.10	7.10	8.342	360	79.67	632
Fixed Rate Interest Only*	11	3,327,550.00	2.70	8.368	360	76.70	650

Total	1,288	$123,312,824.29	100.00%	9.371%	306	82.82%	630

*	(10 Year IO Term)

Initial Periodic Rate Cap of the ARM Initial Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500	9	$3,466,961.58	0.59%	7.801%	359	71.67%	600
3.000	2,995	580,390,114.49	99.41	8.917	360	81.97	619

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

Periodic Rate Cap of the ARM Initial Mortgage Loans

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	2,997	$580,994,927.46	99.51%	8.916%	360	81.95%	619
1.500	7	2,862,148.61	0.49	7.811	359	73.34	610

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

Maximum Loan Rates of the ARM Initial Mortgage Loans

Range of Maximum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12.500 – 12.999	5	$1,513,414.45	0.26%	6.486%	359	80.13%	625
13.000 – 13.499	8	1,766,240.18	0.30	6.350	360	72.74	668
13.500 – 13.999	60	14,321,988.08	2.45	6.947	360	72.94	638
14.000 – 14.499	138	32,397,780.90	5.55	7.305	360	75.04	643
14.500 – 14.999	478	105,754,324.08	18.11	7.801	360	78.67	649
15.000 – 15.499	348	70,160,674.19	12.02	8.280	360	79.17	636
15.500 – 15.999	632	123,250,882.32	21.11	8.781	360	81.99	618
16.000 – 16.499	277	53,623,418.94	9.18	9.248	360	83.08	608
16.500 – 16.999	490	89,300,630.06	15.29	9.768	360	85.42	599
17.000 – 17.499	182	31,179,882.55	5.34	10.246	360	86.46	594
17.500 – 17.999	234	39,535,000.82	6.77	10.746	360	87.48	583
18.000 – 18.499	73	10,146,076.11	1.74	11.273	360	88.81	575
18.500 – 18.999	55	7,553,518.46	1.29	11.737	360	88.85	564
19.000 – 19.499	13	2,193,023.36	0.38	12.258	360	88.17	564
19.500 – 19.999	10	1,107,221.57	0.19	12.724	360	97.18	579
20.500 – 20.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

Weighted Average: 15.902% (approximate)

Minimum Loan Rates of the ARM Initial Mortgage Loans

Range of Minimum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 – 4.999	2	$284,046.31	0.05%	7.764%	359	82.23%	643
5.000 – 5.499	2	642,916.13	0.11	7.756	360	74.97	593
5.500 – 5.999	4	1,568,500.17	0.27	7.315	359	85.66	625
6.000 – 6.499	10	2,525,762.74	0.43	7.355	359	79.45	637
6.500 – 6.999	58	13,686,804.40	2.34	6.862	360	73.08	646
7.000 – 7.499	139	33,105,347.94	5.67	7.351	360	74.82	644
7.500 – 7.999	477	105,314,736.65	18.04	7.796	360	78.63	648
8.000 – 8.499	346	69,852,532.03	11.96	8.271	360	79.11	637
8.500 – 8.999	629	121,478,483.12	20.81	8.773	360	82.04	619
9.000 – 9.499	280	54,206,388.56	9.28	9.248	360	83.07	607
9.500 – 9.999	490	89,516,380.18	15.33	9.765	360	85.35	598
10.000 – 10.499	182	31,179,882.55	5.34	10.246	360	86.46	594
10.500 – 10.999	233	39,442,455.79	6.76	10.747	360	87.40	583
11.000 – 11.499	73	10,146,076.11	1.74	11.273	360	88.81	575
11.500 – 11.999	55	7,553,518.46	1.29	11.737	360	88.85	564
12.000 – 12.499	13	2,193,023.36	0.38	12.258	360	88.17	564
12.500 – 12.999	10	1,107,221.57	0.19	12.724	360	97.18	579
13.500 – 13.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

Weighted Average: 8.893% (approximate)

Next Interest Adjustment Date of the ARM Loans

Date of Next Rate Change Date	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
January 2008	5	$830,450.34	0.14%	9.050%	355	84.66%	591
February 2008	2	203,294.79	0.03	10.861	356	83.54	555
March 2008	3	516,501.09	0.09	7.779	357	72.95	632
April 2008	31	7,032,211.55	1.20	8.944	358	79.20	597
May 2008	729	146,017,503.35	25.01	8.797	359	80.92	614
June 2008	2,157	413,914,378.22	70.89	8.973	360	82.50	621
July 2008	2	206,782.00	0.04	9.470	360	66.87	571
April 2009	2	524,603.26	0.09	8.573	358	69.04	565
May 2009	24	4,405,533.22	0.75	8.553	359	76.20	605
June 2009	31	6,329,396.00	1.08	8.341	360	76.29	631
April 2011	1	254,000.00	0.04	6.875	358	73.62	743
May 2011	5	1,366,822.25	0.23	7.543	359	77.42	650
June 2011	12	2,255,600.00	0.39	8.190	360	79.87	643

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

The weighted average remaining months to the next interest adjustment date of the ARM initial mortgage loans as of the cut-off date will be approximately 24 months.

Gross Margins of the ARM Initial Mortgage Loans

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.500 – 3.999	2	$302,350.08	0.05%	7.247%	360	65.94%	738
4.000 – 4.499	59	10,567,016.20	1.81	7.446	360	69.45	668
4.500 – 4.999	392	82,092,527.05	14.06	7.942	360	78.24	685
5.000 – 5.499	542	114,403,703.81	19.59	8.244	360	79.14	641
5.500 – 5.999	773	148,604,273.15	25.45	8.768	360	82.74	617
6.000 – 6.499	666	127,452,653.36	21.83	9.500	360	85.95	595
6.500 – 6.999	362	65,942,419.36	11.29	10.130	360	83.98	564
7.000 – 7.499	191	31,062,118.33	5.32	10.114	360	82.15	570
7.500 – 7.999	16	3,099,091.88	0.53	8.906	359	74.46	560
8.500 – 8.999	1	330,922.85	0.06	9.500	358	63.10	530

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

Weighted Average: 5.768% (approximate)

ARM Mortgage Loan Types of the ARM Initial Mortgage Loans

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Month LIBOR Interest Only*	328	$88,645,446.21	15.18%	8.194%	360	81.17%	663
2/28 6 Month LIBOR ARM	2,130	368,240,420.67	63.07	9.193	360	82.25	606
2/28 6 Month LIBOR ARM 40/30 Balloon	471	111,835,254.46	19.15	8.635	360	82.08	625
3/27 6 Month LIBOR Interest Only*	11	2,396,400.00	0.41	8.107	360	79.60	648
3/27 6 Month LIBOR ARM	42	8,080,729.03	1.38	8.472	359	74.09	607
3/27 6 Month LIBOR ARM 40/30 Balloon	4	782,403.45	0.13	9.061	359	83.51	636
5/25 6 Month LIBOR	11	2,162,850.87	0.37	7.912	360	78.57	644
5/25 6 Month LIBOR Interest Only**	6	1,283,700.00	0.22	7.823	359	79.91	686
5/25 6 Month LIBOR ARM 40/30 Balloon	1	429,871.38	0.07	7.850	359	74.78	589

Total	3,004	$583,857,076.07	100.00%	8.911%	360	81.91%	619

*	(5 Year IO Term)
**	(10 Year IO Term)

Distribution by Amortization Type of the Initial Mortgage Loans

Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	356	$95,653,096.21	13.53%	8.193%	360	80.96%	663
Not Interest Only	3,936	611,516,804.15	86.47	9.116	349	82.24	614

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Distribution of Seasoning of the Initial Mortgage Loans

Seasoning (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,225	$516,880,995.57	73.09%	9.033%	350	82.42%	623
1	1,011	179,911,706.12	25.44	8.867	351	81.21	617
2	42	8,498,105.64	1.20	8.987	352	78.64	599
3	4	590,952.20	0.08	8.055	334	70.76	626
4	4	317,967.55	0.04	11.381	291	89.47	594
5	6	970,173.28	0.14	9.273	329	86.87	607

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Original Prepayment Penalty Term of the Initial Mortgage Loans

Original Prepayment Penalty Term (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No prepayment penalty	1,626	$261,160,370.79	36.93%	9.195%	346	82.67%	627
12	25	7,922,289.76	1.12	8.708	357	75.27	586
24	1,378	238,117,768.32	33.67	8.956	353	81.57	617
36	1,263	199,969,471.49	28.28	8.778	352	82.13	618

Total	4,292	$707,169,900.36	100.00%	8.991%	350	82.06%	621

Adjustable Rate Feature of the ARM Loans

Effective with the first payment due on an ARM loan after each related adjustment date, the monthly payment will be adjusted to an amount that will fully amortize the outstanding principal balance of the mortgage loan over its remaining term. The weighted average number of months from the cut-off date to the next adjustment date for the ARM loans is approximately 24 months.

Adjustments to the mortgage rates on substantially all of the ARM loans commence after an initial period after origination of two years, three years or five years in each case on each applicable adjustment date to a rate equal to the sum, generally rounded up to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index plus (ii) a fixed gross margin. Substantially all of the ARM mortgage loans are subject to an initial fixed rate period. In addition, the mortgage rate on each ARM loan is subject, on its first adjustment date following its origination, to a cap and on each adjustment date thereafter to a periodic rate cap. All of the ARM loans are also subject to specified maximum and minimum lifetime mortgage rates. The ARM loans were generally originated with an mortgage rate below the sum of the current index and the gross margin. Due to the application of the periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any ARM loan, as adjusted on any related adjustment date, may not equal the sum of the related index and the gross margin.

Substantially all of the ARM loans will not have reached their first adjustment date as of the closing date. The mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the related index in effect at origination. ARM loans that have not reached their first adjustment date are, therefore, subject to the initial periodic rate cap on their first adjustment date.

The index applicable to the determination of the mortgage rate on all of the ARM loans will be the average of the interbank offered rates for six-month United States dollar deposits in the London market based on quotations of major banks, as published in the Western Edition of The Wall Street Journal, and most recently available as of the first business day generally 30 days prior to the adjustment date (“Six-Month LIBOR”).

Mortgage Loan Groups

The mortgage loans have been divided into two subpools, designated as the “Group I mortgage loans,” and the “Group II mortgage loans.” The Group I mortgage loans will consist exclusively of mortgage loans that conform to certain agency guidelines described herein. The Group II mortgage loans will consist of a combination of mortgage loans which may conform to certain agency guidelines described herein and mortgage loans that may not conform to such agency guidelines. The Group I Certificates primarily represent interests in the Group I mortgage loans. The Group II Certificates primarily represent interests in the Group II mortgage loans. The Mezzanine Certificates, the Class I Certificates and the Class C Certificates represent interests in both Groups of mortgage loans. Information about the characteristics of the mortgage loans in each Group is described under “The Group I Mortgage Loans,” and “The Group II Mortgage Loans” below.

The Group I Initial Mortgage Loans

The Group I initial mortgage loans consist of 2,985 mortgage loans that have an aggregate principal balance of approximately $459,661,903 as of the cut-off date.

All of the Group I mortgage loans conform to certain agency guidelines with respect to the principal balance of such mortgage loans and certain representations made in respect of those mortgage loans, including the following: (i) none of the Group I mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994, or HOEPA, or any comparable state law, (ii) none of the proceeds from any of the Group I mortgage loans will be used to finance single premium credit life insurance policies, (iii) the servicer will accurately and fully report its borrower credit files to the three largest credit repositories in a timely manner, (iv) none of the Group I mortgage loans impose a prepayment penalty more than three years after origination of the mortgage loan, (v) each of the Group I mortgage loans complies in all material respects with applicable local, state and federal laws including, but not limited to, all applicable predatory and abusive lending laws, (vi) none of the Group I mortgage loans are “high cost,” “covered” (excluding home loans defined as “covered homes” pursuant to the New Jersey Home Ownership Security Act of 2002), “high risk home,” or “predatory” loan under any applicable federal, state or local law (or are similarly classified and/or defined using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) mortgage loans, (vii) none of the Group I mortgage loans originated on or after October 1, 2002 and before March 7, 2003 are secured by property located in the State of Georgia, and none of the Group I mortgage loans originated on or after March 7, 2003 is a “high cost home loan” as defined under the Georgia Fair Lending Act, (viii) the servicer for each of the Group I mortgage loans has fully furnished (and, on a going forward basis, will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the servicer serviced the Group I mortgage loans), (ix) the principal balance at origination for each Group I mortgage loan originated in most states may not exceed $417,000 for single-family residences, $533,850 for two-family residences, $645,300 for three-family residences and $801,950 for four-family residences and (x) with respect to the Group I mortgage loans originated on or after August 1, 2004 none of the related mortgages nor the related mortgage notes require the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

Approximately 19.77% of the Group I initial mortgage loans are fixed-rate mortgage loans, and approximately 80.23% of the Group I initial mortgage loans are ARM loans.

Approximately 62.66 % of the Group I mortgage initial loans provide for payment by the mortgagor of a prepayment penalty in limited circumstances on certain prepayments.

Approximately 46.62% of the Group I initial mortgage loans had loan-to-value ratios at origination in excess of 80%.

Approximately 98.30 % of the Group I initial mortgage loans are secured by first-liens on the related mortgaged property and approximately 1.70 % of the Group I initial mortgage loans are secured by second-liens on the related mortgaged property.

The weighted average remaining term to maturity of the Group I initial mortgage loans is approximately 355 months as of the cut-off date.

The average principal balance of the Group I initial mortgage loans as of the cut-off date was approximately $153,991. No Group I initial mortgage loan had a principal balance, as of the cut-off date, of greater than approximately $650,000 or less than approximately $12,375.

The Group I initial mortgage loans had mortgage rates of not less than approximately 5.990% per annum and not more than approximately 13.650% per annum as of the cut-off date, and the weighted average mortgage rate of the Group I initial mortgage loans was approximately 8.930% per annum as of the cut-off date.

The Group I initial mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

Geographic Distribution of the Mortgaged Properties of the Group I Initial Mortgage Loans

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	43	$3,694,455.58	0.80%	9.826%	355	87.10%	587
Arizona	79	14,498,166.22	3.15	8.539	358	76.08	614
Arkansas	21	2,445,620.88	0.53	9.164	340	84.13	609
California	162	40,568,068.44	8.83	8.214	358	72.50	609
Colorado	27	3,200,136.68	0.70	8.677	342	85.11	638
Connecticut	56	10,302,049.95	2.24	9.148	352	83.62	607
Delaware	5	788,152.55	0.17	9.867	360	81.04	576
District of Columbia	12	2,608,870.35	0.57	8.566	357	65.20	606
Florida	581	99,214,637.71	21.58	8.797	356	78.19	613
Georgia	89	11,206,154.08	2.44	9.656	353	85.46	619
Idaho	21	2,947,955.48	0.64	8.724	358	82.58	591
Illinois	68	10,499,186.80	2.28	8.925	354	82.26	607
Indiana	38	3,380,812.14	0.74	9.699	355	88.64	611
Iowa	9	806,305.04	0.18	10.388	348	79.90	569
Kansas	18	1,277,845.57	0.28	9.770	326	81.13	590
Kentucky	22	2,561,302.32	0.56	9.656	359	85.14	589
Louisiana	43	4,518,183.25	0.98	9.329	353	82.76	606
Maine	16	2,378,455.76	0.52	8.963	357	83.25	634
Maryland	171	32,793,862.66	7.13	8.666	355	79.23	599
Massachusetts	54	10,331,180.21	2.25	8.997	354	80.07	624
Michigan	162	17,673,271.04	3.84	9.398	356	85.28	605
Minnesota	32	4,088,271.37	0.89	9.056	348	82.17	620
Mississippi	17	1,639,632.99	0.36	9.569	356	89.34	592
Missouri	69	7,192,934.96	1.56	9.528	355	84.23	598
Nebraska	2	193,962.32	0.04	11.809	359	96.16	581
Nevada	23	4,227,093.66	0.92	8.748	358	81.52	599
New Hampshire	18	2,868,391.95	0.62	9.428	352	79.31	586
New Jersey	109	24,180,748.14	5.26	9.051	360	76.88	595
New Mexico	14	1,718,396.64	0.37	8.992	355	81.74	614
New York	98	21,896,797.28	4.76	8.723	359	77.80	600
North Carolina	136	15,427,952.30	3.36	9.253	350	84.32	613
Ohio	118	12,925,816.50	2.81	9.142	353	85.29	629
Oklahoma	5	492,500.17	0.11	8.614	352	77.80	592
Oregon	10	1,772,420.95	0.39	8.763	360	83.45	587

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Pennsylvania	129	15,847,022.76	3.45	9.172	357	83.53	599
Rhode Island	12	2,462,640.06	0.54	8.881	355	76.98	593
South Carolina	89	11,287,629.78	2.46	9.304	347	83.06	597
South Dakota	2	162,889.68	0.04	8.835	359	79.09	611
Tennessee	76	7,658,589.05	1.67	9.403	349	86.05	602
Texas	109	11,297,863.84	2.46	9.264	346	83.81	599
Utah	28	3,280,698.50	0.71	8.196	343	80.65	671
Vermont	4	688,824.37	0.15	10.310	360	86.20	580
Virginia	118	19,328,666.97	4.20	8.914	352	81.77	620
Washington	36	6,692,053.29	1.46	8.525	354	81.79	605
West Virginia	7	1,062,132.93	0.23	9.156	360	85.34	613
Wisconsin	22	2,568,850.23	0.56	10.211	358	87.09	603
Wyoming	5	1,004,450.00	0.22	8.302	333	77.91	632

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

No more than approximately 0.43% (the highest concentration in a single zip code) of the Group I initial mortgage loans will be secured by mortgaged properties located in Maryland in the 20744 zip code.

Types of Mortgaged Properties of the Group I Initial Mortgage Loans

Property Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo	191	$28,541,775.30	6.21%	9.147%	352	82.86%	631
Multi - Unit	117	27,680,473.28	6.02	8.918	357	76.53	630
PUD	309	56,548,797.35	12.30	8.744	355	81.39	616
Single Family Residence	2,368	346,890,857.47	75.47	8.944	355	80.00	603

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Loan Purpose of the Group I Initial Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	2,092	$353,605,882.08	76.93%	8.805%	356	78.31%	601
Purchase	736	84,851,063.51	18.46	9.457	349	87.14	639
Rate/Term Refinance	157	21,204,957.81	4.61	8.919	354	82.71	613

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

(1)	In general, in the case of a mortgage loan made for “rate/term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to the related mortgaged property and to pay associated origination and closing costs. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Occupancy Status of the Mortgaged Properties of the Group I Initial Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	127	$22,847,862.87	4.97%	9.228%	356	76.94%	662
Primary	2,764	420,020,707.22	91.38	8.902	354	80.11	603
Secondary Home	94	16,793,333.31	3.65	9.233	359	85.30	665

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Documentation Type of the Group I Initial Mortgage Loans

Loan Documentation Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	1,703	$235,961,742.44	51.33%	8.826%	354	80.84%	590
Limited Documentation	26	4,437,794.05	0.97	8.723	360	78.98	601
No Documentation	196	32,952,246.49	7.17	8.712	357	82.15	684
Stated Income	1,060	186,310,120.42	40.53	9.106	355	78.93	618

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Risk Classification of the Group I Initial Mortgage Loans

Risk Classification	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
M1	1,663	$250,905,905.66	54.58%	8.842%	354	81.63%	607
M2	526	87,279,901.93	18.99	9.325	358	79.45	576
M3	167	28,319,738.27	6.16	9.446	359	71.59	555
M4	109	16,515,927.41	3.59	9.523	360	67.47	563
Alt A	520	76,640,430.13	16.67	8.451	350	81.95	677

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Original Loan-to-Value Ratios of the Group I Initial Mortgage Loans

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 49.99	108	$13,812,137.88	3.00%	8.620%	355	42.62%	584
50.00 – 54.99	59	7,505,169.39	1.63	8.297	356	51.94	599
55.00 – 59.99	82	12,516,892.13	2.72	8.459	356	57.56	588
60.00 – 64.99	104	17,881,942.29	3.89	8.141	355	62.50	590
65.00 – 69.99	138	25,591,720.97	5.57	8.470	356	67.20	585
70.00 – 74.99	191	32,749,458.36	7.12	8.527	355	72.03	590
75.00 – 79.99	294	51,319,993.91	11.16	8.695	358	76.22	594
80.00	520	84,010,142.90	18.28	8.645	358	80.00	630
80.01 – 84.99	110	19,142,626.40	4.16	8.607	356	83.38	605
85.00 – 89.99	309	55,625,703.43	12.10	8.954	358	85.98	604
90.00 – 94.99	557	86,443,375.68	18.81	9.401	358	90.28	606
95.00 – 99.99	238	36,544,503.29	7.95	9.560	355	95.07	632
100.00	275	16,518,236.77	3.59	10.819	287	100.00	651

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Weighted Average: 80.14% (approximate)

Cut-off Date Principal Balances of the Group I Initial Mortgage Loans

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 50,000.00	224	$7,258,775.49	1.58%	11.020%	210	93.32%	640
50,000.01 – 100,000.00	651	51,618,336.98	11.23	9.389	346	79.36	605
100,000.01 – 150,000.00	855	106,095,765.74	23.08	9.065	357	80.50	601
150,000.01 – 200,000.00	537	93,405,918.72	20.32	8.846	358	79.41	603
200,000.01 – 250,000.00	294	65,497,298.88	14.25	8.744	360	79.18	608
250,000.01 – 300,000.00	194	53,244,262.14	11.58	8.792	358	79.96	613
300,000.01 – 350,000.00	123	39,886,021.10	8.68	8.619	359	80.32	615
350,000.01 – 400,000.00	73	27,264,854.84	5.93	8.591	360	81.67	615
400,000.01 – 450,000.00	23	9,533,132.26	2.07	8.474	360	81.54	621
450,000.01 – 500,000.00	4	1,925,093.19	0.42	9.366	360	79.50	573
500,000.01 – 550,000.00	4	2,117,444.06	0.46	8.845	359	79.89	697
550,000.01 – 600,000.00	2	1,165,000.00	0.25	8.634	360	77.01	749
600,000.01 – 650,000.00	1	650,000.00	0.14	8.900	360	65.00	607

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Average: $153,991 (approximate)

Remaining Terms to Maturity of the Group I Initial Mortgage Loans

Range of Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
61 – 120	2	$221,000.00	0.05%	8.115%	120	82.82%	679
121 – 180	261	11,397,382.22	2.48	10.385	180	90.50	642
181 – 240	12	1,759,606.16	0.38	8.209	239	78.21	620
241 – 300	1	153,000.00	0.03	9.250	300	90.00	651
301 – 360	2,709	446,130,915.02	97.06	8.896	360	79.88	607

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Weighted Average: 355 months (approximate)

Original Terms to Maturity of the Group I Initial Mortgage Loans

Original Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
120	2	$221,000.00	0.05%	8.115%	120	82.82%	679
180	261	11,397,382.22	2.48	10.385	180	90.50	642
240	12	1,759,606.16	0.38	8.209	239	78.21	620
300	1	153,000.00	0.03	9.250	300	90.00	651
360	2,709	446,130,915.02	97.06	8.896	360	79.88	607

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Weighted Average: 355 months (approximate)

Lien Position of the Group I Initial Mortgage Loans

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,758	$451,857,794.67	98.30%	8.889%	358	79.81%	607
Second Lien	227	7,804,108.73	1.70	11.311	184	99.39	657

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Credit Scores of the Group I Initial Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
500 – 524	144	$22,116,852.44	4.81%	9.734%	358	72.41%	516
525 – 549	349	55,492,870.96	12.07	9.755	357	76.18	537
550 – 574	427	67,649,790.84	14.72	9.188	359	78.41	562
575 – 599	496	74,748,050.99	16.26	9.003	355	81.08	587
600 – 624	504	75,288,442.31	16.38	8.704	355	81.62	611
625 – 649	371	56,365,531.02	12.26	8.597	353	80.22	636
650 – 674	274	43,617,769.05	9.49	8.454	353	82.26	660
675 – 699	199	29,609,972.59	6.44	8.431	347	82.75	686
700 and Above	221	34,772,623.20	7.56	8.498	350	84.51	733

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Weighted Average: 608 (approximate)

Current Mortgage Rates of the Group I Initial Mortgage Loans

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 – 5.999	1	$232,000.00	0.05%	5.990%	360	81.40%	618
6.000 – 6.499	6	1,118,600.00	0.24	6.372	360	73.71	656
6.500 – 6.999	51	10,912,663.61	2.37	6.862	356	72.42	637
7.000 – 7.499	136	26,189,710.40	5.70	7.297	355	72.50	640
7.500 – 7.999	449	82,952,284.96	18.05	7.786	357	75.72	633
8.000 – 8.499	315	52,249,916.39	11.37	8.274	356	77.58	622
8.500 – 8.999	623	100,196,141.86	21.80	8.763	358	80.29	609
9.000 – 9.499	262	42,874,022.41	9.33	9.254	357	81.82	595
9.500 – 9.999	457	68,256,084.63	14.85	9.770	356	83.27	586
10.000 – 10.499	185	24,498,095.62	5.33	10.239	355	84.39	585
10.500 – 10.999	221	28,831,402.51	6.27	10.760	354	86.45	575
11.000 – 11.499	94	8,900,783.75	1.94	11.282	340	88.03	576
11.500 – 11.999	101	7,917,632.09	1.72	11.729	314	89.51	585
12.000 – 12.499	54	3,003,267.51	0.65	12.201	275	91.22	596
12.500 – 12.999	26	1,353,467.66	0.29	12.761	265	98.24	609
13.000 – 13.499	3	122,830.00	0.03	13.023	264	98.78	617
13.500 – 13.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Weighted Average: 8.930% (approximate)

Fixed Rate Mortgage Loan Types of the Group I Fixed Rate Initial Mortgage Loans

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fixed Rate	564	$74,188,917.33	81.63%	8.720%	345	76.67%	613
Fixed Rate Balloon 30/15	199	6,936,354.46	7.63	11.268	180	99.40	659
Fixed Rate Balloon 40/30	46	8,029,057.47	8.83	8.351	360	80.10	630
Fixed Rate Interest Only*	8	1,726,350.00	1.90	8.478	360	79.42	654

Total	817	$90,880,679.26	100.00%	8.877%	334	78.76%	619

*	(10 Year IO Term)

Initial Periodic Rate Cap of the Group I ARM Initial Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500	4	$1,130,475.38	0.31%	8.181%	359	55.69%	543
3.000	2,164	367,650,748.76	99.69	8.946	360	80.56	606

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

Periodic Rate Cap of the Group I ARM Initial Mortgage Loans

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	2,165	$367,900,661.24	99.76%	8.945%	360	80.54%	606
1.500	3	880,562.90	0.24	8.431	359	53.98	534

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

Maximum Loan Rates of the Group I ARM Initial Mortgage Loans

Range of Maximum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12.500 – 12.999	4	$1,053,064.28	0.29%	6.742%	358	80.39%	643
13.000 – 13.499	7	1,320,434.42	0.36	6.468	360	71.97	649
13.500 – 13.999	51	11,090,956.95	3.01	6.969	359	72.17	626
14.000 – 14.499	105	21,605,842.76	5.86	7.305	360	72.74	634
14.500 – 14.999	309	59,233,796.22	16.06	7.808	360	77.32	633
15.000 – 15.499	228	40,350,622.07	10.94	8.292	360	78.24	619
15.500 – 15.999	465	79,934,645.44	21.68	8.770	360	81.05	608
16.000 – 16.499	206	35,738,431.08	9.69	9.256	360	81.52	595
16.500 – 16.999	367	58,552,730.96	15.88	9.771	360	83.42	587
17.000 – 17.499	138	19,805,184.07	5.37	10.238	360	83.40	583
17.500 – 17.999	178	25,580,204.83	6.94	10.755	360	86.12	573
18.000 – 18.499	56	7,011,414.33	1.90	11.284	360	86.89	568
18.500 – 18.999	38	5,344,387.52	1.45	11.718	360	86.59	561
19.000 – 19.499	9	1,466,112.64	0.40	12.224	360	82.30	553
19.500 – 19.999	6	640,396.57	0.17	12.819	360	96.28	577
20.500 – 20.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

Weighted Average: 15.932% (approximate)

Minimum Loan Rates of the Group I ARM Initial Mortgage Loans

Range of Minimum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 – 4.999	2	$284,046.31	0.08%	7.764%	359	82.23%	643
5.000 – 5.499	2	642,916.13	0.17	7.756	360	74.97	593
5.500 – 5.999	2	613,150.00	0.17	8.429	360	86.75	635
6.000 – 6.499	8	1,549,073.83	0.42	7.216	360	77.11	641
6.500 – 6.999	49	10,455,773.27	2.84	6.858	360	72.30	636
7.000 – 7.499	106	22,064,632.35	5.98	7.355	360	72.63	635
7.500 – 7.999	309	59,537,986.24	16.14	7.799	360	77.28	631
8.000 – 8.499	227	40,132,534.65	10.88	8.280	360	78.14	619
8.500 – 8.999	464	79,160,196.01	21.47	8.765	360	81.19	609
9.000 – 9.499	208	36,231,345.96	9.82	9.256	360	81.51	594
9.500 – 9.999	367	58,502,503.81	15.86	9.768	360	83.27	586
10.000 – 10.499	138	19,805,184.07	5.37	10.238	360	83.40	583
10.500 – 10.999	176	25,286,570.45	6.86	10.758	360	86.12	573
11.000 – 11.499	56	7,011,414.33	1.90	11.284	360	86.89	568
11.500 – 11.999	38	5,344,387.52	1.45	11.718	360	86.59	561
12.000 – 12.499	9	1,466,112.64	0.40	12.224	360	82.30	553
12.500 – 12.999	6	640,396.57	0.17	12.819	360	96.28	577
13.500 – 13.999	1	53,000.00	0.01	13.650	360	100.00	603

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

Weighted Average: 8.924% (approximate)

Next Interest Adjustment Date of the Group I Initial ARM Loans

Date of Next Rate Change Date	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
January 2008	4	$751,334.86	0.20%	8.955%	355	83.04%	587
February 2008	2	203,294.79	0.06	10.861	356	83.54	555
March 2008	2	275,447.78	0.07	8.066	357	66.79	621
April 2008	26	4,611,765.17	1.25	8.807	358	76.91	588
May 2008	556	96,243,034.01	26.10	8.849	359	79.54	601
June 2008	1,513	254,520,801.74	69.02	9.005	360	81.14	607
July 2008	2	206,782.00	0.06	9.470	360	66.87	571
April 2009	2	524,603.26	0.14	8.573	358	69.04	565
May 2009	22	3,850,643.11	1.04	8.613	359	74.64	601
June 2009	28	5,735,856.00	1.56	8.371	360	75.76	628
April 2011	1	254,000.00	0.07	6.875	358	73.62	743
May 2011	2	295,261.42	0.08	8.726	359	83.20	628
June 2011	8	1,308,400.00	0.35	8.314	360	79.77	635

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

The weighted average remaining months to the next interest adjustment date of the Group I initial ARM loans as of the cut-off date will be approximately 24 months.

Gross Margins of the Group I ARM Initial Mortgage Loans

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.500 – 3.999	2	$302,350.08	0.08%	7.247%	360	65.94%	738
4.000 – 4.499	48	7,849,114.06	2.13	7.419	360	67.09	670
4.500 – 4.999	199	34,144,901.82	9.26	7.897	360	76.09	664
5.000 – 5.499	386	72,241,725.44	19.59	8.195	360	77.61	633
5.500 – 5.999	569	97,504,275.05	26.44	8.764	360	82.34	612
6.000 – 6.499	501	81,950,261.47	22.22	9.445	360	83.78	584
6.500 – 6.999	292	47,500,844.94	12.88	10.102	360	81.83	558
7.000 – 7.499	157	24,234,823.80	6.57	9.938	360	79.46	564
7.500 – 7.999	13	2,722,004.63	0.74	8.712	359	73.79	563
8.500 – 8.999	1	330,922.85	0.09	9.500	358	63.10	530

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

Weighted Average: 5.851% (approximate)

ARM Mortgage Loan Types of the Group I ARM Initial Mortgage Loans

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Month LIBOR Interest Only*	176	$40,648,746.67	11.02%	8.220%	360	80.83%	654
2/28 6 Month LIBOR ARM	1,620	251,888,877.81	68.30	9.195	360	80.74	595
2/28 6 Month LIBOR ARM 40/30 Balloon	309	64,274,835.87	17.43	8.513	360	80.14	612
3/27 6 Month LIBOR Interest Only*	10	2,036,400.00	0.55	8.170	360	79.53	657
3/27 6 Month LIBOR ARM	38	7,292,298.92	1.98	8.496	359	72.80	600
3/27 6 Month LIBOR ARM 40/30 Balloon	4	782,403.45	0.21	9.061	359	83.51	636
5/25 6 Month LIBOR	7	829,961.42	0.23	8.875	360	78.97	606
5/25 6 Month LIBOR Interest Only**	4	1,027,700.00	0.28	7.623	359	79.89	683

Total	2,168	$368,781,224.14	100.00%	8.943%	360	80.48%	605

*	(5 Year IO Term)
**	(10 Year IO Term)

Distribution by Amortization Type of the Group I Initial Mortgage Loans

Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	198	$45,439,196.67	9.89%	8.214%	360	80.69%	655
Not Interest Only	2,787	414,222,706.73	90.11	9.009	354	80.08	603

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Distribution of Seasoning of the Group I Initial Mortgage Loans

Seasoning (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,204	$332,706,028.79	72.38%	8.966%	354	80.46%	610
1	740	119,945,915.56	26.09	8.836	355	79.47	604
2	32	5,705,430.51	1.24	8.764	356	75.80	590
3	3	349,898.89	0.08	8.471	319	64.40	613
4	2	203,294.79	0.04	10.861	356	83.54	555
5	4	751,334.86	0.16	8.955	355	83.04	587

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

Original Prepayment Penalty Terms of the Group I Initial Mortgage Loans

Original Prepayment Penalty Term (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No Prepayment Penalty	1,121	$171,641,506.59	37.34%	9.110%	352	80.88%	613
12	18	5,385,384.47	1.17	8.706	359	72.63	568
24	866	138,507,137.14	30.13	8.949	358	79.45	602
36	980	144,127,875.20	31.36	8.707	354	80.20	610

Total	2,985	$459,661,903.40	100.00%	8.930%	355	80.14%	608

The Group II Initial Mortgage Loans

The Group II initial mortgage loans consist of 1,307 mortgage loans that have an aggregate principal balance of approximately $247,507,997 as of the cut-off date.

None of the Group II initial mortgage loans are subject to HOEPA and each of the Group II mortgage loans complies in all material respects with applicable local, state and federal laws, including but not limited to, all applicable predatory and abusive lending laws.

None of the Group II initial mortgage loans are “high cost” or “Section 32” mortgage loans.

Approximately 13.10% of the Group II initial mortgage loans are fixed-rate mortgage loans, and approximately 86.90% of the Group II initial mortgage loans are ARM loans.

Approximately 63.83% of the Group II initial mortgage loans provide for payment by the mortgagor of a prepayment penalty in limited circumstances on certain prepayments.

Approximately 46.92% of the Group II initial mortgage loans had loan-to-value ratios at origination in excess of 80%.

Approximately 90.44% of the Group II initial mortgage loans are secured by first-liens on the related mortgaged property and approximately 9.56% of the Group II initial mortgage loans are secured by second-liens on the related mortgaged property.

The weighted average remaining term to maturity of the Group II initial mortgage loans is approximately 342 months as of the cut-off date.

The average principal balance of the Group II initial mortgage loans as of the cut-off date was approximately $189,371. No Group II initial mortgage loan had a principal balance, as of the cut-off date, of greater than approximately $1,102,122 or less than approximately $15,000.

The Group II initial mortgage loans had mortgage rates of not less than approximately 5.900% per annum and not more than approximately 13.000% per annum as of the cut-off date, and the weighted average mortgage rate of the Group II initial mortgage loans was approximately 9.104% per annum as of the cut-off date.

The Group II initial mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding):

Geographic Distribution of the Mortgaged Properties of the Group II Initial Mortgage Loans

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	11	$1,471,531.00	0.59%	9.875%	344	87.63%	625
Arizona	75	11,875,895.17	4.80	8.893	337	83.67	661
Arkansas	13	1,685,922.11	0.68	10.035	347	88.41	621
California	175	58,603,207.04	23.68	8.766	344	85.05	644
Colorado	8	1,507,150.00	0.61	9.073	342	84.83	621
Connecticut	32	5,950,988.75	2.40	9.004	343	85.97	646
Delaware	1	235,551.53	0.10	7.990	359	90.00	716
District of Columbia	5	2,807,201.74	1.13	9.121	353	84.12	647
Florida	361	65,564,702.99	26.49	9.195	341	85.63	649
Georgia	18	2,164,327.58	0.87	9.888	343	88.69	615
Idaho	8	735,050.00	0.30	8.937	340	86.53	643
Illinois	17	2,221,743.75	0.90	9.323	343	87.08	632
Indiana	1	199,388.73	0.08	8.900	359	75.00	688
Iowa	4	323,400.00	0.13	9.199	324	84.00	653
Kansas	8	879,001.60	0.36	10.487	344	92.86	651
Kentucky	4	274,043.16	0.11	10.181	348	89.70	594
Louisiana	25	3,057,429.33	1.24	9.847	347	88.98	604
Maryland	48	10,542,121.25	4.26	8.807	339	83.04	650
Massachusetts	21	3,966,900.42	1.60	9.213	337	85.84	631
Michigan	31	3,810,649.85	1.54	9.368	347	85.83	618
Minnesota	6	905,732.03	0.37	8.334	343	92.55	649
Mississippi	11	1,215,476.35	0.49	9.528	348	90.27	643
Missouri	12	1,350,192.49	0.55	10.105	337	87.35	646
Nebraska	1	159,892.42	0.06	7.990	359	72.73	584
Nevada	28	4,289,128.41	1.73	8.907	326	83.07	690
New Hampshire	1	220,500.00	0.09	10.125	360	89.27	614
New Jersey	27	7,369,252.30	2.98	9.445	347	85.46	624
New York	29	8,376,263.69	3.38	8.879	343	82.52	626
North Carolina	46	4,913,335.35	1.99	9.507	340	84.01	629
North Dakota	2	118,450.00	0.05	9.360	324	84.00	610
Ohio	38	4,117,854.67	1.66	9.880	349	91.42	644
Oklahoma	3	293,600.00	0.12	9.902	337	86.10	691
Oregon	4	982,088.25	0.40	8.396	349	80.78	609
Pennsylvania	25	3,172,534.77	1.28	9.861	360	91.71	630

Geographical Distribution	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Rhode Island	2	496,400.00	0.20	9.376	360	91.68	605
South Carolina	27	4,224,138.99	1.71	9.497	341	91.10	652
South Dakota	1	234,000.00	0.09	11.300	360	90.00	592
Tennessee	17	2,054,145.53	0.83	9.915	357	85.93	584
Texas	94	13,084,803.16	5.29	9.251	340	87.86	650
Utah	17	1,743,400.00	0.70	8.836	318	84.66	707
Virginia	31	6,894,927.28	2.79	8.843	341	86.20	657
Washington	11	2,351,776.56	0.95	8.110	350	81.29	634
West Virginia	4	489,160.00	0.20	10.031	352	91.17	603
Wisconsin	4	574,738.71	0.23	9.697	345	81.66	634

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

No more than approximately 1.29% (the highest concentration in a single zip code) of the Group II mortgage loans will be secured by mortgaged properties located in Florida in the 33131 zip code.

Types of Mortgaged Properties of the Group II Initial Mortgage Loans

Property Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo	149	$23,305,068.33	9.42%	9.165%	336	85.12%	656
Multi - Unit	48	11,680,895.88	4.72	9.041	346	88.25	669
PUD	280	53,890,612.03	21.77	9.208	341	86.46	650
Single Family Residence	830	158,631,420.72	64.09	9.064	343	85.24	639

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Loan Purpose of the Group II Initial Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	95	$47,516,803.30	19.20%	8.816%	355	81.71%	612
Purchase	1,210	199,036,443.66	80.42	9.169	339	86.53	652
Rate/Term Refinance	2	954,750.00	0.39	9.789	360	95.00	610

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

(1)	In general, in the case of a mortgage loan made for “rate/term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to the related mortgaged property and to pay associated origination and closing costs. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Occupancy Status of the Mortgaged Properties of the Group II Initial Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	1	$476,799.97	0.19%	10.250%	359	90.00%	760
Primary	1,291	243,606,355.76	98.42	9.096	342	85.53	643
Secondary Home	15	3,424,841.23	1.38	9.480	340	92.75	691

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Documentation Type of the Group II Initial Mortgage Loans

Loan Documentation Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	517	$79,446,464.76	32.10%	9.039%	342	85.30%	606
Limited Documentation	7	2,196,387.26	0.89	8.763	352	91.79	602
No Documentation	175	31,778,183.71	12.84	9.153	341	87.23	720
Stated Income	608	134,086,961.23	54.17	9.136	343	85.36	650

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Risk Classification of the Group II Initial Mortgage Loans

Risk Classification	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
M1	681	$129,502,166.89	52.32%	9.191%	344	85.70%	623
M2	100	31,462,164.12	12.71	9.548	360	84.89	593
M3	3	790,476.26	0.32	10.407	360	77.81	575
M4	2	361,051.44	0.15	9.680	358	74.43	552
Alt A	521	85,392,138.25	34.50	8.793	333	85.93	695

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Original Loan-to-Value Ratios of the Group II Initial Mortgage Loans

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 49.99	1	$143,000.00	0.06%	7.100%	360	48.81%	692
50.00 – 54.99	1	424,000.00	0.17	7.650	180	54.36	757
55.00 – 59.99	4	1,086,166.62	0.44	7.625	359	56.81	601
60.00 – 64.99	4	1,028,500.00	0.42	8.140	359	62.65	624
65.00 – 69.99	11	3,707,030.55	1.50	8.588	360	67.69	578
70.00 – 74.99	20	8,815,726.15	3.56	8.421	360	72.53	590
75.00 – 79.99	28	10,052,173.90	4.06	8.693	360	76.55	612
80.00	455	106,123,602.49	42.88	8.281	360	80.00	666
80.01 – 84.99	10	5,117,675.26	2.07	9.721	360	83.85	594
85.00 – 89.99	32	8,723,268.84	3.52	8.963	359	85.86	597
90.00 – 94.99	145	39,310,815.75	15.88	9.524	358	90.20	614
95.00 – 99.99	124	27,316,681.94	11.04	9.667	352	95.19	632
100.00	472	35,659,355.46	14.41	11.040	250	100.00	670

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Weighted Average: 85.64% (approximate)

Cut-off Date Principal Balances of the Group II Initial Mortgage Loans

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 – 50,000.00	255	$8,900,573.62	3.60%	11.659%	181	99.62%	662
50,000.01 – 100,000.00	233	17,370,749.96	7.02	10.580	255	94.13	660
100,000.01 – 150,000.00	210	26,218,352.14	10.59	9.537	332	86.77	641
150,000.01 – 200,000.00	177	30,981,062.87	12.52	8.954	359	83.59	643
200,000.01 – 250,000.00	107	23,858,351.06	9.64	8.899	358	85.32	645
250,000.01 – 300,000.00	70	19,195,703.69	7.76	8.683	360	84.46	648
300,000.01 – 350,000.00	51	16,670,717.66	6.74	8.749	360	85.97	661
350,000.01 – 400,000.00	36	13,466,451.69	5.44	8.676	360	82.98	646
400,000.01 – 450,000.00	45	19,450,168.09	7.86	8.756	356	81.99	637
450,000.01 – 500,000.00	46	21,922,506.57	8.86	8.591	360	84.33	631
500,000.01 – 550,000.00	26	13,649,686.32	5.51	9.222	360	87.75	636
550,000.01 – 600,000.00	22	12,655,576.28	5.11	8.393	360	82.26	645
600,000.01 – 650,000.00	6	3,745,277.18	1.51	8.872	360	83.11	623
650,000.01 – 700,000.00	5	3,358,678.75	1.36	8.651	360	86.04	624
700,000.01 – 750,000.00	5	3,639,045.55	1.47	8.240	359	79.99	651
800,000.01 – 850,000.00	2	1,680,000.00	0.68	9.125	360	76.52	594
850,000.01 – 900,000.00	4	3,504,500.00	1.42	8.761	360	82.48	622
900,000.01 – 950,000.00	1	937,500.00	0.38	8.950	360	75.00	712
950,000.01 – 1,000,000.00	2	1,921,963.20	0.78	9.325	359	80.79	597
1,000,000.01 and Above	4	4,381,132.33	1.77	9.408	359	87.94	666

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Average: $189,371 (approximate)

Remaining Terms to Maturity of the Group II Initial Mortgage Loans

Range of Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
121 – 180	434	$23,851,578.68	9.64%	11.382%	180	98.78%	674
301 – 360	873	223,656,418.28	90.36	8.861	360	84.24	641

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Weighted Average: 342 months (approximate)

Original Terms to Maturity of the Group II Initial Mortgage Loans

Original Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
180	434	$23,851,578.68	9.64%	11.382%	180	98.78%	674
360	873	223,656,418.28	90.36	8.861	360	84.24	641

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Weighted Average: 343 months (approximate)

Lien Positions of the Group II Initial Mortgage Loans

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	870	$223,849,287.49	90.44%	8.856%	359	84.17%	641
Second Lien	437	23,658,709.47	9.56	11.445	181	99.57	672

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Credit Scores of the Group II Initial Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
500 – 524	10	$2,501,139.79	1.01%	9.596%	360	77.17%	519
525 – 549	55	14,098,841.95	5.70	9.752	360	80.91	536
550 – 574	47	12,583,020.28	5.08	9.664	360	85.57	562
575 – 599	209	37,892,688.88	15.31	9.608	347	86.82	589
600 – 624	150	31,038,007.72	12.54	9.099	349	86.19	612
625 – 649	184	35,457,489.78	14.33	8.980	343	85.89	637
650 – 674	220	38,468,209.72	15.54	8.917	337	86.26	662
675 – 699	149	25,186,776.31	10.18	8.718	335	85.63	686
700 and Above	283	50,281,822.53	20.32	8.803	332	85.53	733

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Weighted Average: 644 (approximate)

Current Mortgage Rates of the Group II Initial Mortgage Loans

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 – 5.999	1	$460,350.17	0.19%	5.900%	359	79.53%	582
6.000 – 6.499	1	445,805.76	0.18	6.000	359	75.00	724
6.500 – 6.999	9	3,231,031.13	1.31	6.872	360	75.60	677
7.000 – 7.499	33	10,791,938.14	4.36	7.306	360	79.64	660
7.500 – 7.999	176	49,214,461.05	19.88	7.791	358	80.08	671
8.000 – 8.499	127	31,413,264.24	12.69	8.261	359	80.15	660
8.500 – 8.999	175	44,463,843.73	17.96	8.792	358	83.78	637
9.000 – 9.499	75	18,605,219.48	7.52	9.232	360	86.10	633
9.500 – 9.999	181	35,086,837.91	14.18	9.775	345	89.94	624
10.000 – 10.499	67	12,974,493.72	5.24	10.250	343	92.34	622
10.500 – 10.999	105	17,102,973.65	6.91	10.724	333	91.24	612
11.000 – 11.499	70	6,206,695.95	2.51	11.205	276	96.08	632
11.500 – 11.999	121	8,193,929.70	3.31	11.784	239	97.09	637
12.000 – 12.499	91	5,577,454.05	2.25	12.189	205	99.95	645
12.500 – 12.999	65	3,342,278.10	1.35	12.740	206	99.59	658
13.000 – 13.499	10	397,420.18	0.16	13.000	180	100.00	684

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Weighted Average: 9.104% (approximate)

Fixed Rate Mortgage Loan Types of the Group II Fixed Rate Initial Mortgage Loans

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fixed Rate	60	$8,083,853.27	24.93%	9.620%	319	85.35%	636
Fixed Rate Balloon 30/15	406	22,026,664.13	67.92	11.437	180	99.55	672
Fixed Rate Balloon 40/30	2	720,427.63	2.22	8.243	359	74.90	655
Fixed Rate Interest Only*	3	1,601,200.00	4.94	8.249	360	73.76	646

Total	471	$32,432,145.03	100.00%	10.756%	227	94.19%	661

*	(10 Year IO Term)

Initial Periodic Rate Cap of the Group II ARM Initial Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500	5	$2,336,486.20	1.09%	7.618%	359	79.40%	628
3.000	831	212,739,365.73	98.91	8.868	360	84.40	642

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

Periodic Rate Cap of the Group II ARM Initial Mortgage Loans

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	832	$213,094,266.22	99.08%	8.867%	360	84.37%	641
1.500	4	1,981,585.71	0.92	7.536	359	81.95	644

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

Maximum Loan Rates of the Group II ARM Initial Mortgage Loans

Range of Maximum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12.500 – 12.999	1	$460,350.17	0.21%	5.900%	359	79.53%	582
13.000 – 13.499	1	445,805.76	0.21	6.000	359	75.00	724
13.500 – 13.999	9	3,231,031.13	1.50	6.872	360	75.60	677
14.000 – 14.499	33	10,791,938.14	5.02	7.306	360	79.64	660
14.500 – 14.999	169	46,520,527.86	21.63	7.792	360	80.38	671
15.000 – 15.499	120	29,810,052.12	13.86	8.263	360	80.44	660
15.500 – 15.999	167	43,316,236.88	20.14	8.802	360	83.73	637
16.000 – 16.499	71	17,884,987.86	8.32	9.231	360	86.21	635
16.500 – 16.999	123	30,747,899.10	14.30	9.763	360	89.21	620
17.000 – 17.499	44	11,374,698.48	5.29	10.258	360	91.78	614
17.500 – 17.999	56	13,954,795.99	6.49	10.730	360	89.98	601
18.000 – 18.499	17	3,134,661.78	1.46	11.249	360	93.10	589
18.500 – 18.999	17	2,209,130.94	1.03	11.785	360	94.32	571
19.000 – 19.499	4	726,910.72	0.34	12.327	360	100.00	585
19.500 – 19.999	4	466,825.00	0.22	12.594	360	98.41	581

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

Weighted Average: 15.851% (approximate)

Minimum Loan Rates of the Group II ARM Initial Mortgage Loans

Range of Minimum Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 – 5.999	2	$955,350.17	0.44%	6.599%	359	84.95%	618
6.000 – 6.499	2	976,688.91	0.45	7.576	359	83.15	630
6.500 – 6.999	9	3,231,031.13	1.50	6.872	360	75.60	677
7.000 – 7.499	33	11,040,715.59	5.13	7.345	360	79.20	663
7.500 – 7.999	168	45,776,750.41	21.28	7.791	360	80.39	670
8.000 – 8.499	119	29,719,997.38	13.82	8.260	360	80.42	661
8.500 – 8.999	165	42,318,287.11	19.68	8.790	360	83.64	639
9.000 – 9.499	72	17,975,042.60	8.36	9.232	360	86.20	634
9.500 – 9.999	123	31,013,876.37	14.42	9.759	360	89.27	619
10.000 – 10.499	44	11,374,698.48	5.29	10.258	360	91.78	614
10.500 – 10.999	57	14,155,885.34	6.58	10.727	360	89.69	600
11.000 – 11.499	17	3,134,661.78	1.46	11.249	360	93.10	589
11.500 – 11.999	17	2,209,130.94	1.03	11.785	360	94.32	571
12.000 – 12.499	4	726,910.72	0.34	12.327	360	100.00	585
12.500 – 12.999	4	466,825.00	0.22	12.594	360	98.41	581

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

Weighted Average: 8.841% (approximate)

Next Interest Adjustment Date of the Group II Initial ARM Loans

Date of Next Rate Change Date	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
January 2008	1	$79,115.48	0.04%	9.950%	355	100.00%	630
March 2008	1	241,053.31	0.11	7.450	357	80.00	645
April 2008	5	2,420,446.38	1.13	9.204	358	83.55	614
May 2008	173	49,774,469.34	23.14	8.695	359	83.59	639
June 2008	644	159,393,576.48	74.11	8.922	360	84.68	643
May 2009	2	554,890.11	0.26	8.136	359	87.02	631
June 2009	3	593,540.00	0.28	8.049	360	81.37	666
May 2011	3	1,071,560.83	0.50	7.217	359	75.83	656
June 2011	4	947,200.00	0.44	8.018	360	80.00	654

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

The weighted average remaining months to the next interest adjustment date of the Group II initial ARM loans as of the cut-off date will be approximately 24 months.

Gross Margins of the Group II ARM Initial Mortgage Loans

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.000 – 4.499	11	$2,717,902.14	1.26%	7.523%	360	76.27%	662
4.500 – 4.999	193	47,947,625.23	22.29	7.974	360	79.78	700
5.000 – 5.499	156	42,161,978.37	19.60	8.326	360	81.76	654
5.500 – 5.999	204	51,099,998.10	23.76	8.776	360	83.49	629
6.000 – 6.499	165	45,502,391.89	21.16	9.599	360	89.86	615
6.500 – 6.999	70	18,441,574.42	8.57	10.204	360	89.52	579
7.000 – 7.499	34	6,827,294.53	3.17	10.737	360	91.67	592
7.500 – 7.999	3	377,087.25	0.18	10.311	358	79.28	538

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

Weighted Average: 5.625% (approximate)

ARM Mortgage Loan Types of the Group II ARM Initial Mortgage Loans

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Month LIBOR Interest Only*	152	$47,996,699.54	22.32%	8.171%	360	81.47%	671
2/28 6 Month LIBOR ARM	510	116,351,542.86	54.10	9.188	360	85.51	628
2/28 6 Month LIBOR ARM 40/30 Balloon	162	47,560,418.59	22.11	8.800	360	84.70	643
3/27 6 Month LIBOR Interest Only*	1	360,000.00	0.17	7.750	359	80.00	597
3/27 6 Month LIBOR ARM	4	788,430.11	0.37	8.247	360	85.98	672
5/25 6 Month LIBOR	4	1,332,889.45	0.62	7.313	360	78.33	668
5/25 6 Month LIBOR Interest Only**	2	256,000.00	0.12	8.622	360	80.00	701
5/25 6 Month LIBOR ARM 40/30 Balloon	1	429,871.38	0.20	7.850	359	74.78	589

Total	836	$215,075,851.93	100.00%	8.855%	360	84.35%	641

*	(5 Year IO Term)
**	(10 Year IO Term)

Distribution by Amortization of the Group II Initial Mortgage Loans

Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	158	$50,213,899.54	20.29%	8.173%	360	81.21%	670
Not Interest Only	1,149	197,294,097.42	79.71	9.341	338	86.77	638

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Distribution of Seasoning of the Group II Initial Mortgage Loans

Seasoning (months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,021	$184,174,966.78	74.41%	9.154%	342	85.95%	645
1	271	59,965,790.56	24.23	8.928	344	84.68	641
2	10	2,792,675.13	1.13	9.441	346	84.45	617
3	1	241,053.31	0.10	7.450	357	80.00	645
4	2	114,672.76	0.05	12.302	176	100.00	664
5	2	218,838.42	0.09	10.365	240	100.00	676

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Original Prepayment Penalty Terms of the Group II Initial Mortgage Loans

Original Prepayment Penalty Terms (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of Aggregate Principal Balance	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
No prepayment penalty	505	$89,518,864.20	36.17%	9.358%	336	86.10%	655
12	7	2,536,905.29	1.02	8.713	352	80.89	624
24	512	99,610,631.18	40.25	8.966	346	84.52	637
36	283	55,841,596.29	22.56	8.959	346	87.10	639

Total	1,307	$247,507,996.96	100.00%	9.104%	342	85.64%	644

Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account

On the closing date, approximately $392,830,100, the original pre-funded amount, will be deposited in a pre-funding account which will be in the name of the trustee and will be part of the trust estate and which amount will be used to acquire subsequent mortgage loans. Of the original pre-funded amount, approximately $255,340,380 will be used to acquire subsequent mortgage loans for inclusion in Group I and approximately $137,489,720 will be used to acquire subsequent mortgage loans for inclusion in Group II. During the pre-funding period, the related original pre-funded amount will be reduced by the amount used to purchase subsequent mortgage loans. The “pre-funding period” is the period commencing on the closing date and ending on the earlier to occur of (i) the date on which the amount on deposit in the pre-funding account is less than $10,000 and (ii) September 23, 2006.

If necessary, a portion of the sales proceeds of the certificates will be deposited on the closing date in a capitalized interest account for application to cover shortfalls in interest attributable to the pre-funding feature. This shortfall will exist during the pre-funding period because the aggregate principal balance of the certificates, and interest accrued thereon, during the pre-funding period will be greater than the aggregate principal balance of the mortgage loans, and interest accrued thereon, during such period. Funds on deposit in the capitalized interest account will be withdrawn monthly during the pre-funding period to fund shortfalls resulting from the pre-funding feature.

The trustee will invest funds deposited in the pre-funding account and the capitalized interest account, if any, as directed by the servicer in writing in eligible investments with a maturity date (i) no later than the business day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to the sale and servicing agreement, if a person other than the trustee or an affiliates manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to the pooling and servicing agreement, if the trustee or an affiliate manages or advises such investment. If the trustee does not receive such written investment instructions it will retain such funds uninvested. All income and gain realized from investment of funds deposited in the pre-funding account will be withdrawn and deposited in the collection account.

The purchase price for each subsequent mortgage loan will be approximately 100% of the then outstanding principal balance.

With respect to the subsequent mortgage loans, no more than approximately 0.50% of the subsequent mortgage loans may be between 30 and 59 days delinquent as of the applicable cut-off date. No less than approximately 59% of the subsequent mortgage loans that are underwritten to the seller’s underwriting standards for all credit risks will be covered by a mortgage insurance policy or have a loan-to-value ratio less than or equal to 60%, and each such mortgage insurance policy will insure losses to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to 55%, 50% or 51% of the original loan-to-value ratio of such mortgage loan, as more fully described in the related policy.

Each subsequent mortgage loan will be acquired from the sponsor, and will have been underwritten in accordance with the criteria applicable to the sponsor, as described under “The Originator.”

Confirmation from the rating agencies that the acquisition of any subsequent mortgage loans will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the outstanding certificates will be required in connection with the subsequent transfer of mortgage loans. The consent of the rating agencies will be required for all subsequent transfers and an officer’s certificate from the sponsor will be required confirming that each subsequent mortgage loan satisfies the following criteria (among other criteria described in the pooling and servicing agreement):

•	the remaining stated term to maturity will not exceed 360 months;

•	the subsequent mortgage loan must have an outstanding principal balance of at least $10,000;

•	the subsequent mortgage loan must have a loan-to-value ratio equal to or less than 100%;

•	the stated maturity of the subsequent mortgage loan will be no later than September 30, 2036;

•	the subsequent mortgage loan shall not provide for negative amortization; and

•	the subsequent mortgage loan if it is a fixed rate loan, must have a fixed mortgage rate of at least 4.50% or, if an ARM loan, a minimum mortgage rate of at least 4.00%.

Following the purchase of the subsequent mortgage loans by the issuing entity, all mortgage loans must have a weighted average mortgage rate and a weighted average loan-to-value ratio which will not vary materially from those statistics with respect to the pool of initial mortgage loans.

The Originator

All of the mortgage loans were originated or purchased by NovaStar Mortgage, Inc., a Virginia corporation and a wholly-owned subsidiary of NFI Holding Corporation, Inc., a Delaware corporation, in the ordinary course of business on a loan-by-loan basis directly from mortgage brokers and mortgage loan originators. NovaStar Mortgage, Inc. also acts as the sponsor and servicer, as described herein.

The sponsor originates non-conforming residential mortgage loans through a network of unaffiliated wholesale loan brokers. The sponsor utilizes a network of approximately 10,800 wholesale loan brokers in 50 different states. In addition, the sponsor services loans nationwide, and is licensed to do business as a foreign corporation in 50 states. The sponsor’s principal executive offices are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. The principal offices for the sponsor’s mortgage lending operations are in Lake Forest, California, Cleveland, Ohio and Salt Lake City, Utah. The sponsor is an approved HUD lender. The sponsor has operated as an originator of mortgage loans since 1997.

Underwriting Standards for the Mortgage Loans

The underwriting guidelines of the sponsor are intended to evaluate the credit history of the potential borrower, the capacity and willingness of the borrower to repay the loan and the adequacy of the collateral securing the loan. Each loan applicant completes an application that includes information with respect to the applicant’s income, liabilities and employment history. Prior to issuing an approval on the loan, the loan underwriter runs an independent credit report, which provides detailed information concerning the payment history of the borrower on all of their debts to verify that the information submitted by the broker is still accurate and up to date. An appraisal is also required on all loans and in many cases a review appraisal or second appraisal may be required depending on the value of the property and the underwriter’s comfort with the original valuation. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae. The properties securing the mortgage loans are appraised by qualified independent appraisers who are generally approved by the related originator. A streamline appraisal program is offered by our Retention division for borrowers that currently have a mortgage loan with the sponsor. Under this program an AVM can be used to determine valuation if the full appraisal from the previous loan is less than two years old. The maximum increase in value that can be supported with an AVM is 10%. The mortgagor may also include information regarding verification of deposits at financial institutions where the mortgagor had demand or savings accounts. In the case of investment properties, income derived from the mortgaged property may have been used for underwriting purposes.

The underwriting guidelines include six levels of applicant documentation requirements, referred to as “Full Documentation,” “Limited Documentation”, “Stated Income”, “No Documentation”, “No Income/No Asset”, “Streamline” and “Full Doc/12-Month Personal Bank Statement.” Under the Full Documentation program applicants generally are required to submit verification of employment and most recent pay stub or up to prior two years W-2 forms and most recent pay stub. Under the Limited Documentation program, no such verification is required, however, bank statements for the most recent consecutive 6-month period are required to evidence cash flow. Under the Stated Income program, an applicant may be qualified based on monthly income as stated in the loan application. Under the “No Documentation” program, an applicant provides no information as it relates to their income. Under the “No Income/No Asset” program, the applicant’s income and assets are not verified, however the applicant’s employment is verified. Under the Streamline program, this is allowed only for our Retention division for borrowers that currently have a mortgage with the sponsor. The documentation required for this loan is based on previous documentation type. If a “Streamline loan’s original documentation type was “Full Documentation”, then a verification of the applicant’s employment is the only requirement. Mortgage loans originated under any program other than the “Full Documentation” program require less documentation and verification than do traditional “Full Documentation” programs. The Full Doc/12 Months Personal Bank Statement Program allows self-employed or fixed income borrowers to substitute most recent consecutive 12-months bank statements for wage earner’s W-2 forms and recent pay stubs. Given that the sponsor primarily lends to non-conforming borrowers, it places great emphasis on the ability of collateral to protect against losses in the event of default by borrowers.

On a case-by-case basis, exceptions to the underwriting guidelines are made where the sponsor believes compensating factors exist. Compensating factors may consist of factors like length of time in residence, lowering of the borrower’s monthly debt service payments, the loan-to-value ratio on the loan, as applicable, or other criteria that in the judgment of the loan underwriter warrant an exception. All loans in excess of $350,000 currently require the approval of the underwriting supervisor or designee approved by the supervisor. All loans over $650,000 require the approval of the VP of Operations and Corporate Credit Department or its approved designees. In addition, the President of the sponsor approves all loans in excess of $1,100,000.

Underwriting Standards

	M1	M2	M3	M4	Alt-A (NINA)	Alt-A (NoDoc)	Alt-A (Full/Stated)	Alt-A (Jumbo)	Piggybacks
Mortgage History	No 30 day lates within last 12 months	Unlimited 30 day lates within the last 12 months	Unlimited 60 day lates within last 12 months	Unlimited 90 day lates within last 12 months	No 30 day lates within the last 24 months	No 30 day lates within the last 24 months	No 30 day lates within the last 24 months	No 30 day lates within the last 24 months	No 30 day lates within the last 12 months if first is M Series or within the last 24 months if first is Alt-A
Minimum FICO	520	500	500	520	620	620	620	620	620
Consumer Credit	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bankruptcy Filings	Chapter 7: 2 years since discharge date (100%, 97%) LTV, or 12 months discharge	Chapter 7: 2 years since discharge date (100%, 97%) LTV, or 12 months discharge	Chapter 7: 1 year since discharge date.	Chapter 7: discharged	Chapter 7: 4 years since discharge date.	Chapter 7: 4 years since discharge date.	Chapter 7: 4 years since discharge date.	Chapter 7: 4 years since discharge date.	Chapter 7: 2 years since discharge date.
	Chapter 13: >12 months discharge (>90%) discharged	Chapter 13: >12 months discharge (>90%) discharged	Chapter 13: Discharged at closing (0 x 30 BK Rating)	Chapter 13: discharged at closing (w/ 0 X 30 BK rating)	Chapter 13: 4 years since discharge date.	Chapter 13: 4 years since discharge date.	Chapter 13: 4 years since discharge date.	Chapter 13: 4 years since discharge date.	Chapter 13: 2 years since discharge date.
	at closing <=90% LTV w/ 0 X 30 BK rating)	at closing <=90% LTV w/ 0 X 30 BK rating)
Prior Foreclosure/ NOD	24 months	24 months	24 months	12 months	48 months	48 months	48 months	48 months	24 months

Underwriting Standards (continued)

	M1	M2	M3	M4	Alt-A (NINA)	Alt-A (NoDoc)	Alt-A (Full/Stated)	Alt-A (Jumbo)	Piggybacks
Adverse Accounts	Not considered unless they exceed $5,000 in the past 12 months	Not considered unless they exceed $5,000 in the past 12 months	Not considered unless they exceed $5,000 in the past 12 months	Not considered unless they exceed $5,000 in the past 12 months	Any individual account in last 24 months > $250 balance must be paid; if accumulated balance of all accounts in last 24 months is > $1,000, all must be paid in full	Any individual account in last 24 months > $250 balance must be paid; if accumulated balance of all accounts in last 24 months is > $1,000, all must be paid in full	Any individual account in last 24 months > $250 balance must be paid; if accumulated balance of all accounts in last 24 months is > $1,000, all must be paid in full	Any individual account in last 24 months > $250 balance must be paid; if accumulated balance of all accounts in last 24 months is > $1,000, all must be paid in full	All adverse accounts in the last 12 months must be satisfied at closing; all tax liens, judgments and child support arrearages must be paid regardless of age
Debt-to-Income Ratio	50% (60% at lowered LTV)	50% (60% at lowered LTV)	50% (60% at lowered LTV)	55%	n/a	n/a	50%; 45% if 100% LTV	50%	50%
Maximum Loan- to-Value Ratio	100% (600 score) or 97%/95% (580 score) or 90%	100% (600 score) or 97%/95% (580 score), 90% (520 score) ,or 70% (500 score)	85% (540 score), 80% (520 score), or 65% (500 score)	75%	95%	90%	100% (min 660 score, Full Doc only); 95% with 660 score; 90% with 620 score	80%	100% CLTV
Maximum Combined Loan- to-Value Ratio	100% (max 80% LTV ) or 95%	100% (max 80% LTV ) or 95%	100% (max 80% LTV ) or 90%	85%	100% (NMI second loan only)	100% (NMI second loan only)	100% (NMI second loan only)	95%	100%

Close attention is paid to geographic diversification in managing credit risk. The sponsor believes one of the best tools for managing credit risk is to diversify the markets in which it originates and purchases mortgage loans. The sponsor has established a diversification policy to be followed in managing this credit risk which states that no one market can represent a percentage of total mortgage loans owned by the sponsor higher than twice that market’s percentage of the total national market share.

Quality control reviews are conducted to ensure that all mortgage loans meet quality standards. The type and extent of the reviews depend on the production channel through which the mortgage loan was obtained and the characteristics of the mortgage loan. The sponsor reviews, at a minimum, 7% of each month’s production. The random audit selection criteria includes a proportional representation of loan type, loan product, loan purpose, FICO score, LTV, underwriting grade, state and broker.

Credit scores for the borrowers are calculated by averaging all the available individual borrower and co-borrower credit scores.

Delinquency and Loss Information for the Initial Mortgage Loans

The following table sets forth certain information regarding the delinquency performance in the past twelve months as of the cut-off date for all of the initial mortgage loans. No initial mortgage loan has been delinquent more than 89 days in the past twelve months.

Historical Delinquency of the Initial Mortgage Loans(1)

Historical Delinquency	Number of Mortgage Loans	Principal Balance Outstanding ($)	% of Aggregate Principal Balance Outstanding
30-59 Days (times):
0	4,291	707,090,784.88	99.99%
1	1	79,115.44	0.01%
Total	4,292	707,169,900.36	100.00%
60-89 Days (times):
0	4,291	707,098,025.33	99.99%
1	1	71,875.03	0.01%
Total	4,292	709,169,900.36	100.00%
90 Days or more (times):
0	4,292	707,169,900.36	100.00%
Total	4,292	707,169,900.36	100.00%

(1)	Over the previous 12 months.

Private Mortgage Insurance Policies

Mortgage Guaranty Insurance Corporation (“MGIC”). Approximately 52.51%, and 58.79% of the Group I initial mortgage loans and the Group II initial mortgage loans by principal balance, respectively, are covered by a mortgage insurance policy issued by MGIC (the “MGIC Policy”). MGIC, a wholly owned subsidiary of MGIC Investment Corporation, is a Wisconsin corporation, founded in 1985, that is a private mortgage insurance company with its administrative offices located in Milwaukee, Wisconsin. As of the date of this prospectus supplement, MGIC had insurer financial strength ratings of “AA” from S&P, “Aa2” from Moody’s and “AA+” from Fitch. The rating agencies issuing the insurer financial strength rating with respect to MGIC can withdraw or change its rating at any time.

Set forth below is selected financial data of Mortgage Guaranty Insurance Corporation and its consolidated subsidiaries, prepared in accordance with U.S. generally accepted accounting principles.

Selected Financial Data – Mortgage Guaranty Insurance Corporation and Subsidiaries

	Year ended December 31,
	2005	2004	2003	2002	2001
Summary of Operations:
Revenues:
Net premiums written	$1,177,862	$1,232,791	$1,283,006	$1,111,284	$1,004,025

Net premiums earned	1,170,681	1,256,141	1,284,081	1,116,454	1,010,552

Investment income, net of expenses	216,780	205,650	194,591	198,325	196,672
Realized investment gains, net	15,017	16,853	34,939	27,708	36,965
Other revenue (loss)	1,794	4,984	8,505	4,171	(9,844)
Total revenues	1,404,272	1,483,628	1,522,116	1,346,658	1,234,345

Losses and expenses:
Losses incurred, net	523,535	664,228	706,337	356,146	157,117
Underwriting and other expenses	191,485	191,723	197,281	177,969	172,455
Total losses and expenses	715,020	855,951	903,618	534,115	329,572

Income before tax and joint ventures	689,252	627,677	618,498	812,543	904,773
Provision for income tax	190,718	173,799	162,731	241,211	284,679
Income from joint ventures, net of tax	147,312	120,757	64,109	53,760	28,198
Net income	645,846	574,635	519,876	625,092	648,292

Balance sheet data:
Total investments	5,219,521	5,315,382	4,957,185	4,553,763	3,912,096
Total assets	6,176,281	6,206,340	5,736,084	5,140,243	4,414,789
Loss reserves	1,124,454	1,185,594	1,061,788	733,181	613,664
Shareholder’s equity	4,650,531	4,601,784	4,211,564	3,921,590	3,356,077

The MGIC Policy. The MGIC Policy does not cover any mortgage loans 60 days or more delinquent in payment as of the Cut-off Date. Each mortgage loan covered by the MGIC Policy is covered for losses up to the policy limits; provided, however, that the MGIC Policy will not cover special hazard, bankruptcy or fraud losses or certain other types of losses as provided in the MGIC Policy. Claims on an insured mortgage loan generally will reduce uninsured exposure to an amount equal to 55% of the lesser of the appraised value as of the origination date or the purchase price, as the case may be, of the related mortgaged property, subject to conditions, exceptions and exclusions and assuming that any pre-existing primary mortgage insurance policy covering the mortgage loan remains in effect and a full claim settlement is made thereunder.

The MGIC Policy is required to remain in force with respect to each mortgage loan covered thereunder until: (i) the principal balance of the mortgage loan is paid in full or (ii) the principal balance of the mortgage loan has amortized down to a level that results in a loan-to-value ratio for the mortgage loan of 50% or less (provided, however, that no coverage of any mortgage loan under the MGIC Policy is required where prohibited by applicable law); or (iii) any event specified in the MGIC Policy occurs that allows for the termination of the MGIC Policy by MGIC or cancellation of the MGIC Policy by the servicer on behalf of the insured.

The MGIC Policy may not be assigned or transferred without the prior written consent of MGIC; provided, however, that MGIC has previously provided written consent to the assignment of coverage on all mortgage loans from the seller to the issuing entity.

The MGIC Policy generally requires that delinquencies on any mortgage loan insured thereunder must be reported to MGIC within four months of default, that reports regarding the delinquency of the mortgage loan must be submitted to MGIC on a monthly basis thereafter, and that appropriate proceedings to obtain title to the property securing such mortgage loan must be commenced within six months of default. As a condition to submitting a claim under the MGIC Policy, the servicer on behalf of the insured must have (i) acquired, and tendered to MGIC, good and merchantable title to the property securing the mortgage loan, free and clear of all liens and encumbrances, including, but not limited to, any right of redemption by the mortgagor unless such acquisition of good and merchantable title is excused under the terms of such MGIC Policy, and (ii) if the mortgage loan is covered by a pre-existing primary mortgage insurance policy, a claim must be submitted by the servicer on behalf of the insured and settled under such pre-existing primary mortgage insurance policy within the time frames specified in the MGIC Policy.

The claim amount generally includes unpaid principal, accrued interest to the date of such tender to MGIC by the servicer on behalf of the insured, and certain expenses (less the amount of a full claim settlement under any pre-existing primary mortgage insurance policy covering the mortgage loan). When a claim is presented, MGIC will have the option of either (i) paying the claim amount and taking title to the property securing the mortgage loan, (ii) paying the insured a percentage of the claim amount (without deduction for a claim settlement under any pre-existing primary mortgage insurance policy covering the mortgage loan) and with the insured retaining title to the property securing such mortgage loan, or (iii) if the property securing the mortgage loan has been sold to a third party with the prior approval of MGIC, paying the claim amount reduced by the net sale proceeds as described in the MGIC Policy to reflect the actual loss.

Claims generally must be filed by the servicer on behalf of the insured within 60 days after the insured has acquired good and merchantable title to the property securing the mortgage loan or such property has been sold to a third party with the prior approval of MGIC. A claim generally must be paid within 60 days after the claim is filed by the servicer on behalf of the insured. No payment for a loss will be made under the MGIC Policy unless the property securing the mortgage loan is in the same physical condition as when such mortgage loan was originally insured, except for reasonable wear and tear, and unless premiums on the standard homeowners’ insurance policy, real estate taxes and foreclosure protection and preservation expenses have been advanced by or on behalf of the insured.

If a claim submitted under the MGIC Policy is incomplete, MGIC is required to provide notification of all information and documentation required to perfect the claim within 20 days of MGIC’s receipt of such incomplete claim. In such case, payment of the claim will be suspended until such information and documentation are provided to MGIC, provided that MGIC is not required to pay the claim if it is not perfected within 180 days after its initial filing.

Unless approved in writing by MGIC, no changes may be made to the terms of the mortgage loan, including the borrowed amount, interest rate, term or amortization schedule, except as specifically permitted by the terms of the mortgage loan; nor may the lender make any change in the property or other collateral securing the mortgage loan, nor may any mortgagor be released under the mortgage loan from liability. In addition, with respect to any mortgage loan covered by the MGIC Policy, the servicer must obtain the prior approval of MGIC in connection with any acceptance of a deed in lieu of foreclosure or of any sale of the property securing the mortgage loan.

The MGIC Policy excludes coverage of: (i) any claim where the insurer under any pre-existing primary mortgage insurance policy has acquired the property securing the mortgage loan, (ii) any claim resulting from a default occurring after lapse or cancellation of coverage, (iii) certain claims resulting from a default existing at the inception of coverage; (iv) certain claims where there is an environmental condition which existed on the property securing the mortgage loan (whether or not known by the person or persons submitting an application for coverage of the mortgage loan) as of the effective date of coverage; (v) any claim, if the mortgage, deed of trust or other similar instrument did not provide the insured at origination with a first lien on the property securing the mortgage loan; (vi) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with, the terms of the MGIC Policy or of its obligations as imposed by operation of law; (vii) certain claims resulting from physical damage to a property securing a mortgage loan; (viii) any claim arising from the failure of the borrower under a covered mortgage loan to make any balloon payment, if applicable, under such mortgage loan, and (ix) any claim submitted in connection with a mortgage loan if the mortgage loan did not meet MGIC’s requirements applicable to the origination of the mortgage loan.

In issuing the MGIC Policy, MGIC has relied upon certain information and data regarding the mortgage loans furnished to them by the sponsor. The MGIC Policy will not insure against certain losses sustained by reason of a default arising from or involving certain matters, including (i) misrepresentation made, or knowingly participated in, by the lender, other persons involved in the origination of the mortgage loan or the application for insurance, or made by any appraiser or other person providing valuation information regarding the property securing the mortgage loan; (ii) negligence or fraud by the applicable servicer of the mortgage loan, and (iii) failure to construct a property securing a mortgage loan in accordance with specified plans. The MGIC Policy permits MGIC to cancel coverage of a mortgage loan under the MGIC Policy or deny any claim submitted under the MGIC Policy in connection with a mortgage loan if the servicer on behalf of the insured fails to furnish MGIC with copies of all documents in connection with the origination or servicing of a covered mortgage loan.

The preceding description of the MGIC Policy is only a brief outline and does not purport to summarize or describe the provisions, terms and conditions of the MGIC Policy.

Subsequent Mortgage Loans. Certain of the subsequent mortgage loans may be covered by mortgage insurance policies issued by MGIC, Radian Guaranty Inc. (“Radian”) or PMI Mortgage Insurance Company. Radian, a Pennsylvania corporation with its administrative offices in Philadelphia, Pennsylvania, is a private mortgage insurance company founded in 1999. Radian is rated “AA” by S&P, “Aa3” by Moody’s and “AA” by Fitch with respect to its claim paying ability. PMI Mortgage Insurance Company, an Arizona corporation with its administrative offices in San Francisco, California, is a private mortgage insurance company founded in 1972. PMI Mortgage Insurance Company is rated “AA” by S&P, “Aa2” by Moody’s and “AA+” by Fitch with respect to its claims-paying ability. Each of these policies is substantially similar to the MGIC Policy. Approximately 59% of the subsequent mortgage loans with an original loan-to-value ratio in excess of 60% will be covered by a mortgage insurance policy.

Additional Information

Prior to the issuance of the certificates, certain of the mortgage loans may be removed from the trust estate as a result of incomplete documentation or otherwise, if the depositor deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the certificates. The depositor believes that the information set forth herein will be substantially representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the mortgage pool may vary, although such variance will not be material.

The Sponsor

The sponsor is NovaStar Mortgage, Inc. NovaStar Financial, Inc. has guaranteed the sponsor’s obligations with respect to the representations and warranties respecting the mortgage loans and the remedies for any breach thereof that are assigned to the trustee for the benefit of the certificateholders. See “NovaStar Financial” below. NovaStar Financial, Inc. and the sponsor have only limited assets available to perform the repurchase obligations in respect of any breach of such representations and warranties, relative to the potential amount of repurchase liability, and the total potential amount of repurchase liability is expected to increase over time as the sponsor and NovaStar Financial, Inc. continue to originate, acquire and sell mortgage loans. There can be no assurance that either the sponsor or NovaStar Financial, Inc. will generate operating earnings, or that it will be successful under its current business plan. Therefore, prospective investors in the certificates should consider the possibility that the sponsor or NovaStar Financial, Inc. will not have sufficient assets with which to satisfy its repurchase obligations in the event that a substantial amount of mortgage loans are required to be repurchased due to breaches of representations and warranties.

The sponsor has been securitizing mortgage loans for nine years. On all of the loans that the sponsor securitizes or sells with retained interests, the sponsor retains the rights to service the loans.

The sponsor’s total annual mortgage loan production has increased steadily as follows: approximately $1.33 billion in 2001, approximately $2.49 billion in 2002, approximately $5.25 billion in 2003, approximately $8.42 billion in 2004 and approximately $9.28 billion in 2005.

The sponsor disposes of its loans primarily by selling them to third parties and through securitizations. The decision by the sponsor to sell or to securitize loans is based on a risk adjusted return framework and utilizes in house credit and prepayment modeling.

The sponsor completed its first securitization in 1997 and has closed additional securitizations in each year since 1997. The securitizations completed in 1997 and 1999 have each been terminated as a result of the sponsor exercising a clean-up call. For the years 2003, 2004 and 2005, the sponsor closed four securitizations selling loans totaling approximately $5.7 billion, $7.7 billion and $7.9 billion, respectively, from its own shelf registration statement. The sponsor currently plans to close up to seven securitizations in 2006. The sponsor retains the servicing for loans securitized from its own shelf registration statement. None of the pools that the sponsor has securitized have defaulted or experienced an early amortization target.

The sponsor serves in two roles in connection with its securitization program. The sponsor works with the underwriters and the rating agencies to select the pool of mortgage loans and structure the transaction. Generally in structuring each transaction, the sponsor looks to achieve the most efficient execution, that is to achieve the lowest cost of funds. As the servicer, the sponsor is responsible for servicing each pool of mortgage loans.

The certificates issued in each securitization do not represent an interest in or obligation of, nor are the mortgage loans guaranteed by the sponsor, nor are the securitized mortgage loans insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Limitations on Liability

The sponsor and its directors, officers, employees or agents are not under any liability to the issuing entity or the related certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, the sponsor is not protected from liability for any breach of warranties or representations made by the sponsor in the pooling and servicing agreement, or against any specific liability imposed on the sponsor pursuant to the pooling and servicing agreement or against any liability which would otherwise be imposed upon the sponsor by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of failure to perform its obligations or duties under the pooling and servicing agreement.

The Servicer

NovaStar Mortgage, Inc. will also act as the servicer of the mortgage loans. The servicer’s servicing portfolio currently includes only non-conforming residential mortgage loans.

The servicer performs the servicing functions for its loan originations prior to sale or securitization, during an interim servicing period for mortgage loans sold on a whole loan basis, and for its loan originations sold or securitized on a servicing-retained basis. As of December 31, 2005, the servicer performed the servicing functions for residential mortgage loans with an aggregate unpaid principal balance of approximately $14 billion. See “Matters Regarding the Servicer” in the prospectus for more information regarding the terms of the pooling and servicing agreement and the servicer’s duties thereunder.

The servicer does not have custodial responsibility for the mortgage loans. The custodian has custodial responsibility for the mortgage loans as described under “The Custodian” in this prospectus supplement.

The servicer has serviced assets of this type for nine years. The servicer has instituted policies and procedures in accordance with the standard policies and procedures followed by other servicers in the subprime mortgage loan industry.

The servicer’s portfolio of serviced assets of the same type as that which is included in this prospectus supplement has grown as follows: approximately $3.7 billion as of year end 2002, approximately $7.2 billion as of year end 2003, approximately $12.2 billion as of year end 2004 and approximately $14.0 billion as of year end 2005.

There have been no material changes to the servicer’s policies or procedures in the servicing function it will perform in the current transaction for assets of the same type included in the current transaction during the past 3 years.

There is currently no information on the servicer’s financial condition that would have a material impact on pool performance or performance of the securities.

See “The Pooling and Servicing Agreement” in this prospectus supplement and “Servicing” in the prospectus for more information regarding the pooling and servicing agreement, the servicer’s fees, the servicer’s removal and the transfer of servicing duties to a successor servicer.

Foreclosure and Delinquency Experience with Non-Conforming Mortgage Loans

The following table summarizes the delinquency and foreclosure experience, respectively, as of the date indicated, of the non-conforming mortgage loans serviced by the servicer. The information should not be considered as a basis for assessing the likelihood, amount or severity of delinquencies or foreclosures on the mortgage loans securing the certificates.

Delinquency and Foreclosure

	March 31, 2006		December 31, 2005		December 31, 2004
	Principal Balance (1)	Percent	Principal Balance (1)	Percent	Principal Balance (1)	Percent
Mortgage Loan Portfolio	$14,123,120		$14,032,118		$12,151,196

Delinquency Percentage (2)
30-59 Days	77,915	0.55%	101,260	0.72%	76,670	0.63%
60-89 Days	51,867	0.37%	71,032	0.51%	41,414	0.34%
90+ Days	308,825	2.19%	322,609	2.30%	166,916	1.37%

Total	$438,607	3.11%	$494,901	3.53%	$285,000	2.35%

Foreclosure Rate (3)	$178,043	1.26%	$155,097	1.11%	$70,534	0.58%

REO	$144,975	1.03%	$99,575	0.71%	$53,520	0.44%

(1)	Numbers in thousands.
(2)	The period of delinquency is based on the number of days that payments are contractually past due.
(3)	“Foreclosure Rate” is the dollar amount of the mortgage loans in the process of foreclosure as a percentage of the total principal balance of the mortgage loans outstanding as of the date indicated.

There can be no assurance that the delinquency experience of the mortgage loans securing the certificates will correspond to the delinquency and foreclosure experience of the servicing portfolio of the servicer set forth in the foregoing table. The statistics shown above represent the respective delinquency and foreclosure experiences only at the date presented, whereas the aggregate delinquency and foreclosure experience on the mortgage loans securing the certificates will depend on the results obtained over the life of the certificates. The servicer’s servicing portfolio may include non-conforming mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the mortgage loans securing the certificates. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loans.

Static Pool Information

Static pool information for the sponsor’s amortizing asset pools is available at www.novastarbondinvestors.com. This website has unrestricted access, is free of charge and does not require user registration for immediate access. The static pool information will remain available on the website for a period of not less than five years from the date of this prospectus supplement and any subsequent modification or update to such information will be clearly indicated on the website as of the date of such modification or update.

The static pool information posted on this website that relates to securitizations sponsored by the sponsor prior to January 1, 2006 and, if applicable, that relates to the pool of mortgage loans being securitized in the current transaction for periods prior to January 1, 2006 is not deemed to be part of this prospectus supplement or the accompanying prospectus or the registration statement related to the securities being offered pursuant to this prospectus supplement and the accompanying prospectus.

NovaStar Financial

NovaStar Financial, Inc. was incorporated in the State of Maryland on September 13, 1996. The common stock of NovaStar Financial, Inc. is registered under the Securities Act of 1933 and traded on the New York Stock Exchange. NovaStar Financial, Inc. is subject to the reporting requirements of the Securities and Exchange Act of 1934, and in accordance therewith, files reports and other information with the Commission.

NovaStar Financial, Inc. is a specialty finance company that:

•	originates, acquires, and services residential non-conforming mortgage loans;

•	leverages its assets using bank warehouse lines and repurchase agreements;

•	issues securities through special purpose subsidiaries to finance its non-conforming mortgage loans on a long-term basis;

•	purchases high quality mortgage securities in the secondary mortgage market; and

•	manages the resulting combined portfolio of mortgage loans in its structure as a real estate investment trust (a “REIT”).

NovaStar Financial, Inc. has elected to be taxed for federal income tax purposes as a REIT. As a result, NovaStar Financial, Inc. is generally not subject to federal income tax to the extent that it distributes its earnings to stockholders and maintains its qualifications as a REIT. The principal executive offices of NovaStar Financial, Inc. are at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114.

The Depositor

NovaStar Mortgage Funding Corporation, a Delaware corporation, was incorporated in the State of Delaware on January 7, 1998. The depositor is a wholly-owned subsidiary of the sponsor.

On the closing date, the sponsor will convey the initial mortgage loans and the related mortgage insurance policies to the depositor, who will in turn convey the initial mortgage loans and the related mortgage insurance policies to the trustee.

The Trustee

General

JPMorgan Chase Bank, National Association (“JPMorgan”), will act as trustee and as successor servicer. A copy of the pooling and servicing agreement, without certain exhibits, will be provided by the trustee upon written request. Requests should be addressed to the trustee at 4 New York Plaza, 6th Floor, New York, NY 10004. As the successor servicer, the trustee shall assume the function of servicer if NovaStar Mortgage, Inc. has been removed as such and another successor servicer has not been appointed under the pooling and servicing agreement. The trustee will also act as the initial certificate registrar and initial paying agent. The trustee may appoint a co-trustee as described in the pooling and servicing agreement.

No resignation or removal of the trustee and no appointment of a successor trustee pursuant to the pooling and servicing agreement shall become effective until the acceptance of appointment by the successor trustee. The trustee may resign at any time by giving written notice thereof to the depositor, sponsor and each rating agency. If an instrument of acceptance by a successor trustee shall not have been delivered to the trustee within thirty (30) days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

The trustee may be removed at any time by the majority certificateholders by written notice delivered to the trustee and to the servicer.

Every successor trustee appointed under the pooling and servicing agreement shall execute, acknowledge and deliver to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring trustee.

JPMorgan

JPMorgan is a national banking association organized under the laws of the United States and a wholly owned subsidiary of J.P. Morgan Chase & Co., a holding company with assets in excess of $1.2 trillion and operations in more than 50 countries. The operations include investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity. JPMorgan acts as trustee through its Worldwide Securities Services division of the Treasury & Securities Services line of business. JPMorgan Worldwide Securities Services offers a full range of trust and administrative services for prime and sub-prime asset-backed transactions from its office at 4 New York Plaza, 6th Floor, New York, NY 10004 and other offices worldwide.

Asset classes for which JPMorgan Worldwide Securities Services serves as trustee include residential and commercial mortgages, credit cards, auto loans, equipment loans and leases, home equity loans, trade receivables, commercial leases, franchise loans, and student loans. As of March 31 2006, JPMorgan Worldwide Securities Services acted as trustee or paying agent for approximately 2075 asset-backed securities transactions, including about 862 domestic receivables securities transactions.

Since 1990, JPMorgan Chase Bank, N.A. or its predecessors have been responsible for calculating and making distributions to holders of asset-backed securities. As of March 31, 2006, JPMorgan Worldwide Securities Services performed such functions for approximately 855 asset-backed securities transactions, including about 442 domestic receivables securities transactions.

JPMorgan Chase & Co. has entered into an agreement with The Bank of New York Company (“BNY”) pursuant to which JPMorgan Chase & Co intends to exchange select portions of its corporate trust business, including municipal and corporate and structured finance trusteeships, for BNY’s consumer, small business and middle market banking businesses. This transaction has been approved by both companies’ boards of directors and is subject to regulatory approvals. It is expected to close in the late third quarter or fourth quarter of 2006. Following the closing date, JPMorgan will continue to act as trustee until BNY succeeds to that role in accordance with the terms of the pooling and servicing agreement and applicable law.

The Custodian

U.S. Bank National Association, a national banking association (“U.S. Bank”), will act as custodian. In its capacity as custodian, U.S. Bank will perform certain custodial duties as more fully described in the pooling and servicing agreement.

U.S. Bank will act as custodian of the mortgage files pursuant to the pooling and servicing agreement. As custodian, U.S. Bank is responsible for holding the mortgage files on behalf of the trustee. U.S. Bank will hold the mortgage files in one of its custodial vaults, which are located in Maryland. The mortgage files are tracked electronically to identify that they are held by U.S. Bank pursuant to the pooling and servicing agreement. U.S. Bank uses a barcode tracking system to track the location of, and owner or secured party with respect to, each file that it holds as custodian, including the mortgage files held on behalf of the trustee.

The Hedge Providers

Wachovia Bank, National Association

Wachovia Bank, National Association (“Wachovia”) is a national banking association that has, as of the date of this prospectus supplement, long-term debt ratings from S&P, Fitch Ratings and Moody’s of “AA-”, “AA-” and “Aa2”, respectively, and short-term debt ratings from S&P, Fitch Ratings and Moody’s of “A-1+”, “Fl+” and “P-1”, respectively. The ratings reflect the respective rating agency’s current assessment of the creditworthiness of Wachovia and may be subject to revision or withdrawal at any time by the. rating agencies. Wachovia will provide upon request, without charge, to each person to whom this prospectus supplement is delivered, a copy of the most recent audited annual financial statements of the Wachovia Corporation, the parent company of Wachovia. Requests for such information should be directed to Wachovia Corporation – Investor Relations, (704) 374-6782 or in writing at Wachovia Corporation, Investor Relations, 301 South College Street, Charlotte, NC 28288-0206.

The Royal Bank of Scotland plc

The Royal Bank of Scotland plc (“RBS”) is a company limited by shares incorporated under the law of Scotland and is the principal operating subsidiary of The Royal Bank of Scotland Group plc (“RBS Group”), which, together with its subsidiaries, is a diversified financial services group engaged in a wide range of banking, financial and finance related activities in the United Kingdom and internationally. The short-term unsecured and unguaranteed debt obligations of RBS are currently rated “A-1+” by S&P, “P-1” by Moody’s and “F1+” by Fitch, Inc. The long-term, unsecured, unsubordinated and unguaranteed debt obligations of RBS are currently rated “AA” by S&P, “Aa1” by Moody’s and “AA+” by Fitch, Inc. Except for the information provided in this paragraph, neither RBS nor the RBS Group has been involved in the preparation of, and do not accept responsibility for, this prospectus supplement or the accompanying prospectus. RBS is an affiliate of Greenwich Capital Markets, Inc., an underwriter.

Deutsche Bank AG

Deutsche Bank Aktiengesellschaft (“Deutsche Bank” or the “Bank”) originated from the reunification of Norddeutsche Bank Aktiengesellschaft, Hamburg, Rheinisch-Westfälische Bank Aktiengesellschaft, Duesseldorf and Süddeutsche Bank Aktiengesellschaft, Munich; pursuant to the Law on the Regional Scope of Credit Institutions, these had been disincorporated in 1952 from Deutsche Bank which was founded in 1870. The merger and the name were entered in the Commercial Register of the District Court Frankfurt am Main on 2 May 1957. Deutsche Bank is a banking institution and a stock corporation incorporated under the laws of Germany under registration number HRB 30 000. The Bank has its registered office in Frankfurt am Main, Germany. It maintains its head office at Taunusanlage 12, 60325 Frankfurt am Main and branch offices in Germany and abroad including in London, New York, Sydney, Tokyo and an Asia-Pacific Head Office in Singapore which serve as hubs for its operations in the respective regions.

The Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, a real estate finance company, instalment financing companies, research and consultancy companies and other domestic and foreign companies (the “Deutsche Bank Group”).

As of 31 March 2006, Deutsche Bank’s issued share capital amounted to Euro 1,325,118,960.64 consisting of 517,624,594 ordinary shares of no par value. The shares are fully paid up and in registered form. The shares are listed for trading and official quotation on all the German Stock Exchanges. They are also listed on the Stock Exchanges in Amsterdam, Brussels, London, Luxembourg, New York, Paris, Tokyo, Vienna and Zurich. The Management Board has decided to pursue delisting on certain stock exchanges other than Germany and New York in order to benefit from the integration of financial markets.

As of 31 March 2006, Deutsche Bank Group had total assets of EUR 1,034,520 million, total liabilities of EUR 1,003,759 million and total shareholders’ equity of EUR 30,761 million on the basis of United States Generally Accepted Accounting Principles (“U.S. GAAP”).

Deutsche Bank’s long-term senior debt has been assigned a rating of AA- (outlook stable) by Standard & Poor’s, Aa3 (outlook stable) by Moody’s Investors Services and AA- (outlook stable) by Fitch Ratings.

Legal Proceedings

Since April 2004, a number of substantially similar class action lawsuits have been filed and consolidated into a single action in the United States District Court for the Western District of Missouri. The consolidated complaint generally alleges that NovaStar Financial, Inc. (the “Company”) made public statements that were misleading for failing to disclose certain regulatory and licensing matters. The plaintiffs purport to have brought this consolidated action on behalf of all persons who purchased the Company’s common stock (and sellers of put options on the Company’s stock) during the period from October 29, 2003 through April 8, 2004. On January 14, 2005 , the Company filed a motion to dismiss this action, and on May 12, 2005, the court denied such motion. The Company believes that these claims are without merit and intends to vigorously defend against them.

Affiliations

The depositor is an affiliate of the sponsor. The Royal Bank of Scotland plc is an affiliate of Greenwich Capital Markets, Inc., an underwriter. Deutsche Bank AG is an affiliate of Deutsche Bank Securities Inc., an underwriter. Wachovia Bank, N.A. is an affiliate of Wachovia Capital Markets, LLC, an underwriter.

Description of the Certificates

General

The certificates will be issued pursuant to a pooling and servicing agreement among the depositor, the servicer, the trustee and the custodian.

The issuing entity will issue:

•	the Class A-1A Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates and the Class A-2D Certificates (collectively, the “Class A Certificates”);

•	the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates (collectively, the “Mezzanine Certificates” or the “Class M Certificates”);

•	the Class I Certificates;

•	the Class C Certificates; and

•	the residual certificates.

The Class A Certificates, the Mezzanine Certificates, the Class I Certificates, the Class C Certificates and the residual certificates are collectively referred to as the “Certificates.” The Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are collectively referred to as the “offered certificates” which are offered hereby. The Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates are collectively referred to as the “underwritten certificates.”

The Mezzanine Certificates and the Class C Certificates are collectively referred to as the “subordinate certificates.”

The offered certificates will have the original certificate principal balances specified on the cover (subject to a variance of 10%).

The Class M-11, Class I and Class C Certificates are not being offered by this prospectus supplement.

The Class C Certificates represent (i) the right to receive excess interest, which is the interest due on the mortgage loans in excess of the administrative fees, the certificate interest on the Class A and Mezzanine Certificates and the Class I Certificates, amounts necessary to maintain or restore the

Required Overcollateralization Amount, any Available Funds Cap Shortfall and certain amounts payable to the hedge providers, (ii) the right to receive all prepayment penalties collected in respect of the mortgage loans and (iii) the Overcollateralization Amount. The Class I Certificates represent the right to receive payments of interest on a notional amount and are senior to all other classes of certificates.

The Class A and Mezzanine Certificates (other than the Class M-9, Class M-10 and Class M-11 Certificates) will be issued in book-entry form as described below. The Class A and Mezzanine Certificates will be issued in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, with a minimum investment of $100,000. The final scheduled distribution date for the certificates is the distribution date in October 2036.

The certificates will be backed by the issuing entity created by the pooling and servicing agreement (which may include one or more subtrusts), which consists of the following:

•	the mortgage loans;

•	collections in respect of principal and interest of the mortgage loans received after the cut-off date (other than payments due on or before the cut-off date);

•	the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the certificateholders;

•	the mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the servicer or any subservicer;

•	an assignment of the depositor’s rights under the purchase agreement;

•	amounts on deposit in the pre-funding account and the capitalized interest account, if any (which accounts are not part of any REMIC);

•	certain hedge agreements (which are not part of any REMIC); and

•	proceeds of the above.

Payments

Payments on the certificates will be made by the paying agent on each “distribution date,” which is the 25th day of each month or, if such day is not a business day, then the next succeeding business day, commencing on July 25, 2006. Payments on the certificates will be made to the persons in whose names such certificates are registered on the record date. For so long as there are no definitive certificates , the record date is the business day prior to the related distribution date. The record date for the initial distribution date is July 24, 2006. If definitive certificates have been issued, the record date is the last business day of the month prior to the related distribution date. Payments will be made by wire transfer (or upon written request, at least five business days prior to the related record date by check or money order and mailed to the address of the holder as it appears on the certificate register on the related record date). However, the final payment in respect of the certificates will be made only upon presentation and surrender of the certificates at the office or the agency of the trustee specified in the notice to holders of such final payment. A “business day” is any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York or Missouri, or in the city in which the corporate trust office of the trustee or the custodian are located, is required or authorized by law to be closed.

Certificates Supported by Each Group

The Group I Certificates primarily represent interests in the Group I mortgage loans, with a contingent right to receive certain amounts from the Group II mortgage loans, as described herein. The Group II Certificates primarily represent interests in the Group II mortgage loans, with a contingent right to receive certain amounts from the Group I mortgage loans, as described herein. The Mezzanine Certificates, the Class I Certificates and the Class C Certificates represent interests in both Groups of mortgage loans.

Available Funds

The available funds for each distribution date will equal the amount received by the trustee and available in the payment account on that distribution date. The available funds will generally be equal to the sum of, net of amounts reimbursable to the servicer, the following amounts:

•	the aggregate amount of scheduled payments on the mortgage loans due on the prior due date and received on or prior to the determination date;

•	miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

•	any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the prior prepayment period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds and proceeds from any mortgage insurance policy and subsequent recoveries;

•	all advances made and compensating interest paid for that distribution date;

•	on the distribution date which follows the termination of the pre-funding period, the remaining applicable amount on deposit in the pre-funding account at that time;

•	amounts available in any capitalized interest account; and

•	on the distribution date on which the issuing entity is to be terminated, the related termination price.

For any distribution date, for substantially all of the mortgage loans, the due date is the first day of the month in which the distribution date occurs, and the determination date is the 15th day of the month in which the distribution date occurs, or if such day is not a business day, the immediately preceding business day.

Interest Payments on the Certificates

On each distribution date, the holders of each class of Class A and Mezzanine Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related Certificate Balance immediately prior to such distribution date at the related pass-through rate for the related accrual period reduced for certain shortfalls as described herein.

The pass-through rate for each class of Class A and Mezzanine Certificates and any distribution date is the lesser of: (1) the formula rate for that class and distribution date and (2) the available funds cap rate for that class and distribution date.

The formula rate for each class of Class A and Mezzanine Certificates is the lesser of (1) the LIBOR Rate and (2) 11%.

The LIBOR Rate for each class of certificates is as follows:

Prior to the clean-up call date.

Class	LIBOR Rate
Class A-1A Certificates	LIBOR plus 0.1400%
Class A-2A Certificates	LIBOR plus 0.0800%
Class A-2B Certificates	LIBOR plus 0.1100%
Class A-2C Certificates	LIBOR plus 0.1600%
Class A-2D Certificates	LIBOR plus 0.2500%
Class M-1 Certificates	LIBOR plus 0.3000%
Class M-2 Certificates	LIBOR plus 0.3400%
Class M-3 Certificates	LIBOR plus 0.3700%
Class M-4 Certificates	LIBOR plus 0.4000%
Class M-5 Certificates	LIBOR plus 0.4900%
Class M-6 Certificates	LIBOR plus 1.0000%
Class M-7 Certificates	LIBOR plus 1.1000%
Class M-8 Certificates	LIBOR plus 1.9000%
Class M-9 Certificates	LIBOR plus 2.5000%
Class M-10 Certificates	LIBOR plus 2.5000%
Class M-11 Certificates	LIBOR plus 2.5000%

On or after the first distribution date to occur after the clean-up call date.

Class	LIBOR Rate After Step Up
Class A-1A Certificates	LIBOR plus 0.2800%
Class A-2A Certificates	LIBOR plus 0.1600%
Class A-2B Certificates	LIBOR plus 0.2200%
Class A-2C Certificates	LIBOR plus 0.3200%
Class A-2D Certificates	LIBOR plus 0.5000%
Class M-1 Certificates	LIBOR plus 0.4500%
Class M-2 Certificates	LIBOR plus 0.5100%
Class M-3 Certificates	LIBOR plus 0.5550%
Class M-4 Certificates	LIBOR plus 0.6000%
Class M-5 Certificates	LIBOR plus 0.7350%
Class M-6 Certificates	LIBOR plus 1.5000%
Class M-7 Certificates	LIBOR plus 1.6500%
Class M-8 Certificates	LIBOR plus 2.8500%
Class M-9 Certificates	LIBOR plus 3.7500%
Class M-10 Certificates	LIBOR plus 3.7500%
Class M-11 Certificates	LIBOR plus 3.7500%

The available funds cap rate for the certificates for each distribution date is the percentage equivalent of a fraction, the numerator of which is (a) an amount equal to (i) the aggregate Interest Remittance Formula Amount for the Group I and Group II mortgage loans, less (ii) the administrative fees, and less (iii) the Class I Monthly Interest Distributable Amount, and the denominator of which is (b) the product of (i) the actual number of days in the related accrual period divided by 360 and (ii) the aggregate principal balance of the mortgage loans plus any related amounts on deposit in the pre-funding account.

With respect to each class of Class A and Mezzanine Certificates and any distribution date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the available funds cap rate (such excess amount, the “Available Funds Cap Shortfall”) such amount will be paid to such class on that same distribution date or future distribution dates out of the supplemental interest trust, to the extent of funds available in the priority described in this prospectus supplement.

If the funds in the supplemental interest trust (as described below) on a distribution date are insufficient to pay the Available Funds Cap Shortfall for that same distribution date, the remaining unpaid amount shall be carried forward and distributed, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future distribution dates.

Interest on the certificates will accrue during each accrual period. The accrual period is the period from the prior distribution date through and including the day preceding the related distribution date. In the case of the first distribution date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

Supplemental Interest Trust

The Class A and Mezzanine Certificates are entitled to payments from a supplemental interest trust on each distribution date that an Available Funds Cap Shortfall exists.

On each distribution date through and including the distribution date occurring in May 2009 (such date the “Class I Termination Date”), funds deposited into the supplemental interest trust will equal the sum of (i) any payments received under the multiple hedge agreements described below, (ii) the Class I Monthly Interest Distributable Amount and (iii) any Excess Cashflow remaining after paying amounts to maintain or restore the Required Overcollateralization Amount. On each distribution date commencing in June 2009, funds deposited into the supplemental interest trust will equal any Excess Cashflow after paying amounts to maintain or restore the Required Overcollateralization Amount.

On each distribution date, from the aggregate amounts on deposit in the supplemental interest trust (using amounts other than the Excess Cashflow, and if such amounts are insufficient, from the Excess Cashflow as described in clause (iii) of the paragraph immediately above), the trustee will make the following distributions in the following order of priority:

(i) first, on each distribution date up to and including the Class I Termination Date, to each Hedge Provider, its respective net swap payments and cap fixed rate payments due for such distribution date, plus any unpaid termination payments due to a Hedge Provider other than Defaulted Hedge Termination Payments;

(ii) second, the amount necessary, if any, to eliminate any Overcollateralization Deficiency, after taking into account any Excess Cashflow previously applied to such purpose on such distribution date;

(iii) third, the sum of (x) any Available Funds Cap Shortfall arising on such distribution date, and (y) any Available Funds Cap Shortfall not paid on prior distribution dates plus interest on such unpaid amount at a rate equal to the related formula rate, to the Class A and Mezzanine

Certificates (excluding any such Class A and Mezzanine Certificates owned by NovaStar or an affiliate) pro-rata, based on Certificate Balance (in each case only up to the amount necessary to pay any such Available Funds Cap Shortfall);

(iv) fourth, to the Hedge Providers, pro rata, any Defaulted Hedge Termination Payments; and

(v) fifth, any remaining amounts will be paid to the holders of the Class C Certificates.

Summary of Interest Rate Hedge Agreements

On the closing date, the supplemental interest trust will enter into fourteen interest rate hedge agreements (collectively, the “Hedge Agreements”). The Hedge Agreements consist of four interest rate swap agreements and ten interest rate cap agreements. The counterparties under the Hedge Agreements are: Deutsche Bank AG (“Deutsche Bank”), The Royal Bank of Scotland plc (“RBS”) and Wachovia Bank, National Association (“Wachovia”, and together with Deutsche Bank and RBS, the “Hedge Providers”).

Swap Agreements

A “swap amount” for any distribution date on or prior to the Class I Termination Date is equal to (x) the product of (i) the related fixed rate of interest, (ii) 30 divided by 360 and (iii) the related notional amount less (y) the product of (i) LIBOR, (ii) the actual number of days elapsed in the related Accrual Period divided by 360 and (iii) the related notional amount (so long as such calculation results in a positive number). If the calculation mentioned above results in a negative number, the supplemental interest trust will be entitled to receive from the related swap counterparty the absolute value of such negative number. The swap agreements have terms and maturities as follows:

Swap Provider	Notional Amount ($)	Fixed Rate	Maturity Date
The Royal Bank of Scotland plc	$35,000,000	5.0975%	March 2008
The Royal Bank of Scotland plc	$80,000,000	5.0150%	March 2008
The Royal Bank of Scotland plc	$35,000,000	5.2550%	April 2008
The Royal Bank of Scotland plc	$20,000,000	5.0025%	March 2009

Cap Agreements

A “cap amount” for any distribution date on or prior to the Class I Termination Date is equal to the product of (i) the related fixed rate of interest, (ii) 30 divided by 360 and (iii) the related notional amount. The supplemental interest trust will receive a payment with respect to a cap agreement if LIBOR exceeds the related strike price equal to the product of (i) the difference between LIBOR and the related strike price, (ii) the actual number of days elapsed in the related Accrual Period divided by 360 and (iii) the related notional amount. The cap agreements have terms and maturities as follows:

Cap Provider	Notional Amount ($)	Fixed Rate	Strike Rate	Maturity Date
The Royal Bank of Scotland plc	$20,000,000	0.2350%	5.250%	April 2008
Wachovia Bank	$80,000,000	0.2290%	5.350%	April 2008
Wachovia Bank	$80,000,000	0.2170%	5.350%	April 2008
Wachovia Bank	$80,000,000	0.2290%	5.350%	May 2008
The Royal Bank of Scotland plc	$80,000,000	0.2175%	5.400%	May 2008
Deutsche Bank AG	$80,000,000	0.2200%	5.400%	May 2008
Wachovia Bank	$20,000,000	0.3290%	5.350%	April 2009
Wachovia Bank	$20,000,000	0.3200%	5.350%	April 2009
Deutsche Bank AG	$20,000,000	0.3300%	5.350%	May 2009
The Royal Bank of Scotland plc	$20,000,000	0.3175%	5.400%	May 2009

Although an aggregate cap notional amount of $500,000,000 is expected to be assigned to the supplemental interest trust by the end of the pre-funding period, only a portion of the aggregate cap notional amount will be assigned to the supplemental interest trust on the closing date. The entire aggregate cap notional amount will be assigned to the supplemental interest trust on subsequent dates during the pre-funding period depending on the amount of mortgage loans assigned to the issuing entity on such dates.

All payments due to a Hedge Provider under the related Hedge Agreement will be paid from available funds on each distribution date in accordance with the priority of payments described herein. On each distribution date amounts received by the supplemental interest trust in respect of the Hedge Agreements will be available to cover Realized Losses experienced during the Collection Period relating to such distribution date.

Each Hedge Agreement may be terminated in accordance with its terms, whether or not the certificates have been paid in full or redeemed prior to such termination, upon the earliest to occur of (i) certain events of bankruptcy, insolvency, conservatorship, receivership or reorganization of the supplemental interest trust or the related Hedge Provider, (ii) failure on the part of the supplemental interest trust or the related Hedge Provider to make any payment under the related Hedge Agreement that is unremedied within the applicable grace period, (iii) a change in law making it illegal for either the supplemental interest trust or the related Hedge Provider to be a party to, or perform an obligation under, the related Hedge Agreement, (iv) any action taken by a taxing authority or brought in a court of competent jurisdiction or any change in tax law resulting in, or there is a substantial likelihood that such action or change will result in, certain unfavorable tax consequences to the supplemental interest trust or the related Hedge Provider, (v) the supplemental interest trust or the related Hedge Provider engages in a consolidation, merger, sale of substantially all of its assets or similar transaction that results in certain unfavorable tax consequences on the other party, (vi) receipt by the trustee of a notice from the servicer or its designee that the clean-up call will be exercised and no more than five business days remain prior to the proposed termination date, (vii) an amendment of the pooling and servicing agreement without the prior written consent of the related Hedge Provider (where such consent is required under the pooling and servicing agreement) that materially and adversely affects the rights of such Hedge Provider under the pooling and servicing agreement or the related Hedge Agreement or (viii) the date specified in the related Hedge Agreement. In the case of the Hedge Agreements where Deutsche Bank is the Hedge Provider, the condition in clause (vi) above does not apply.

Except to the extent otherwise approved by the rating agencies, each Hedge Agreement may also be terminated if the respective Hedge Provider fails to comply with the ratings downgrade provisions as described in the Hedge Agreements.

The supplemental interest trust also has the right to terminate any Hedge Agreement if the sponsor notifies the affected Hedge Provider that the “aggregate significance percentage” of all derivative instruments (as such term is defined in Item 1115 of Regulation AB) provided by that Hedge Provider and any of its affiliates to the supplemental interest trust (the “Significance Percentage”) is 10% or more (a “Hedge Disclosure Event”) and at least one of the following events has not occurred within the time period specified in the related Hedge Agreement:

(a) (i) if the Significance Percentage is 10% or more, but less than 20%, that Hedge Provider shall provide the information set forth in Item 1115(b)(1) of Regulation AB (provided, however, that in the case of the Hedge Agreements where RBS is the Hedge Provider, RBS has the option to supply the information set forth in Item 1115(b)(2) of Regulation AB instead) for that Hedge Provider (or for the group of affiliated entities, if applicable) or (ii) if the Significance Percentage is 20% or more, that Hedge Provider shall provide the information set forth in Item 1115(b)(2) of Regulation AB for that Hedge Provider (or for the group of affiliated entities, if applicable) (collectively, the “Additional Hedge Disclosure Information”) to the sponsor; or

(b) that Hedge Provider shall assign all of its rights and obligations under one or more transactions under the related Hedge Agreement (such that the significance percentage of such Hedge Provider no longer exceeds 10%) to a replacement counterparty that is an Eligible Substitute Counterparty, pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the rating agencies, which such counterparty is willing to provide the Additional Hedge Disclosure Information (with respect to itself or for its group of affiliated entities, if applicable) to the sponsor in the event that the significance percentage of the Hedge Agreements to which it is a counterparty is 10% or more.

If a Hedge Disclosure Event occurs and the events in (a) or (b) above have not occurred within the time period specified in the related Hedge Agreement, the date that the supplemental interest trust or the affected Hedge Provider, as the case may be, specifies in its notice of its election to terminate shall be the early termination date for the related Hedge Agreement.

If the supplemental interest trust is unable to or, if applicable, chooses not to obtain a substitute Hedge Agreement in the event that a Hedge Agreement is terminated, interest due on the corresponding portion of the certificates will be paid from amounts received on the corresponding portion of the mortgage loans without the benefits of a Hedge Agreement or a substitute Hedge Agreement. There can be no assurance that such amounts will be sufficient to provide for the full payment of interest on the corresponding portion of the certificates at the applicable certificate interest rate.

A termination of any Hedge Agreement does not constitute an event of default under the pooling and servicing agreement.

The occurrence of any redemption of the certificates following the exercise by the servicer or its designee of the clean-up call will most likely lead to the termination of each Hedge Agreement then outstanding. Such termination may require the supplemental interest trust to make a termination payment to the related Hedge Provider, and the supplemental interest trust may be unable to effect an optional redemption despite having sufficient proceeds prior to making such termination payment to pay or redeem the certificates and certain expenses in full.

Each Hedge Agreement will terminate by its terms after the distribution date occurring in the month and year indicated in the tables above and, after payment of all amounts owing to the related Hedge Provider, no further amounts will be paid to the related Hedge Provider by the supplemental interest trust and no further amounts will be paid to the supplemental interest trust by the related Hedge Provider.

Each Hedge Agreement will be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws principles thereof and shall contain appropriate limited recourse and non-petition provisions as against the supplemental interest trust.

Interest Allocations

On each distribution date the trustee will first distribute the prepayment penalties collected on the Group I mortgage loans and the Group II mortgage loans during the prior prepayment period to the holders of the Class C Certificates. After making that distribution, the trustee will apply that portion of the remaining available funds, pro-rata from the Group I mortgage loans and the Group II mortgage loans, which represents the Interest Remittance Amount for that distribution date to the payment of any administrative fees of the issuing entity which are due on that distribution date. The trustee will then apply the remaining Interest Remittance Amount to the payment of interest then due on the certificates in the following order of priority:

(i) first, payable from the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, to the holders of the Class I Certificates, the Class I Monthly Interest Distributable Amount;

(ii) second, concurrently, with equal priority of payment:

(A) payable solely from the Group I Interest Remittance Amount for that distribution date, to the holders of the Class A-1A Certificates, the related Monthly Interest Distributable Amount for the Class A-1A Certificates, and to the extent that the Group I Interest Remittance Amount is less than the related aggregate Monthly Interest Distributable Amount, from the Group II Cross Collateralization Amount for that distribution date, to the holders of the Class A-1A Certificates, the unpaid portion of the aggregate Monthly Interest Distributable Amount for the Class A-1A Certificates; and

(B) payable solely from the Group II Interest Remittance Amount for that distribution date, concurrently to the holders of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the Monthly Interest Distributable Amount for the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates pro-rata based on the amounts of interest each such class is otherwise entitled to receive on that date, and to the extent that the Group II Interest Remittance Amount is less than the related aggregate Monthly Interest Distributable Amount, from the Group I Cross Collateralization Amount for that distribution date, to the holders of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the unpaid portion of the aggregate Monthly Interest Distributable Amount for the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, pro-rata based on the amounts of interest each such class is otherwise entitled to receive on that date;

(iii) third, payable from the remaining Group I Interest Remittance Amount and the remaining Group II Interest Remittance Amount in the following order:

(A) first, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the Class M-1 Certificates;

(B) second, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the Class M-2 Certificates;

(C) third, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for the Class M-3 Certificates;

(D) fourth, to the holders of the Class M-4 Certificates, the Monthly Interest Distributable Amount for the Class M-4 Certificates;

(E) fifth, to the holders of the Class M-5 Certificates, the Monthly Interest Distributable Amount for the Class M-5 Certificates;

(F) sixth, to the holders of the Class M-6 Certificates, the Monthly Interest Distributable Amount for the Class M-6 Certificates;

(G) seventh, to the holders of the Class M-7 Certificates, the Monthly Interest Distributable Amount for the Class M-7 Certificates;

(H) eighth, to the holders of the Class M-8 Certificates, the Monthly Interest Distributable Amount for the Class M-8 Certificates;

(I) ninth, to the holders of the Class M-9 Certificates, the Monthly Interest Distributable Amount for the Class M-9 Certificates;

(J) tenth, to the holders of the Class M-10 Certificates, the Monthly Interest Distributable Amount for the Class M-10 Certificates;

(K) eleventh, to the holders of the Class M-11 Certificates, the Monthly Interest Distributable Amount for the Class M-11 Certificates;

(iv) fourth, any remainder to be distributed as Excess Cashflow as described herein.

On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the servicer will be applied to reduce first, the Excess Cashflow and second, the Monthly Interest Distributable Amounts with respect to the each class of Class A and Mezzanine Certificates on a pro-rata basis, based on the respective amounts of interest accrued on such certificates for such distribution date. The holders of the certificates will not be entitled to reimbursement for any such interest shortfalls.

Principal Allocations

(1) On each distribution date (a) prior to the Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount and the Extra Principal Distribution Amount in the following amounts and order of priority:

(i) first, concurrently, with equal priority of distribution:

(A) payable solely from the Group I Principal Distribution Amount, to the holders of the Class A-1A Certificates, the entire amount of the Group I Principal Distribution Amount until the Certificate Balance of the Class A-1A Certificates has been reduced to zero; and

(B) payable solely from the Group II Principal Distribution Amount, to the holders of the Group II Certificates as described below, the entire amount of the Group II Principal Distribution Amount until the aggregate Certificate Balance of the Group II Certificates has been reduced to zero;

(ii) second,

(A) if the aggregate Certificate Balance of the Group I Certificates has been reduced to zero, then to the holders of the Group II Certificates the amount of any remaining Group I Principal Distribution Amount until the aggregate Certificate Balance of the Group II Certificates has been reduced to zero; or

(B) if the aggregate Certificate Balance of the Group II Certificates has been reduced to zero, then to the holders of the Class A-1A Certificates the amount of any remaining Group II Principal Distribution Amount until the Certificate Balance of the Class A-1A Certificates has been reduced to zero;

(iii) third, payable from the remaining Group I Principal Distribution Amount and the remaining Group II Principal Distribution Amount in the following order:

(A) first, to the holders of the Class M-1 Certificates and the Class M-2 Certificates as described below, the entire remaining amount of the Principal Distribution Amount until the aggregate Certificate Balance of the Class M-1 and the Class M-2 Certificates has been reduced to zero;

(B) second, to the holders of the Class M-3 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-3 Certificates has been reduced to zero;

(C) third, to the holders of the Class M-4 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-4 Certificates has been reduced to zero;

(D) fourth, to the holders of the Class M-5 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-5 Certificates has been reduced to zero;

(E) fifth, to the holders of the Class M-6 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-6 Certificates has been reduced to zero;

(F) sixth, to the holders of the Class M-7 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-7 Certificates has been reduced to zero;

(G) seventh, to the holders of the Class M-8 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-8 Certificates has been reduced to zero;

(H) eighth, to the holders of the Class M-9 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-9 Certificates has been reduced to zero;

(I) ninth, to the holders of the Class M-10 Certificates, the entire remaining amount of the Principal Distribution Amount until the Certificate Balance of the Class M-10 Certificates has been reduced to zero;

(J) tenth, to the holders of the Class M-11 Certificates, the entire remaining balance of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero;

(iv) fourth, payable from the remaining Principal Remittance Amount, to the holders of the Class C Certificates to be distributed as Excess Cashflow, the remaining Principal Remittance Amount up to the extent of the Overcollateralization Amount; and

(v) fifth, payable from the remaining Principal Remittance Amount, to the holders of the residual certificates, any remainder.

(2) On each distribution date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount and the Extra Principal Distribution Amount in the following amounts and order of priority:

(i) first, concurrently, with equal priority of distribution:

(A) payable solely from the Group I Principal Distribution Amount, to the holders of the Class A-1A Certificates, the Group I Certificate Principal Distribution Amount until the Certificate Balance of the Class A-1A Certificates has been reduced to zero; and

(B) payable solely from the Group II Principal Distribution Amount, to the holders of the Group II Certificates as described below, the Group II Certificate Principal Distribution Amount until the aggregate Certificate Balance of the Group II Certificates has been reduced to zero;

(ii) second, concurrently, with equal priority of distribution:

(A) if the Group I Principal Distribution Amount was insufficient to pay the Group I Certificate Principal Distribution Amount, then payable from the remaining Group II Principal Distribution Amount, to the holders of the Class A-1A Certificates, the unpaid portion of the Group I Certificate Principal Distribution Amount; and

(B) if the Group II Principal Distribution Amount was insufficient to pay the Group II Certificate Principal Distribution Amount, then payable from the remaining Group I Principal Distribution Amount, to the holders of the Group II Certificates, the unpaid portion of the Group II Certificate Principal Distribution Amount;

(iii) third, payable from the remaining Group I Principal Distribution Amount and the remaining Group II Principal Distribution Amount in the following order:

(A) first, to the holders of the Class M-1 Certificates and the Class M-2 Certificates, as described below, the Class M-1/M-2 Principal Distribution Amount until the aggregate Certificate Balance of the Class M-1 Certificates and Class M-2 Certificates has been reduced to zero;

(B) second, to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Balance of the Class M-3 Certificates has been reduced to zero;

(C) third, to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the Certificate Balance of the Class M-4 Certificates has been reduced to zero;

(D) fourth, to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the Certificate Balance of the Class M-5 Certificates has been reduced to zero;

(E) fifth, to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the Certificate Balance of the Class M-6 Certificates has been reduced to zero;

(F) sixth, to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the Certificate Balance of the Class M-7 Certificates has been reduced to zero;

(G) seventh, to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the Certificate Balance of the Class M-8 Certificates has been reduced to zero;

(H) eighth, to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the Certificate Balance of the Class M-9 Certificates has been reduced to zero;

(I) ninth, to the holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the Certificate Balance of the Class M-10 Certificates has been reduced to zero;

(J) tenth, to the holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount until the Certificate Balance of the Class M-11 Certificates has been reduced to zero;

(iv) fourth, payable from the remaining Principal Remittance Amount, to the holders of the Class C Certificates to be distributed as Excess Cashflow, the remaining Principal Remittance Amount, up to the extent of the Overcollateralization Amount; and

(v) fifth, payable from the remaining Principal Remittance Amount, to the holders of the residual certificates, any remainder.

All principal amounts distributed to the Group II Certificates will be distributed as follows:

(i)	first, to the Class A-2A Certificates until its Certificate Balance has been reduced to zero,

(ii)	second, after the Certificate Balance of the Class A-2A Certificates has been reduced to zero, to the Class A-2B Certificates until its Certificate Balance has been reduced to zero,

(iii)	third, after the Certificate Balances of the Class A-2A Certificates and the Class A-2B Certificates have been reduced to zero, to the Class A-2C Certificates until its Certificate Balance has been reduced to zero; and

(iv)	fourth, after the Certificate Balances of the Class A-2A Certificates, the Class A-2B Certificates and the Class A-2C Certificates have been reduced to zero, to the Class A-2D Certificates until its Certificate Balance has been reduced to zero.

However, if all of the Mezzanine Certificates are reduced or written down to zero, the related share of principal amounts from the Group II mortgage loans will be distributed to the Group II Certificates pro rata, based on Certificate Balance until their Certificate Balances are paid to zero.

All principal amounts distributed to the Class M-1 and to the Class M-2 Certificates will be distributed as follows:

(i)	first, to the Class M-1 Certificates until its Certificate Balance has been reduced to zero,

(ii)	second, after the Certificate Balance of the Class M-1 Certificates has been reduced to zero, to the Class M-2 Certificates until its Certificate Balance has been reduced to zero.

The allocation of principal with respect to the Class A Certificates on each distribution date prior to the Crossover Date or on which a Trigger Event has occurred will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of realized losses, increasing the relative proportion of the trust’s assets represented by the Mezzanine Certificates and the Overcollateralization Amount. Increasing the relative proportion of the trust’s assets in the Mezzanine Certificates and the Overcollateralization Amount relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Mezzanine Certificates and the Overcollateralization Amount.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the Class I Certificates and Class A Certificates consists of subordination, as described below, Excess Cashflow and overcollateralization, as described under “Description of the Certificates—Overcollateralization Provisions, Allocation of Losses and Subsequent Recoveries”, mortgage insurance, as described in “Description of the Mortgage Pool—Private Mortgage Insurance Policies” and cross-collateralization, as described under “Description of the Certificates - Cross-Collateralization Provisions.”

The rights of the holders of the Class I Certificates to receive distributions are senior to all other certificates. The rights of the holders of the subordinate certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A Certificates and the Class I Certificates. The subordinate certificates include the mezzanine and Class C Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates and the Class I Certificates of the full amount of their scheduled monthly distributions of interest and principal, as applicable, and to afford such holders protection against realized losses.

The protection afforded to the holders of the Class A Certificates, and Class I Certificates by means of the subordination of the subordinate certificates will be accomplished by (i) the preferential right of the holders of the Class A Certificates and Class I Certificates to receive on any distribution date, prior to distribution on the subordinate certificates, distributions in respect of interest and principal, as applicable, subject to funds available for such distributions and (ii) if necessary, the right of the holders of the Class A Certificates and Class I Certificates to future distributions of amounts that would otherwise be payable to the holders of the subordinate certificates.

The rights of the holders of Mezzanine Certificates with lower numerical class designations will be senior to the rights of the holders of Mezzanine Certificates with higher numerical class designations, and the rights of the holders of the Mezzanine Certificates to receive distributions in respect of the mortgage loans (other than any prepayment penalties collected, which will be paid to the Class C Certificates) will be senior to the rights of the holders of the Class C Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of more senior certificates of distributions in respect of interest and principal and to afford such holders protection against realized losses.

Overcollateralization Provisions, Allocation of Losses and Subsequent Recoveries

The issuing entity will initially have an overcollateralization level of approximately 0.50% meaning that the initial aggregate Certificate Balance of the Class A Certificates and Mezzanine Certificates will equal approximately 99.50% of the sum of (i) the aggregate principal balance of the initial mortgage loans as of the cut-off date and (ii) the initial deposit to the pre-funding account. Correspondingly, the trust will pay 100% of the then outstanding principal balance amount for each subsequent mortgage loan acquired by the trust through the pre-funding feature.

The dollar amount of the difference between (i) the aggregate principal balance of the mortgage loans plus any amount on deposit in the pre-funding account and (ii) the aggregate Certificate Balance of the Class A Certificates and Mezzanine Certificates is the “Overcollateralization Amount.” Realized losses on the mortgage pool will be allocated first to the Excess Cashflow and second to the Overcollateralization Amount. The Overcollateralization Amount is represented by the Class C Certificates, which will receive distributions of that portion of the Principal Remittance Amount not required to be distributed to any class of Class A or Mezzanine Certificates.

The Overcollateralization Amount, if reduced, will thereafter be increased through the application of available Excess Cashflow until the Required Overcollateralization Amount is restored.

The pooling and servicing agreement requires that, on each distribution date, the Excess Cashflow, if any, be applied on such distribution date as an accelerated payment of principal on the class or classes of Class A and Mezzanine Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

With respect to any distribution date, any Excess Cashflow will be distributed as follows (the “Excess Cashflow Distribution”):

(i) to the holders of the class or classes of Class A and Mezzanine Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, distributable to such holders in the same order of priority as the Group I Principal Distribution Amount and the Group II Principal Distribution Amount as described under “Description of the Certificates—Principal Allocations” above;

(ii) to the supplemental interest trust to be distributed as described under “Description of the Certificates — Supplemental Interest Trust;”

(iii) any remaining amounts to the holders of the residual certificates, as provided in the pooling and servicing agreement.

Any realized losses on the mortgage loans will be allocated:

(i) first, to the Excess Cashflow;

(ii) second, to the Overcollateralization Amount, which is represented by the Class C Certificates;

(iii) third, to the Class M-11 Certificates

(iv) fourth, to the Class M-10 Certificates;

(v) fifth, to the Class M-9 Certificates;

(vi) sixth, to the Class M-8 Certificates;

(vii) seventh, to the Class M-7 Certificates;

(viii) eighth, to the Class M-6 Certificates;

(ix) ninth, to the Class M-5 Certificates;

(x) tenth, to the Class M-4 Certificates;

(xi) eleventh, to the Class M-3 Certificates;

(xii) twelfth, to the Class M-2 Certificates;

(xiii) thirteenth, to the Class M-1 Certificates;

The pooling and servicing agreement does not permit the allocation of realized losses to the Class A Certificates or the Class I Certificates.

Once realized losses have been allocated to the Class C Certificates or Mezzanine Certificates, such amounts with respect to such certificates will no longer accrue interest (if applicable), however such amounts may thereafter be reinstated as a result of Subsequent Recoveries on the mortgage loans, and with respect to the Class C Certificates wherein such amounts may be reinstated through the application of Excess Cashflow.

Any allocation of a realized loss to a class of certificates will be made by reducing that certificate’s Certificate Balance by the amount allocated to that class as of the distribution date in the month following the calendar month in which the realized loss was incurred.

Subsequent Recoveries on the mortgage loans will be allocated as follows: first, to the Class M-1 Certificates, second, to the Class M-2 Certificates, third, to the Class M-3 Certificates, fourth, to the Class M-4 Certificates, fifth, to the Class M-5 Certificates, sixth, to the Class M-6 Certificates, seventh, to the Class M-7 Certificates, eighth, to the Class M-8 Certificates, ninth, to the Class M-9 Certificates, tenth, to the Class M-10 Certificates, eleventh, to the Class M-11 Certificates, and twelfth, to the Overcollateralization Amount, which is represented by the Class C Certificates, in each case only to the extent that the Certificate Balance of such class had previously been reduced in accordance with the realized loss allocation provisions above or written-down.

The Group I mortgage loans primarily support the Group I Certificates. The Group II mortgage loans primarily support the Group II Certificates. Both groups of mortgage loans provide support to the Class I Certificates, Mezzanine Certificates and Class C Certificates. To the extent that available funds from one group of mortgage loans are insufficient to make a required distribution of interest to its related Class A Certificates, then any remaining available funds from the other group, after distribution of interest to its related Class A Certificates, may be used to make up the deficit in such required distribution. Likewise, remaining funds from a group after making the required distribution of principal to its related Class A Certificates may be used to make up the deficit in such required principal distribution on the other classes of Class A Certificates.

Definitions

The “Certificate Balance” of any Class A Certificate or Mezzanine Certificate immediately prior to any distribution date will be equal to the Certificate Balance of that certificate on the closing date reduced by the sum of all amounts actually distributed as principal to that class and realized losses allocated to that certificate on all prior distribution dates plus any Reinstatement Amounts previously allocated to that class.

The “Class A Principal Distribution Amount” for a distribution date is the sum of the Group I Certificate Principal Distribution Amount and the Group II Certificate Principal Distribution Amount for such distribution date.

The “Class I Monthly Interest Distributable Amount”, for each distribution date up to and including the distribution date on which the latest maturing hedge agreements terminate, is an amount generally equal to the sum of (a) the aggregate of, with respect to each hedge agreement outstanding on that distribution date, the product of (i) the fixed rate borne (accrued on a 30/360 basis) by each such hedge agreement then in effect, and (ii) the related hedge agreement’s notional amount described in this prospectus supplement and (b) any unpaid termination payments due to a Hedge Provider other than Defaulted Hedge Termination Payments.

The “Class M-1/M-2 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date) and (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 83.00% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-3 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date) and (iii) the Certificate Balance of the Class M-3 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 85.90% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-4 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date) and (iv) the Certificate Balance of the Class M-4 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 88.80% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-5 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date) and (v) the Certificate Balance of the Class M-5 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 90.80% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-6 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date) and (vi) the Certificate Balance of the Class M-6 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 92.50% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus $5,500,000.

The “Class M-7 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vi) the Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date) and (vii) the Certificate Balance of the Class M-7 Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) 93.80% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-8 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vi) the Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (vii) the Certificate Balance of the Class M-7 Certificates, (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), and (viii) the Certificate Balance of the Class M-8 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 95.50% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-9 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vi) the Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (vii) the Certificate Balance of the Class M-7 Certificates, (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (viii) the Certificate Balance of the Class M-8 Certificates, (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), and (ix) the Certificate Balance of the Class M-9 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-10 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vi) the Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (vii) the Certificate Balance of the Class M-7 Certificates, (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (viii) the Certificate Balance of the Class M-8 Certificates, (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), (ix) the Certificate Balance of the Class M-9 Certificates, (after taking into account the payment of the Class M-9 Principal Distribution Amount on such distribution date), and (x) the Certificate Balance of the Class M-10 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Class M-11 Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such distribution date), (ii) the aggregate Certificate Balance of the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class M-1/M-2 Principal Distribution Amount on such distribution date),

(iii) the Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (iv) the Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (v) the Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vi) the Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (vii) the Certificate Balance of the Class M-7 Certificates, (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (viii) the Certificate Balance of the Class M-8 Certificates, (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), (ix) the Certificate Balance of the Class M-9 Certificates, (after taking into account the payment of the Class M-9 Principal Distribution Amount on such distribution date), (x) the Certificate Balance of the Class M-10 Certificates, (after taking into account the payment of the Class M-10 Principal Distribution Amount on such distribution date), and (xi) the Certificate Balance of the Class M-11 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,500,000.

The “Crossover Date” means the earlier to occur of (i) the distribution date after which the aggregate Certificate Balance of the Class A Certificates is reduced to zero; and (ii) the later to occur of (x) the distribution date in July 2009, and (y) the first distribution date on which the Senior Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to the principal distributions to the certificates) is greater than or equal to 32.40%.

The “Current Interest” for any distribution date and each class of Class A and Mezzanine Certificates equals the amount of interest accrued during the related accrual period at the related pass-through rate on the Certificate Balance of such class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Relief Act (allocated to each certificate based on its respective entitlements to interest irrespective of any prepayment interest shortfalls or shortfalls resulting from the application of the Relief Act for that distribution date).

A “Defaulted Hedge Termination Payment” is any termination payment required to be made by the supplemental interest trust to any Hedge Provider pursuant to a Hedge Agreement as a result of an “Event of Default” with respect to which the related Hedge Provider is the “Defaulting Party” or a “Termination Event” (other than “Illegality” or “Tax Event”) (each as defined in the Hedge Agreements) with respect to which the Hedge Provider is the sole “Affected Party.”

A mortgage loan is “delinquent” if any monthly payment due on a due date is not made by the close of business on the next scheduled due date. A mortgage loan is “30 days delinquent” if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for “60 days delinquent” and “90 days delinquent,” etc.

A “due period” with respect to any distribution date is the period commencing on the second day of the month preceding the month in which such distribution date occurs and ending on the first day of the month in which such distribution date occurs.

The “Excess Cashflow” for any distribution date is equal to the excess of (a) the Interest Remittance Amount over (b) the sum of the Monthly Interest Distributable Amounts for the Class I, Class A and Mezzanine Certificates and any administrative fees.

The “Extra Principal Distribution Amount” for any distribution date is the lesser of (x) the sum of (a) Excess Cashflow for such distribution date and (b) the amount remaining in the supplemental interest trust after funding amounts in clause (i) under “Description of the Certificates—Supplemental Interest Trust” above, for such distribution date, and (y) the Overcollateralization Deficiency Amount for such distribution date.

A “Group” means the Group I mortgage loans or the Group II mortgage loans, as applicable.

The “Group I Allocation Percentage” for any distribution date is the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance Amount for such distribution date and the denominator of which is (ii) the Principal Remittance Amount for such distribution date.

The “Group I Certificate Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the Certificate Balance of the Class A-1A Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) 67.60% and (ii) the aggregate principal balance of the Group I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Group I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $3,575,011.

The “Group I Cross Collateralization Amount” for any distribution date is the portion of the Group I Interest Remittance Amount remaining after payment of the Monthly Interest Distributable Amount on the Group I Certificates, the related proportional amount of the Class I Monthly Interest Distributable Amount and the related proportional amount of administrative fees.

The “Group I Interest Remittance Amount” for any distribution date is the portion of the Interest Remittance Amount that was collected or advanced on the Group I mortgage loans plus the amount, if any, transferred from the capitalized interest account.

The “Group I Principal Distribution Amount” with respect to any distribution date is the sum of (i) the Group I Principal Remittance Amount for such distribution date and (ii) the Extra Principal Distribution Amount for such distribution date multiplied by the Group I Allocation Percentage.

The “Group I Principal Remittance Amount” for any distribution date is that portion of the Principal Remittance Amount that was collected or advanced on the Group I mortgage loans.

The “Group II Allocation Percentage” for any distribution date is the percentage equivalent of a fraction, the numerator of which is (i) the Group II Principal Remittance Amount for such distribution date and the denominator of which is (ii) the Principal Remittance Amount for such distribution date.

The “Group II Certificate Principal Distribution Amount” for a distribution date is an amount equal to the excess of (x) the aggregate Certificate Balance of the Group II Certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) 67.60% and (ii) the aggregate principal balance of the Group II mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Group II mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $1,924,989.

The “Group II Cross Collateralization Amount” for any distribution date is the portion of the Group II Interest Remittance Amount remaining after payment of the aggregate Monthly Interest Distributable Amounts on the Group II Certificates, the related proportional amount of the Class I Monthly Interest Distributable Amount and the related proportional amount of administrative fees.

The “Group II Interest Remittance Amount” for any distribution date is the portion of the Interest Remittance Amount that was collected or advanced on the Group II mortgage loans plus the amount, if any, transferred from the capitalized interest account.

The “Group II Principal Distribution Amount” with respect to any distribution date is the sum of (i) the Group II Principal Remittance Amount for such distribution date and (ii) the Extra Principal Distribution Amount for such distribution date multiplied by the Group II Allocation Percentage.

The “Group II Principal Remittance Amount” for any distribution date is that portion of the Principal Remittance Amount that was collected or advanced on the Group II mortgage loans.

The “Interest Remittance Amount” for any distribution date is that portion of the Available Funds for that distribution date allocable to interest (excluding prepayment penalties).

The “Interest Remittance Formula Amount” as of any distribution date and any Group, is an amount equal to (1) the product of (x) 1/12 of the weighted average coupon rate of the related Group as of the beginning of the related due period and (y) the aggregate principal balances of the mortgage loans related to such Group as of the beginning of the related due period minus (2) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls on such Group for the related prepayment period.

The “Monthly Interest Distributable Amount” for any distribution date and class of Class A or Mezzanine Certificates is the sum of (1) the Unpaid Interest Shortfall Amount for that class and distribution date and (2) the Current Interest for that class and distribution date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest Shortfall Amount and the Current Interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.

The “Overcollateralization Amount” on a distribution date is equal to (a) the sum of (i) the aggregate principal balance of the mortgage loans after giving effect to distributions of principal on the mortgage loans and (ii) any outstanding pre-funding amounts, minus (b) the aggregate Certificate Balance of the Class A and Mezzanine Certificates after giving effect to principal distributions on the Class A and Mezzanine Certificates on such distribution date.

The “Overcollateralization Deficiency Amount” with respect to any distribution date equals the amount, if any, by which the Required Overcollateralization Amount exceeds the Overcollateralization Amount on such distribution date (after giving effect to only distributions in respect of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount on such distribution date).

The “Prepayment Period” for any distribution date is the period commencing on the day after the determination date in the month preceding the month in which such distribution date falls (or, in the case of the first distribution date, from the cut-off date) and ending on the determination date of the calendar month in which such distribution date falls.

The “Principal Distribution Amount” with respect to any distribution date, is the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount for such distribution date.

The “Principal Remittance Amount” means with respect to any distribution date, the sum of (i) all scheduled payments of principal collected or advanced on the mortgage loans by the servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the servicer during such prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such prepayment period, (iv) that portion of the purchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period, (vi) on the distribution date which follows the termination of the pre-funding period, the remaining applicable amount on deposit in the pre-funding account at that time, (vii) Subsequent Recoveries to pay certain certificates amounts in respect of realized losses allocated to such certificates and (viii) on the distribution date on which the issuing entity is to be terminated, that portion of the termination price relating to principal.

The “Reinstatement Amount” means with respect to any distribution date, the aggregate amount of all Subsequent Recoveries received during the related due period.

The “Required Overcollateralization Amount” for any distribution date is equal to 0.50% of (i) the aggregate principal balance of the mortgage loans as of the related cut-off date and (ii) the pre-funding amount as of the closing date.

The “Senior Credit Enhancement Percentage” for a distribution date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (x) the aggregate principal balance of the initial mortgage loans (calculated prior to taking into account distributions of principal on the mortgage loans and prior to taking into account distributions on the related certificates on such distribution date) and (y) the pre-funding amount as of the closing date.

A “Subsequent Recovery” with respect to any liquidated mortgage loan that had previously been the subject of a realized loss, is any principal amount subsequently received in connection with such mortgage loan.

A “Trigger Event” is in effect with respect to any distribution date on or after the Crossover Date if either (i) the three month average 60+ day delinquency percentage exceeds 52.47% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (x) aggregate principal balance of the initial mortgage loans as of the cut-off date and (y) the pre-funding amount as of the closing date, for the related distribution date, are greater than the applicable percentage set forth below with respect to such distribution date:

Distribution Date Occurring In:	Percentage
July 2008	1.00%
August 2008	1.10%
September 2008	1.21%
October 2008	1.31%
November 2008	1.42%
December 2008	1.52%
January 2009	1.63%
February 2009	1.73%
March 2009	1.83%
April 2009	1.94%
May 2009	2.04%
June 2009	2.15%
July 2009	2.25%
August 2009	2.36%
September 2009	2.47%
October 2009	2.58%
November 2009	2.68%
December 2009	2.79%
January 2010	2.90%
February 2010	3.01%
March 2010	3.12%
April 2010	3.23%
May 2010	3.33%
June 2010	3.44%
July 2010	3.55%
August 2010	3.63%
September 2010	3.71%
October 2010	3.79%
November 2010	3.87%
December 2010	3.95%
January 2011	4.03%
February 2011	4.10%
March 2011	4.18%
April 2011	4.26%
May 2011	4.34%
June 2011	4.42%
July 2011	4.50%
August 2011	4.52%
September 2011	4.54%
October 2011	4.56%
November 2011	4.58%
December 2011	4.60%

Distribution Date Occurring In:	Percentage
January 2012	4.63%
February 2012	4.65%
March 2012	4.67%
April 2012	4.69%
May 2012	4.71%
June 2012	4.73%
July 2012	4.75%
August 2012	4.76%
September 2012	4.78%
October 2012	4.79%
November 2012	4.80%
December 2012	4.81%
January 2013	4.83%
February 2013	4.84%
March 2013	4.85%
April 2013	4.86%
May 2013	4.88%
June 2013	4.89%
July 2013 and thereafter	4.90%

The “Unpaid Interest Shortfall Amount” means (i) for each class of Class A and Mezzanine Certificates and the first distribution date, zero, and (ii) with respect to each class of Class A and Mezzanine Certificates and the Class I Certificates and any distribution date after the first distribution date, the amount, if any, by which (a) the Monthly Interest Distributable Amount for such class for the immediately preceding distribution date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding distribution date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

Fees and Expenses

The following table provides an itemized list of the fees and expenses that will be paid on each distribution date from the Available Funds in order of priority.

Fee	General Purpose of the Fee	Party Receiving the Fee	Amount or Calculation of Fee
Servicing Fee(1)	performance of the servicer’s duties under the pooling and servicing agreement	NovaStar Mortgage, Inc.	on each distribution date 1/12 of 0.50% per annum times the aggregate principal balance of the mortgage loans as of such date.

Trustee Fee(1)	performance of the trustee’s duties under the pooling and servicing agreement	JPMorgan Chase Bank, N.A.	on each distribution date 1/12 of .0035% times the sum of (a) the aggregate principal balance of the mortgage loans as of such date and (b) any amounts on deposit in the pre-funding account as well as any due and unpaid fees.

Custodian Fee(1)	performance of the custodian’s duties under the pooling and servicing agreement	U.S. Bank National Association	Set up fee of $1.50 per mortgage loan and $0.20 per loan per month thereafter.

Hedge Provider Fees(2)	performance of the Hedge Providers’ duties under the hedge agreements	Deutsche Bank AG, The Royal Bank of Scotland plc and Wachovia Bank, N.A.	See the schedule under the heading “Description of the Certificates — Summary of Interest Rate Hedge Agreements” herein.

Lender-Paid Mortgage Insurance(1)	in consideration of providing mortgage insurance	Mortgage Guaranty Insurance Corp. PMI Mortgage Company Radian Guaranty, Inc.	ranges from 0.91% to 1.30% annually on those loans with lender-paid mortgage insurance(3)

(1)	The servicing fee, the custodian fee and the trustee fees are paid on a first priority basis from Available Funds. (2) The Hedge Provider fee is paid from Available Funds after amounts described in footnote (1), but before any payments are made to any of the offered certificates. (3) This range applies to the initial mortgage loans only. Fees paid on the subsequent mortgage loans could be outside of this range.

Calculation of One-Month LIBOR

The trustee will determine the London interbank offered rate for one-month United States dollar deposits for each accrual period for the certificates on the second London business day preceding such accrual period (each such date, an “interest determination date”) on the basis of the offered rates for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such interest determination date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant accrual period (commencing on the first day of such accrual period). The trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant accrual period (commencing on the first day of such accrual period).

“Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and “reference banks” means leading banks selected by the trustee and engaged in transactions in European deposits in the international Eurocurrency market.

The establishment of one-month LIBOR on each interest determination date by the trustee and the trustee’s calculation of the rate of interest applicable to the certificates for the related accrual period shall (in the absence of manifest error) be final and binding.

Advances

Prior to each distribution date, the servicer is required under the pooling and servicing agreement to make “advances” (out of its own funds, or funds held in the collection account for future payment or withdrawal) with respect to any payments of principal and interest (net of the servicing fee) which were due on the mortgage loans on the immediately preceding due date and which are delinquent on the business day next preceding the related determination date.

Such advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, or liquidation proceeds. The purpose of making such advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. Any failure by the servicer to make an advance as required under the pooling and servicing agreement will constitute an event of default thereunder, in which case the successor servicer will be obligated to make any such advance, in accordance with the terms of the pooling and servicing agreement.

Advances made from funds held in the collection account may be made by the servicer from subsequent collections of principal and interest received on other mortgage loans and deposited into the collection account. Advances made from the collection account are not limited to subsequent collections of principal and interest received on the delinquent mortgage loan with respect to which an advance is made. If on the fourth business day prior to any distribution date funds in the collection account are less than the amount that would have been paid to the certificateholders on such distribution date had the servicer not withdrawn such funds, then the servicer will deposit its own funds into the collection account in the amount of the lesser of (i) any unreimbursed advances previously made by the servicer with funds held in the collection account or (ii) the shortfall in the collection account; but in no event will the servicer deposit into the collection account an amount that is less than any shortfall in the collection account attributable to delinquent payments on mortgage loans which the servicer deems to be recoverable and which has not been covered by an advance from the servicer’s own corporate funds.

All advances will be reimbursable to the servicer on a first priority basis from late collections, insurance proceeds or liquidation proceeds from the mortgage loan as to which such unreimbursed advance was made. In addition, any advances previously made which are deemed by the servicer to be nonrecoverable from related late collections, insurance proceeds and liquidation proceeds may be reimbursed to the servicer out of any funds in the collection account prior to payments on the certificates.

The pooling and servicing agreement provides that the servicer, on behalf of the issuing entity, may enter into a facility with any person which provides that such person (an “Advancing Person”) may directly or indirectly fund advances and/or servicing advances, although no such facility will reduce or otherwise affect the servicer’s obligation to fund such advances and/or servicing advances. Such facility will not require the consent of the certificateholders. Any advances and/or servicing advances made by an Advancing Person would be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the servicer if such advances were funded by the servicer.

Book-Entry Certificates

The Class A and Mezzanine Certificates (other than the Class M-9, the Class M-10 and the Class M-11 Certificates) will be book-entry certificates. Persons acquiring beneficial ownership interests in the certificates may elect to hold their certificates through the Depository Trust Company (“DTC”) in the United States, or upon request through Clearstream Banking Luxembourg or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of book-entry certificates will be issued in one or more certificates which equal the aggregate principal amount of the certificates of each class and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A., will act as depositary for Clearstream and JPMorgan Chase Bank, National Association, will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry certificates in minimum denominations representing Certificate Balances of $25,000 and in multiples of $1,000 in excess thereof, with a minimum investment of $100,000. Except as described below, no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing such certificate. Unless and until definitive certificates are issued, it is anticipated that the only “certificateholders” of the certificates will be Cede & Co., as nominee of DTC. Certificate owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations and DTC.

A certificate owner’s ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner’s account for such purpose. In turn, the financial intermediary’s ownership of such book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner’s financial intermediary is not a DTC participant, and on the records of Clearstream or Euroclear, as appropriate). Certificate owners will receive all payments of principal of, and interest on, the certificates from the trustee through DTC and DTC participants. While the certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the certificates and is required to receive and transmit payments of principal of, and interest on, the certificates. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly, with whom certificate owners have accounts with respect to certificates are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective certificate owners. Accordingly, although certificate owners will not possess certificates, the rules provide a mechanism by which certificate owners will receive payments and will be able to transfer their interest.

Certificate owners will not receive or be entitled to receive certificates representing their respective interests in the certificates, except under the limited circumstances described below. Unless and until definitive certificates are issued, certificate owners who are not participants may transfer ownership of certificates only through participants and indirect participants by instructing such participants and indirect participants to transfer certificates, by book-entry transfer, through DTC for the account of the purchasers of such certificates, which account is maintained with their respective participants. Under the rules and in accordance with DTC’s normal procedures, transfers of ownership of certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificate owners.

Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the certificates, see “Material Federal Income Tax Consequences—Foreign Investors” in the prospectus and “Global Clearance, Settlement and Tax Documentation Procedures—Certain U.S. Federal Income Tax Documentation Requirements” in Annex I hereto.

Transfers between participants will occur in accordance with DTC Rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in multiple currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear Clearance System Public Limited Company (ECSplc) and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the “Euroclear Operator”).

The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and Participants of certain other securities intermediaries through electronic book-entry changes in accounts of such Participants or other securities intermediaries. The Euroclear Operator provides Euroclear Participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services.

Non-Participants of Euroclear may hold and transfer book-entry interests in the securities through accounts with a direct Participant of Euroclear or any other securities intermediary that holds a book-entry interest in the securities through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

Securities clearance accounts and cash accounts with Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with Persons holding through Euroclear participants.

Payments on the book-entry certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC’s normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book- entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

Under a book-entry format, beneficiary owners of the book-entry certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Payments with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system’s rules and procedures, to the extent received by the relevant depository. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Consequences—Foreign Investors” and “—Backup Withholding” in the prospectus. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such book-entry certificate, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Monthly and annual reports on the issuing entity will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co., to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depository, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

DTC has advised the trustee that, unless and until definitive certificates are issued, DTC will take any action permitted to be taken by the holders of the book-entry certificates under the pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry certificates. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some certificates which conflict with actions taken with respect to other certificates.

Definitive certificates will be issued to beneficial owners of the book-entry certificates, or their nominees rather than to DTC, only if (a) DTC or the issuing entity advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the book-entry certificates and the issuing entity or the trustee is unable to locate a qualified successor or (b) if after occurrence of an event of default under the transaction documents, owners of beneficial interests in a book entry certificate representing in the aggregate more than 50% of the aggregate outstanding principal amount of the certificates of that series advise the trustee through DTC participants in writing that the continuation of a book-entry system with respect to the securities through DTC is no longer in the best interests of those owners.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the definitive certificates. Upon surrender by DTC of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the trustee, as registrar, will issue definitive certificates, and thereafter the trustee will recognize the holders of such definitive certificates as certificateholders under the pooling and servicing agreement.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Neither the depositor, the servicer, the custodian nor the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

For additional information regarding DTC and the book-entry certificates, see Annex I hereto and “The Agreements—Form of the Securities” in the prospectus.

Assignment of Mortgage Loans

The sponsor will deliver to the custodian the mortgage files, which consist of the mortgage notes endorsed by the sponsor, or the last holder of record, without recourse to the trustee, the related mortgages or deeds of trust, all intervening mortgage assignments, if any, and certain other documents relating to the mortgage loans. The sponsor will be required to cause to be prepared and recorded, at its expense and within the time period specified in the purchase agreement, assignments of the mortgages from the sponsor, or the last holder of record, to the trustee.

The custodian, on behalf of the trustee, will review the mortgage files delivered to it within 45 days after delivery, and if any document required to be included in any mortgage file is found to be missing or to be defective in any material respect and such defect is not cured within 45 days following notification thereof to the sponsor, the custodian will require either that the related mortgage loan be removed from the mortgage pool or that a mortgage loan conforming to the requirements of the pooling and servicing agreement be substituted for the related mortgage loan within 90 days.

In connection with the transfer of the mortgage loans pursuant to the purchase agreement, the sponsor will make certain representations and warranties as to the accuracy in all material respects of the information set forth on a schedule identifying and describing each mortgage loan. In addition, the sponsor will make certain other representations and warranties regarding the mortgage loans, including, for instance, that each mortgage loan, at its origination, complied in all material respects with applicable state and federal laws, that each mortgage is a valid first or second priority lien, that, as of the applicable cut-off date, no mortgage loan included in the mortgage pool as of the closing date was more than 89 days past due, that each mortgaged property consists of a manufactured dwelling, a multi-unit dwelling, unit in a condominium, planned unit development or a single family residence, that the sponsor had good title to each mortgage loan prior to such transfer and that the originator was authorized to originate each mortgage loan. The trustee will be entitled to enforce remedies for breaches of these representations and warranties.

If with respect to any mortgage loan (1) a defect in any document constituting a part of the related mortgage file remains uncured within the specified period and materially and adversely affects the value of the mortgage loan or materially and adversely affects the interest of the trustee, or the certificateholders in that mortgage loan or (2) a breach of any representation or warranty made by the sponsor relating to the mortgage loan occurs and such breach materially and adversely affects the value of the mortgage loan or materially and adversely affects the interests of the trustee or the certificateholders in that mortgage loan, then the trustee will enforce the remedies for such defects or breaches against the sponsor by requiring the sponsor to purchase the defective mortgage loan from the issuing entity at a price of par plus accrued interest at the mortgage rate (net of the applicable servicing fee rate). The sponsor will also have the option, but not the obligation, to substitute for such defective mortgage loan a qualified replacement mortgage loan, but only if such substitution is made within two years after the closing date.

The obligation of the sponsor to cure, purchase or substitute any defective mortgage loan as described above will constitute the sole remedy available to certificateholders or the trustee for a defective mortgage loan.

The Paying Agent

The paying agent shall initially be the trustee. The paying agent shall have the revocable power to withdraw funds from the payment account for the purpose of making payments to the certificateholders.

Optional Termination

The mortgage loans may be purchased by the servicer or its designee on any distribution date on or after the distribution date on which the aggregate principal balance of the mortgage loans is equal to or less than 10% of the sum of (i) the principal balance of the initial mortgage loans as of their cut-off date and (ii) the original pre-funding amount as of the closing date. This will result in a retirement of the certificates. The purchase price for the mortgage loans is expected to be an amount sufficient to pay 100% of the aggregate outstanding Certificate Balance of each class of certificates and accrued and unpaid interest thereon at the related pass-through rate through the date on which the issuing entity is terminated together with all amounts due and owing to the servicer, the custodian, the hedge providers and the trustee.

Optional Purchase Pledge

The servicer may pledge its right to optionally purchase the mortgage loans to lenders under various financing agreements with the underwriters or affiliates of the underwriters. If an event of default occurs under those agreements, one of the underwriters or its affiliate will have the right to require the servicer either to exercise or to refrain from exercising its optional purchase right

Certain Yield and Prepayment Considerations

The yield to maturity of the certificates will depend on the prices paid by the holders of such certificates, the pass-through rate and the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the mortgage loans and the allocation thereof. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the mortgage loans and the amount, if any, distributed from the pre-funding account at the end of the pre-funding period. The rate of principal payments on such mortgage loans will in turn be affected by the amortization schedules of the mortgage loans, the rate and timing of principal prepayments thereon by the mortgagors and liquidations of defaulted mortgage loans, and purchases of mortgage loans due to certain breaches of representations and warranties and optional repurchases of delinquent loans by the servicer. The timing of changes in the rate of prepayments, liquidations and repurchases of the mortgage loans may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation. Since the rate and timing of principal payments on the mortgage loans will depend on future events and on a variety of factors (as described more fully herein and in the prospectus under “Yield Considerations”), no assurance can be given as to such rate or the timing of principal payments on the certificates.

The mortgage loans generally may be prepaid in full or in part at any time; however, prepayments may subject the mortgagor to a prepayment penalty. The mortgage loans are secured by senior or junior liens on the related mortgaged properties. Generally, mortgage loans secured by junior liens are not viewed by mortgagors as permanent financing. Accordingly, such mortgage loans may experience a higher rate of prepayment than the first-lien mortgage loans. All of the adjustable-rate mortgage loans are assumable under certain circumstances if, in the sole judgment of the servicer, the prospective purchaser of a mortgaged property is creditworthy and the security for such mortgage loan is not impaired by the assumption. All of the mortgage loans contain a customary “due on sale” provision. The servicer shall enforce any due-on-sale clause contained in any mortgage note or mortgage, to the extent permitted under applicable law and governmental regulation. However, if the servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or mortgage, the servicer shall not be required to enforce the due-on-sale clause or to contest such action. The extent to which the mortgage loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the certificates and may result in a prepayment experience on the mortgage loans that differs from that on other conventional mortgage loans. Prepayments, liquidations and purchases of the mortgage loans will result in payments to holders of the certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Factors affecting prepayment (including defaults and liquidations) of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions.

The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. Increases in the monthly payments of the adjustable rate mortgage loans to an amount in excess of the monthly payment required at the time of origination may result in a default rate higher than that on level payment mortgage loans, particularly since the mortgagor under each adjustable rate mortgage loan was qualified on the basis of the mortgage rate in effect at origination. The repayment of such adjustable rate mortgage loans will be dependent on the ability of the mortgagor to make larger monthly payments as the mortgage rate increases. In addition, the rate of default on mortgage loans which are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

The recordation of the mortgages in the name of MERS is a new practice in the mortgage lending industry. The depositor expects that the servicer or successor servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate; however, public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds to the certificateholders and increase the amount of realized losses on the mortgage loans.

To the extent that the original pre-funded amount has not been fully applied to the purchase of subsequent mortgage loans by the issuing entity by the end of the pre-funding period, the holders of each class of certificates will receive, in the order of priority of principal distributions described in this prospectus supplement, on the first distribution date following the termination of the pre-funding period, a prepayment of principal in an amount equal to the lesser of (i) the applicable amount remaining in the pre-funding account and (ii) the outstanding Certificate Balance of such related class of certificates. Although no assurance can be given, it is anticipated by the depositor that the principal amount of subsequent mortgage loans sold to the issuer for inclusion in the trust estate will require the application of substantially all amounts on deposit in the pre-funding account and that there will be no material amount of principal prepaid to such certificateholders. However, it is unlikely that the sponsor will be able to deliver subsequent mortgage loans with an aggregate principal balance identical to the original pre-funded amount.

In addition, the yield to maturity of the certificates will depend on, among other things, the price paid by the holders of the certificates and the then applicable pass-through rate. The extent to which the yield to maturity of a certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a certificate is purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a certificate is purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase.

Furthermore, the yield to maturity on the certificates may be affected by the limitation posed by the available funds cap rate.

Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the certificates will be influenced by, among other things, the rate at which the principal of the mortgage loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations. Because the amortization schedule of each adjustable rate mortgage loan will be recalculated semi-annually with respect to the Six-Month LIBOR mortgage loans and semi-annually after the initial adjustment date with respect to 2/28 Six-Month LIBOR mortgage loans, 3/27 Six-Month LIBOR mortgage loans and 5/25 Six-Month LIBOR mortgage loans, any partial prepayments thereof will not reduce the term to maturity of such adjustable rate mortgage loan. In addition, an increase in the mortgage rate on an adjustable rate mortgage loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the mortgage rate on the adjustable rate mortgage loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Constant Prepayment Rate model (“CPR”), assumes that the outstanding principal balance of a pool of mortgage loans prepays each month at a specified annual rate or CPR. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the fixed rate mortgage loans, the model assumes a CPR of 2.0% per annum in the first month of the life of the fixed rate mortgage loans, then the model assumes an additional 2.5556% (precisely 23%/9) per annum in each month thereafter until the 10th month; beginning in the 10th month and in each month thereafter, the model assumes a CPR of 25% per annum (such model, a “prepayment assumption”). With respect to the adjustable rate mortgage loans, the model assumes a CPR of 2.0% per annum in the first month of the life of the adjustable rate mortgage loans, then the model assumes an additional 2.5455% (precisely 28%/11) per annum in each month thereafter until the 12th month; beginning in the 13th month until the 22nd month, the model assumes a CPR of 30%; beginning in the 23rd month until the 28th month, the model assumes a CPR of 60% per annum; beginning in the 29th month and in each month thereafter, the model assumes a CPR of 35% per annum (such model, also a “prepayment assumption”). The levels of CPR used above in defining the prepayment assumptions represent 100% of the related prepayment assumption. To assume a CPR percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the mortgage loans will prepay at the percentages of CPR specified in either prepayment model.

The tables set forth below have been prepared on the basis of certain assumptions (the “Modeling Assumptions”) as described below regarding the weighted average characteristics of the mortgage loans that are expected to be included in the trust estate as described under “Description of the Mortgage Pool” herein and the performance thereof. The tables assume, among other things, that: (i) the mortgage pool consists of mortgage loans with the following characteristics:

Group I Mortgage Loans

Initial/ Subsequent	Loan Type	Principal Balance ($)	Current Gross Mortgage Rate (%)	Original Term to Maturity (Months)	Original Amortization Term (Months)	Remaining Term to Maturity (Months)	Original Interest Only Term (Months)	Gross Margin (%)	Months to Next Rate Adjustment Date	Initial Periodic Rate Cap (%)	Periodic Rate Cap (%)	Maximum Mortgage Rate (%)	Minimum Mortgage Rate (%)	Index	Adjustment Frequency (Months)
Initial	2/28 6 Month LIBOR ARM	2,451,477.43	9.61823	360	360	360	N/A	5.94739	24	3.00000	1.00000	16.61823	9.61823	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	2,482,067.92	9.33384	360	360	360	N/A	6.06781	24	3.00000	1.00000	16.33384	9.33384	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	2,230,921.76	8.61727	360	360	359	N/A	6.93899	23	3.00000	1.00000	15.02618	8.13652	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	91,894,069.37	9.16184	360	360	360	N/A	5.95028	24	2.98563	1.00479	16.15799	9.16184	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	59,023,528.77	9.05425	360	360	360	N/A	6.08174	24	3.00000	1.00000	16.05425	9.04057	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	93,806,812.56	9.31406	360	360	360	N/A	5.81270	24	3.00000	1.00000	16.30870	9.30079	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	134,987.96	11.85000	360	480	359	N/A	7.00000	23	3.00000	1.00000	18.85000	11.85000	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	824,093.93	8.95314	360	480	360	N/A	6.59608	24	3.00000	1.00000	15.95314	8.95314	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	27,191,766.85	8.55238	360	480	360	N/A	5.79713	24	2.98621	1.00000	15.55238	8.48936	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	16,898,003.53	8.34096	360	480	360	N/A	5.84347	24	3.00000	1.00000	15.34096	8.31138	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	19,225,983.60	8.56460	360	480	360	N/A	5.51205	24	3.00000	1.00000	15.56460	8.56460	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	502,750.00	8.55490	360	360	359	60	6.80462	23	3.00000	1.00000	14.92089	8.55490	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	13,175,661.00	8.04557	360	360	360	60	5.31477	24	3.00000	1.00000	15.04557	8.04557	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	10,537,845.00	7.97032	360	360	360	60	5.38708	24	3.00000	1.00000	14.97032	7.97032	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	16,432,490.67	8.51010	360	360	360	60	5.43493	24	3.00000	1.00000	15.49012	8.41238	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	73,986.00	8.60000	360	360	360	N/A	5.55000	36	3.00000	1.00000	15.60000	8.60000	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	853,603.09	8.87396	360	360	359	N/A	7.87396	35	3.00000	1.00000	14.87396	8.57539	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	96,000.00	10.99000	360	360	360	N/A	6.80000	36	3.00000	1.00000	17.99000	10.99000	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	5,355,469.53	8.29987	360	360	360	N/A	6.34271	36	3.00000	1.00000	15.23515	8.29987	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	913,240.30	9.02111	360	360	359	N/A	5.54603	35	3.00000	1.00000	16.02111	9.02111	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM 40/30 Balloon	116,000.00	8.80000	360	480	360	N/A	5.95000	36	3.00000	1.00000	15.80000	8.80000	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM 40/30 Balloon	391,903.45	8.55124	360	480	359	N/A	5.10457	35	3.00000	1.00000	15.55124	8.55124	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM 40/30 Balloon	274,500.00	9.90000	360	480	360	N/A	6.30000	36	3.00000	1.00000	16.90000	9.90000	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM Interest Only	1,387,300.00	7.95407	360	360	360	60	6.39871	36	3.00000	1.00000	14.95407	7.95407	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM Interest Only	649,100.00	8.63042	360	360	360	60	5.08625	36	3.00000	1.00000	15.63042	8.63042	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	60,000.00	8.85000	360	360	360	N/A	4.60000	60	3.00000	1.00000	15.85000	8.85000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	63,650.00	10.75000	360	360	360	N/A	6.80000	60	3.00000	1.00000	17.75000	10.75000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	706,311.42	8.70794	360	360	360	N/A	5.60279	60	3.00000	1.00000	15.70794	8.70794	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM Interest Only	254,000.00	6.87500	360	360	358	120	6.00000	58	3.00000	1.00000	12.87500	6.87500	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM Interest Only	472,800.00	7.54729	360	360	360	120	4.97124	60	3.00000	1.00000	14.54729	7.54729	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM Interest Only	300,900.00	8.37500	360	360	360	120	5.00000	60	3.00000	1.00000	15.37500	8.37500	6 Month LIBOR	6
Initial	Fixed Rate Balloon 40/30	307,490.00	9.09685	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 40/30	429,355.12	8.61331	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 40/30	5,100,236.06	8.19726	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 40/30	2,191,976.29	8.55120	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	262,750.00	7.43949	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	3,015,837.39	8.92461	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	221,000.00	8.11516	120	120	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	1,600,166.86	8.67638	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	313,563.42	7.95000	240	240	239	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	1,334,604.53	8.06759	240	240	240	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	153,000.00	9.25000	300	300	300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	720,015.69	9.25371	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	1,653,232.76	8.40925	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	33,337,873.20	8.58908	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	1,909,039.72	8.59204	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	111,438.21	10.63343	240	240	239	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	28,688,641.28	8.82177	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Interest Only	729,200.00	8.02965	360	360	359	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Interest Only	997,150.00	8.80562	360	360	360	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	111,392.57	12.29452	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	92,389.15	11.53240	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	767,746.57	10.76160	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	1,092,773.81	11.17540	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	4,872,052.36	11.33980	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	168,801.00	10.68650	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	78,000.00	11.50385	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	59,083.09	12.00000	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	442,270.18	11.90570	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	119,600.00	12.02040	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	2/28 6 Month LIBOR ARM	1,361,786.09	9.61823	360	360	360	N/A	5.94739	24	3.00000	1.00000	16.61823	9.61823	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	1,378,778.95	9.33384	360	360	360	N/A	6.06781	24	3.00000	1.00000	16.33384	9.33384	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	1,239,268.25	8.61727	360	360	359	N/A	6.93899	23	3.00000	1.00000	15.02618	8.13652	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	51,046,794.28	9.16184	360	360	360	N/A	5.95028	24	2.98563	1.00479	16.15799	9.16184	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	32,787,338.19	9.05425	360	360	360	N/A	6.08174	24	3.00000	1.00000	16.05425	9.04057	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	52,109,315.63	9.31406	360	360	360	N/A	5.81270	24	3.00000	1.00000	16.30870	9.30079	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	74,985.28	11.85000	360	480	359	N/A	7.00000	23	3.00000	1.00000	18.85000	11.85000	6 Month LIBOR	6

Initial/ Subsequent	Loan Type	Principal Balance ($)	Current Gross Mortgage Rate (%)	Original Term to Maturity (Months)	Original Amortization Term (Months)	Remaining Term to Maturity (Months)	Original Interest Only Term (Months)	Gross Margin (%)	Months to Next Rate Adjustment Date	Initial Periodic Rate Cap (%)	Periodic Rate Cap (%)	Maximum Mortgage Rate (%)	Minimum Mortgage Rate (%)	Index	Adjustment Frequency (Months)
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	457,780.94	8.95314	360	480	360	N/A	6.59608	24	3.00000	1.00000	15.95314	8.95314	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	15,104,919.60	8.55238	360	480	360	N/A	5.79713	24	2.98621	1.00000	15.55238	8.48936	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	9,386,774.50	8.34096	360	480	360	N/A	5.84347	24	3.00000	1.00000	15.34096	8.31138	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	10,679,958.33	8.56460	360	480	360	N/A	5.51205	24	3.00000	1.00000	15.56460	8.56460	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	279,275.65	8.55490	360	360	359	60	6.80462	23	3.00000	1.00000	14.92089	8.55490	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	7,319,027.92	8.04557	360	360	360	60	5.31477	24	3.00000	1.00000	15.04557	8.04557	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	5,853,731.47	7.97032	360	360	360	60	5.38708	24	3.00000	1.00000	14.97032	7.97032	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	9,128,183.98	8.51010	360	360	360	60	5.43493	24	3.00000	1.00000	15.49012	8.41238	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	41,098.93	8.60000	360	360	360	N/A	5.55000	36	3.00000	1.00000	15.60000	8.60000	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	474,173.16	8.87396	360	360	359	N/A	7.87396	35	3.00000	1.00000	14.87396	8.57539	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	53,327.62	10.99000	360	360	360	N/A	6.80000	36	3.00000	1.00000	17.99000	10.99000	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	2,974,942.26	8.29987	360	360	360	N/A	6.34271	36	3.00000	1.00000	15.23515	8.29987	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	507,301.40	9.02111	360	360	359	N/A	5.54603	35	3.00000	1.00000	16.02111	9.02111	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM 40/30 Balloon	64,437.54	8.80000	360	480	360	N/A	5.95000	36	3.00000	1.00000	15.80000	8.80000	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM 40/30 Balloon	217,700.82	8.55124	360	480	359	N/A	5.10457	35	3.00000	1.00000	15.55124	8.55124	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM 40/30 Balloon	152,483.67	9.90000	360	480	360	N/A	6.30000	36	3.00000	1.00000	16.90000	9.90000	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM Interest Only	770,639.70	7.95407	360	360	360	60	6.39871	36	3.00000	1.00000	14.95407	7.95407	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM Interest Only	360,572.49	8.63042	360	360	360	60	5.08625	36	3.00000	1.00000	15.63042	8.63042	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	33,329.76	8.85000	360	360	360	N/A	4.60000	60	3.00000	1.00000	15.85000	8.85000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	35,357.32	10.75000	360	360	360	N/A	6.80000	60	3.00000	1.00000	17.75000	10.75000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	392,353.21	8.70794	360	360	360	N/A	5.60279	60	3.00000	1.00000	15.70794	8.70794	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM Interest Only	141,096.00	6.87500	360	360	358	120	6.00000	58	3.00000	1.00000	12.87500	6.87500	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM Interest Only	262,638.54	7.54729	360	360	360	120	4.97124	60	3.00000	1.00000	14.54729	7.54729	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM Interest Only	167,148.77	8.37500	360	360	360	120	5.00000	60	3.00000	1.00000	15.37500	8.37500	6 Month LIBOR	6
Subsequent	Fixed Rate Balloon 40/30	170,809.48	9.09685	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 40/30	238,505.09	8.61331	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 40/30	2,833,161.07	8.19726	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 40/30	1,217,634.21	8.55120	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	145,956.59	7.43949	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	1,675,285.81	8.92461	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	122,764.63	8.11516	120	120	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	888,886.40	8.67638	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	174,183.25	7.95000	240	240	239	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	741,367.56	8.06759	240	240	240	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	84,990.90	9.25000	300	300	300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	399,965.88	9.25371	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	918,364.29	8.40925	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	18,519,057.53	8.58908	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	1,060,464.04	8.59204	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	61,903.49	10.63343	240	240	239	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	15,936,427.37	8.82177	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Interest Only	405,067.72	8.02965	360	360	359	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Interest Only	553,912.90	8.80562	360	360	360	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	61,878.14	12.29452	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	51,321.82	11.53240	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	426,480.18	10.76160	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	607,031.56	11.17540	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	2,706,405.89	11.33980	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	93,768.30	10.68650	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	43,328.69	11.50385	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	32,820.42	12.00000	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	245,679.35	11.90570	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	66,437.33	12.02040	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Group II Mortgage Loans

Initial/ Subsequent	Loan Type	Principal Balance ($)	Current Gross Mortgage Rate (%)	Original Term to Maturity (Months)	Original Amortization Term (Months)	Remaining Term to Maturity (Months)	Original Interest Only Term (Months)	Gross Margin (%)	Months to Next Rate Adjustment Date	Initial Periodic Rate Cap (%)	Periodic Rate Cap (%)	Maximum Mortgage Rate (%)	Minimum Mortgage Rate (%)	Index	Adjustment Frequency (Months)
Initial	2/28 6 Month LIBOR ARM	2,748,504.28	9.32129	360	360	360	N/A	6.10228	24	3.00000	1.00000	16.32129	9.32129	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	1,387,255.53	10.55912	360	360	360	N/A	6.50946	24	3.00000	1.00000	17.55912	10.55912	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	644,206.10	9.98854	360	360	359	N/A	6.65382	23	3.00000	1.00000	16.98854	9.98854	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	45,031,445.14	9.08748	360	360	360	N/A	5.84280	24	2.96413	1.01196	16.08102	9.08748	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	22,768,113.95	8.96597	360	360	360	N/A	5.89815	24	3.00000	1.00000	15.96597	8.96597	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM	43,772,017.86	9.34375	360	360	360	N/A	5.64447	24	3.00000	1.00000	16.33308	9.34375	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	198,590.85	9.15000	360	480	360	N/A	6.20000	24	3.00000	1.00000	16.15000	9.15000	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	1,337,893.43	8.89840	360	480	360	N/A	5.58938	24	3.00000	1.00000	15.89840	8.89840	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	22,135,530.13	8.73488	360	480	360	N/A	5.70547	24	2.97595	1.00000	15.73488	8.64756	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	9,788,360.01	8.63881	360	480	360	N/A	5.85128	24	3.00000	1.00000	15.63881	8.63881	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM 40/30 Balloon	14,100,044.17	8.99949	360	480	360	N/A	5.45603	24	3.00000	1.00000	15.99949	8.99949	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	105,836.52	6.99000	360	360	359	60	4.40000	23	3.00000	1.00000	13.99000	6.99000	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	20,429,118.02	8.03621	360	360	360	60	5.16364	24	2.96630	1.01123	15.03621	8.03621	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	10,870,356.00	8.12044	360	360	360	60	5.49979	24	3.00000	1.00000	15.12044	8.04075	6 Month LIBOR	6
Initial	2/28 6 Month LIBOR ARM Interest Only	16,591,389.00	8.37860	360	360	360	60	5.01895	24	3.00000	1.00000	15.37508	8.37508	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	356,430.11	9.09164	360	360	359	N/A	5.95930	35	3.00000	1.00000	16.09164	9.09164	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM	432,000.00	7.55000	360	360	360	N/A	4.45000	36	3.00000	1.00000	14.55000	7.55000	6 Month LIBOR	6
Initial	3/27 6 Month LIBOR ARM Interest Only	360,000.00	7.75000	360	360	359	60	5.85000	35	3.00000	1.00000	14.75000	7.75000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	445,805.76	6.00000	360	360	359	N/A	6.05000	59	1.50000	1.50000	13.00000	6.00000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	279,083.69	8.67453	360	360	359	N/A	4.99566	59	3.00000	1.00000	15.67453	8.67453	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM	608,000.00	7.65000	360	360	360	N/A	5.25000	60	3.00000	1.00000	14.65000	7.65000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM 40/30 Balloon	429,871.38	7.85000	360	480	359	N/A	5.55000	59	3.00000	1.00000	14.85000	7.85000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM Interest Only	188,000.00	8.25000	360	360	360	120	4.90000	60	3.00000	1.00000	15.25000	8.25000	6 Month LIBOR	6
Initial	5/25 6 Month LIBOR ARM Interest Only	68,000.00	9.65000	360	360	360	120	4.75000	60	3.00000	1.00000	16.65000	9.65000	6 Month LIBOR	6
Initial	Fixed Rate Balloon 40/30	599,827.63	7.99000	360	480	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 40/30	120,600.00	9.50000	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	92,800.00	9.15000	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	786,320.00	9.13455	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	119,500.00	8.90000	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	3,267,484.85	9.34342	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	424,000.00	7.65000	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	1,761,703.08	9.10414	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Interest Only	594,000.00	8.15000	360	360	359	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Interest Only	1,007,200.00	8.30663	360	360	360	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	212,921.55	11.56169	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	116,418.91	11.50012	180	360	179	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	109,000.00	9.99000	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	6,803,805.20	11.44164	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	3,985,145.77	11.32649	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Balloon 30/15	10,799,372.70	11.48655	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	538,751.86	11.77943	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	156,599.48	11.42401	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	94,956.61	9.85000	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	705,563.21	11.60117	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Initial	Fixed Rate Fully Amortizing	136,174.18	11.76832	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	2/28 6 Month LIBOR ARM	1,526,783.31	9.32129	360	360	360	N/A	6.10228	24	3.00000	1.00000	16.32129	9.32129	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	770,614.99	10.55912	360	360	360	N/A	6.50946	24	3.00000	1.00000	17.55912	10.55912	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	357,853.95	9.98854	360	360	359	N/A	6.65382	23	3.00000	1.00000	16.98854	9.98854	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	25,014,790.87	9.08748	360	360	360	N/A	5.84280	24	2.96413	1.01196	16.08102	9.08748	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	12,647,597.78	8.96597	360	360	360	N/A	5.89815	24	3.00000	1.00000	15.96597	8.96597	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM	24,315,183.85	9.34375	360	360	360	N/A	5.64447	24	3.00000	1.00000	16.33308	9.34375	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	110,316.44	9.15000	360	480	360	N/A	6.20000	24	3.00000	1.00000	16.15000	9.15000	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	743,194.54	8.89840	360	480	360	N/A	5.58938	24	3.00000	1.00000	15.89840	8.89840	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	12,296,199.99	8.73488	360	480	360	N/A	5.70547	24	2.97595	1.00000	15.73488	8.64756	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	5,437,395.50	8.63881	360	480	360	N/A	5.85128	24	3.00000	1.00000	15.63881	8.63881	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM 40/30 Balloon	7,832,519.14	8.99949	360	480	360	N/A	5.45603	24	3.00000	1.00000	15.99949	8.99949	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	58,791.77	6.99000	360	360	359	60	4.40000	23	3.00000	1.00000	13.99000	6.99000	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	11,348,294.80	8.03621	360	360	360	60	5.16364	24	2.96630	1.01123	15.03621	8.03621	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	6,038,440.02	8.12044	360	360	360	60	5.49979	24	3.00000	1.00000	15.12044	8.04075	6 Month LIBOR	6
Subsequent	2/28 6 Month LIBOR ARM Interest Only	9,216,451.38	8.37860	360	360	360	60	5.01895	24	3.00000	1.00000	15.37508	8.37508	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	197,995.53	9.09164	360	360	359	N/A	5.95930	35	3.00000	1.00000	16.09164	9.09164	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM	239,974.30	7.55000	360	360	360	N/A	4.45000	36	3.00000	1.00000	14.55000	7.55000	6 Month LIBOR	6
Subsequent	3/27 6 Month LIBOR ARM Interest Only	199,978.58	7.75000	360	360	359	60	5.85000	35	3.00000	1.00000	14.75000	7.75000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	247,643.35	6.00000	360	360	359	N/A	6.05000	59	1.50000	1.50000	13.00000	6.00000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	155,029.89	8.67453	360	360	359	N/A	4.99566	59	3.00000	1.00000	15.67453	8.67453	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM	337,741.61	7.65000	360	360	360	N/A	5.25000	60	3.00000	1.00000	14.65000	7.65000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM 40/30 Balloon	238,791.86	7.85000	360	480	359	N/A	5.55000	59	3.00000	1.00000	14.85000	7.85000	6 Month LIBOR	6

Initial/ Subsequent	Loan Type	Principal Balance ($)	Current Gross Mortgage Rate (%)	Original Term to Maturity (Months)	Original Amortization Term (Months)	Remaining Term to Maturity (Months)	Original Interest Only Term (Months)	Gross Margin (%)	Months to Next Rate Adjustment Date	Initial Periodic Rate Cap (%)	Periodic Rate Cap (%)	Maximum Mortgage Rate (%)	Minimum Mortgage Rate (%)	Index	Adjustment Frequency (Months)
Subsequent	5/25 6 Month LIBOR ARM Interest Only	104,433.26	8.25000	360	360	360	120	4.90000	60	3.00000	1.00000	15.25000	8.25000	6 Month LIBOR	6
Subsequent	5/25 6 Month LIBOR ARM Interest Only	37,773.73	9.65000	360	360	360	120	4.75000	60	3.00000	1.00000	16.65000	9.65000	6 Month LIBOR	6
Subsequent	Fixed Rate Balloon 40/30	333,201.89	7.99000	360	480	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 40/30	66,992.83	9.50000	360	480	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	51,550.04	9.15000	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	436,797.66	9.13455	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	66,381.78	8.90000	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	1,815,074.97	9.34342	360	360	360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	235,530.33	7.65000	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	978,619.13	9.10414	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Interest Only	329,964.66	8.15000	360	360	359	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Interest Only	559,495.64	8.30663	360	360	360	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	118,277.09	11.56169	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	64,670.24	11.50012	180	360	179	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	60,549.07	9.99000	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	3,779,487.08	11.44164	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	2,213,732.81	11.32649	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Balloon 30/15	5,999,009.10	11.48655	180	360	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	299,274.53	11.77943	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	86,990.40	11.42401	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	52,748.02	9.85000	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	391,937.57	11.60117	180	180	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Subsequent	Fixed Rate Fully Amortizing	75,644.22	11.76832	360	360	359	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(ii) One-Month LIBOR and Six-Month LIBOR remain constant at 5.199% and 5.423%, respectively; (iii) payments on the certificates are received, in cash, on the 25th day of each month, commencing in July 2006; (iv) there are no delinquencies or losses on the initial mortgage loans, and scheduled payments on the initial mortgage loans are timely received on the first day of each month commencing in July 2006 (v) there are no repurchases or substitutions of the mortgage loans; (vi) the scheduled monthly payment for each mortgage loan is calculated based on its principal balance, gross mortgage rate and remaining amortization term such that such mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of such mortgage loan by its remaining amortization term (after any interest only period); (vii) the indices remain constant at the rates listed above and the mortgage rate on each adjustable rate mortgage loan is adjusted on the next adjustment date (and on subsequent adjustment dates, as necessary) to equal the related index plus the applicable gross margin, subject to the maximum and minimum mortgage rate and the related initial periodic rate cap and periodic rate cap listed above; (viii) with respect to each mortgage loan (other than the fixed rate mortgage loans), the monthly payment on the mortgage loan is adjusted on the due date immediately following the next rate adjustment date (and on subsequent adjustment dates, as necessary) to equal a fully amortizing payment as described in clause (vi) above, except in the case of balloon loans; (ix) payments on the mortgage loans earn no reinvestment return; (x) there are no additional ongoing trust estate expenses payable out of the trust estate; (xi) the mortgage loans experience no prepayment penalties; (xii) no miscellaneous servicing fees are passed through to the certificateholders; (xiii) the certificates will be purchased on June 29, 2006; (xiv) prepayments on the initial mortgage loans represent prepayments in full of individual initial mortgage loans and are received on the last day of each month with 30 days’ interest thereon beginning in June 2006; (xv) the administrative fee rate will be a per annum rate equal to 1.185%; (xvi) for the first distribution date, the fixed payment made by the supplemental interest trust to the Hedge Providers will be based on a 26 day Accrual Period; and (xvii) the subsequent mortgage loans are acquired in July 2006 with the characteristics set forth in the previous tables, with their first scheduled payment date due in August 2006; (xviii) there are no delinquencies or losses on the subsequent mortgage loans, and scheduled payments on the subsequent mortgage loans are timely received on the first day of each month commencing in August 2006; (xix) prepayments on the subsequent mortgage loans represent prepayments in full of individual subsequent mortgage loans and are received on the last day of each month with 30 days’ interest thereon beginning in July 2006; and (xx) the trust fund does not earn interest on the amount on deposit in the pre-funding account.

The actual characteristics and performance of the mortgage loans will differ from the assumptions used in constructing the tables set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the mortgage loans will prepay at a constant level of CPR until maturity or that all of the mortgage loans will prepay at the same level of CPR or prepayment assumption. Moreover, the diverse remaining terms to stated maturity of the mortgage loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of CPR specified, even if the weighted average remaining term to stated maturity of the mortgage loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment experience, will affect the percentages of initial Certificate Balance outstanding over time and the weighted average life of the certificates. Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average life of the certificates, and set forth the percentages of the initial Certificate Balance of the certificates that would be outstanding after each of the dates shown at various percentages of the related prepayment assumption.

Percent of Initial Class A-1A Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	90	86	81	76	71
June 25, 2008	72	59	47	36	23
June 25, 2009	53	35	20	7	0
June 25, 2010	41	28	18	7	0
June 25, 2011	34	21	12	6	0
June 25, 2012	28	16	8	4	0
June 25, 2013	23	12	6	2	0
June 25, 2014	19	9	4	1	0
June 25, 2015	16	7	3	1	0
June 25, 2016	13	5	2	*	0
June 25, 2017	11	4	1	0	0
June 25, 2018	9	3	1	0	0
June 25, 2019	7	2	*	0	0
June 25, 2020	6	2	0	0	0
June 25, 2021	5	1	0	0	0
June 25, 2022	4	1	0	0	0
June 25, 2023	3	*	0	0	0
June 25, 2024	3	*	0	0	0
June 25, 2025	2	0	0	0	0
June 25, 2026	2	0	0	0	0
June 25, 2027	1	0	0	0	0
June 25, 2028	1	0	0	0	0
June 25, 2029	1	0	0	0	0
June 25, 2030	*	0	0	0	0
June 25, 2031	*	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	4.98	3.42	2.55	1.94	1.47
Weighted Average Life in Years(3)(4)	4.62	3.16	2.35	1.79	1.47

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class A-2A Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	75	62	50	37	24
June 25, 2008	26	0	0	0	0
June 25, 2009	0	0	0	0	0
June 25, 2010	0	0	0	0	0
June 25, 2011	0	0	0	0	0
June 25, 2012	0	0	0	0	0
June 25, 2013	0	0	0	0	0
June 25, 2014	0	0	0	0	0
June 25, 2015	0	0	0	0	0
June 25, 2016	0	0	0	0	0
June 25, 2017	0	0	0	0	0
June 25, 2018	0	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	1.51	1.20	1.00	0.88	0.80
Weighted Average Life in Years(3)(4)	1.51	1.20	1.00	0.88	0.80

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class A-2B Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	89	46	5	0
June 25, 2009	66	2	0	0	0
June 25, 2010	23	0	0	0	0
June 25, 2011	0	0	0	0	0
June 25, 2012	0	0	0	0	0
June 25, 2013	0	0	0	0	0
June 25, 2014	0	0	0	0	0
June 25, 2015	0	0	0	0	0
June 25, 2016	0	0	0	0	0
June 25, 2017	0	0	0	0	0
June 25, 2018	0	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	3.47	2.39	2.00	1.76	1.56
Weighted Average Life in Years(3)(4)	3.47	2.39	2.00	1.76	1.56

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class A-2C Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	56
June 25, 2009	100	100	42	0	0
June 25, 2010	100	74	36	0	0
June 25, 2011	99	48	14	0	0
June 25, 2012	77	28	0	0	0
June 25, 2013	58	13	0	0	0
June 25, 2014	43	2	0	0	0
June 25, 2015	30	0	0	0	0
June 25, 2016	19	0	0	0	0
June 25, 2017	11	0	0	0	0
June 25, 2018	3	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	7.92	5.19	3.50	2.33	2.06
Weighted Average Life in Years(3)(4)	7.92	5.19	3.50	2.33	2.06

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class A-2D Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	71	0
June 25, 2010	100	100	100	71	0
June 25, 2011	100	100	100	71	0
June 25, 2012	100	100	97	45	0
June 25, 2013	100	100	65	27	0
June 25, 2014	100	100	44	16	0
June 25, 2015	100	80	30	7	0
June 25, 2016	100	60	20	1	0
June 25, 2017	100	45	13	0	0
June 25, 2018	100	33	6	0	0
June 25, 2019	91	25	2	0	0
June 25, 2020	75	19	0	0	0
June 25, 2021	54	9	0	0	0
June 25, 2022	41	3	0	0	0
June 25, 2023	33	*	0	0	0
June 25, 2024	26	0	0	0	0
June 25, 2025	21	0	0	0	0
June 25, 2026	17	0	0	0	0
June 25, 2027	12	0	0	0	0
June 25, 2028	8	0	0	0	0
June 25, 2029	4	0	0	0	0
June 25, 2030	2	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	16.38	11.29	8.28	5.73	2.35
Weighted Average Life in Years(3)(4)	12.57	8.32	5.99	4.04	2.35

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-1 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	59	28	60	63
June 25, 2011	79	38	10	0	22
June 25, 2012	61	21	0	0	0
June 25, 2013	46	9	0	0	0
June 25, 2014	33	*	0	0	0
June 25, 2015	23	0	0	0	0
June 25, 2016	14	0	0	0	0
June 25, 2017	7	0	0	0	0
June 25, 2018	1	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	7.14	4.74	3.93	4.18	4.42
Weighted Average Life in Years(3)(4)	7.14	4.74	3.93	4.14	3.40

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-2 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	100	78	100
June 25, 2012	100	100	92	44	89
June 25, 2013	100	100	62	26	37
June 25, 2014	100	100	42	4	8
June 25, 2015	100	76	29	0	0
June 25, 2016	100	57	11	0	0
June 25, 2017	100	43	0	0	0
June 25, 2018	100	32	0	0	0
June 25, 2019	85	20	0	0	0
June 25, 2020	70	8	0	0	0
June 25, 2021	54	0	0	0	0
June 25, 2022	43	0	0	0	0
June 25, 2023	35	0	0	0	0
June 25, 2024	28	0	0	0	0
June 25, 2025	18	0	0	0	0
June 25, 2026	8	0	0	0	0
June 25, 2027	2	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	15.95	10.86	7.90	6.07	6.85
Weighted Average Life in Years(3)(4)	12.56	8.31	5.98	4.49	3.41

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-3 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	68	43	26	13
June 25, 2011	83	51	29	15	7
June 25, 2012	69	38	20	9	0
June 25, 2013	57	29	13	0	0
June 25, 2014	47	22	9	0	0
June 25, 2015	39	16	2	0	0
June 25, 2016	32	12	0	0	0
June 25, 2017	27	9	0	0	0
June 25, 2018	22	6	0	0	0
June 25, 2019	18	0	0	0	0
June 25, 2020	15	0	0	0	0
June 25, 2021	12	0	0	0	0
June 25, 2022	9	0	0	0	0
June 25, 2023	7	0	0	0	0
June 25, 2024	1	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.92	5.96	4.61	4.08	3.60
Weighted Average Life in Years(3)(4)	8.30	5.49	4.26	3.81	3.37

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-4 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	68	43	26	13
June 25, 2011	83	51	29	15	*
June 25, 2012	69	38	20	9	0
June 25, 2013	57	29	13	0	0
June 25, 2014	47	22	9	0	0
June 25, 2015	39	16	0	0	0
June 25, 2016	32	12	0	0	0
June 25, 2017	27	9	0	0	0
June 25, 2018	22	0	0	0	0
June 25, 2019	18	0	0	0	0
June 25, 2020	15	0	0	0	0
June 25, 2021	12	0	0	0	0
June 25, 2022	9	0	0	0	0
June 25, 2023	2	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.85	5.91	4.55	3.97	3.41
Weighted Average Life in Years(3)(4)	8.30	5.49	4.24	3.72	3.22

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-5 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	66
June 25, 2010	100	68	43	26	13
June 25, 2011	83	51	29	15	0
June 25, 2012	69	38	20	3	0
June 25, 2013	57	29	13	0	0
June 25, 2014	47	22	1	0	0
June 25, 2015	39	16	0	0	0
June 25, 2016	32	12	0	0	0
June 25, 2017	27	1	0	0	0
June 25, 2018	22	0	0	0	0
June 25, 2019	18	0	0	0	0
June 25, 2020	15	0	0	0	0
June 25, 2021	12	0	0	0	0
June 25, 2022	1	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.76	5.84	4.48	3.87	3.27
Weighted Average Life in Years(3)(4)	8.30	5.49	4.21	3.66	3.12

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-6 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	25
June 25, 2010	100	68	43	26	13
June 25, 2011	83	51	29	15	0
June 25, 2012	69	38	20	0	0
June 25, 2013	57	29	13	0	0
June 25, 2014	47	22	0	0	0
June 25, 2015	39	16	0	0	0
June 25, 2016	32	7	0	0	0
June 25, 2017	27	0	0	0	0
June 25, 2018	22	0	0	0	0
June 25, 2019	18	0	0	0	0
June 25, 2020	15	0	0	0	0
June 25, 2021	4	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.68	5.77	4.41	3.78	3.17
Weighted Average Life in Years(3)(4)	8.30	5.49	4.20	3.62	3.05

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-7 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	25
June 25, 2010	100	68	43	26	0
June 25, 2011	83	51	29	12	0
June 25, 2012	69	38	20	0	0
June 25, 2013	57	29	*	0	0
June 25, 2014	47	22	0	0	0
June 25, 2015	39	16	0	0	0
June 25, 2016	32	0	0	0	0
June 25, 2017	27	0	0	0	0
June 25, 2018	22	0	0	0	0
June 25, 2019	18	0	0	0	0
June 25, 2020	9	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.57	5.68	4.34	3.71	3.08
Weighted Average Life in Years(3)(4)	8.30	5.49	4.20	3.60	3.00

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-8 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	25
June 25, 2010	100	68	43	26	0
June 25, 2011	83	51	29	0	0
June 25, 2012	69	38	13	0	0
June 25, 2013	57	29	0	0	0
June 25, 2014	47	20	0	0	0
June 25, 2015	39	*	0	0	0
June 25, 2016	32	0	0	0	0
June 25, 2017	27	0	0	0	0
June 25, 2018	22	0	0	0	0
June 25, 2019	7	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	8.35	5.53	4.21	3.58	2.97
Weighted Average Life in Years(3)(4)	8.28	5.48	4.17	3.55	2.95

*	Greater than 0% but less than 0.5%.
(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-9 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	8
June 25, 2010	100	68	43	11	0
June 25, 2011	83	51	21	0	0
June 25, 2012	69	38	0	0	0
June 25, 2013	57	19	0	0	0
June 25, 2014	47	0	0	0	0
June 25, 2015	39	0	0	0	0
June 25, 2016	31	0	0	0	0
June 25, 2017	14	0	0	0	0
June 25, 2018	0	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	7.93	5.24	4.00	3.41	2.79
Weighted Average Life in Years(3)(4)	7.93	5.24	4.00	3.41	2.79

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of Initial Class M-10 Certificate Balance Outstanding(1)(5)

	Prepayment Scenario(2)
Distribution Date	50%	75%	100%	125%	150%
Initial Percentage	100	100	100	100	100
June 25, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	0
June 25, 2010	100	68	30	0	0
June 25, 2011	83	51	0	0	0
June 25, 2012	69	15	0	0	0
June 25, 2013	57	0	0	0	0
June 25, 2014	42	0	0	0	0
June 25, 2015	18	0	0	0	0
June 25, 2016	0	0	0	0	0
June 25, 2017	0	0	0	0	0
June 25, 2018	0	0	0	0	0
June 25, 2019	0	0	0	0	0
June 25, 2020	0	0	0	0	0
June 25, 2021	0	0	0	0	0
June 25, 2022	0	0	0	0	0
June 25, 2023	0	0	0	0	0
June 25, 2024	0	0	0	0	0
June 25, 2025	0	0	0	0	0
June 25, 2026	0	0	0	0	0
June 25, 2027	0	0	0	0	0
June 25, 2028	0	0	0	0	0
June 25, 2029	0	0	0	0	0
June 25, 2030	0	0	0	0	0
June 25, 2031	0	0	0	0	0
June 25, 2032	0	0	0	0	0
June 25, 2033	0	0	0	0	0
June 25, 2034	0	0	0	0	0
June 25, 2035	0	0	0	0	0
June 25, 2036	0	0	0	0	0

Weighted Average Life in Years(3)(5)	7.22	4.77	3.65	3.13	2.68
Weighted Average Life in Years(3)(4)	7.22	4.77	3.65	3.13	2.68

(1)	Rounded to the nearest whole percentage.
(2)	As a percentage of the related prepayment assumption.
(3)	The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4)	Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of (x) the principal balance of the initial mortgage loans as of the cut-off date and (y) the original pre-funded amount. See “Description of the Certificates—Optional Termination” herein.
(5)	Assumes that the certificates remain outstanding until maturity.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

The Pooling and Servicing Agreement

The following summary describes certain terms of the pooling and servicing agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the pooling and servicing agreement.

Servicing and Other Compensation

With respect to each mortgage loan and each distribution date, the servicer will be entitled to a servicing fee equal to 1/12 of the servicing fee rate times the principal balance of such mortgage loan as of such date. The servicing fee for each mortgage loan is payable out of the interest payments on such mortgage loan. The servicing fee rate in respect of each mortgage loan will be equal to 0.50% per annum of the outstanding principal balance of such mortgage loan. The servicer will not be entitled to any additional servicing compensation (other than late payment charges) such as prepayment penalties and any such amount, to the extent received by the servicer, will be included in available funds.

With respect to any distribution date, any prepayment interest shortfalls during the preceding calendar month will be covered by the servicer, but only up to the total servicing fee payable to the servicer with respect to such distribution date. These payments are referred to as “compensating interest.” The “prepayment interest shortfall” for any distribution date is equal to the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments in full or in part on the mortgage loans during the portion of the applicable prepayment period in the preceding calendar month. Such shortfalls will result because interest on prepayments in full is required from the borrower only to the date of prepayment, and because no interest is required from the borrower on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related mortgage loans as of the due date in the month of prepayment. No assurance can be given that compensating interest will be sufficient to cover prepayment interest shortfalls for any distribution date.

Purchase of Delinquent Mortgage Loans

The servicer has limited rights, but not the obligation, to purchase mortgage loans from the issuing entity which become 90 days or more delinquent at a price equal to 100% of the outstanding principal balance thereof, plus accrued interest. The servicer has such purchase right only (i) during the 29 day period immediately following the date the mortgage loan becomes 90 days delinquent and (ii) on the date the servicer liquidates the related mortgaged property, and must purchase the most delinquent mortgage loans first before purchasing other less delinquent mortgage loans.

Servicing Defaults

The following events constitute servicing defaults:

(i) any failure by the servicer to make any deposit required to be made under the pooling and servicing agreement, which continues unremedied for a period of three business days after written notice has been given; or

(ii) failure on the part of the servicer duly to observe or perform in any material respect any other covenants or agreements of the servicer set forth in the pooling and servicing agreement, which failure, in each case, materially and adversely affects the interests of certificateholders or the breach of any representation or warranty of the servicer in the pooling and servicing agreement which materially and adversely affects the interests of the certificateholders, and which in either case continues unremedied for a period of 30 days after the date on which written notice has been given; or

(iii) the entry against the servicer of an order for the appointment of a trustee in any insolvency or similar proceeding, and the continuance of this order in effect for a period of 60 consecutive days; or

(iv) the servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or similar person in any insolvency or similar proceeding relating to the servicer or all or substantially all of its property; or the servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v) any other servicer events of default listed in the pooling and servicing agreement.

So long as a servicing default shall not have been remedied within the applicable grace period, with respect to a failure to make a required advance, if such advance is not made by 5:00 P.M., New York time, on the business day immediately following the date the servicer was required to make such advance, the trustee shall terminate the servicer.

In the case of all other servicing defaults, the trustee shall, at the direction of the majority holders, by notice then given in writing to the servicer, terminate the servicer. Upon the termination of the servicer, the trustee, or another successor servicer, shall assume the duties of a successor servicer.

Notice, as required above, may be given (i) to the servicer by the trustee or (ii) to the servicer and the trustee by the holders of certificates evidencing at least 51% of the voting rights.

If the trustee is unwilling or is legally unable to act as successor servicer, the trustee shall appoint or petition a court of competent jurisdiction to appoint a successor servicer satisfying the requirements set forth in the pooling and servicing agreement. Pending appointment of a successor to the servicer, unless the trustee is prohibited by law from so acting, the trustee shall act as successor servicer.

The majority holders may waive any events permitting removal of the servicer, although the majority holders may not waive a default in making a required distribution on a certificate without the consent of the holder of such certificate.

The “majority holders” are holders of certificates evidencing at least 51% of the voting rights. Voting rights are allocated as follows:

•	the Class A Certificates and the Mezzanine Certificates will have 97% of the voting rights (allocated in proportion to the respective then outstanding Certificate Balances);

•	each of the Class CA, Class I and residual certificates will have 1% of the voting rights; and

•	when none of the Class A, mezzanine, Class I or Class CA Certificates are outstanding, 100% of the voting rights will be allocated among holders of the residual certificates.

The servicing rights with respect to the mortgage loans may be pledged by the servicer to a third-party unrelated to the servicer. The pledgee of the servicing rights has the right, at its discretion, to transfer servicing responsibilities to another entity upon the occurrence of a servicer event of default under the pooling and servicing agreement, or upon a default of the servicer or its affiliates under the lending facility between the servicer and the pledgee of the servicing rights, if the pledgee of the servicing rights certifies to the trustee that such entity is a qualified servicer pursuant to the requirements of the pooling and servicing agreement, and such transfer does not cause any of the rating agencies to withdraw, downgrade or qualify the ratings they have assigned to any of the certificates. In addition, in the event of a servicer event of default under the pooling and servicing agreement, the pledgee of the servicing rights will have the right to require the replacement of the servicer, even if the certificateholders have waived the related default.

Limitation on Suits

No certificateholder will have any right to institute any proceedings with respect to the pooling and servicing agreement unless:

•	such certificateholder has previously given written notice to the trustee of a continuing event of default;

•	certificateholders representing not less than 51% of the Certificate Balances of the certificates have made written request to the trustee to institute proceedings in respect of such event of default in its own name as the trustee;

•	such certificateholders have offered to the trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

•	for 60 days after its receipt of such notice of, request and offer of indemnity the trustee has failed to institute any such proceedings; and

•	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the certificateholders representing more than 50% of the Certificate Balances of the certificates.

The Custodian and the Trustee

The custodian or the trustee also may be removed at any time by the majority certificateholders. The custodian or the trustee shall be removed if the custodian or the trustee ceases to be eligible to continue as such under the pooling and servicing agreement or if the custodian or the trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the custodian or the trustee or its property. Any resignation or removal of the custodian or the trustee and appointment of a successor custodian or the trustee, as applicable, will not become effective until acceptance of the appointment by the successor custodian or trustee. The trustee may terminate the custodian at any time for failure to perform its obligations under the pooling and servicing agreement or related agreements provided it or an acceptable successor custodian assumes the obligations of the custodian.

Material Federal Income Tax Consequences

The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the certificates is to be considered only in connection with “Material Federal Income Tax Consequences” in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the certificates. References in this section and in the “ERISA Considerations” section to the code and sections are to the Internal Revenue Code.

REMIC Elections

The trustee will cause one or more REMIC elections to be made with respect to the assets of the issuing entity (excluding the pre-funding account, any capitalized interest account, the hedge agreements and the supplemental interest trust). Dewey Ballantine LLP, tax counsel, will deliver its opinion that, for federal income tax purposes, assuming (i) the REMIC elections are timely made, and (ii) all parties comply with the pooling and servicing agreement, the issuing entity (excluding the pre-funding account, any capitalized interest account, the hedge agreements and the supplemental interest trust) will be treated as one or more REMICs for federal income tax purposes.

A holder of an offered certificate will be treated for tax purposes: (i) as holding an undivided interest in a REMIC regular interest corresponding to that offered certificate and (ii) as having entered into a limited recourse interest rate cap contract (the “Cap Contract”). The REMIC regular interest corresponding to an offered certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that the interest payments on the REMIC regular interest will be determined (i) by setting the maximum interest rate of that REMIC regular interest equal to the related REMIC available funds cap rate as set forth in the pooling and servicing agreement, which may exceed the interest rate on the corresponding offered certificate and (ii) without regard to any interest payments on subsequent mortgage loans in the case of each of the first three distribution dates. As a result of the foregoing, the amount of distributions on the REMIC regular interest corresponding to an offered certificate may exceed the actual amount of distributions on the offered certificate.

Any amount payable on an offered certificate in excess of the amount payable on the corresponding REMIC regular interest will be deemed to have been paid to the holder of that offered certificate pursuant to the Cap Contract. Alternatively, any amount payable on the REMIC regular interest corresponding to an offered certificate in excess of the amount payable on the offered certificate will be treated as having been received by the holder of that offered certificate and then as having been paid by such holder pursuant to the Cap Contract. Consequently, each beneficial owner of an offered certificate will be required to report income accruing with respect to the REMIC regular interest component as discussed under “Material Federal Income Tax Consequences – REMIC Securities – Taxation of Beneficial Owners of REMIC Regular Securities” in the prospectus. In addition, each beneficial owner of an offered certificate will be required to report net income with respect to the Cap Contract component and will be permitted to recognize a net deduction with respect to the Cap Contract component, subject to the discussion under “–Cap Contract” below. Prospective investors should consult their own tax advisors regarding the consequences to them in light of their own particular circumstances of taxing separately the two components comprising each offered certificate.

For federal income tax purposes, the offered certificates (other than the Cap Contract component), as regular interests in a REMIC, are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of offered certificates that otherwise report income under a cash method of accounting will be required to report income with respect to the offered certificates under an accrual method. See “Material Federal Income Tax Consequences – REMIC Securities – Taxation of Beneficial Owners of REMIC Regular Securities” in the prospectus.

Discount and Premium

Certain classes of offered certificates may be issued with original issue discount (“OID”) within the meaning of section 1273(a) of the code. OID will be considered de minimis (and accordingly the provisions of sections 1271 through 1273 and 1275 generally will not apply) if the OID is less than 0.25% of the principal amount of an offered certificate multiplied by its expected weighted average life. A holder of an offered certificate issued with more than a de minimis amount of OID must include any OID in income under a constant yield method, generally in advance of the receipt of the cash attributable to such income. Because regulations regarding the accrual of income on prepayable debt instruments such as the offered certificates have not yet been issued by the Internal Revenue Service, the proper treatment regarding OID and the accrual of income on the offered certificates is not clear. See “Material Federal Income Tax Consequences – Discount and Premium – Original Issue Discount” in the prospectus. The prepayment assumption that will be used in determining the rate of accrual of the OID, if any, on the offered certificates is 100% of the related prepayment assumption for the fixed rate and adjustable rate mortgage loans. No representation is made that any of the mortgage loans will prepay at this rate or any other rate. A subsequent purchaser who buys an offered certificate for more than its remaining stated redemption price at maturity may be subject to the “market premium” rules of the code. See “Material Federal Income Tax Consequences – Discount and Premium – Securities Purchased at a Premium” in the prospectus. A subsequent purchaser who buys an offered certificate with more than a de minimis amount of “market discount” will be subject to the “market discount” rules of the code. See “Material Federal Income Tax Consequences – Discount and Premium – Market Discount” in the prospectus.

Cap Contract

The holders of the offered certificates must allocate the purchase price of their certificates between the REMIC regular interest component and Cap Contract component based on their relative fair market values. The purchase price allocated to the REMIC regular interest component will be the issue price of the offered certificates for calculating accruals of OID. See “Material Federal Income Tax Consequences — Discount and Premium — Original Issue Discount” in the prospectus.

The Issuing Entity intends to treat the Cap Contract as a notional principal contract for federal income tax purposes. Treasury Regulations under section 446 of the code relating to notional principal contracts (the “Notional Principal Contract Regulations”) provide that taxpayers, regardless of their method of accounting, generally must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. Any amounts payable to a holder from the Cap Contract will be periodic payments. The portion of a holder’s purchase price allocated to the Cap Contract will be treated as a nonperiodic payment under the Notional Principal Contract Regulations. Such a nonperiodic payment may be amortized using several methods, including the level payment method described in the Notional Principal Contract Regulations. To the extent the sum of the periodic payments for any year exceeds that year’s amortized cost of the Cap Contract, such excess represents net income for that year. Conversely, to the extent that the amount of that year’s amortized cost exceeds the sum of the periodic payments, such excess shall represent a net deduction for that year. Although not clear, net income or a net deduction should be treated as ordinary income or as an ordinary deduction.

A holder’s ability to recognize a net deduction with respect to the Cap Contract is limited under sections 67 and 68 of the code in the case of (i) estates and trusts and (ii) individuals owning an interest in such component directly or through a “pass-through entity” (other than in connection with such individual’s trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a holder will not be able to recognize a net deduction with respect to the Cap Contract in computing the holder’s alternative minimum tax liability.

Because a beneficial owner of an offered certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Cap Contract but may not be able to deduct that amount from income, a beneficial owner of an offered certificate may have income that exceeds cash distributions on the offered certificate, in any period and over the term of the offered certificate. As a result, the offered certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Cap Contract would be subject to the limitations described above.

Alternative federal income tax characterization of the Cap Contract is possible, including treatment of the Cap Contract as debt of the supplemental interest trust or an interest in a partnership. The amount, timing and character of the income and deductions for a Class A or Class M Certificateholder with respect to the Cap Contract would differ if the Cap Contract was held to constitute indebtedness or an interest in a partnership. Because the Issuing Entity will treat the Cap Contract as a right to receive amounts under a notional principal contract, the servicer will not attempt to satisfy the tax reporting requirements that would apply under these alternative characterizations of the Cap Contract. Investors, including those that are foreign persons, should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the Class A and Mezzanine Certificates.

The offered certificates (other than the Cap Contract component) possess special tax attributes by virtue of the REMIC provisions of the code. See “Material Federal Income Tax Consequences –REMIC Securities – Special Tax Attributes” in the prospectus. The Cap Contract component will not constitute: (i) a “real estate asset” within the meaning of section 856(c)(5)(B) of the code if held by a real estate investment trust; (ii) a “qualified mortgage” within the meaning of section 860G(a)(3) of the code or a “permitted investment” within the meaning of section 860G(a)(5) of the code if held by a REMIC; or (iii) assets described in section 7701(a)(19)(C)(xi) of the code if held by a thrift. In addition, as a result of the obligations represented by the Cap Contract components, the offered certificates generally will not be a suitable investment for a REMIC. Moreover, other special rules may apply to certain investors, including dealers in securities and dealers in notional principal contracts.

Upon the sale, exchange, or other disposition of an offered certificate, the beneficial owner of the certificate must allocate the amount realized between the two investment components of the certificate based on the relative fair market values of those components at the time of sale, exchange, or other disposition and must treat the sale, exchange or other disposition as a sale, exchange or disposition of the REMIC regular interest component and the Cap Contract. Assuming that the certificate is held as a “capital asset” within the meaning of section 1221 of the code, gain or loss on the disposition of an interest in the Cap Contract should be capital gain or loss. Upon the sale, exchange, or other disposition of the regular interest component of an offered certificate, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, or other disposition and such seller’s adjusted basis in the regular interest component. The adjusted basis generally will equal the seller’s cost, increased by any original issue discount or market discount previously included in the seller’s income, and reduced by distributions previously received by the seller of amounts included in the stated redemption price at maturity of the regular interest component and further reduced by any bond premium amortized by the seller as an offset to interest income on the regular interest component.

Other Matters

For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see “Material Federal Income Tax Consequences—Taxes on a REMIC Trust–Reporting and Other Administrative Matters,” “— Backup Withholding” and “—Foreign Investors — Grantor Trust Securities and REMIC Regular Securities” in the prospectus.

ERISA Considerations

Investors may wish to review the material set forth in this section together with the information in the section “ERISA Considerations” in the prospectus.

A fiduciary of any pension, profit sharing or other employee benefit plans subject to ERISA, or any other person investing plan assets of any such plan, including an insurance company investing through its general or separate accounts, may wish to review with its legal advisors whether the purchase or holding of underwritten certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or section 4975 of the code.

The Department of Labor has issued to each of the underwriters an individual prohibited transaction exemption which, as described under the section “ERISA Considerations-Certificates” in the prospectus, provides exemptive relief for certain transactions relating to investments in pass-through certificates issued by trusts which hold obligations such as the mortgage loans. An underwriter’s exemption will not apply until the expiration of the pre-funding period. Accordingly, until such time, the underwritten certificates may not be purchased with plan assets. Any investor purchasing underwritten certificates prior to the expiration of such period is hereby deemed to represent that it is not purchasing such certificates with plan assets. Before purchasing an underwritten certificate based on an underwriter’s exemption, a fiduciary of a plan should itself confirm (1) that such certificate constitutes a certificate for purposes of the underwriter’s exemption and (2) that the conditions and other requirements set forth in the underwriter’s exemption would be satisfied.

The rating of the underwritten certificates may change. If any such class of underwritten certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under an underwriter’s exemption. Although a plan that had purchased a certificate of such class when it had a permitted rating would not be required by the underwriter’s exemption to dispose of it, certificates of such class could no longer be purchased with plan assets unless the purchaser was an insurance company general account and the conditions for exemptive relief under Sections I and III of Prohibited Transaction Class Exemption 95-60 were satisfied.

Any person purchasing a certificate and the right to receive payments from the supplemental interest trust will have acquired, for purposes of ERISA, the certificate without the right to receive payments from the supplemental interest trust, together with the right to receive payments from the supplemental interest trust. An underwriter’s exemption may not apply to the acquisition, holding or resale of the right to receive payments from the supplemental interest trust. Accordingly, the acquisition of the right to receive payments from the supplemental interest trust by a plan could result in a prohibited transaction unless another administrative exemption to ERISA’s prohibited transaction rules is applicable. One or more alternative exemptions may be available with respect to the initial purchase, holding and resale of the right to receive payments from the supplemental interest trust, including, but not limited to:

•	Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds;

•	Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

•	Prohibited Transaction Class Exemption 84-14, regarding transactions negotiated by qualified professional asset managers;

•	Prohibited Transaction Class Exemption 96-23, regarding transactions negotiated by in-house asset managers;

•	Prohibited Transaction Class Exemption 75-1, Part II, regarding principal transactions by broker-dealers; or

•	Prohibited Transaction Class Exemption 95-60, regarding investments by insurance company general accounts.

Any plan fiduciary considering the purchase of underwritten certificates may wish to consult with its counsel as to the potential applicability of ERISA, the Internal Revenue Code, the underwriter’s exemption and other administrative exemptions prior to making an investment in these certificates and the right to receive payments from the supplemental interest trust. Moreover, each plan fiduciary may wish to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the underwritten certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio.

The sale of the underwritten certificates to a plan is in no respect a representation by us that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan or that this investment is appropriate for plans generally or any particular plan.

Method of Distribution

Subject to the terms and conditions set forth in an underwriting agreement, dated June 22, 2006, among the sponsor, the depositor and the underwriters named below, the depositor has agreed to sell to the underwriters and each of the underwriters has severally agreed to purchase from the depositor, the principal amount of the underwritten certificates set forth opposite its name below:

Underwriter	Class A-1A Certificates Principal Amount	Class A-2A Certificates Principal Amount
Greenwich Capital Markets, Inc.	$244,186,246	$49,964,340
Deutsche Bank Securities, Inc.	174,440,549	35,693,276
Wachovia Capital Markets, LLC	174,440,549	35,693,276
Morgan Stanley & Co. Incorporated	6,104,656	1,249,109

Total	$599,172,000	$122,600,000

Underwriter	Class A-2B Certificates Principal Amount	Class A-2C Certificates Principal Amount
Greenwich Capital Markets, Inc.	$37,493,632	$33,744,269
Deutsche Bank Securities, Inc.	26,784,513	24,106,062
Wachovia Capital Markets, LLC	26,784,513	24,106,062
Morgan Stanley & Co. Incorporated	937,341	843,607

Total	$92,000,000	$82,800,000

Underwriter	Class A-2D Certificates Principal Amount	Class M-1 Certificates Principal Amount
Greenwich Capital Markets, Inc.	$10,281,406	$27,121,752
Deutsche Bank Securities, Inc.	7,344,779	19,375,102
Wachovia Capital Markets, LLC	7,344,779	19,375,102
Morgan Stanley & Co. Incorporated	257,035	678,044

Total	$25,228,000	$66,550,000

Underwriter	Class M-2 Certificates Principal Amount	Class M-3 Certificates Principal Amount
Greenwich Capital Markets, Inc.	$7,396,842	$6,500,255
Deutsche Bank Securities, Inc.	5,284,119	4,643,619
Wachovia Capital Markets, LLC	5,284,119	4,643,619
Morgan Stanley & Co. Incorporated	184,921	162,506

Total	$18,150,000	$15,950,000

Underwriter	Class M-4 Certificates Principal Amount	Class M-5 Certificates Principal Amount
Greenwich Capital Markets, Inc.	$6,500,255	$4,482,934
Deutsche Bank Securities, Inc.	4,643,619	3,202,496
Wachovia Capital Markets, LLC	4,643,619	3,202,496
Morgan Stanley & Co. Incorporated	162,506	112,073

Total	$15,950,000	$11,000,000

Underwriter	Class M-6 Certificates Principal Amount	Class M-7 Certificates Principal Amount
Greenwich Capital Markets, Inc.	$3,810,494	$2,913,907
Deutsche Bank Securities, Inc.	2,722,122	2,081,623
Wachovia Capital Markets, LLC	2,722,122	2,081,623
Morgan Stanley & Co. Incorporated	95,262	72,848

Total	$9,350,000	$7,150,000

Underwriter	Class M-8 Certificates Principal Amount
Greenwich Capital Markets, Inc.	$3,810,494
Deutsche Bank Securities, Inc.	2,722,122
Wachovia Capital Markets, LLC	2,722,122
Morgan Stanley & Co. Incorporated	95,262

Total	$9,350,000

The class M-9 certificates, class M-10 certificates, and class M-11 certificates are not being underwritten by the underwriters. The class M-9 certificates, class M-10 certificates, and class M-11 certificates may be resold from time to time in negotiated transactions at prices to be determined at the time of the related transaction. This prospectus supplement and the prospectus also cover the resale of the class M-9 certificates, class M-10 certificates, and class M-11 certificates from time to time by an affiliate of the seller and servicer.

The depositor has been advised that the underwriters propose initially to offer the underwritten certificates to the public at the respective offering prices set forth on the cover of this prospectus supplement and to dealers at those prices less a selling concession not to exceed the percentage of the certificate denomination set forth below, and that the underwriters may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the certificate denomination set forth below:

Class	Selling Concession	Reallowance Discount
A-1A	0.1200000%	0.0800000%
A-2A	0.1260000%	0.0840000%
A-2B	0.1320000%	0.0880000%
A-2C	0.1320000%	0.0880000%
A-2D	0.1380000%	0.0920000%
M-1	0.1380000%	0.0920000%
M-2	0.1500000%	0.1000000%
M-3	0.1650000%	0.1100000%
M-4	0.1800000%	0.1200000%
M-5	0.2100000%	0.1400000%
M-6	0.2400000%	0.1600000%
M-7	0.2700000%	0.1800000%
M-8	0.3167493%	0.2111662%

After the initial public offering of the underwritten certificates, the public offering prices, concessions and reallowances may be changed.

The underwriting agreement provides that the underwriters’ obligations hereunder are subject to certain conditions precedent, and that the underwriters will be obligated to purchase all of the underwritten certificates if any are purchased.

Until the distribution of the offered certificates is completed, rules of the SEC may limit the ability of the underwriters and certain selling group members to bid for and purchase the certificates. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize the price of the underwritten certificates. Those transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the underwritten certificates.

In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of those purchases.

Neither the depositor nor any underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the certificates. In addition, neither the depositor nor any underwriter makes any representation that the underwriters will engage in those transactions or that those transactions, once commenced, will not be discontinued without notice.

It is expected that delivery of the underwritten certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and upon request through Clearstream S.A. and the Euroclear System, on or about June 29, 2006, against payment therefor in immediately available funds.

The underwriting agreement provides that the depositor will indemnify the underwriters, and that under limited circumstances, the underwriters will indemnify the depositor, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue or provide the certificateholders with sufficient liquidity of investment. The primary source of information available to investors concerning the offered certificates will be the monthly statements discussed in the prospectus under “Description of the Certificates—Reports to Certificateholders,” which will include information as to the outstanding principal balance ( or notional balance) of the offered certificates. There can be no assurance that any additional information regarding the offered certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the offered certificates will be generally available on an ongoing basis. The limited nature of such information regarding the offered certificates may adversely affect the liquidity of the offered certificates, even if a secondary market for the offered certificates becomes available.

Immediately prior to the transfer of the mortgage loans to the issuing entity, certain of the mortgage loans were subject to financing arrangements provided by affiliates of one or more of the underwriters. A portion of the proceeds from the sale of the underwritten certificates to the underwriters will be used to repay the financing. Any underwriter may retain the underwritten certificates, purchase the underwritten certificates for its own account or sell the underwritten certificates to an affiliate of such underwriter. In addition, any affiliate of an underwriter may purchase the underwritten certificates directly from the issuing entity.

Certain Legal Matters

Certain legal matters relating to the certificates will be passed upon for the sponsor, the servicer and the depositor by Dewey Ballantine LLP, New York, New York, and for the underwriters by McKee Nelson LLP.

Ratings

It is a condition to the issuance of the offered certificates that each of the offered certificates be rated the ratings listed on page S-11 of this prospectus supplement.

S&P’s ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of payments required under the pooling and servicing agreement. S&P’s ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. S&P’s rating on the certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See “Certain Yield and Prepayment Considerations” herein. The ratings issued by S&P on payment of principal and interest do not cover the payment of any prepayment interest shortfalls, any Relief Act shortfalls or the Available Funds Cap Shortfall.

The rating process of Moody’s addresses the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. The ratings assigned to the certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield. The ratings do not address the likelihood that certificateholders will be paid the Available Funds Cap Shortfall.

A securities rating by Fitch addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the offered certificates do not, however, constitute statements regarding the likelihood of frequency of prepayments on the mortgage loans, the payments of the Available Funds Cap Shortfalls or the possibility that a holder of an offered certificate might realize a lower than anticipated yield.

The depositor has not requested a rating on the certificates by any rating agency other than S&P, Moody’s and Fitch. However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by S&P, Moody’s and Fitch.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the certificates.

Legal Investment

The Class A and Mezzanine Certificates are not expected to be considered “mortgage related securities” for purposes of SMMEA.

We make no representations as to the proper characterization of the certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the certificates constitute a legal investment or are subject to investment, capital or other restrictions.

See “Legal Investment” in the prospectus.

Annex I

Global Clearance, Settlement and Tax Documentation Procedures

Except in certain limited circumstances, the globally offered certificates will be available only in book-entry form. Investors in the global certificates may hold such global certificates through any of The Depository Trust Company, and upon request through Clearstream or Euroclear. The global certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors global certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional EuroCertificate practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding global certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage certificate issues.

Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global certificates will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear (in such capacity) and as DTC participants.

Non-U.S. holders (as described below) of global certificates will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All global certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the global certificates will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC participants.

Investors electing to hold their global certificates through DTC will follow the settlement practices applicable to other collateralized mortgage certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their global certificates through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional EuroCertificates, except that there will be no temporary global security and no “lock-up” or restricted period. global certificates will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior collateralized mortgage certificate issues in same-day funds.

Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional EuroCertificates in same-day funds.

Trading between DTC seller and Clearstream or Euroclear purchaser. When global certificates are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the global certificates against payment. Payment will include interest accrued on the global certificates from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC participant’s account against delivery of the global certificates. After settlement has been completed, the global certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear participant’s account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global certificates will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global certificates are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the global certificates were credited to their accounts. However, interest on the global certificates would accrue from the value date. Therefore, in many cases the investment income on the global certificates earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant’s or Euroclear participant’s particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global certificates to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global certificates are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the global certificates to the DTC participant’s account against payment. Payment will include interest accrued on the global certificates from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase global certificates from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system’s customary procedures;

(b) borrowing the global certificates in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global certificates sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

(c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of the certificates holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless:

(i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. You should consult your own tax advisors for specific advice regarding the holding and disposing of the securities.

Exemption for Non- U.S. Persons - Form W-8BEN.

Beneficial owners of global securities that are Non-U.S. Persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstances renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

Exemption for Non-U.S. Persons with effectively connected income - Form W-8ECI

A Non-U.S. Person may claim an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States). The Form W-8ECI is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8ECI changes, a new Form W-8ECI must be filed within 30 days of the change.

Exemption or reduced rate for Non-U.S. Persons resident in treaty countries - Form W-8BEN.

A Non-U.S. Person may claim treaty benefits by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstances renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

Exemption for U.S. Persons (Form W-9).

U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

A “U.S. Person” is:

(i) a citizen or resident of the United States;

(ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof;

(iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

(iv) a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust.

A “Non-U.S. Person” is any person who is not a U.S. Person.

NovaStar Mortgage Funding Trust, Series 2006-3

NovaStar Mortgage, Inc.

Sponsor and Servicer

NovaStar Mortgage Funding Corporation

Depositor

$1,089,000,000

Asset-Backed Certificates,

Series 2006-3

Prospectus Supplement

RBS Greenwich	Capital Deutsche Bank	Securities Wachovia Securities

(Joint Lead Managers and Joint Book-Runners)

Morgan Stanley

(Co-Manager)

We suggest that you rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the securities offered hereby in any state where the offer is not permitted. Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the securities offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

PROSPECTUS

NovaStar Mortgage Funding Corporation

NovaStar Certificates Financing Corporation

Depositors

NovaStar Home Equity

Loan Asset-Backed Securities

Issuable in Series

You should read the section entitled “ Risk Factors” starting on page 5 of this prospectus before making a decision to invest in the closed-end or revolving home equity securities.

The Trusts

NovaStar Mortgage Funding Corporation or NovaStar Certificates Financing Corporation will establish a separate trust for each series of securities to hold the assets for that series. The assets for a series will be specified in the prospectus supplement and will generally consist of:

•	mortgage loans secured by first or subordinate liens on one- to four-family residential properties or condominiums,

•	loans secured by manufactured housing, home improvement retail installment sales contracts or shares issued by cooperative housing corporations,

•	mortgage-related securities backed or secured by the foregoing, or

•	credit enhancements such as insurance policies, letters of credit or reserve funds.

The Securities

Each of NovaStar Mortgage Funding Corporation and NovaStar Certificates Financing Corporation, as depositor, will sell either mortgage pass-through certificates or mortgage-backed notes pursuant to a prospectus supplement. Each issue of securities will have its own series designation and will evidence either ownership of assets in the related trust fund or a debt obligation secured by assets of the related trust fund. Each series of securities will be issued in one or more classes. A prospectus supplement for a series will specify all of the terms of the series and of each class in the series.

This prospectus may not be used to consummate sales of securities unless accompanied by the prospectus supplement relating to the offering of the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NovaStar Mortgage Funding Corporation

NovaStar Certificates Financing Corporation

The date of this prospectus is June 16, 2006

i

ii

SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospectus supplement.

The Depositors

Either NovaStar Mortgage Funding Corporation or NovaStar Certificates Financing Corporation, as depositors, will establish the issuing entities, act as a conduit for the assets that will secure the securities and cause the issuing entities to issue the securities. Each entity acting as depositor is a wholly-owned subsidiary of the sponsor. The principal executive address of each depositor is located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, telephone no. (816) 237-7000.

The Sponsor and Servicer

NovaStar Mortgage, Inc. will act as the sponsor, meaning that it will be the primary source of the loans that will secure each series of securities that are issued. NovaStar Mortgage, Inc. will also act as the servicer of the loans.

Securities Offered

Each series of securities will consist of one or more classes of ownership securities or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuing entity. Ownership securities will be issued in the form of certificates. Debt securities represent indebtedness secured by the assets of the issuing entity. Debt securities will be issued in the form of bonds.

Each series of securities will be issued in one or more classes, one or more of which may be classes of:

•	fixed-rate or adjustable-rate securities,

•	compound-interest or accrual securities,

•	planned-amortization-class securities,

•	targeted-amortization securities,

•	non-accelerating securities,

•	zero-coupon securities,

•	principal-only securities,

•	interest-only securities,

•	prepayment-only securities,

•	participating securities,

•	senior securities, or

•	subordinated securities.

The interest rate, principal balance, notional balance, minimum denomination and form of each class of securities will be described in the accompanying prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

The Loans

Each issuing entitywill hold one or more pools of loans, which may include:

•	mortgage loans or manufactured housing contracts secured by one-to-four family residential properties, condominium units and/or manufactured homes,

•	mortgage loans secured by security interests in shares issued by private, non-profit cooperative housing corporations,

•	mortgage loans secured by junior liens on the mortgaged properties,

•	mortgage loans with high loan-to-value ratios in excess of the appraised value of the mortgaged property,

•	home improvement retail installment contracts,

•	closed-end or revolving home equity loans, and

•	private securities backed by mortgage loans or contracts.

Each depositor will direct the issuing entity to acquire the loans from the depositor. Each depositor will acquire the loans from its parent, NovaStar Mortgage.

The loans may be divided into two or more groups of loans with different groups backing or securing different classes of securities.

Some or all of the mortgage loans may be “alt-A” or “non-conforming” credits that do not satisfy the creditworthiness requirements for “A” businesses established by Fannie Mae or Freddie Mac.

Distributions on the Securities

Owners of securities will be entitled to receive payments in the manner described in the accompanying prospectus supplement, which will specify:

•	whether distributions will be made monthly, quarterly, semi-annually or at other intervals and dates,

•	the amount allocable to payments of principal and interest on any distribution date, and

•	whether distributions will be made on a pro rata, random lot or other basis.

Credit Enhancement

A series of securities, or classes within a series, may have the benefit of one or more types of credit enhancement, including:

•	the use of excess interest to cover losses and to create over-collateralization,

•	the subordination of distributions on the lower classes to the distributions on more senior classes,

•	the allocation of losses on the underlying loans to the lower classes,

•	the use of excess cash flow from one group of loans to cover shortfalls on other groups of loans,

•	the use of cross support, reserve funds, mortgage insurance policies, financial guarantee insurance policies, guarantees or letters of credit, and

•	interest rate swap agreements or cap agreements to hedge against interest rate risks or currency swap risks.

The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

Redemption or Repurchase of Securities

One or more classes of securities may be redeemed or repurchased in whole or in part at the times described in the prospectus supplement and at a price at least equal to the amount necessary to pay all principal and interest on the redeemed classes.

Legal Investment

The accompanying prospectus supplement will state whether or not the securities will constitute “mortgage related securities” under the Secondary Mortgage Market Enhancement Act of 1984.

Considerations For Benefit Plan Investors

If you are buying the offered securities on behalf of an individual retirement account, Keogh plan or employee benefit plan, special rules may apply to you. These rules are described in general in this prospectus under the caption “Considerations for Benefit Plan Investors.” Due to the complexity of regulations that govern these plans, if you are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), you are urged to consult your own counsel regarding any consequences under ERISA of the acquisition, ownership and disposition of the securities of any series offered by this prospectus and the related prospectus supplement.

Federal Income Tax Consequences

Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

•	interests in a trust treated as a grantor trust,

•	“regular interests” or “residual interests” in a trust treated as one or more “real estate mortgage investment conduits” (“REMIC”),

•	debt issued by the issuing entity, or

•	interests in an issuing entity which is treated as a partnership.

Ratings

The securities offered by this prospectus and the accompanying prospectus supplement will be rated at the time of issuance in one of the four highest rating categories by at least one statistical rating organization.

RISK FACTORS

You should consider the following risk factors prior to any purchase of any class of securities. You should also consider the information under the caption “Risk Factors” in the accompanying prospectus supplement.

Your investment in any security may be an illiquid investment; you should be prepared to hold your security to maturity.

A secondary market for the securities is unlikely to develop. If it does develop, it may not provide you with sufficient liquidity of investment or continue for the life of these securities. The underwriters may establish a secondary market in the securities, although no underwriter will be obligated to do so. We neither expect to list the securities on any securities exchange nor to have the securities quoted in the automated quotation system of a registered securities association.

The assets of the trust fund will be limited and, if the assets become insufficient to service the securities, losses may result.

The securities will be payable solely from the assets of the trust fund. Neither depositor nor any other person will be obligated to make payments to the security holders, except to the extent of any credit enhancement as specifically provided in the prospectus supplement. Consequently, security holders must rely solely upon the assets of the trust fund for the payment of principal and interest on the securities.

As a result of prepayment on the loans or early redemption of the securities, you could be fully paid significantly earlier than would otherwise be the case, which may adversely affect the yield on the maturity on your securities.

The yield to maturity of the securities may be adversely affected by a higher or lower than anticipated rate of prepayments on the loans. The yield to maturity on interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the loans.

The underlying loans may be prepaid in full or in part at any time, although prepayment may require the borrower to pay a prepayment penalty or premium. These penalties may or may not be property of the issuing entity. The accompanying prospectus supplement will state whether or not such penalties will be available to fund distributions owing to you. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayments that a trust fund will experience.

Prepayments may result from mandatory prepayments relating to unused monies held in pre-funding accounts, voluntary early payments by borrowers, including payments in connection with refinancings, sales of mortgaged properties subject to “due-on-sale” provisions and liquidations due to default, as well as the receipt of proceeds from insurance policies. In addition, repurchases or purchases from the issuing entity of loans or the payment of substitution adjustments will have the same effect on the securities as a prepayment of the loans.

One or more classes of securities of any series may be subject to optional or mandatory redemption or auction sale in whole or in part, on or after a specified date, or on or after the time when the aggregate outstanding principal amount of the underlying loans or the securities is less than a specified amount. You will bear the risk of reinvesting unscheduled distributions resulting from redemption.

Any of the foregoing principal prepayments may adversely affect the yield to maturity of the prepaid securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that you will be able to reinvest these prepayments at a yield equaling or exceeding the yield on your securities.

The types of mortgage loans included in the trust fund related to your securities may be especially prone to defaults which may expose your securities to greater losses.

The types of mortgage loans included in the trust fund may have a greater likelihood of delinquency and foreclosure, and greater likelihood of loss in the event of delinquency and foreclosure. If the mortgaged properties fail to provide adequate security for the mortgage loans included in a trust fund, any resulting losses, to the extent not covered by credit support, will be allocated to the related securities in the manner described in the related prospectus supplement and consequently would adversely affect the yield to maturity on those securities. The prospectus supplement for each series of securities will describe the mortgage loans which are to be included in the trust fund for each series of securities.

In the event of foreclosure, the value of the property securing high LTV loans may be insufficient which may expose your securities to losses.

High LTV loans are mortgage loans with loan-to-value ratios in excess of 80% and as high as 125% and not insured by primary mortgage insurance policies. High LTV loans with combined loan-to-value ratios in excess of 100% may have been originated with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property and are underwritten with an emphasis on the creditworthiness of the related borrower. If these mortgage loans go into foreclosure and are liquidated, there may be no amounts recovered from the related mortgaged property unless the value of the property increases or the principal amount of the related senior liens have been reduced such as to reduce the current combined loan-to-value ratio of the related mortgage loan to below 100%.

Credit enhancement, even if provided, will in any event be limited in both amount and scope of coverage, and may not be sufficient to cover all losses or risks on your investment.

Credit enhancement may be provided in limited amounts to cover some, but not all, types of losses on the underlying loans and, in most cases, will reduce over time in accordance with a schedule or formula. Furthermore, credit enhancement may provide only very limited coverage as to some types of losses, and may provide no coverage as to other types of losses. Generally, credit enhancement does not directly or indirectly guarantee to the investors any specified rate of prepayments, which is one of the principal risks of your investment. The amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and any other information will be described in the accompanying prospectus supplement.

Property values may decline, leading to higher losses on the loans.

An investment in the securities, which are backed by residential real estate loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower’s failure to maintain the property or a natural disaster, among other things. If property values were to decline, the rates of delinquencies and foreclosures may rise, thereby increasing the likelihood of loss. If these losses are not covered by any credit enhancement, you will bear all risk of these losses and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted loans.

Foreclosure on mortgaged properties involves delays and expense and could cause losses on the loans.

Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, all of which will reduce the amount of the net recovery by the trust.

Environmental conditions on the mortgaged property may give rise to liabilities.

Real property pledged as security to a lender may be subject to environmental risks which could cause losses on your securities. Under the laws of some states, contamination of a mortgaged property may give rise to a lien on the mortgaged property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner’s interest against the property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an “owner” or “operator,” for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also will increase its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

State and federal credit protection laws may limit collection of principal and interest on the loans.

Residential mortgage lending is highly regulated at both the federal and state levels and violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the amounts due on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuing entity, as the owner of the loan, to damages and administrative enforcement. The occurrence of any of the foregoing could cause losses on your securities.

The Servicemembers Civil Relief Act may limit the ability to collect on the loans.

The terms of the Servicemembers Civil Relief Act, or similar state legislation, benefit mortgagors who enter military service after the origination of his or her loan, including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty. These mortgagors may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor’s active duty status, unless a court orders otherwise upon application of the lender. The implementation of the Servicemembers Civil Relief Act could have an adverse effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

In addition, the Servicemembers Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor’s period of active duty status. Thus, in the event that these loans go into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

Ratings are not recommendations; the ratings assigned to your securities may be lowered or withdrawn.

Each series of securities will be rated in one of the four highest rating categories by one or more rating agencies. Any rating would be based on, among other things, the adequacy of the value of the assets and any credit enhancement. A rating is not a recommendation to purchase, hold or sell securities, because it does not address market price or suitability for a particular investor.

The ratings assigned to the securities will be based on, among other things, the adequacy of the value of the trust fund and any credit enhancement. Any rating which is assigned may not remain in effect for any given period of time or may be lowered or withdrawn entirely by the rating agencies if, in their judgment, circumstances in the future so warrant. Ratings may also be lowered or withdrawn because of an adverse change in the financial or other condition of a provider of credit enhancement or a change in the rating of a credit enhancement provider’s long term debt.

ERISA may restrict the acquisition, ownership and disposition of securities.

Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of benefit plans. Due to the complexity of regulations that govern benefit plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of securities.

The registration of mortgages under the MERS system may result in delays and additional costs in commencing, prosecuting and completing foreclosure proceedings.

The assignment of mortgages to Mortgage Electronic Registration Systems, Inc. (“MERS”) is a new practice in the mortgage lending industry. The servicer will be able to commence foreclosure proceedings on MERS-registered mortgages when necessary and appropriate. Public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds and increase the amount of realized losses on the mortgaged loans.

THE DEPOSITORS

NovaStar Mortgage Funding Corporation, was incorporated in the State of Delaware on January 7, 1998. NovaStar Mortgage Funding Corporation is a wholly-owned subsidiary of NovaStar Mortgage, Inc., a Virginia corporation with its headquarters in Kansas City, Missouri. NovaStar Mortgage Funding Corporation’s principal executive offices are located at NovaStar Mortgage Funding Corporation, 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. Its telephone number is (816) 237-7000.

NovaStar Certificates Financing Corporation, was formed in the State of Delaware on December 3, 1997. NovaStar Certificates Financing Corporation is a wholly-owned subsidiary of NovaStar Mortgage, Inc., a Virginia corporation with its headquarters in Kansas City, Missouri. The depositor’s principal executive offices are located at NovaStar Certificates Financing Corporation, 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. Its telephone number is (816) 237-7000.

THE SPONSOR AND SERVICER

The sponsor, NovaStar Mortgage, Inc., was incorporated in the State of Virginia on May 16, 1996, and is a wholly-owned subsidiary of NFI Holding Corporation, Inc., a Delaware corporation. The sponsor originates subprime residential mortgage loans through a network of unaffiliated wholesale loan brokers. The seller utilizes a network of approximately 10,000 wholesale loan brokers in 50 different states. In addition, the sponsor services loans nationwide, and is licensed to do business as a foreign corporation in 49 states. The sponsor’s principal executive offices are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. Its telephone number is (816) 237-7000. The principal offices for the sponsor’s mortgage lending operations are located in Lake Forest, California and Independence, Ohio. The sponsor is an approved HUD lender. The sponsor will also act as the servicer of the loans.

USE OF PROCEEDS

The net proceeds from the sale of each series of securities will be applied to one or more of the following purposes: to acquire the primary assets, to repay indebtedness which has been incurred to obtain funds to acquire the primary assets, to establish any reserve funds described in the prospectus supplement and to pay costs of structuring and issuing the securities, including the costs of obtaining credit enhancement, if any. The acquisition of the primary assets for a series may be effected by an exchange of securities with the seller of the primary assets. The sponsor may agree to reimburse each depositor for fees and expenses of such depositor incurred in connection with the offering of the securities.

DESCRIPTION OF THE SECURITIES

Each depositor may offer from time to time the securities, which may be asset-backed bonds or certificates, in one or more series.

The certificates of a series will evidence undivided interests in assets deposited into a trust fund. The bonds of a series will represent indebtedness secured by the trust fund. A series may consist of both bonds and certificates.

Each series of securities will consist of one or more classes of securities, one or more of which may be fixed-rate securities, adjustable-rate securities, compound-interest securities, variable interest securities, planned-amortization-class securities, targeted-amortization securities, non-accelerating securities, zero coupon securities, principal-only securities, interest-only securities, prepayment-only securities or participating securities. A series may also include one or more classes of subordinate securities.

If a series includes multiple classes, the amount, percentage and timing of distributions of principal, interest or both to each class may vary and one or more classes’ right to distributions of principal, interest or both may be subordinated to other classes. The primary assets and other assets comprising the trust fund may be divided into one or more groups and one or more classes may evidence beneficial ownership of or be secured by the corresponding group.

The trustee, or a paying agent on its behalf, will make payments of principal of and interest on the securities. Interest on and principal of the securities of a series will be payable on each distribution date at the times, at the rates, in the amounts and in the order of priority described in the prospectus supplement. Payments will be made either by check mailed to holders of record at their addresses appearing on the security register, or by wire transfer, as described in the prospectus supplement. Final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. The trustee will mail notice of the final payment on a security to the holder of the security before the distribution date on which the trustee expects to make the final principal payment.

Payments of Interest

The interest-bearing securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described in, the prospectus supplement. The rate of interest on securities of a series may be variable or may change with changes in the annual percentage rates of the loans and/or as prepayments occur on the loans. Principal-only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

Payments of Principal

On each distribution date for a series, principal payments will be made to the holders of the securities of the series on which principal is then payable, as described in the prospectus supplement. Principal payments will be allocated among the classes of a series in the manner, at the times and in the priority described in the prospectus supplement.

The rate of principal payments of each class may depend principally upon the rate of payment, including prepayments, on the primary assets. A rate of prepayment lower or higher than anticipated will affect the yield on the securities of a series in the manner described under “—Weighted Average Life of the Securities.” Under limited circumstances, a series of securities may be subject to termination or redemption. See “—Optional Redemption, Purchase or Termination” below.

Final Scheduled Distribution Date

The final scheduled distribution date on each class of securities is the date no later than which the principal balance is expected to be reduced to zero, calculated on the basis of the assumptions described in the prospectus supplement. The final scheduled distribution date will be specified in the prospectus supplement. Since payments on the primary assets will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

Furthermore, as a result of delinquencies, defaults and liquidations of the primary assets in the trust fund, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience of a series. See “—Weighted Average Life of the Securities” below.

Optional Redemption, Purchase or Termination

One or more classes of securities of any series may be subject to optional redemption or repurchase, in whole or in part, on any distribution date by the sponsor, servicer or credit enhancer or an affiliate thereof. Redemption or repurchase may occur on or after a specified date, or on or after the time as the aggregate outstanding principal amount of the securities or primary assets, is less than a percentage not to exceed 25% of the initial aggregate principal balance of the securities or primary assets. If the securities can be redeemed when the outstanding principal amount of such securities is 25% or more of the initial aggregate principal balance of such securities, then such securities will be referred to as “callable”. The redemption, purchase or repurchase price may not be less than an amount necessary to pay all principal and interest on the securities outstanding. If we have made a REMIC election, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a “qualified liquidation” under section 860F of the Internal Revenue Code. The risk of reinvesting unscheduled distributions resulting from prepayments of the securities will be borne by the holders. Neither the issuing entity nor the holders will have any continuing liability under an optional redemption or repurchase.

Mandatory Termination; Auction Sale

The trustee, the servicer or the sponsor may be required to effect early retirement of a series of securities by auction sale. Within a period following the failure of the holder of the optional termination right to exercise its right, the required party shall solicit bids for the purchase of all primary assets remaining in the trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. A satisfactory bid will not be less than an amount necessary to pay all principal and interest on the bonds. If satisfactory bids are not received, the required party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. The sale and consequent termination of the trust must constitute a “qualified liquidation” of each REMIC.

Defeasance

The indenture may provide that a trust fund may be discharged through defeasance. In a defeasance, a party will deposit with the trustee money and/or direct obligations of or obligations guaranteed by the United States of America which will provide money in an amount sufficient to pay each installment of interest and, on the final scheduled distribution date, principal on the bonds. In the event of any defeasance and discharge of bonds, bond holders would be able to look only to the deposited money and/or direct obligations for payment of principal and interest, if any, on their bonds until maturity.

Weighted Average Life of the Securities

“Weighted average life” refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under primary assets included in the trust fund for a series is paid. Repayment may be in the form of scheduled amortization or prepayments.

Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans or underlying loans relating to the private securities, as applicable, included in the trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

There is, however, no assurance that prepayment of the loans will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the mortgage loans or underlying loans either from time to time or over the lives of the loans.

The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans, the loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In this regard, it should be noted that the loans may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution date, even in the absence of prepayments.

Form of Securities

The securities in each series will either be issued as physical certificates or in book-entry form. Physical certificates in fully registered form will be transferable and exchangeable at the corporate trust office of the registrar of the securities named in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other government charge.

Securities issued in book-entry form will be registered in the name of Cede & Co., the nominee of the Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the Uniform Commercial Code and a “clearing agency” registered under the provisions of section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

Under a book-entry format, holders that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of the securities registered in the name of Cede & Co., as nominee of DTC, may do so only through participants and indirect participants. In addition, the holders will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. Under a book-entry format, holders will receive payments after each distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each distribution date, DTC will forward payments to its participants, which thereafter will be required to forward payments to indirect participants or holders. Unless and until physical securities are issued, it is anticipated that the only holder will be Cede & Co., as nominee of DTC, and that the beneficial holders of securities will not be recognized by the trustee as holders under the agreements. The beneficial holders will only be permitted to exercise the rights of holders under the agreements indirectly through DTC and its participants who in turn will exercise their rights through DTC.

DTC is required to make book-entry transfers of securities among participants and is required to receive and transmit payments of principal of and interest on the securities. Participants and indirect participants with which holders have securities accounts similarly are required to make book-entry transfers and receive and transmit payments on behalf of their respective holders. Accordingly, although holders will not process securities, the rules provide a mechanism by which holders will receive distributions and will be able to transfer their interests.

Unless and until physical certificates are issued, holders who are not participants may transfer ownership of securities only through participants by instructing participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of securities, which account is maintained with their respective participants. In accordance with DTC’s normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing holders.

Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a holder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise act as the owner of the securities may be limited due to the lack of a physical certificate.

DTC in general advises that it will take any action permitted to be taken by a holder under an agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, DTC in general advises that it will take actions on behalf of specified percentages of the holders only at the direction of participants whose holdings include current principal amounts of outstanding securities that satisfy the specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding securities to the extent that actions are taken on behalf of participants whose holdings include current principal amounts of outstanding securities.

Any securities initially registered as physical certificates in the name of Cede & Co., as nominee of DTC, will be issued in fully registered, certificated form to holders or their nominees, rather than to DTC or its nominee only under the events specified in the agreements and described in the prospectus supplement. Upon the occurrence of any of the events specified in the agreements and the prospectus supplement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the securities representing the securities and instruction for re-registration, the trustee will take the securities in the form of physical certificates, and thereafter the trustee will recognize the holders of physical certificates as holders. Thereafter, payments of principal of and interest on the securities will be made by the trustee directly to holders. The final distribution of any security, whether physical certificates or securities registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the securities on the final distribution date at the office or agency specified in the notice of final payment to holders.

THE TRUST FUNDS

Each trust fund will include assets originated or acquired by the seller or sellers specified in the prospectus supplement composed of:

•	primary assets, which may include one or more pools of (1) mortgage loans that are secured by mortgages or deeds of trust on residential properties, (2) manufactured housing conditional sale contracts and installment agreements that are secured by manufactured homes, and (3) securities backed or secured by such loans,

•	all monies due on the loans net, if and as provided in the prospectus supplement, of amounts payable to the servicer of the loans,

•	funds on deposit in any pre-funding and interest coverage accounts,

•	reserve funds, letters of credit, surety bonds, insurance policies, interest rate cap agreements, interest rate swap agreements or currency swap agreements,

•	any mortgaged property acquired by foreclosure or deed in lieu of foreclosure or repossession,

•	any manufactured home acquired by repossession, and

•	any amount on deposit in the collection account or distribution account.

The mortgage loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a mortgaged property, which may be subordinated to one or more senior liens on the mortgaged property. The contracts will be secured by security interests taken in the manufactured homes.

An immaterial portion of the assets that are included in a trust fund at the closing date may deviate from the characteristics that are described in the prospectus supplement.

The securities will be non-recourse obligations secured by or representing ownership of the trust fund. Holders of a series of bonds may only proceed against the collateral securing the bonds in the case of a default and may not proceed against any assets of each depositor or the trust fund not pledged to secure the bonds.

The primary assets securing a series will be acquired from the seller. The loans relating to a series generally will be originated or purchased by the seller in the ordinary course of business on a loan by loan basis. If the assets securing a series include a significant number of loans that were purchased in bulk by the seller from a third party, then the prospectus supplement will describe such purchase. Loans relating to a series will be serviced by the servicer specified in the prospectus supplement, under a servicing agreement between the trust fund and the servicer. NovaStar Mortgage or such other entities stated in the prospectus supplement will be the servicer.

“Agreement” means the mortgage loan purchase agreement and, as to a series of certificates, the pooling and servicing agreement, and as to a series of bonds, the trust agreement, the indenture and the servicing agreement, as the context requires.

A trust fund relating to a series of securities may be held by any of the following: a common law trust, a statutory trust, a limited partnership, limited liability company or corporation, in each case formed under the laws of the state specified in the prospectus supplement.

Prior to the initial offering of a series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the trust assets and the proceeds thereof, issuing securities and making distributions thereon. No trust fund will have any significant source of capital other than its assets and any credit enhancement.

Primary assets included in the trust fund for a series may consist of any combination of mortgage loans, contracts and private securities. Some of the loans may be 30 or more days delinquent, although the loans that are 30 or more days delinquent as of the cut-off date will not exceed 20% of the initial aggregate principal balance of the primary assets for that series.

The assets in a trust fund may be divided into two or more separately identified groups, as described in the prospectus supplement. A group may consist of mortgage loans with similar characteristics, such as fixed or variable rate loans, jumbo or conforming loans, or closed-end or revolving loans. Assets in a specific group may back or secure a specific class of securities, and cash flows from assets in a group may be used primarily for payments on the related class of securities.

The following is a brief description of the loans we expect to be included as trust property.

The Mortgage Loans

Mortgage Loans. The primary assets for a series may consist, in whole or in part, of mortgage loans secured by mortgages on one- to four-family residential housing, including condominium units and cooperative dwellings. The mortgage loans may be first priority or subordinate to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the prospectus supplement.

The mortgage loans may be “closed-end” loans, which do not permit the borrower to obtain future advances. The mortgage loans may also include revolving home equity loans that permit the borrower to obtain future advances. The mortgage loans will be secured by first or junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the mortgage loans included in the trust for a series of securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or “Rule of 78s” method. When a full principal prepayment is paid on a mortgage loan during a month, the mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of prepayment, at a daily interest rate that is applied to the principal amount of the mortgage loan so prepaid.

Underwriting. The prospectus supplement for a series will set forth the underwriting standards used to underwrite the mortgage loans that are included in the trust for that series of securities.

High LTV Loans. The mortgage loans for a series of securities may include high LTV loans. High LTV loans are mortgage loans with loan-to-value ratios in excess of 80% and as high as 125% and not insured by primary mortgage insurance policies. High LTV loans with combined loan-to-value ratios in excess of 100% may have been originated with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property and are underwritten with an emphasis on the creditworthiness of the related borrower. If these mortgage loans go into foreclosure and are liquidated, there may be no amounts recovered from the related mortgaged property unless the value of the property increases or the principal amount of the related senior liens have been reduced such as to reduce the current combined loan-to-value ratio of the related mortgage loan to below 100%.

Payment Terms. The payment terms of the mortgage loans to be included in a trust fund for a series will be described in the prospectus supplement and may include any of the following features or combinations thereof or other features described in the prospectus supplement:

•	Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under specified circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for periods and under circumstances specified in the prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified loan rate for a period of time or for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

•	Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

•	Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

•	Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for specified periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include “due on sale” clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or transfer of the mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

Amortization of the Mortgage Loans. The mortgage loans will provide for payments that are allocated to principal and interest according to either the actuarial method, the simple interest method or the “Rule of 78s” method. The prospectus supplement will state whether any of the mortgage loans will provide for deferred interest or negative amortization.

An actuarial mortgage loan provides for payments in level monthly installments except, in the case of a balloon loan, the final payment, consisting of interest equal to one-twelfth of the applicable loan rate times the unpaid principal balance, with the remainder of the payment applied to principal.

A simple interest mortgage loan provides for the amortization of the amount financed under the mortgage loan over a series of equal monthly payments except, in the case of a balloon loan, the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan being multiplied by the stated loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received under a simple interest mortgage loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest mortgage loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if the payment is made on its scheduled due date.

Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest mortgage loan is made on or prior to its scheduled due date, the principal balance of the mortgage loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the mortgage loan will amortize more slowly than scheduled. If a simple interest mortgage loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

Some mortgage loans may be insured under the Federal Housing Authority Title I credit insurance program created under sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I program, the Federal Housing Authority is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I program operates as a coinsurance program in which the Federal Housing Authority insures up to 90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender’s Federal Housing Authority insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

The mortgaged properties will include single family property, which is one-to-four family residential housing, including condominium units and cooperative dwellings. The mortgaged properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least equal to the term of the mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

The prospectus supplement will specify whether or not mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.

The aggregate principal balance of mortgage loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The sole basis for a representation that a given percentage of the mortgage loans are secured by single family property that is owner-occupied will be either (1) the making of a representation by the mortgagor at origination of the mortgage loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or (2) a finding that the address of the underlying mortgaged property is the mortgagor’s mailing address as reflected in the servicer’s records. To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

The initial combined loan-to-value ratio of a mortgage loan is computed in the manner described in the prospectus supplement, taking into account the amounts of any senior loans.

Additional Information. The selection criteria for the mortgage loans, including loan-to-value ratios, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

The trust fund may include mortgage loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity. The trust fund may include mortgage loans that do not have a specified stated maturity.

The prospectus supplement for a series for which the primary assets include mortgage loans will specify, to the extent relevant and to the extent the information is reasonably available to each depositor and such depositor reasonably believes the information to be reliable:

•	the aggregate unpaid principal balance;

•	the range and weighted average loan rate, and, in the case of adjustable rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

•	the range and average outstanding principal balance;

•	the weighted average original and remaining term-to-stated maturity and the range of original and remaining terms-to-stated maturity, if applicable;

•	the range and weighted average of combined loan-to-value ratios or loan-to-value ratios;

•	the percentage of mortgage loans that accrue interest at adjustable or fixed interest rates;

•	the geographic distribution of the mortgaged properties;

•	the percentage of mortgage loans that are secured by single family mortgaged properties, shares relating to cooperative dwellings,

•	condominium units, investment property and vacation or second homes;

•	the lien priority;

•	the maximum remaining term of the mortgage loans; and

•	the delinquency status, including the duration and history of delinquencies and the percentage of delinquent mortgage loans.

The prospectus supplement will also specify any other limitations on the types or characteristics of mortgage loans for a series.

Revolving Credit Loans

The prospective supplement for a series will indicate whether revolving credit loans are included in the trust for the series. Revolving credit loans will be originated under credit line agreements subject to a maximum amount or credit limit. The revolving credit loans may be fixed or variable rate loans. In most instances, interest on a revolving credit loan will be calculated based on the average daily balance outstanding during the billing cycle, which is typically monthly.

The borrower for each revolving credit loan may draw funds on such revolving credit loan from time to time. The maximum amount of any draw for a revolving credit loan is usually limited to the excess, if any, of the credit limit over the principal balance outstanding under the mortgage note at the time of the draw. Draws will be funded by the servicer or other entity specified in the prospectus supplement.

In most cases, the borrower for a revolving credit loan will be obligated to make monthly payments on the revolving credit loan in a minimum amount which usually will be the finance charge for the billing cycle. A revolving credit loan may have a repayment period, during which the borrower is required to make monthly principal payments to amortize the principal balance. The borrower for each revolving credit loan will be obligated to pay off the remaining account balance on the maturity date of the loan. In most cases, a revolving credit loan may be prepaid in full or in part at any time and without penalty.

The prospective supplement for a series will set forth the terms of the revolving credit loans included in the trust for the series of securities.

The Contracts

Contracts. Contracts in a trust fund will consist of conventional manufactured housing installment sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the seller. Each contract will be secured by manufactured homes, each of which will be located in any of the fifty states or the District of Columbia. The contracts will be fully amortizing and will bear interest at a fixed or adjustable annual percentage rate. The seller of the contracts may retain a portion of the interest payments, called a “fixed retained yield.” If the seller retains a fixed retained yield, the trust will be entitled to payments on the contracts after payment of the fixed retained yield.

Manufactured homes, unlike site-built homes, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the contract.

Additional Information. The prospectus supplement for a series for which the primary assets include contracts will specify, to the extent relevant and to the extent the information is reasonably available to each depositor and such depositor reasonably believes the information to be reliable:

•	the initial aggregate principal balance;

•	the range of original terms to maturity;

•	the weighted average remaining term to stated maturity;

•	the earliest and latest origination dates;

•	the range of contract rates and net contract rates;

•	the weighted average net contract rate;

•	the geographic distribution of manufactured homes;

•	the percentage of any contracts which are secured by manufactured homes which have become permanently affixed to real estate;

•	the percentage of the contracts representing the refinancing of existing indebtedness;

•	the range of loan-to-value ratios; and

•	the highest outstanding principal balance at origination of any contract.

The contracts in a trust fund will generally have monthly payments due on the first of each month and will be fully-amortizing contracts. Contracts may have due dates which occur on a date other than the first of each month. The contracts may include adjustable rate contracts that provide for payment adjustments to be made less frequently than adjustments in the contract rates. Each adjustment in the contract rate which is not made at the time of a corresponding adjustment in payments, and which adjusted amount of interest is not paid currently on a voluntary basis by the obligor, will result in a change in the rate of amortization of the contract. Moreover, payment adjustments on the contracts may be subject to limitations, as specified in the prospectus supplement, which may also affect the rate of amortization on the contract. As a result, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the contract. In any such month, no principal would be payable on the contract, and if the accrued interest exceeded the scheduled monthly payment, the excess interest due would become deferred interest that is added to the principal balance of the contract. Deferred interest will bear interest at the contract rate until paid. If the limitations prevent the payments from being sufficient to amortize fully the contract by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance will be due on the stated maturity date.

Private Securities

Primary assets for a series may consist, in whole or in part, of “private securities” which include pass-through certificates representing beneficial interests in underlying loans of the type that would otherwise be eligible to be loans or collateralized obligations secured by underlying loans. Private securities (i) may have previously been registered under the Securities Act of 1933 (the “Act”) and offered to the public and not purchased as part of the original distribution or (ii) may be acquired in a private transaction exempt from registration under the Act. In the case of private securities relating to clause (i), such private securities will need to be registered as a primary offering unless the following criteria are met: (A) the related depositor would be free to publicly sell such private securities without registration under the Act, (B) neither the issuer of such private securities nor any of its affiliates has a direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to such private securities and the asset-backed securities transaction and (C) neither the issuer of such private securities nor any of its affiliates as an affiliate of the sponsor, the related depositor, issuing entity or underwriter of the asset-backed securities transaction. Although individual underlying loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and private securities themselves will not be so insured or guaranteed.

Private securities will have been issued under a pooling and servicing agreement, a trust agreement or similar agreement. The sponsor/servicer of the underlying loans will have entered into the underlying agreement with the underlying trustee. The underlying trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer directly or by one or more sub-servicers who may be subject to the supervision of the underlying servicer.

The sponsor of the private securities will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to trusts, and selling beneficial interests in trusts. Subject to the first paragraph of this section, the underlying company may be an affiliate of the related depositor. The obligations of the underlying sponsor will generally be limited to representations and warranties as to the assets conveyed by it to the trust.

Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the underlying trustee or the underlying servicer. The underlying company or the underlying servicer may have the right to repurchase the underlying loans after a specified date or under other circumstances specified in the prospectus supplement.

The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Underlying loans will be secured by mortgages on mortgaged properties.

Credit Support Relating to Private Securities. Credit support in the form of reserve funds, subordination of other private securities issued under the underlying agreement, guarantees, letters of credit, derivative contracts, cash collateral accounts or insurance policies may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of credit support will be a function of characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the rating agency that rated the private securities.

Additional Information. The prospectus supplement for a series for which the primary assets include private securities will specify, to the extent relevant and to the extent the information is reasonably available to each depositor and such depositor reasonably believes the information to be reliable:

•	the aggregate approximate principal amount and type;

•	the maximum original term-to-stated maturity;

•	the weighted average term-to-stated maturity;

•	the pass-through or certificate rate or ranges thereof;

•	the underlying company, the underlying servicer and the underlying trustee;

•	characteristics of credit support relating to the underlying loans or to the private securities;

•	the terms on which underlying loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private securities;

•	the terms on which underlying loans may be substituted for those originally underlying the private securities;

and, as to the underlying loans, the following:

•	the payment features, including whether the underlying loans are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features;

•	the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity;

•	the servicing fee or range of servicing fees;

•	the minimum and maximum stated maturities at origination;

•	the lien priority; and

•	the delinquency status and year of origination.

Accounts

Each trust fund will include one or more accounts. Each account will either be an account maintained at a depository institution, the long-term unsecured debt obligations of which are satisfactory to each rating agency, or an account the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or which are secured in a manner meeting requirements established by each rating agency.

The trustee may invest the funds in the accounts in eligible investments maturing, with exceptions, not later than the day preceding the date funds are due to be distributed. Eligible investments include, among other investments, obligations of the United States and agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker’s acceptances, repurchase agreements of United States government securities, guaranteed investment contracts and money market funds, in each case, acceptable to the rating agencies rating the securities.

Collection and Distribution Accounts

A separate collection account will be established in the name of the trustee for receipt of all amounts received from the primary assets. Amounts on deposit in the collection account and amounts available from any credit enhancement will be deposited in a distribution account, which will also be established in the name of the trustee, for distribution to the holders.

Pre-Funding Account

A trust fund may include a “pre-funding account.” On the closing date, the “pre-funded amount,” which is a portion of the proceeds of the sale of the securities of a series, will be deposited in the pre-funding account and may be used to acquire additional primary assets during a specified “pre-funding period.” The pre-funded amount will not exceed 50% of the principal amount of the securities issued pursuant to the related offering. If any pre-funded amount remains on deposit in the pre-funding account at the end of the pre-funding period, it will be applied in the manner specified in the prospectus supplement to prepay the bonds and/or the certificates of the applicable series.

If a pre-funding account is established:

•	the pre-funding period will generally not exceed one year from the closing date,

•	the additional primary assets to be acquired during the pre-funding period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the primary assets included in the trust fund on the closing date, subject to the exceptions stated in the prospectus supplement, and

•	prior to the investment of the pre-funded amount in additional primary assets, the pre-funded amount will be invested in one or more eligible investments.

If a pre-funding account is established, an “interest coverage account” may be established and maintained with the trustee. On the closing date, funds will be deposited in the interest coverage account and used to fund any shortfall in the interest accrued on the securities and fees or expenses during the pre-funding period. Any amounts on deposit in the interest coverage account at the end of the pre-funding period that are not necessary to fund any shortfall will be distributed to the person specified in the prospectus supplement.

If a trust fund includes a pre-funding account and the principal balance of additional primary assets delivered to the trust fund during the pre-funding period is less than the original pre-funded amount, the securityholders will receive a prepayment of principal to the extent described in the prospectus supplement. Any principal prepayment may adversely affect the yield to maturity of the applicable securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest a prepayment at yields equaling or exceeding the yields on the securities. It is possible that the yield on any reinvestment will be lower, and may be significantly lower, than the yield on the securities.

CREDIT ENHANCEMENT

Either depositor may obtain credit enhancement, which may include overcollateralization, cross-collateralization, subordinated securities, an irrevocable letter of credit, surety bond or insurance policy, or combination thereof in favor of the trustee on behalf of the holders of a series or designated classes of a series. Either depositor may also obtain swap agreements and cap agreements to hedge against interest rate risks. The credit enhancement and hedge agreements will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions described in the prospectus supplement. Credit enhancement and hedge agreements for a series may include one or more of the following forms, and may be structured so as to protect against losses relating to more than one trust fund.

Over-Collateralization

If specified in the prospectus supplement for a series, a portion of the interest payment on each loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a particular class or classes of securities and, thus, accelerate the rate of principal payments on the specified class or classes. Reducing the principal balance of the securities without a corresponding reduction in the principal balance of the underlying loans will result in over-collateralization. In addition, if specified in the prospectus supplement for a series, the initial aggregate outstanding principal amount of the mortgage loans in a trust plus the principal amount in the pre-funded account for the series may exceed the aggregate principal amount of the securities issued in such series, resulting in initial principal over-collateralization.

Cross-Collateralization

If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of the related series of securities. In that case, credit support may be provided by a cross-collateralization feature requiring that distributions be made on securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same trust fund before distributions are made on subordinated securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups in that trust fund. Cross-collateralization may be provided by:

•	allocating specified excess amounts generated by one or more asset groups to one or more other asset groups in the same trust fund, or

•	allocating losses with respect to one or more asset groups to one or more other asset groups in the same trust fund.

As described in the related prospectus supplement, these excess amounts or losses, as the case may be, will be allocated to the outstanding class or classes of subordinated securities of the related series having the lowest rating assigned by any rating agency or the lowest payment priority. The prospectus supplement for a series that includes a cross-collateralization feature will describe the manner and conditions for applying the cross-collateralization feature.

If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate groups in the trust. If applicable, the related prospectus supplement will identify the groups to which the credit support relates and the manner of determining the amount of coverage provided by it and of the application of the coverage to the identified groups.

Subordination

If specified in the related prospectus supplement, the rights of holders of one or more classes of subordinated securities will be subordinate to the rights of holders of one or more classes of senior securities of the series to distributions of scheduled principal, principal prepayments, interest or any combination of those distributions that otherwise would have been payable to holders of subordinated securities as specified in the related prospectus supplement. If specified in the related prospectus supplement, holders of senior securities also may be protected by a reduction in the ownership interest of the related subordinated securities, or by other methods described in the related prospectus supplement.

If specified in the related prospectus supplement, delays in receiving scheduled payments on the loans and losses on defaulted loans will be borne first by the various classes of subordinated securities and thereafter by the various classes of senior securities, in each case as specified in the related prospectus supplement. The aggregate distributions of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses on defaulted loans which must be borne by the subordinated securities by virtue of subordination, and the amount of the distributions otherwise distributable to the subordinated securityholders that will be distributable to senior securityholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions of delinquent payments on the loans or aggregate losses on the loans were to exceed the amount specified in the related prospectus supplement, holders of senior securities would experience losses on their securities.

In addition to or instead of the subordination methods listed above, the prospectus supplement for a series may provide that all or a portion of the distributions otherwise payable to holders of subordinated securities on any distribution date will instead either be deposited into one or more reserve accounts established with the trustee, or distributed to the holders of senior securities. As specified in the related prospectus supplement, deposits into a reserve account may be made on each distribution date, or for specified time periods, or until the balance in the reserve account has reached a specified amount and thereafter, to the extent necessary to maintain the balance in the reserve account at any required level. Amounts on deposit in the reserve account for a series may be released to the holders of certain classes of securities at the times and under the circumstances specified in the related prospectus supplement.

If specified in the related prospectus supplement, various classes of senior securities and subordinated securities may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated securities, respectively, through a cross-collateralization mechanism or otherwise.

As between classes of senior securities and as between classes of subordinated securities, distributions may be allocated among such classes in the order of their scheduled final distribution dates, in accordance with a schedule or formula, in relation to the occurrence of events, or otherwise, in each case as specified in the related prospectus supplement. As between classes of subordinated securities, payments to holders of senior securities on account of delinquencies or losses and payments to any reserve account will be allocated as specified in the related prospectus supplement.

Insurance

Credit enhancement for a series may include a pool insurance policy, private mortgage insurance policies on underlying loans, a special hazard insurance policy or bankruptcy bonds relating to the primary assets.

Pool Insurance Policy. A pool insurance policy covers, subject to the limitations described in a prospectus supplement, losses resulting from defaults, but generally will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy.

Private Mortgage Insurance Policy. Certain mortgage loans in the trust may be individually covered by a private mortgage insurance policy, which would insure the mortgage lender. A private mortgage insurance policy insures a portion of the loss on a mortgage loan to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to a certain percentage of the original loan-to-value ratio of such mortgage loan. Private mortgage insurance policies typically do not cover losses caused by physical damage to the mortgaged property, negligence, fraud and certain other risks.

Special Hazard Insurance Policy. A special hazard insurance policy typically provides that, where there has been damage to mortgaged property securing a defaulted or foreclosed mortgage loan or the manufactured home underlying a contract, title to which has been acquired by the insured, and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (1) the cost of repair or replacement of the mortgaged property or manufactured home or (2) upon transfer of the mortgaged property or manufactured home to the special hazard insurer, the unpaid principal balance of the loan at the time of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer. If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be correspondingly reduced, less any net proceeds from the sale of the mortgaged property or manufactured home. Any amount paid as the cost of repair of a mortgaged property or manufactured home will reduce coverage by the amount paid. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, governmental actions, errors in design, faulty workmanship or materials, except under specified circumstances, nuclear reaction, if the mortgaged property is in a federally designated flood area, flood, chemical contamination and related other risks.

Restoration of the mortgaged property or replacement of the manufactured home with the proceeds described under (1) above is expected to satisfy the condition under any pool insurance policy that the mortgaged property be restored or manufactured home replaced before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan. The payment described under (2) above will render unnecessary presentation of a claim for the loan under any pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the loan plus accrued interest and expenses will not affect the total insurance proceeds paid to security holders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the mortgaged property or manufactured home at an amount less than the then-outstanding principal balance of the loan. The amount of the secured debt could be reduced to the assigned value, and the holder of the loan thus would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the assigned value. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See “Legal Aspects of the Loans.” Either depositor may obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the federal Bankruptcy Code. The bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a loan or a reduction by a bankruptcy court of the principal amount of a loan and will cover unpaid interest on the amount of the principal reduction from the date of the filing of a bankruptcy petition.

Reserve Funds

Either depositor may deposit into one or more funds to be established with the trustee as part of the trust fund or for the benefit of any credit enhancer, cash, a letter or letters of credit, cash collateral accounts or eligible investments. In the alternative or in addition to an initial deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the primary assets, to the extent described in the prospectus supplement.

Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses or to reimburse any credit enhancer.

The trustee will invest amounts deposited in a reserve fund in eligible investments.

Letter Of Credit

Any letter of credit for a series of securities may be issued by the bank or financial institution specified in the related prospectus supplement. The specified bank will be obligated to honor drawings under the letter of credit in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, equal to a specified percentage of the aggregate principal balance of:

•	the loans on the related cut-off date, or

•	one or more classes of securities.

If specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit may be reduced by the amount of unreimbursed payments under the letter of credit. The obligations of the bank issuing a letter of credit for any series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of that series.

Minimum Principal Payment Agreement

Either depositor may enter into a minimum principal payment agreement with an entity specified in the prospectus supplement. The entity would provide payments on the securities of a series in the event that aggregate scheduled principal payments and/or prepayments on the primary assets are not sufficient to make payments on the securities.

Deposit Agreement

The issuing entity and the trustee for a series may enter into a deposit agreement with the entity specified in the prospectus supplement. The purpose of a deposit agreement is to accumulate available cash for investment so that it, together with income thereon, can be applied to future distributions on one or more classes of securities.

Hedge Agreements

A trust may hold an interest rate swap agreement, an interest rate cap agreement or currency swap agreement providing limited protection against interest rate or currency exchange risks. These derivative contracts may provide the trust with additional amounts which will be available to pay interest on the securities, to build up overcollateralization, or both. In no event will the utilization of such hedge agreements result in creating a security that relied primarily on something other than the performance of the receivables or other financial assets in the pool. All agreements related to the hedge agreements used for a particular series of securities will be filed as exhibits to the related prospectus supplement.

SERVICING

The following summaries describe material provisions in the servicing agreements common to each series of securities. The summaries do not purport to be complete and are subject to and qualified by reference to the provisions of the servicing agreements and the prospectus supplements. Where particular provisions or terms used in the servicing agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.

Collection Procedures; Escrow Accounts

The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the servicing agreement and any credit enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion, waive any assumption fee, late payment charge, or other charge on a loan and to the extent provided in the servicing agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the scheduled payments are due on the loan.

The servicer, to the extent permitted by law and required by the underlying loan documents, will establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Withdrawals from the escrow accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the escrow account to the extent required by law, to repair or otherwise protect the mortgaged property or manufactured home and to clear and terminate the escrow account. The servicer will be responsible for the administration of the escrow accounts and generally will make advances to the escrow accounts when a deficiency exists.

Deposits To And Withdrawals From The Collection Account

The funds held in the collection account may be invested, pending remittance to the trustee, in eligible investments. The servicer may be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

The servicer will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the cut-off date but received by the servicer on or before the closing date. Thereafter, the servicer will deposit into the collection account the following:

•	All payments on account of principal, including prepayments, on the primary assets;

•	All payments on account of interest on the primary assets after deducting, if permitted by the servicing agreement, the servicing fee;

•	All amounts received by the servicer in connection with the liquidation of primary assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with the primary assets received from the obligor, other than liquidation proceeds, which are amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise under law, exclusive of, if permitted by the servicing agreement, the servicing fee;

•	All proceeds under any title insurance, hazard insurance or other insurance policy covering any primary asset, other than proceeds to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the obligor;

•	All amounts from any reserve fund;

•	All advances made by the servicer; and

•	All repurchase prices of any primary assets repurchased by the related depositor, the servicer or the sponsor.

The servicer may be permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

•	to reimburse itself for advances made by it; the servicer’s right to reimburse itself may be limited to amounts received from particular loans, including, for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the mortgaged property or manufactured home, which represent late recoveries of scheduled payments respecting which any advance was made;

•	to the extent provided in the servicing agreement, to reimburse itself for any advances that the servicer determines in good faith it will be unable to recover from late recoveries or proceeds from the particular loan;

•	to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of a damaged mortgaged property or manufactured home and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after reimbursement exceed the outstanding principal balance of the loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the loan;

•	in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the servicing agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the servicing agreement;

•	to reimburse itself for expenses incurred by and recoverable by or reimbursable to it; to pay to the applicable person with respect to each “REO property,” a primary asset or mortgaged property acquired through or in lieu of foreclosure acquired in respect thereof that has been repurchased or removed from the trust fund by the related depositor, the servicer or the sponsor, all amounts received thereon and not distributed as of the date on which the repurchase price was determined;

•	to make payments to the trustee for deposit into the distribution account, if any, or for remittance to the holders in the amounts and in the manner provided for in the servicing agreement; and

•	to clear and terminate the collection account.

In addition, the servicer may withdraw at any time from the collection account any amount inadvertently deposited in the collection account.

Advances And Limitations Thereon

The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer may fund an advance from its own corporate funds, advances made by any sub-servicer or funds held in the collection account for future payment or withdrawal. The servicer will be obligated to make advances, and the obligation may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the loan, the servicer may be entitled to reimbursement from other funds in the collection account or distribution account, as the case may be, or from a specified reserve fund as applicable, to the extent specified in the prospectus supplement.

Maintenance Of Hazard Insurance Policies

The prospectus supplement will specify the extent to which the servicer will be required to maintain or to cause the obligor on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the mortgaged property or manufactured home is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the mortgaged property or manufactured home caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties and manufactured homes located in various states, the policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of common kinds of uninsured risks and is not intended to be all-inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement will adversely affect distributions to holders. When a mortgaged property securing a mortgage loan is located in a flood area identified by the Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the mortgaged property, to the extent available.

The standard hazard insurance policies covering mortgaged properties securing mortgage loans or manufactured home securing a contract typically will contain a “coinsurance” clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the mortgaged property or manufactured home, including the improvements on any mortgaged property or manufactured home, in order to recover the full amount of any partial loss. If the insured’s coverage falls below this specified percentage, the clause will provide that the hazard insurer’s liability in the event of partial loss will not exceed the greater of (1) the actual cash value, which is the replacement cost less physical depreciation, of the mortgaged property or manufactured home, including the improvements, if any, damaged or destroyed or (2) the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the mortgaged property or manufactured home and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans and manufactured homes declines as the principal balances owing thereon decrease, and since the value of the mortgaged properties or manufactured home will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected mortgaged property or manufactured home.

Generally, coverage will be in an amount at least equal to the greater of (1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the loan. The servicer may also maintain on REO property that secured a defaulted mortgage loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property, other than under any applicable laws and regulations as shall at any time be in force and shall require additional insurance.

In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or REO property. This blanket policy may contain a deductible clause, in which case the servicer may be required, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, to deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

Realization Upon Defaulted Mortgage Loans

The servicer shall, or shall direct the related subservicer to, foreclose upon, repossess or otherwise comparably convert the ownership of the mortgaged properties or the manufactured homes as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with a foreclosure, repossession or other conversion, the servicer will follow the practices and procedures that it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or repossession or towards the restoration of the mortgaged property or manufactured home unless it determines that (1) the restoration, repossession or foreclosure will increase the liquidation proceeds available to the holders after reimbursement to itself for its expenses and (2) its expenses will be recoverable either through liquidation proceeds or the proceeds of insurance. In the case of a trust fund for which a REMIC election has been made, the servicer will be required to liquidate any mortgaged property acquired through foreclosure within two years after the acquisition of the mortgaged property. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and neither the servicer nor the related depositor will be required to do so.

The servicer may arrange with the obligor on a defaulted loan a modification of the loan. Modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions in the servicing agreement.

Enforcement Of Due-On-Sale Clauses

When any mortgaged property is about to be conveyed by the obligor, the servicer may, to the extent it has knowledge of the prospective conveyance and prior to the time of the consummation of the conveyance, exercise its rights to accelerate the maturity of the mortgage loan under the applicable “due-on-sale” clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the mortgaged property has been or is about to be conveyed, under which the assuming person becomes liable under the mortgage loan and under which the original obligor is released from liability and the assuming person is substituted as the obligor and becomes liable under the mortgage loan. Any fee collected in connection with an assumption will generally be retained by the servicer as additional servicing compensation. The terms of a mortgage loan may not be changed in connection with an assumption.

Servicing Compensation And Payment Of Expenses

The servicer will be entitled to a periodic servicing fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable, as specified in the prospectus supplement. In addition, the servicer may be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of mortgaged property in connection with defaulted mortgage loans or manufactured homes in connection with a defaulted contract, as will be further specified in the prospectus supplement.

The servicer may pay expenses incurred in connection with the servicing of the mortgage loans, including, without limitation, the payment of the fees and expenses of the trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to holders.

When an obligor makes a principal prepayment in full between due dates on the loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement in order that one or more classes of the holders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer’s remittance to the trustee for deposit into the distribution account an amount equal to one month’s interest on the loan, less the servicing fee. If the aggregate amount of shortfalls in a month exceeds the servicing fee for a month, a shortfall to holders may occur.

The servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The holders will suffer no loss by reason of reimbursement of expenses if expenses are covered under insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer’s expenses, are less than the outstanding principal balance of and unpaid interest on the loan which would be distributable to holders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, prior to the rights of the holders to receive any proceeds of insurance policies, liquidation proceeds or amounts derived from other credit enhancement.

The prospectus supplement will describe the priority of the servicer’s right, which is typically senior in priority, to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, with respect to the rights of the holders.

Evidence As To Compliance

If so specified in the prospectus supplement, each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that it has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of its examination, it is of the opinion that the servicing has been conducted in compliance with the servicing agreement, except for any exceptions that it believes to be immaterial and any other exceptions identified in the statement.

The servicer for each series will also provide to the trustee an annual statement to the effect that the servicer has fulfilled its obligations under the servicing agreement throughout the preceding calendar year.

Matters Regarding The Servicer

The servicer for each series will be identified in the prospectus supplement. The servicer may be an affiliate of either depositor and may have other business relationships with either depositor and its affiliates. The servicer is expected to be NovaStar Mortgage, the parent of each depositor, to the extent NovaStar Mortgage is not the servicer, the prospectus supplement will describe the entity or entities acting as such.

If an event of default occurs under a servicing agreement, the servicer may be replaced with a successor servicer. These events of default and the rights of the controlling party upon a default under the servicing agreement will be substantially similar to those described under “The Agreements—Events of Default; Rights Upon Events of Default—Servicing Agreement.”

The servicing agreement will specify the circumstances under which the servicer may assign its rights and delegate its duties and obligations thereunder for each series, which generally will require that the successor servicer accepting the assignment or delegation:

•	services similar loans in the ordinary course of its business,

•	is reasonably satisfactory to the trustee,

•	has a net worth of not less than a minimum amount,

•	would not cause the securities to be qualified, downgraded or withdrawn, and

•	executes and delivers to the trustee an agreement under which it assumes the obligations to act as servicer.

No assignment will become effective until the trustee or a successor servicer has assumed the servicer’s obligations and duties under the servicing agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the above criteria. However, the assigning servicer will remain liable for the servicing obligations under the servicing agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer’s obligations under the servicing agreement provided that the successor or surviving entity meets the above requirements for a successor servicer.

The servicer, and its directors, officers, employees and agents, will not be responsible for any action taken or for failing to take any action in good faith under the servicing agreement, or for errors in judgment. However, neither the servicer nor its directors, officers, employees and agents will be protected against any breach of warranty or representations or the failure to perform its obligations in compliance with the specified standard of care, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties. Each servicing agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the servicing agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the holders thereunder. In that event, the servicer may be entitled to be reimbursed for the legal expenses and costs of the action out of the collection account. The servicer will be required to do the following: (i) provide a report with an assessment of such servicer’s compliance with the servicing criteria for servicers in asset-backed securities transactions, (ii) cause a firm of independent public accountants to provide an attestation report as to the servicer’s compliance with the applicable servicer’s criteria and (iii) provide a statement of compliance with all of its obligations under the relevant servicing agreement. The attestation reports and compliance statements discussed in the prior sentence shall comply with Item 1122(d) of Regulation AB.

THE AGREEMENTS

The following summaries describe the material provisions of the agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreements. Where particular provisions or terms used in the agreements are referred to, the provisions or terms are as specified in the agreements.

Sale and Assignment Of Primary Assets

At the time of issuance of the securities of a series, pursuant to a mortgage loan purchase agreement the sponsor will sell, transfer, convey and assign to each depositor, and such depositor will in turn sell, transfer, convey and assign to the trust, all right, title and interest in the primary assets and other property to be transferred to the trust for a series. The sale and assignment will include all principal and interest due on or with respect to the primary assets after the cut-off date specified in the prospectus supplement, except for any interests in the trust retained by the sponsor, the related depositor or its affiliate. The trustee will, concurrently with the assignment, execute and deliver the securities.

Transfer Of Mortgage Loans. The sponsor will, as to each mortgage loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office, in which case a copy of the mortgage will be delivered, together with a certificate that the original mortgage was delivered to the recording office, and an assignment of the mortgage in recordable form. The trustee or the custodian will hold these documents in trust for the benefit of the holders.

The sponsor will cause assignments to the trustee of the mortgages to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required. If the sponsor does not cause assignments to be recorded, the agreement may require the sponsor to repurchase from the trustee the affected mortgage loans, at the price described below with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation constitutes the sole remedy available to the holders or the trustee for the failure of a mortgage to be recorded.

Transfer Of Contracts. The sponsor will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the sponsor will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee’s ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the related depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of assignment, the trustee’s interest in contracts could be defeated.

Transfer Of Private Securities. The related depositor will cause private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee, or its nominee or correspondent, will have possession of any certificated private securities. See “The Trust Funds—Private Securities.”

Each loan will be identified in a schedule appearing as an exhibit to the agreements. The schedule will specify with respect to each loan the original principal amount and unpaid principal balance as of the cut-off date, the current interest rate, the current scheduled payment of principal and interest, the maturity date, if any, and if the loan is an adjustable rate loan, the lifetime rate cap, if any, and the current index.

Repurchase And Substitution Of Non-Conforming Primary Assets. If any document required to be in the file relating to the primary assets is found by the trustee within a specified period to be defective in any material respect and the sponsor does not cure the defect within a specified period, the sponsor will be required to repurchase the affected primary asset.

The sponsor may, rather than repurchase the primary asset as described above, remove the primary asset from the trust fund and substitute in its place one or more other qualifying substitute primary assets. However, (1) with respect to a trust fund for which no REMIC election is made, the substitution must be effected within a specified period after the date of initial issuance of the securities and (2) with respect to a trust fund for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax.

Except as otherwise described in the prospectus supplement, any substitute primary asset will have, on the date of substitution, (1) an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted primary asset, (2) an interest rate not less than the interest rate of the deleted primary asset, (3) a remaining term-to-stated maturity not greater than that of the deleted primary asset, and will comply with all of the representations and warranties in the applicable agreement as of the date of substitution.

The above-described cure, repurchase or substitution obligations constitute the sole remedies available to the holders or the trustee for a material defect in a document for a primary asset.

The sponsor will make representations and warranties with respect to primary assets for a series. If the sponsor cannot cure a breach of the representations and warranties in all material respects within the specified time period after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the primary asset, the sponsor is obligated to repurchase the affected primary asset or, if provided in the prospectus supplement, provide a substitute primary asset, subject to the same conditions and limitations on purchases and substitutions as described above.

No security holder, solely by virtue of the holder’s status as a holder, will have any right under the applicable agreement for a series to institute any proceeding with respect to that agreement, unless the holder previously has given to the trustee for the series written notice of default and unless the majority holders have made written request upon the trustee to institute a proceeding and have offered to the trustee reasonable indemnity, and the trustee has failed to do so within a specified period.

Reports To Holders

Pursuant to the related transaction documents and in connection with each payment of the securities, the trustee or other entity specified in the prospectus supplement will prepare and make available to each holder via the internet a statement setting forth, to the extent applicable to any series, among other things:

•	the amount of principal distributed to the security holders and the outstanding principal balance of the securities following the distribution,

•	the amount of interest distributed to the security holders and the current interest on the securities,

•	the amounts of (a) any overdue accrued interest included in the distribution, (b) any remaining overdue accrued interest with respect to the securities or (c) any current shortfall in amounts to be distributed as accrued interest to security holders, the amounts of (a) any overdue payments of scheduled principal included in the distribution, (b) any remaining overdue principal amounts with respect to the securities, (c) any current shortfall in receipt of scheduled principal payments on the primary assets unscheduled payments of principal received on the primary assets (d) the aggregate amount of scheduled and unscheduled payments of principal received on the primary assets or (e) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities,

•	the amount received from credit enhancement as described in Item 1114 of Regulation AB, and the remaining amount available under any credit enhancement, with an identification of the general purpose of such payments and the party receiving such payments,

•	the amount of any payment delinquencies losses on the primary assets,

•	the book value of any primary assets or mortgaged properties acquired through or in lieu of foreclosure acquired by the trust,

•	any amounts received under any hedge agreement,

•	the principal balance of the primary assets in the trust fund,

•	the aggregate principal balance and weighted average mortgage rate of the mortgage loans or, if applicable, subsequent loans,

•	the applicable pass-through rates for each class of certificates for the related series,

•	any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period,

•	cash flows received and the sources thereof for distributions, fees and expenses (including portfolio yield, if applicable),

•	fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses,

•	the amount of excess cash flow or excess spread and the disposition of excess cash flow,

•	beginning and ending principal balances of the asset-backed securities,

•	beginning and ending balances of any applicable transaction accounts, such as reserve accounts, and material account activity during the period.

•	number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts,

•	information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements,

•	any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time,

•	material breaches of pool asset representations or warranties or transaction covenants,

•	information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met, and

•	information regarding any new issuance of asset-backed securities backed by the same asset pool, any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable; provided, however, that such information regarding the prefunding period would be disclosed only to the extent that material changes occurred to the pool during the prefunding period. Also, any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets would be disclosed.

In addition, within a reasonable period of time after the end of each calendar year, the trustee will furnish to each holder of record at any time during the calendar year the information specified in the agreements to enable holders to prepare their tax returns. Information in the distribution date and annual statements provided to the holders will not have been examined and reported upon by an independent public accountant.

A series of securities or one or more classes of the series may be issued in book-entry form. In that event, owners of beneficial interests in the securities will not be considered holders and will not receive the reports directly from the trustee. The trustee will forward reports only to the entity or its nominee which is the registered holder of the global certificate which evidences the book-entry securities. Beneficial owners will receive reports from the participants and indirect participants of the applicable book-entry system in accordance with their practices and procedures.

Events Of Default; Rights Upon Event Of Default

Servicing Agreement. Except to the extent otherwise stated in the prospectus supplement, events of default under each servicing agreement generally include:

•	any failure by the servicer to deposit any required amounts in the collection account, which failure continues unremedied for a specified period after the giving of written notice of the failure to the servicer,

•	any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the holders of the series evidencing not less than a specified percentage of the aggregate voting rights of the securities for that series, and

•	events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

The servicing agreement or pooling and servicing agreement will specify the circumstances under which the controlling party may remove the servicer upon the occurrence and continuance of an event of default thereunder relating to the servicing of loans, other than its right to recovery of other expenses and amounts advanced under the terms of the servicing agreement which rights the servicer will retain under all circumstances, whereupon a successor servicer will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the servicing agreement.

In the event that the trustee is unwilling or unable so to act as the successor servicer (if the trustee is named as such in the agreements), it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable servicing agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee and the other servicing compensation.

During the continuance of any event of default of a servicer, the trustee will have the right to protect and enforce the rights of the holders, and the controlling party may direct the time, method and place of conducting any proceeding for exercising any trust power. However, the trustee will not be under any obligation to pursue any remedy or to exercise any trusts or powers unless the holders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. The trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

Indenture. Events of default under the indenture for each series of bonds may include:

•	a default in the payment of any principal or interest on any bond, which continues for a specified period of time;

•	failure to perform any other covenant of the issuing entity in the indenture which continues for a specified period of time after notice is given;

•	any representation or warranty made by the issuing entity in the indenture having been incorrect in a material respect as of the time made, and the breach is not cured within a specified period of time after notice is given; or

•	events of bankruptcy, insolvency, receivership or liquidation of the issuing entity.

If an event of default with respect to the bonds of any series at the time outstanding occurs and is continuing, controlling party may declare the bonds to be due and payable immediately. The declaration may, under some circumstances, be rescinded and annulled by the controlling party.

If, following an event of default with respect to any series of bonds, the bonds have been declared due and payable, the controlling party may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral and to continue to apply distributions as if there had been no acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the bonds as they would have otherwise become due. In addition, the trustee may not sell or otherwise liquidate the collateral following an event of default other than a default in the payment of any principal or interest on any bond of the series for a specified period, unless all of the holders consent to the sale, the proceeds of the sale are sufficient to pay in full the principal and interest due on the bonds or the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the bonds as those payments would have become due, and the trustee obtains the consent of the holders of a specified amount of the bonds.

In the event that the trustee liquidates the collateral in connection with an event of default involving a payment default, the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for distribution to the holders may be less than would otherwise be the case.

If the principal of the bonds of a series is declared due and payable, the holders of any bonds issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

If an event of default shall occur and be continuing, the trustee will not be obligated to exercise any rights or powers under the indenture at the request of the holders, unless the holders provide security satisfactory to the trustee against the expenses and liabilities which might be incurred by it. The controlling party shall have the right to direct the time, method and place of conducting any proceeding for any remedy or exercising any power conferred on the trustee with respect to the bonds. The controlling party may waive the default, except a default in the payment of principal or interest or a default caused by a breach of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the affected bond holders. The controlling party will be specified in the prospectus supplement, and is generally expected to be either a bond insurer, if there is one, or the majority holders.

The Trustee

The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the related depositor or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the event of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee who will exercise and perform solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by appointment; although the trustee will continue to be responsible for its duties and obligations under the agreement.

Duties Of The Trustee

The trustee will not make any representations as to the validity or sufficiency of the agreements, the securities or of any primary assets or documents. If no event of default as defined in the agreement has occurred, the trustee is required to perform only those duties specifically required of it under the agreement. Upon receipt of the various certificates, statements, reports or other instruments furnished to it, the trustee is required to examine them to determine whether they are in the form required by the agreements. However, the trustee will not be responsible for the accuracy or content of any of the documents furnished to it by the holders or the servicer under the agreement.

The trustee may be held liable for its negligent action or failure to act, or for its misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders in an event of default. The trustee is not required to expend its own funds or incur any financial liability in the performance of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

Resignation Of Trustee

The trustee may, upon written notice to the related depositor, resign at any time, in which event such depositor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the giving of a notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time (1) if the trustee ceases to be eligible to continue as a trustee under the agreement, (2) if the trustee becomes insolvent or (3) by a majority of the holders. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment Of Agreement

Each agreement may be amended by the parties to the agreement, without notice to or consent of the holders, to correct any ambiguity or any defective provisions, to supplement any provision, or to comply with any requirements imposed by the Internal Revenue Code. Any amendment will not adversely affect in any material respect the interests of any holders.

Each agreement may also be amended by the parties with the consent of a specified percentage of the holders, for the purpose of adding, changing or eliminating any provision of the agreement. No amendment may reduce or delay the payments on any security without the consent of the holder of the security.

Voting Rights

The prospectus supplement will state the method of determining allocation of voting rights with respect to a series.

List Of Holders

No agreement will provide for the holding of any annual or other meeting of holders.

REMIC Administrator

For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be an affiliate of the related depositor or the trustee.

Termination

Pooling And Servicing Agreement; Trust Agreement. The pooling and servicing agreement or trust agreement for a series will terminate upon the distribution to holders of all amounts payable to them after the final payment or liquidation of the primary assets and the disposition of all foreclosure property or the sale by the trustee of the primary assets. For a description of the ways in which securities may be retired early, see “Description of the Securities—Optional Redemption, Purchase or Termination” and “—Mandatory Termination; Auction Sale.”

For each series, the servicer or the trustee, as applicable, will give written notice of termination of the agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination.

Indenture. The indenture will be discharged with respect to a series of bonds upon the delivery to the trustee for cancellation of all the bonds or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the bonds of the series. See “Description of the Securities—Defeasance.”

LEGAL ASPECTS OF LOANS

The following discussion contains summaries of legal aspects of loans, which are general in nature. Because these legal aspects are to a degree governed by state law, the summaries do not purport to be complete, reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the mortgage loans are situated.

Mortgage Loans

The mortgage loans will be represented by a note and an accompanying mortgage or deed of trust. The borrower is personally liable to repay the indebtedness evidenced by the mortgage loan under the note. The mortgage creates a lien on the related mortgaged property to secure the indebtedness.

Enforcement Of The Note. Under the note, the borrower is personally liable to repay the indebtedness evidenced by the mortgage loan. In some states, the lender on a note secured by a lien on real property has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the related property security. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the property first rather than bringing a personal action against the borrower on the note.

Some states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sales of the real property. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, in other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default on a loan on a debtor’s residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor’s petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by paying arrearages over a number of years.

Federal bankruptcy courts also have indicated that the terms of a loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender’s security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

Tax liens arising under the Internal Revenue Code may provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and state laws, such as the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Security Interests — Real Estate Mortgages. The mortgage loans for a series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the mortgaged property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the mortgaged property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: The trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the mortgaged property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee’s authority under a mortgage and the trustee’s authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Foreclosure On Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary defendant parties. When the mortgagee’s right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee’s sale under a specific provision in the deed of trust which authorizes the trustee to sell the mortgaged property upon any default by the borrower under the terms of the note or deed of trust. In some states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property and sent to all parties having an interest of record in the mortgaged property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney’s fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property, recorded and sent to all parties having an interest in the real property.

An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee’s rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court’s equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor’s default was neither willful nor in bad faith or the mortgagee’s action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct warranting a court of equity to refuse affirmative relief to the mortgagee. A court of equity may relieve the mortgagor from an entirely technical default where that default was not willful.

A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties’ intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty third party purchasers have in determining the exact status of title and because the physical condition of the mortgaged property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged property at a foreclosure sale. Rather, it is common for the lender to purchase the mortgaged property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor’s debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the mortgaged property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the mortgaged property. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged property may not equal the lender’s investment in the mortgaged property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

Mortgage Registration Under MERS. The mortgages for certain mortgage loans may be originally recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”), solely as nominee for the sponsor, and its successors and assigns. Subsequent assignments of such mortgages may be registered electronically through the MERS system. For other mortgage loans, (i) the mortgage may be originally recorded in the name of the sponsor, (ii) record ownership may be later assigned to and registered in the name of MERS, solely as nominee for the sponsor, and its successors and assigns, and (iii) subsequent assignments of the mortgage may be registered electronically through the MERS system. For each of such mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the sponsor, and its successors and assigns, and does not have any beneficial interest in the mortgage loan.

The assignment of mortgages to MERS is a new practice in the mortgage lending industry. The servicer will be able to commence foreclosure proceedings on MERS-registered mortgages when necessary and appropriate. Public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds and increase the amount of realized losses on the mortgage loans.

Rights Of Redemption. In some states, after sale under a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the mortgaged property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem mortgaged property after a trustee’s sale under a deed of trust.

Junior Mortgages; Rights Of Senior Mortgages. The mortgage loans comprising or underlying the primary assets included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust, and therefore the holders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the mortgaged property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee’s lien unless the junior mortgagee asserts its subordinate interest in the mortgaged property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in any order as the mortgagee may determine. Thus, in the event improvements on the mortgaged property are damaged or destroyed by fire or other casualty, or in the event the mortgaged property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the mortgaged property and, when due, all encumbrances, charges and liens on the mortgaged property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the mortgaged property, to maintain and repair the mortgaged property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the mortgaged property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is sometimes given the right to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

Due-On-Sale Clauses In Mortgage Loans. Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real mortgaged property securing the loan without the lender’s prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 preempts state law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, with exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to loans that were (1) originated or assumed during the “window period” under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (2) originated by lenders other than national banks, federal savings institutions and federal credit unions.

In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable if they result from the bankruptcy proceeding.

Enforceability Of Prepayment And Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

Most conventional single-family loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the loans.

Equitable Limitations On Remedies. In connection with lenders’ attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower’s default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender’s judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower’s failure to adequately maintain the mortgaged property or the borrower’s execution of secondary financing affecting the mortgaged property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

Applicability Of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, provides that state usury limitations shall not apply to specified types of residential first lien loans originated by specified types of lenders. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of a state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Security Interests In Personal Property And Fixtures. A portion of each mortgaged property may consist of property which is “personal property” or a “fixture” under local state law. This will most commonly occur when the proceeds of the related mortgage loan were applied to property improvements, although any mortgaged property may have some personal property components. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Those purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder’s interest in the personal property must generally be perfected by a timely fixture filing. In general, a security interest does not exist in ordinary building material incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization, upon incorporation of the materials into the related property, will not be secured by a purchase money security interest in the personal property being financed.

Enforcement Of Security Interest In Personal Property. So long as the personal property has not become subject to the real estate law, a creditor can repossess the property securing a contract by voluntary surrender, by “self-help” repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days’ notice prior to commencement of any repossession. Most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. Most states also require that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.

Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor’s loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Contracts

As a result of the assignment of the contracts to the trustee, the trust fund will succeed collectively to all of the rights and will assume the obligations of the obligee under the contracts. Each contract evidences both the obligor’s obligation to repay the loan, and the grant of a security interest in the manufactured home. Aspects of both features of the contracts are described more fully below.

The contracts generally are “chattel paper” as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. The Uniform Commercial Code treats the sale of chattel paper in a manner similar to perfection of a security interest in chattel paper. The sponsor will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the sponsor will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee’s ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the related depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee’s interest in contracts could be defeated.

Security Interests In The Manufactured Homes

The manufactured homes securing the contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party’s lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection is governed by the Uniform Commercial Code. The servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the servicer fails, due to clerical errors, to effect the notation or delivery, or files the security interest under the wrong law, the trustee may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a “fixture filing” under the provisions of the Uniform Commercial Code or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the Uniform Commercial Code, and the notation of the security interest on the certificate of title or the filing of a financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the sponsor and transferred to the issuing entity. With respect to a series of securities and if so described in the prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The servicer will represent that at the date of the initial issuance of the related securities it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees with respect to substantially all of the manufactured homes securing the contracts.

The related depositor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the holders. Neither the related depositor nor the trustee will amend the certificates of title to identify the trustee or the trust fund as the new secured party, and neither the related depositor nor the servicer will deliver the securities of title to the trustee or note thereon the interest of the trustee. Accordingly, the servicer, or the sponsor, continues to be named as the secured party on the certificate of title relating to the manufactured homes. In many states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the related depositor’s rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest in the manufactured home might not be effective or perfected or that, in the absence of notation or delivery to the trustee, the assignment of the security interest in the manufactured home might not be effective against creditors of the servicer (or the sponsor) or a trustee in bankruptcy of the servicer, or the sponsor.

In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the servicer, or the sponsor, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the holders against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, that security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the holders could be released.

In the event that the owner of a manufactured home moves it to a state other than the state in which that manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect the trustee’s security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, the servicer takes steps to effect the re-perfection upon receipt of notice of registration or information from the obligor as to relocation. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the trustee, or its custodian, must surrender possession of the certificate of title or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the servicing agreement, the servicer is obligated to take steps as are necessary to maintain perfection of security interests in the manufactured homes.

Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest. The sponsor will represent that it has no knowledge of any liens with respect to any manufactured home securing payment on any contract. However, those liens could arise at any time during the term of a contract. No notice will be given to the trustee or holders in the event that a lien arises.

Enforcement Of Security Interests In Manufactured Homes

The servicer on behalf of the trustee, to the extent required by the related servicing agreement, may take action to enforce the trustee’s security interest with respect to contracts in default by repossession and resale of the manufactured homes securing the defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by “self-help” repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days’ notice prior to commencement of any repossession. The Uniform Commercial Code and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before the resale. In the event of the repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before those proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing that debtor’s loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Consumer Protection Laws

The so-called “holder-in-due-course” rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the sponsor of goods which gave rise to the transaction, and related lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of contract to all claims and defenses which the debtor could assert against the sponsor of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination of the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

Transfers Of Manufactured Homes; Enforceability Of “Due-On-Sale” Clauses

The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to.

In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of the related contract, the servicer’s ability to do so will depend on the enforceability under state law of the “due-on-sale” clause. The Garn-St. Germain Depository Institutions Act of 1982 generally preempts state laws prohibiting enforcement of “due-on-sale” clauses applicable to the manufactured homes, with some exemptions and conditions. Consequently, in some states the servicer may be prohibited from enforcing a “due-on-sale” clause in the contracts.

Applicability Of Usury Laws

Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on specified kinds of manufactured housing. The contracts would be covered if they satisfy specified conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, and state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The sponsor will represent that all of the contracts comply with applicable usury law.

Servicmembers Civil Relief Act

Under the Servicemembers Civil Relief Act, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including mortgage loans) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower’s obligation to repay amounts otherwise due on a mortgage loan included in a trust fund for a series is relieved under the Servicmembers Civil Relief Act, none of the trust fund, the servicer, the related depositor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state and local tax consequences to them of the purchase, ownership and disposition of the securities. References in this section to “sections” and the “Code” refer to the Internal Revenue Code of 1986, as amended.

The following discussion addresses securities of four general types:

•	securities representing interests in a grantor trust which the related depositor will covenant not to elect to have treated as a REMIC;

•	securities representing interests in a trust, or a portion thereof, which the related depositor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

•	securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans; and

•	securities representing interests in a trust that is intended to be treated as a partnership under the Code.

The prospectus supplement for each series of securities will indicate whether a REMIC election (or elections) will be made for the related trust and, if a REMIC election is to be made, will identify all “regular interests” and “residual interests” in the REMIC.

Grantor Trust Securities

With respect to each series of grantor trust securities, Dewey Ballantine LLP, tax counsel to each depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to each depositor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a “grantor trust fractional interest security.” A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a “grantor trust strip security.”

Taxation Of Beneficial Owners Of Grantor Trust Securities. Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See “—Discount and Premium,” below. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner’s miscellaneous itemized deductions exceeds 2% of the beneficial owner’s adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

Beneficial owners of grantor trust strip securities generally will be required to treat the securities as “stripped coupons” under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See “—Discount and Premium,” below.

Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner’s income as it accrues (regardless of the beneficial owner’s method of accounting), as described below under “—Discount and Premium.” The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales Of Grantor Trust Securities. Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income. The preceding sentences may not apply in the case of banks and other financial institutions if section 582(c) applies. The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the sponsor (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting. The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the “IRS”) as and when required to do so by law.

REMIC Securities

If provided in a prospectus supplement, an election will be made to treat a trust as one or more REMICs. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, tax counsel to each depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to each depositor that, assuming compliance with the related pooling and servicing agreement, the trust will be treated as one or more REMICs for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a “REMIC trust.” The securities of each class will be designated as “regular interests” in the REMIC trust except that a separate class will be designated as the “residual interest” in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See “—Taxes on a REMIC Trust.” Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

Regulations issued by the Treasury Department on December 23, 1992 (the “REMIC regulations”) provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes. REMIC regular securities and REMIC residual securities will be “regular or residual interests in a REMIC” within the meaning of section 7701(a)(19)(C)(xi) and “real estate assets” within the meaning of section 856(c)(5)(B). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of “qualified mortgages” (within the meaning of section 860G(a)(3)), then the portion of the REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as “interest on obligations secured by mortgages on real property” within the meaning of section 856(c)(3)(B), subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution referred to in section 582(c)(2) will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

Tiered REMIC Structures. For a series of REMIC securities, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes, creating a tiered REMIC structure. As to each series of REMIC securities that is a tiered REMIC structure, assuming compliance with all provisions of the related pooling and servicing agreement, each of the REMICs in that series will qualify as a REMIC and the REMIC securities issued by these REMICs will be considered to evidence ownership of REMIC regular securities or REMIC residual securities in the related REMIC within the meaning of the REMIC provisions.

Taxation Of Beneficial Owners Of REMIC Regular Securities. Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see “—Discount and Premium,” below.

For classes of securities that do not have a principal balance, the Code requires the recognition of gain upon the “constructive sale of an appreciated financial position.” A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer’s risk of loss and opportunity for gain with respect to the financial instrument.

Taxation Of Beneficial Owners Of REMIC Residual Securities

Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security in a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities (on that day) in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the Code.

Taxable Income Or Net Loss Of A REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with the following modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d)) on the REMIC regular securities (but not the REMIC residual securities), even though REMIC regular securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC trust as it accrues under a constant yield method, taking into account the “prepayment assumption” (as defined in the prospectus supplement, see “—Discount and Premium—Original Issue Discount,” below). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see “—Taxes on a REMIC Trust—Prohibited Transactions” below) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any servicing or guaranty fees. (See, however, “—Pass-Through of Servicing and Guaranty Fees to Individuals” below.) In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or “permitted investment” (as defined in section 860G(a)(5)), will be treated as ordinary gain or loss.

A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust’s deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

Basis Rules And Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased (but not below zero) by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner’s basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security.

A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner’s adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the “daily accruals” for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the “adjusted issue price” of the REMIC residual security at the beginning of the calendar quarter and 120% of the “federal long-term rate” in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities were sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 512 ), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see “—Foreign Investors” below.

The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have “significant value.” Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2), excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

Pass-Through Of Servicing And Guaranty Fees To Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that those fees, along with some of the beneficial owner’s other miscellaneous itemized deductions, exceed 2% of the beneficial owner’s adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner’s alternative minimum tax liability. A beneficial owner’s share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes On A REMIC Trust

Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from “prohibited transactions.” In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a qualified mortgage or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests other than pursuant to a qualified liquidation.

Contributions To A REMIC After The Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the “startup day” (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury regulations.

Net Income From Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on “net income from foreclosure property.” The terms “foreclosure property” (which includes property acquired by deed in lieu of foreclosure) and “net income from foreclosure property” are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales Of REMIC Securities. Except as provided below, if a REMIC regular or residual security is sold, the sponsor will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the sponsor, increased by any original issue discount or market discount included in the sponsor’s gross income with respect to the security and reduced by distributions on that security previously received by the sponsor of amounts included in the stated redemption price at maturity and by any premium that has reduced the sponsor’s interest income with respect to the security. See “—Discount and Premium.” The adjusted basis of a REMIC residual security is determined as described above under “—Taxation of Beneficial Owners of REMIC Residual Securities—Basis Rules and Distributions.” Except as provided in the following paragraph or under section 582(c) , any gain or loss will be capital gain or loss, provided the security is held as a “capital asset” (generally, property held for investment) within the meaning of section 1221.

Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had income accrued at a rate equal to 110% of the “applicable federal rate” (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner’s income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under “—Discount and Premium.”

If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i)) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by treasury regulations, no such regulations have yet been published.

Transfers Of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee’s agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

The term “disqualified organization” includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers’ cooperative) that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the tax on transfers to disqualified organizations will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the related pooling and servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of that tax liability if (i) the transferee furnishes to the transferor (or the transferee’s agent) an affidavit that the transferee, among other things, (a) is not a disqualified organization, (b) is not acquiring the REMIC residual security for the account of a disqualified organization and (c) will not cause income from the REMIC residual security to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer, and (ii) the transferor (or the transferee’s agent) does not have actual knowledge that the affidavit is false at the time of the transfer. In addition, a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives and nominees) that holds a REMIC residual security may be subject to additional taxes under section 860E(e) if a disqualified organization is a recordholder of an interest in that entity. No tax will be imposed on a pass-through entity for a period with respect to which an interest in that entity is owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

If an “electing large partnership” holds a REMIC residual security, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e). An exception to this tax, otherwise available to a pass-through entity that is furnished with affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

Under the REMIC regulations, a transfer of a “noneconomic residual interest” to a U.S. Person (as defined below in “—Foreign Investors—grantor trust securities and REMIC regular securities”) will be disregarded for all federal tax purposes if a significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the “anticipated excess inclusions” with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any “excess inclusions” at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof)

following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See “—Discount and Premium” and “—Taxation of Beneficial Owners of REMIC Residual Securities—Excess Inclusions.”

The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has “improper knowledge” (i.e., the transferor either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; (ii) the transferee represents to the transferor that it understands that, as a holder of the noneconomic residual interest, it may incur tax liabilities in excess of any cash flows on the residual interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due; (iii) the transferee represents that it will not cause income from the residual interest to be attributed to a foreign permanent establishment or fixed base of the transferee or another taxpayer; and (iv) the transfer satisfies either the “asset test” or the “formula test.”

A transfer satisfies the asset test if (i) at the time of the transfer and at the close of each of the transferee’s two fiscal years preceding the year of transfer, the transferee’s gross assets exceed $100 million and its net assets exceed $10 million (excluding from consideration obligations of related persons and any other asset if a principal purpose for holding or acquiring such asset was to permit the corporation to meet the asset test), (ii) the transferee is an “eligible corporation” (within the meaning of the REMIC regulations) and the transferee agrees in writing that any subsequent transfer of the residual interest security will be to an eligible corporation and will comply with the safe harbor and the asset test, and (iii) the facts and circumstances known to the transferor on or before the date of the transfer do not reasonably indicate that the taxes associated with the residual interest will not be paid.

A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the residual interest is less than or equal to the sum of (i) the present value of any consideration given to the transferee to acquire the residual interest, (ii) the present value of the expected future distributions on the residual interest, and (iii) the present value of the anticipated tax savings associated with holding the residual interest as the related REMIC generates losses. For purposes of the formula test, present value is calculated using a discount rate equal to the short-term applicable federal rate, and the transferee is assumed to pay tax at a rate equal to the highest corporate tax rate.

The Treasury Department recently issued proposed regulations providing that, to clearly reflect income, an inducement fee paid to a transferee of a noneconomic residual interest in a REMIC must be included in income over a period that is reasonably related to the period during which the applicable REMIC is expected to generate taxable income or net loss allocable to the transferee. The proposed regulations set forth two safe harbor methods under which a taxpayer’s accounting for the inducement fee will be considered to clearly reflect income for these purposes. The proposed regulations also provide that an inducement fee shall be treated as income from sources within the United States. If finalized as proposed, the regulations would be effective for taxable years ending on or after the publication of the final regulations in the Federal Register. The proposed regulations contain additional details regarding their application and you should consult your own tax advisor regarding the application of the proposed regulations.

The REMIC regulations contain additional details regarding their application, and you should consult your own tax adviser regarding the application of the REMIC regulations to a transfer of a residual interest.

Reporting And Other Administrative Matters. For purposes of the administrative provisions, each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by Treasury regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information on a quarterly basis necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee may also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust and elects to be treated as having informed the IRS of the inconsistency. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

Termination. In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security’s adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

Debt Securities

With respect to each series of debt securities, Dewey Ballantine LLP, tax counsel to the each depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to each depositor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For additional tax consequences relating to debt securities purchased at a discount or with premium, see “—Discount and Premium,” below. This opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes. As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

Sale Or Exchange. If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner’s adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the sponsor’s gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

In general (except as described in “—Discount and Premium—Market Discount,” below), except for financial institutions subject to section 582(c), any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

Partnership Interests

With respect to each series of partnership interests, Dewey Ballantine LLP, tax counsel to each depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to each depositor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes. As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

Taxation Of Beneficial Owners Of Partnership Interests. If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the Code, Treasury regulations and the partnership agreement (here, the trust agreement and related documents).

The trust’s assets will be the assets of the partnership. The trust’s income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust’s deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust’s assets.

The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See “Backup Withholding” and “Foreign Investors” below).

Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute “unrelated business taxable income” generally taxable to the holder under the Code.

Under section 708, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final Treasury regulations issued on May 8, 1997, if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale Or Exchange Of Partnership Interests. Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the sponsor’s tax basis in the partnership interests sold. A beneficial owner’s tax basis in a partnership interest will generally equal the beneficial owner’s cost increased by the beneficial owner’s share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner’s share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

Any gain on the sale of a partnership interest attributable to the beneficial owner’s share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interest than the transferor had. Based on an exception to the new mandatory basis adjustment rule added to the Code by the American Jobs Creation Act of 2004, a partnership, the sole business activity of which is to issue securities which provide for a fixed principal or similar amount and are primarily serviced by the cash flow of a discrete pool of receivables or other financial assets, generally will not be required to adjust the basis of partnership property following a sale or exchange of a partnership interest, unless the partnership files an election under section 754 of the Code.

Partnership Reporting Matters. The owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest’s allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

Under section 6031, any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person, (y) whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interest, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest’s returns and adjustments of items not related to the income and losses of the trust.

Discount And Premium

A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner’s income as it accrues (regardless of the beneficial owner’s regular method of accounting) using a constant yield method; (2) market discount is treated as ordinary income and must be included in a beneficial owner’s income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount. In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its “stated redemption price at maturity” over its “issue price.” The issue price of a publicly offered security that is issued for money is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an accrual security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the settlement date to the first distribution date.

Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity, of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security’s stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and certain accelerable debt securities. Section 1272(a)(6) applies to grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. Each depositor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. Neither depositor makes a representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

Each beneficial owner must include in gross income the sum of the “daily portions” of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each “accrual period.” The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or (2) beginning on the next day following a distribution date and ending on the next distribution date.

Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption, (2) events (including actual prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount. A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either (1) under a constant yield method or (2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

Securities Purchased At A Premium. A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that “premium security” at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) , to treat the premium as an “amortizable bond premium.” If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner’s income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the instrument’s yield to maturity. Further, the beneficial owner must make corresponding reductions in his or her basis in the security. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and (2) the premium must be allocated to the principal distributions on the instrument and, when each principal distribution is received, a loss equal to the premium allocated to that distribution ordinarily will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the instrument.

Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election. For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all “interest” that accrues on the security by using a constant yield method. For purposes of the election, the term “interest” includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the “backup withholding tax” under section 3406, if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Holders that are not exempt recipients must provide Form W-9 or the equivalent to avoid having such amounts withheld. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient’s federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

Foreign Investors

General. U.S. withholding regulations require, in the case of securities held by a foreign partnership, that (x) certification of exemption from U.S. tax be provided by the partners rather than by the foreign partnership and (y) the partnership provide information, including a United States taxpayer identification number. A look-through rule would apply in the case of a tiered partnership. Non-U.S. Persons should consult their own tax advisors regarding the application to them of U.S. withholding regulations.

Grantor Trust Securities And REMIC Regular Securities. Distributions made on a grantor trust security, debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes, provided the requirements set forth below are met. The term “U.S. Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name, address and taxpayer identification numbers (in certain circumstances) of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a “controlled foreign corporation” described in section 881(c)(3)(C).

REMIC Residual Securities. Amounts distributed to a beneficial owner of a REMIC residual security that is a non-U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. In no case will any portion of REMIC income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See “—REMIC Securities—Taxation of Beneficial Owners of REMIC Residual Securities—Excess Inclusions.”

Partnership Interests. Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business.

STATE AND LOCAL TAX CONSIDERATIONS

In addition to the federal income tax consequences described in “Material Federal Income Tax Consequences,” potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

CONSIDERATIONS FOR BENEFIT PLAN INVESTORS

Investors Affected

A federal law called the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code and a variety of state laws may affect your decision whether to invest in the securities if you are investing for:

•	a pension or other employee benefit plan of employers in the private sector that is regulated under ERISA, referred to as an ERISA plan,

•	an individual retirement account or annuity, called an IRA, or a pension or other benefit plan for self-employed individuals, called a Keogh plan,

•	a pension and other benefit plan for the employees of state and local governments, called a government plan, or

•	an insurance company general or separate account, a bank collective investment fund or other pooled investment vehicle which includes the assets of ERISA plans, IRAs, Keogh plans, and/or government plans.

A summary of the effects of those laws follows.

Fiduciary Standards For ERISA Plans And Related Investment Vehicles

ERISA imposes standards of fiduciary conduct on those who are responsible for operating ERISA plans or investing their assets. These standards include requirements that fiduciaries act prudently in making investment decisions and diversify investments so as to avoid large losses unless under the circumstances it is clearly prudent not to do so. If you are a fiduciary of an ERISA plan, you are subject to these standards in deciding whether to invest the plan’s assets in securities. You may find the full text of the applicable standards of fiduciary conduct in section 404 of ERISA. If you are a fiduciary of an ERISA plan, you should consult with your advisors concerning your investment decision in the context of section 404 of ERISA.

Prohibited Transaction Issues For ERISA Plans, Keogh Plans, IRAs And Related Investment Vehicles

General. Transactions involving the assets of an ERISA plan, a Keogh plan or an IRA, called prohibited transactions, may result in the imposition of excise taxes and, in the case of an ERISA plan, civil money penalties and certain other extraordinary remedies. A prohibited transaction occurs when a person with a pre-existing relationship to an ERISA plan, a Keogh plan or IRA, known as a party in interest or a disqualified person, engages in a transaction involving the assets of the plan or IRA. You may find the laws applicable to prohibited transactions in section 406 of ERISA and section 4975 of the Code. There are statutory and regulatory prohibited transaction exemptions, as well as administrative exemptions granted by the United States Department of Labor. Prohibited transaction exemptions waive the excise taxes, civil money penalties and other remedies for certain prohibited transactions which are structured to satisfy prescribed conditions.

Purchase And Sale of Securities. If an ERISA plan, a Keogh plan, an IRA or a related investment vehicle acquires securities from, or sells securities to, a party in interest or a disqualified person, a prohibited transaction may occur. In such a case, the party in interest or disqualified person might be liable for excise taxes unless a prohibited transaction exemption is available. Where a prohibited transaction involves an ERISA plan or related investment vehicle, the fiduciary who causes or permits the prohibited transaction may also be liable for civil money penalties.

Transactions Incidental to The Operation of The Trust. Transactions involving the assets of a trust may also give rise to prohibited transactions to the extent that an investment in securities causes the assets of the trust to be considered assets, commonly known as plan assets, of an ERISA plan, a Keogh plan, an IRA or a related investment vehicle. Whether an investment in securities will cause a trust’s assets to be treated as plan assets depends on whether the securities are debt or equity investments for purposes of ERISA. The United States Department of Labor has issued regulations, commonly known as the plan asset regulations, which define debt and equity investments. The plan asset regulations appear at 29 C.F.R. sections 2510.3-101. Under the plan asset regulations, a trust’s assets will not be plan assets of an ERISA plan, Keogh plan, IRA or related investment vehicle that purchases securities if the securities are considered debt. For this purpose, the securities will be debt only if they are treated as indebtedness under applicable local law and do not have any substantial equity features. The term substantial equity features has no definition under the plan asset regulations. In the absence of such a definition, we cannot assure you that the securities, either when they are issued or at any later date, will have no substantial equity features. The prospectus supplement for a particular offering of securities may tell you whether we believe the securities are debt for ERISA purposes. To the extent that the securities do not constitute debt for purposes of ERISA, they will constitute equity investments. In this case, an ERISA plan, Keogh plan, IRA or related investment vehicle that acquires securities would also acquire an undivided interest in each asset of the trust unless (i) the trust is an operating company or a venture capital operating company as defined in the plan asset regulations, (ii) the securities are publicly offered securities as defined in the plan asset regulations, or (iii) benefit plan investors as defined in the plan asset regulations do not own 25% or more of the securities or any other class of equity security issued by the trust. If the securities may be treated as an equity investment under the plan asset regulations, the prospectus supplement may tell you whether we believe any of these exceptions will apply.

Possible Exemptive Relief

The United States Department of Labor has issued prohibited transaction exemptions, which conditionally waive excise taxes and civil money penalties that might otherwise apply to a type of transaction.

Class Exemptions. The United States Department of Labor has issued prohibited transaction class exemptions, or PTCEs, which provide that exemptive relief is available to any party to any transaction which satisfies the conditions of the exemption. A partial listing of the PTCEs which may be available for investments in securities follows. Each of these exemptions is available only if specified conditions are satisfied and may provide relief for some, but not all, of the prohibited transactions that a particular transaction may cause. The prospectus supplement for a particular offering of securities may tell you whether the securities themselves satisfy the conditions of these exemptions. You should consult with your advisors regarding the specific scope, terms and conditions of an exemption as it applies to you, as an investor, before relying on that exemption’s availability.

Class Exemptions For Purchases And Sales of Securities. The following exemptions may apply to a purchase or sale of securities between an ERISA plan, a Keogh plan, an IRA or related investment vehicle, on the one hand, and a party in interest or disqualified person, on the other hand:

•	PTCE 84-14, which exempts certain transactions approved on behalf of the plan by a qualified professional asset manager, or QPAM.

•	PTCE 75-1, which exempts certain transactions between plans and certain broker-dealers.

•	PTCE 90-1, which exempts certain transactions entered into by insurance company pooled separate accounts in which plans have made investments.

•	PTCE 91-38, which exempts certain transactions entered into by bank collective investment funds in which plans have made investments.

•	PTCE 96-23, which exempts certain transactions approved on behalf of a plan by an in-house investment manager, or INHAM.

•	PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

These exemptions do not expressly address prohibited transactions that might result from transactions incidental to the operation of a trust. We cannot assure you that a purchase or sale of securities in reliance on one of these exemptions will not give rise to indirect, non-exempt prohibited transactions.

Individual Underwriter Exemptions. The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA, and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of securities in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemptions, as well as transactions incidental to the operation of the trust.

Among the conditions that must be satisfied in order for the underwriter exemptions to apply to offered securities are the following:

•	the acquisition of the securities by a plan is on terms, including the price for the securities, that are at least as favorable to the plan as they would be in an arm’s-length transaction with an unrelated party;

•	the rights and interests evidenced by the securities acquired by the plan are not subordinated to the rights and interests evidenced by other securities of the trust, other than in the case of a “designated transaction”, as defined below;

•	the securities acquired by the plan have received a rating at the time of the acquisition that is one of the three (or in the case of a designated transaction, four) highest generic rating categories from Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or Fitch Ratings (hereinafter called the Rating Agencies);

•	the trustee of the trust is not an affiliate of the trust sponsor, any servicer, any insurer, any swap counterparty or any obligor with respect to obligations or receivables constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust, determined on the date of initial issuance of securities, or any affiliate of any of these entities;

•	the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person’s services under the pooling and servicing agreement and reimbursement of that person’s reasonable expenses;

•	the plan investing in the securities is an “accredited investor” as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

•	in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the securities being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date. Described below are additional conditions relating to the use of pre-funding accounts.

In addition, one subset of designated transactions, residential (one-to four-family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by securities issued in such designated transactions are: (a) not subordinated to the rights and interests evidenced by securities of the same trust fund; (b) such securities acquired by the plan have received a rating from the Rating Agency at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust fund is secured by collateral whose fair market value on the closing date of the designated transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust fund and (ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust fund) which are secured by the same collateral.

The trust estate must also meet the following requirements:

•	the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

•	securities in the other investment pools must have been rated in one of the three highest rating categories (or, in the case of a designated transaction, four) of the Rating Agencies for at least one year prior to the plan’s acquisition of securities; and

•	securities evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan’s acquisition of securities.

For the purposes of the underwriter exemptions, “designated transactions” include a transaction in which the assets underlying the securities consist of single-family residential, multi-family residential, home equity, manufactured housing and/or commercial mortgage obligations that are secured by a single-family residential, multi-family, commercial real property or leasehold interests therein.

Moreover, the underwriter exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire certificates in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan’s investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemptions do not apply to plans sponsored by the “restricted group,” which is the sponsor, the underwriters, the trustee, any servicer, any insurer, any swap counterparty, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of the aforementioned parties.

Conditions For Pre-funding Accounts. If the trust includes a pre-funding account, the following conditions also apply:

•	The ratio of the amount allocated to the pre-funding account to the total principal amount of the securities being offered must be less than or equal to 25%.

•	All additional obligations transferred to the trust after the closing date of the offering of securities must meet the same terms and conditions of eligibility for inclusion in the trust as the obligations placed in the trust at or prior to the closing date, and these terms and conditions must have been approved by the Rating Agencies. These terms and conditions may be changed if the changes receive prior approval of either a Rating Agency or a majority vote of outstanding certificate holders.

•	After the transfer of additional obligations to the trust, the securities must have a credit rating from one of the Rating Agencies at least as high as the rating assigned at the time of the initial issuance of the securities.

•	The use of pre-funding does not, in and of itself, cause a reduction of 100 basis points or more in the weighted average annual percentage interest rate of all of the obligations included in the trust between the time of initial issuance of the securities and the end of the pre-funding period.

•	Either the characteristics of the obligations added to the trust during the pre-funding period must be monitored by an independent insurer or other independent credit support provider, or an independent accountant must furnish a letter, prepared using the same type of procedures as were applicable to the obligations which were transferred to the trust as of the closing date of the initial offering of securities, stating whether or not the characteristics of the additional obligations conform to the characteristics described in the prospectus or prospectus supplement.

•	The pre-funding period must end no later than three months, or 90 days if later, after the closing date of the initial issuance of securities, or earlier in certain circumstances if the unused balance in the pre-funding account falls below a specified minimum level or an event of default occurs.

•	Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are described in the pooling and servicing agreement, are permitted by the Rating Agencies rating the securities and have been rated, or the obligor has been rated, in one of the three highest generic rating categories by one of the Rating Agencies or else are either direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States.

•	The prospectus or prospectus supplement must describe the duration of the pre-funding period.

•	The trustee, or any agent with which the trustee contracts to provide trust services, must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities with ERISA and the trustee, as legal owner of the assets of the trust, must enforce all the rights created in favor of securityholders of the trust, including ERISA plans.

The prospectus supplement will indicate if an underwriter exemption that does not apply to a series of securities during a prefunding period will apply thereafter to permit the securities to be purchased with plan assets after the prefunding period is completed.

Class Exemptions For Purchases And Sales of Securities And Transactions Incidental to The Operation of The Trust. In addition to the underwriter exemptions, the Department of Labor has issued PTCE 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

In addition, PTCE 95-60 may provide an exemption for transactions which meet the conditions of the underwriter exemptions other than certain conditions relating to subordination and rating of the securities.

Bonds. Under the plan assets regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An “equity interest” is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the bonds are treated as having substantial equity features, the purchase, holding and resale of the bonds could result in a transaction that is prohibited under ERISA or the

Internal Revenue Code. If the bonds are treated as indebtedness without substantial equity features, the trust’s assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the bonds by or on behalf of a plan could nevertheless give rise to a prohibited transaction if the acquisition and holding of bonds by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of bonds by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the bonds. Included among these exemptions are: PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 and PTCE 96-23. Each purchaser and each transferee of a bond that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the bond will be covered by one of the exemptions listed above or by another prohibited transaction class exemption.

In addition, the underwriter exemptions may be available for the purchase of bonds.

Consultation With Counsel. The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio. The sale of securities to a plan is in no respect a representation by either depositor or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

LEGAL INVESTMENT

The prospectus supplement for each series of securities will specify which classes of securities of the series, if any, will constitute mortgage related securities for purposes of SMMEA. Any class of securities that is not rated in one of the two highest rating categories by one or more nationally recognized statistical rating agencies, or that represents an interest in a trust fund that includes junior mortgage loans, will not constitute mortgage related securities for purposes of SMMEA. Mortgage-related securities are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation. Under SMMEA, if a state enacted legislation prior to October 3, 1991 specifically limiting the legal investment authority of any entities with respect to mortgage-related securities, the securities would constitute legal investments for entities subject to that legislation only to the extent provided in that legislation. SMMEA provides, however, that in no event will the enactment of any legislation of this kind affect the validity of any contractual commitment to purchase, hold or invest in mortgage-related securities, or require the sale or other disposition of such securities, so long as that contractual commitment was made or the securities were acquired prior to the enactment of that legislation.

SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage-related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to regulations as the applicable federal regulatory authority may prescribe.

On April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement applicable to all depository institutions, setting forth guidelines for investments in high-risk mortgage securities. The 1998 policy statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the National Credit Union Administration and the Office of Thrift Supervision with an effective date of May 26, 1998. The 1998 policy statement rescinds a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution’s overall interest rate risk. The 1998 policy statement eliminates former constraints on investing in certain high-risk mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

On December 1, 1998, the Office of Thrift Supervision issued Thrift Bulletin 13a, entitled, “Management of Interest Rate Risk, Investment Securities, and Derivatives Activities,” which is applicable to thrift institutions regulated by the OTS. Thrift Bulletin 13a has an effective date of December 1, 1998. One of the primary purposes of Thrift Bulletin 13a is to require thrift institutions, prior to taking any investment position, to (1) conduct a pre-purchase portfolio sensitivity analysis for any significant transaction involving securities or financial derivatives and (2) conduct a pre-purchase price sensitivity analysis of any complex security or financial derivative. For the purposes of Thrift Bulletin 13a, complex security includes, among other things, any collateralized mortgage obligation or REMIC security, other than any plain vanilla mortgage pass-through security, that is, securities that are part of a single class of securities in the related pool, that are non-callable and do not have any special features. Accordingly, the offered securities may be viewed as complex securities. The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, Thrift Bulletin 13a recommends that the use of complex securities with high price sensitivity be limited to transactions and strategies that lower a thrift institution’s portfolio interest rate risk. Thrift Bulletin 13a warns that an investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by the OTS examiners as an unsafe and unsound practice.

Prospective investors in the securities, including in particular the classes of securities that do not constitute mortgage-related securities for purposes of SMMEA, should consider the matters discussed in the following paragraph.

There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor’s assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for those investors or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

RATINGS

It is a condition to the issuance of the securities of each series offered by this prospectus and the accompanying prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the prospectus supplement.

AVAILABLE INFORMATION

The depositors have filed a registration statement (No. 333-131111) with respect to the securities with the Securities and Exchange Commission. Reports filed by NovaStar Mortgage Funding Corporation can be located under CIK code no. 0001052549 and reports filed by NovaStar Certificates Financing Corporation can be located under CIK code no. 0001359075. This prospectus, which forms a part of the registration statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the agreements, but do not contain all of the information in the registration statement. For further information, reference is made to the registration statement and its exhibits. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Securities and Exchange Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each depositor, that file electronically with the Securities and Exchange Commission.

Each trust will be required to file reports with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934. The depositors intend to cause each trust to suspend filing the reports if and when the reports are no longer required under said act.

No person has been authorized to give any information or to make any representation other than those contained in this prospectus and any prospectus supplement and you must not rely upon such information or representations. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered hereby and thereby nor an offer of the securities to any person in any state or other jurisdiction in which that offer would be unlawful. You should not assume that information in this prospectus is correct as of any time subsequent to its date.

INCORPORATION OF DOCUMENTS BY REFERENCE

All documents that we subsequently file with the Securities and Exchange Commission under sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus shall be incorporated by reference in this prospectus and be a part of this prospectus. Any statement contained in a document incorporated by reference shall be modified or superseded if a statement contained in this prospectus, the prospectus supplement or in any other document subsequently incorporated by reference modifies or replaces that statement.

The depositors will provide without charge, on request of each person to whom this prospectus is delivered, a copy of any of the documents that are incorporated by reference in this prospectus. Requests should be directed to NovaStar Mortgage Funding Corporation or NovaStar Certificates Financing Corporation, 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, telephone (816) 237-7000.

PLAN OF DISTRIBUTION

The depositors may offer each series of securities through one or more firms that may be designated at the time of each offering of the securities. The prospectus supplement will describe the specific terms of the offering of the series and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the related depositor from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to dealers. The place and time of delivery of each series will be stated in the prospectus supplement.

LEGAL MATTERS

Dewey Ballantine LLP, New York, New York, or any other counsel identified in the prospectus supplement, will pass upon legal matters for each depositor.

FINANCIAL INFORMATION

Each depositor has determined that its financial statements are not material to the offering made hereby.

A new trust will be formed to own the primary assets and to issue each series of securities. Each new trust will have no assets or obligations prior to the issuance of the securities and will not engage in any activities other than those described in this prospectus. Accordingly, no financial statements with respect to the trusts will be included in this prospectus or any prospectus supplement.

A prospectus supplement and the related Form 8-K may contain financial statements of any credit enhancer.